UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-04984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        Gene L. Needles, Jr., PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2009

                  Date of reporting period: December 31, 2009


ITEM 1. REPORTS TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

(American Beacon Funds(SM) LOGO)

                                 Annual Report

                                   (GRAPHIC)

December 31, 2009

S&P 500 INDEX FUND
SMALL CAP INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message....................................................................    1
Performance Overviews..................................................................    3
American Beacon Funds
   Statements of Assets and Liabilities................................................   12
   Statements of Operations............................................................   13
   Statements of Changes in Net Assets.................................................   14
   Notes to Financial Statements.......................................................   15
   Financial Highlights................................................................   22
State Street Equity 500 Index Portfolio
   Portfolio of Investments............................................................   31
   Statement of Assets and Liabilities.................................................   37
   Statement of Operations.............................................................   38
   Statements of Changes in Net Assets.................................................   39
   Financial Highlights................................................................   40
   Notes to Financial Statements.......................................................   41
Master Small Cap Index Series
   Summary Schedule of Investments.....................................................   54
   Statement of Assets and Liabilities.................................................   61
   Statement of Operations.............................................................   62
   Statements of Changes in Net Assets.................................................   63
   Financial Highlights................................................................   63
   Notes to Financial Statements.......................................................   64
Master International Index Series
   Summary Schedule of Investments.....................................................   72
   Statement of Assets and Liabilities.................................................   77
   Statement of Operations.............................................................   78
   Statements of Changes in Net Assets.................................................   79
   Financial Highlights................................................................   79
   Notes to Financial Statements.......................................................   80
Additional Information......................................................Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2009

FELLOW SHAREHOLDERS,

(PHOTO OF GENE L. NEEDLES, JR.)

     As an introduction to the American Beacon S&P 500, Small Cap and International Equity Index Funds Annual Report for the 12-month period ended December 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of December 31, 2009, my optimism has been largely confirmed.

     The Institutional Class of the American Beacon S&P 500, Small Cap and International Equity Index Funds reported returns of 26.70%, 27.21% and 28.72%, respectively, for the 12-month period ending December 31, 2009. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent growth rate in the stock market has helped produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with the Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds


Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards

DOMESTIC EQUITY MARKET OVERVIEW
DECEMBER 31, 2009 (UNAUDITED)

     Economic recovery from the most recent recession continued to gain momentum throughout 2009. Most importantly, credit spreads tightened and liquidity returned to the market. During the fourth quarter 2009, the pace of job losses declined, home sales rose, and consumer spending increased. In addition, financial market conditions continued to improve as equity prices rose and credit spreads remained tight.

     The U.S. stock market started 2009 much the same way it ended 2008--falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions and a weak job market all helped push U.S. equity markets lower. In early March, domestic stocks reached a sudden turning point. The S&P 500 Index, as a proxy for U.S. equity markets in general, rose nearly 20% in the last three weeks of March when some good news helped spark a measure of optimism in the market. Despite this rally, the S&P 500 ended the first quarter of 2009 with a loss of just over 11%.

     The rally that started in March 2009 gained momentum over the following two quarters. The S&P 500 gained more than 15% in each of the next two quarters (second and third quarters of 2009), as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter of 2009 at a reduced, but still solid, pace. Reported earnings were better than predicted, and earnings projections began being revised upward toward the end of 2009.

     The S&P 500 Index ended the one-year period as of Dec. 31, 2009, with gain of 26.46%. The rally in the middle of the year was the strongest surge seen since the middle of the 1970s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007.

     The Federal Reserve Board("Fed") left the target range of the federal funds rate unchanged at 0.0-0.25% at the Federal Open Market Committee meeting on Dec. 16, 2009. That is where it has remained since Dec. 16, 2008. During the economic crisis, the Fed employed quantitative easing tactics to flood the financial markets with liquidity. In order to avoid stimulating inflation as the economic recovery gains ground, the Fed will need to implement a careful exit strategy to reduce liquidity. The Fed has numerous tools available to drain excess liquidity from the system, but the timing of such efforts will be very important.

     After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period. However, there are still many challenges facing U.S. equity markets and the U.S. economy--including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies central banks will use to reduce their stimulus programs. While it appears that the economic recovery could be sustainable, many believe that economic growth will likely be gradual at best in 2010..

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use, "Standard and Poor's(R)", "S&P", "Standard & Poor's 500", "S&P 500" are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a registered trademark of Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2009(UNAUDITED)

     For the twelve months ended December 31, 2009, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 26.70%, slightly better than the S&P 500 Index (the "Index") return of 26.46% and the Lipper S&P 500 Objective Funds Index return of 26.31%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 12/31/99 THROUGH 12/31/09

                              (LINE GRAPH)



                                    ANNUALIZED TOTAL RETURNS     VALUE OF
                                     PERIODS ENDED 12/31/09       $10,000
                                   ---------------------------   12/31/99-
                                   1 YEAR   5 YEARS   10 YEARS    12/31/09
                                   ------   -------   --------   ---------
Institutional Class(1,4)........   26.70%     0.36%    -1.07%      $8,975
Investor Class(1,2,4)...........   26.26%    -0.08%    -1.49%      $8,603
Lipper S&P 500 Objective
   Funds Index (3)..............   26.31%     0.23%    -1.19%      $8,873
S&P 500 Index (3)...............   26.46%     0.42%    -0.95%      $9,089

(1.) The Investor Class was formerly known as the PlanAhead Class. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) A portion of the fees charged to the Investor Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

(3.) The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

(4.) The total annual Fund operating expense ratios set forth in the most recent
     Fund prospectus for the Institutional and Investor Class shares was 0.13% and 0.57%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The market rally spread across all sectors during 2009. Nine out of ten sectors in the Index posted double digit positive returns for the year. Information Technology stocks led the rally gaining 61.6% and Consumer Discretionary stocks rose 41.6%. It is reasonable to infer that these results reflect changing views on the economy and improved sentiment on more aggressive sectors such as Information Technology and Consumer Discretionary. The more defensive sectors such as Telecommunication Services and Utilities, up 8.9% and 11.9% respectively, did not fully participate in the rally but still managed solid gains.

     Most of the 2009 rally was led by names that had been severely punished during the market downdraft of 2007-2008. The top six individual stock returns, XL Capital (up 419.8%), Tenet Healthcare (up 368.7%), Advanced Micro Devices (up 348.2%), Ford Motor (up 336.7%), Genworth Financial (up 301.1%), and Micron Technology (up 300.0%), all began the year with stock prices below $5 and each posted returns of 300% or more. While the vast majority of stocks in the Index posted gains during the year, not every company participated in the rally. A number of stocks including Motors Liquidation Co. (formerly General Motors Corporation) (down 80.9%), CIT Group (down 83.4%) and FairPoint Communications (down 96.7%) lost most of their value during the period.

     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2009(UNAUDITED)

TOP TEN HOLDINGS

                                                                     % OF
                                                                   EQUITIES*
                                                                   ---------
Exxon Mobil Corp................................................      3.3%
Microsoft Corp..................................................      2.4%
Apple, Inc......................................................      1.9%
Johnson & Johnson...............................................      1.8%
Procter & Gamble Co.............................................      1.8%
International Business Machines Corp............................      1.7%
AT&T, Inc.......................................................      1.7%
JPMorgan Chase & Co.............................................      1.7%
General Electric Co.............................................      1.6%
Chevron Corp....................................................      1.6%

*    Percent of the equities of State Street Equity 500 Index Portfolio

EQUITY SECTOR ALLOCATION

                                                                     % OF
                                                                   EQUITIES*
                                                                   ---------
Information Technology..........................................     19.8%
Financials......................................................     14.4%
Health Care.....................................................     12.6%
Energy..........................................................     11.5%
Consumer Staples................................................     11.4%
Industrials.....................................................     10.2%
Consumer Discretionary..........................................      9.6%
Utilities.......................................................      3.7%
Materials.......................................................      3.6%
Telecommunication Services......................................      3.2%

*    Percent of the equities of State Street Equity 500 Index Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

     For the twelve months ended December 31, 2009, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 27.21%. The Fund's performance exceeded the Russell 2000(R) Index (the "Index") return of 27.16%, but underperformed the Lipper Small-Cap Core Funds Index return of 34.50%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/09

                              (LINE GRAPH)


                                             ANNUALIZED TOTAL RETURNS
                                              PERIODS ENDED 12/31/09
                              -----------------------------------------------------
                                                 SINCE INCEPTION   VALUE OF $10,000
                              1 YEAR   5 YEARS      (7/31/00)      7/31/00-12/31/09
                              ------   -------   ---------------   ----------------
Institutional Class(1,3) ..   27.21%    0.47%         3.67%             $14,039
Lipper Small-Cap Core
   Funds Index(2) .........   34.50%    1.55%         5.00%             $15,836
Russell 2000 Index(2) .....   27.16%    0.51%         3.77%             $14,165

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.20%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     Within the Index, nine of the ten sectors posted positive returns for the period. Materials (up 61.3%), Consumer Discretionary (up 60.9%) and Information Technology (up 59.8%) emerged as the best performers, while Financials (down 1.4 %) was the only sector to post a negative return.

     The highest individual stock returns in the Index were generated by Diedrich Coffee Inc. (up 9,581%), Dollar Thrifty Automotive Group Inc. (up 2,250%), Vanda Pharmaceuticals Inc. (up 2,150%), Avis Budget Group Inc. (up 1,774%), and Air Transport Services Group Inc. (up 1,367%). By contrast, there were several stocks within the Index that lost a significant percentage of their value during the period, including Pacific Capital Bancorp (down 94.2%), Sterling Financial Corp. (Washington) (down 93.0%), and Repros Therapeutics (down 92.4%).

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                    % OF
                                 EQUITIES*
                                 ---------
Human Genome Sciences, Inc. ..      0.6%
3Com Corp. ...................      0.3%
Tupperware Brands Corp. ......      0.3%
E*Trade Financial Corp. ......      0.3%
Assured Guaranty Ltd. ........      0.3%
Solera Holdings, Inc. ........      0.3%
Highwoods Properties, Inc. ...      0.3%
Skyworks Solutions, Inc. .....      0.3%
Domtar Corp. .................      0.3%
J. Crew Group, Inc. ..........      0.2%

EQUITY SECTOR ALLOCATION

                                   % OF
                                EQUITIES*
                                ---------
Financials ..................     20.2%
Information Technology ......     18.4%
Industrials .................     15.9%
Health Care .................     14.3%
Consumer Discretionary ......     13.7%
Energy ......................      5.2%
Materials ...................      4.7%
Consumer Staples ............      3.4%
Utilities ...................      3.2%
Telecommunication Services ..      1.0%

*   Percent of equity portion of Master Small Cap Index Series

INTERNATIONAL MARKET OVERVIEW
DECEMBER 31, 2009 (UNAUDITED)

     After the first quarter of 2009, equity markets rebounded and appreciated sharply over the remainder of the year. From the mid-March 2009 lows, global equities rebounded tremendously. We witnessed strong rotation into financials and more cyclical sectors, as investors anticipated improvements in both the credit markets and the global economy.

     The MSCI EAFE Index, as a proxy for international stocks, returned 31.8% for the one-year period ended December 31, 2009. In a strong reversal from 2008, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the 12-month period.

     Following a very difficult 2008, which saw a global financial and economic recession that was nearly unprecedented, U.S. stocks continued their sharp declines in the first quarter of 2009. Fear dominated this period. Investors were skeptical about the intentions of governments and global policymakers. Those fears began dissipating, and stocks moved higher as investors witnessed the effects of global monetary and fiscal stimuli.

     International returns were amplified by the strength of foreign currencies relative to the U.S. dollar. The U.S. dollar underperformed most major global currencies during 2009, weakening versus the British pound and euro, but strengthening versus the Japanese yen.

     In all, 2009 produced negative real economic growth across the developed world, as well as noticeable earnings declines. However, in another reversal of 2008's trends, international equity markets generally outperformed U.S. markets for the 12-month period, with the MSCI EAFE Index gaining 31.8% versus the 26.5% return of the S&P 500 Index. In 2009, emerging markets also experienced a significant comeback from the prior year to end up with a return of 78.5% for 2009, as represented by the MSCI Emerging Markets Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

     For the twelve months ended December 31, 2009, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of 28.72%, underperforming the MSCI EAFE Index (the "Index") return of 31.78% and the Lipper International Funds Index return of 35.30%. The investment manager's application of its fair valuation policy during the period was the primary driver of the Fund's underperformance.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/09

                              (LINE GRAPH)



                                             ANNUALIZED TOTAL RETURNS
                                              PERIODS ENDED 12/31/09
                              -----------------------------------------------------
                                                 SINCE INCEPTION   VALUE OF $10,000
                              1 YEAR   5 YEARS      (7/31/00)      7/31/00-12/31/09
                              ------   -------   ---------------   ----------------
Institutional Class(1,3) ..   28.72%    3.55%         2.07%             $12,125
Lipper International
   Funds Index(2) .........   35.30%    4.88%         2.89%             $13,074
MSCI EAFE Index(2) ........   31.78%    3.54%         2.18%             $12,248

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.19%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     In a strong reversal from 2008, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the 12-month period. From a sector perspective, gains were most prominent in the Materials, Financials and Consumer Discretionary sectors, which returned 69.3%, 38.1% and 37.5% respectively for the year. At the lower end of the positive return spectrum were the Utilities and Telecommunication Services sectors, which posted significantly smaller gains of 4.2% and 15.7%, respectively.

     At the country level, Norway (up 87.1%), Australia (up 76.4%), Singapore (up 74.0%), Sweden (up 64.2%), and Hong Kong (up 60.2%) were the top country performers, while Japan (up 6.3%), Finland (up 11.1%), and Ireland (up 12.3%) were the least positive countries over the period.

     On an individual-stock basis, firms Immoeast AG (up 763.9%), Kazakhmys PLC (up 545.7%), Vedanta Resources PLC (up 387.7%) and Infineon Technologies AG (up 367.9%) were the strongest performers. By contrast, Japan Airlines Corp. (down 69.2%), Volkswagen AG (down 68.0%), and Acom Co. Ltd. (down 63.1%) were the most notable laggards within the Index.

     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                              % OF
                          NET ASSETS*
                          -----------
HSBC Holdings plc. ....       1.9%
BP plc. ...............       1.8%
Nestle S.A. ...........       1.7%
Total S.A. ............       1.3%
Banco Santander S.A. ..       1.3%
BHP Billiton Ltd. .....       1.3%
Toyota Motor Corp. ....       1.2%
Vodafone Group plc. ...       1.2%
Roche Holding Ltd. ....       1.2%
Telefonica S.A. .......       1.2%

EQUITY SECTOR ALLOCATION

                               % OF
                            EQUITIES*
                            ---------
Financials ..............     25.5%
Industrials .............     11.1%
Materials ...............     10.4%
Consumer Staples ........     10.1%
Consumer Discretionary ..      9.7%
Health Care .............      8.4%
Energy ..................      8.4%
Utilities ...............      5.9%
Telecommunications ......      5.8%
Information Technology ..      4.7%

*    Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                   (PIE CHART)

COUNTRY ALLOCATION

                       % OF
                    EQUITIES*   EAFE
                    ---------   ----
United Kingdom ..     21.5%     21.6%
Japan ...........     20.7%     20.7%
France ..........     11.0%     11.1%
Australia .......      8.5%      8.4%
Germany .........      8.1%      8.1%
Switzerland .....      7.8%      7.7%
Spain ...........      4.6%      4.6%
Italy ...........      3.5%      3.5%
Netherlands .....      2.7%      2.7%
Sweden ..........      2.5%      2.5%
Hong Kong .......      2.3%      2.3%
Singapore .......      1.5%      1.5%
Finland .........      1.1%      1.1%
Belgium .........      1.0%      1.0%
Denmark .........      0.9%      0.9%
Norway ..........      0.8%      0.8%
Greece ..........      0.5%      0.5%
Austria .........      0.3%      0.3%
Portugal ........      0.3%      0.3%
Ireland .........      0.3%      0.3%
New Zealand .....      0.1%      0.1%

*    Percent of equity portion of Master International Index Series

FUND EXPENSES
DECEMBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL

                                                      S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                    INDEX       INDEX      EQUITY INDEX
-------------------                                  ---------   ---------   -------------
Beginning Account Value 7/1/09 ...................   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 12/31/09 ....................   $1,227.63   $1,239.57     $1,215.48
Expenses Paid During Period* 7/1/09 - 12/31/09 ...   $    0.90   $    1.35     $    1.34
Annualized Expense Ratio .........................        0.16%       0.24%         0.24%

                                                      S&P 500
INVESTOR CLASS                                         INDEX
--------------                                       ---------
Beginning Account Value 7/1/09 ...................   $1,000.00
Ending Account Value 12/31/09 ....................   $1,226.54
Expenses Paid During Period* 7/1/09 - 12/31/09 ...   $    3.42
Annualized Expense Ratio .........................        0.61%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                                      S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                    INDEX       INDEX      EQUITY INDEX
-------------------                                  ---------   ---------   -------------
Beginning Account Value 7/1/09 ...................   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 12/31/09 ....................   $1,024.40   $1,024.00     $1,024.00
Expenses Paid During Period* 7/1/09 - 12/31/09 ...   $    0.82   $    1.22     $    1.32
Annualized Expense Ratio .........................        0.16%       0.24%         0.24%

                                                      S&P 500
INVESTOR CLASS                                         INDEX
--------------                                       ---------
Beginning Account Value 7/1/09 ...................   $1,000.00
Ending Account Value 12/31/09 ....................   $1,022.13
Expenses Paid During Period* 7/1/09 - 12/31/09 ...   $    3.11
Annualized Expense Ratio .........................        0.61%

----------
* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund, and American Beacon International Equity Index
Fund) (collectively, the "Funds") as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP

Dallas, Texas
February 26, 2010

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                     INTERNATIONAL
                                                                   S&P 500 INDEX   SMALL CAP INDEX    EQUITY INDEX
                                                                       FUND              FUND             FUND
                                                                   -------------   ---------------   -------------
ASSETS:
   Investment in Portfolio, at value ...........................    $   338,584       $   39,822      $   279,803
   Receivable for fund shares sold .............................            739              170              447
   Prepaid expenses ............................................              7               --                1
                                                                    -----------       ----------      -----------
      TOTAL ASSETS .............................................        339,330           39,992          280,251
                                                                    -----------       ----------      -----------
LIABILITIES:
   Payable for fund shares redeemed ............................             17               --               24
   Administrative service and service fees payable (Note 2) ....             22                2               12
   Printing fees payable .......................................             24                9               27
   Professional fees payable ...................................             17               19               19
   Sub-administration fees payable .............................             --                1               52
   Transfer agent fees payable .................................              5               --                2
   Trustee fees payable ........................................              5                1                1
   Other liabilities ...........................................              4                2                4
                                                                    -----------       ----------      -----------
      TOTAL LIABILITIES ........................................             94               34              141
                                                                    -----------       ----------      -----------
   NET ASSETS ..................................................    $   339,236       $   39,958      $   280,110
                                                                    ===========       ==========      ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital .............................................        371,120           55,033          344,761
   Undistributed net investment income (expense) ...............            888               --              (84)
   Accumulated net realized gain (loss) ........................        (86,723)         (11,067)         (32,465)
   Unrealized net appreciation (depreciation) of investments and
      futures contracts ........................................         53,951           (4,008)         (32,102)
                                                                    -----------       ----------      -----------
NET ASSETS .....................................................    $   339,236       $   39,958      $   280,110
                                                                    ===========       ==========      ===========
   Shares outstanding (no par value):
   Institutional Class .........................................     20,923,090        3,973,872       29,868,748
                                                                    ===========       ==========      ===========
   Investor Class ..............................................      1,484,099               --               --
                                                                    ===========       ==========      ===========
Net asset value, offering and redemption price per share:
   Institutional Class .........................................    $     15.15       $    10.06      $      9.38
                                                                    ===========       ==========      ===========
   Investor Class ..............................................    $     15.00       $       --      $        --
                                                                    ===========       ==========      ===========

                             See accompanying notes
             See accompanying Financial Statements of the respective
                           Master Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009 (IN THOUSANDS)

                                                                                                 INTERNATIONAL
                                                               S&P 500 INDEX   SMALL CAP INDEX    EQUITY INDEX
                                                                    FUND             FUND             FUND
                                                               -------------   ---------------   -------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Dividend income .........................................     $  6,314          $   421          $ 6,689
   Interest income .........................................           16                6                7
   Securities lending income ...............................           --               46               --
   Portfolio expenses ......................................         (123)             (25)            (210)
   Other income ............................................          629               --                9
                                                                 --------          -------          -------
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO .......        6,836              448            6,495
                                                                 --------          -------          -------
FUND EXPENSES:
   Administrative service fees (Note 2):
      Institutional Class ..................................          127               17              116
      Investor Class .......................................           49               --               --
   Sub-administrative service fees (Note 2):
      Institutional Class ..................................           --                2               68
   Transfer agent fees:
      Institutional Class ..................................           24                1               20
   Custody and accounting fees .............................            9                7               11
   Professional fees .......................................           17               19               18
   Registration fees .......................................           29               --                1
   Service fees - Investor Class (Note 2) ..................           49               --               --
   Printing ................................................           25               --               46
   Trustee fees ............................................           32                2               22
   Insurance ...............................................            8                1                7
   Other expenses ..........................................           17                3               15
                                                                 --------          -------          -------
      TOTAL FUND EXPENSES ..................................          386               52              324
                                                                 --------          -------          -------
NET INVESTMENT INCOME ......................................        6,450              396            6,171
                                                                 --------          -------          -------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
   PORTFOLIO
   Net realized gain (loss) from:
      Investments ..........................................      (16,373)          (2,024)           5,063
      Foreign currency transactions ........................           --               --              701
      Futures contracts ....................................        1,921              253              827
   Change in net unrealized appreciation or depreciation of:
      Investments ..........................................       78,920           10,109           48,492
      Foreign currency transactions ........................           --               --              859
      Futures contracts ....................................          (49)            (370)          (3,846)
                                                                 --------          -------          -------
      NET GAIN ON INVESTMENTS ..............................       64,419            7,968           52,096
                                                                 --------          -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     $ 70,869          $ 8,364          $58,267
                                                                 ========          =======          =======

                             See accompanying notes
             See accompanying Financial Statements of the respective
                           Master Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                                INTERNATIONAL EQUITY
                                             S&P 500 INDEX FUND       SMALL CAP INDEX FUND           INDEX FUND
                                          Year Ended December 31,   Year Ended December 31,   Year Ended December 31,
                                          -----------------------   -----------------------   -----------------------
                                              2009        2008          2009       2008          2009        2008
                                           ---------   ---------      --------   --------      ---------   ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..............    $   6,450   $   6,284      $    396   $    619      $   6,171   $   9,005
   Net realized gain (loss) on
      investments, foreign
      currency, and futures
      contracts .......................      (14,452)     (3,348)       (1,771)    (2,963)         6,591     (14,050)
   Change in net unrealized
      appreciation or depreciation
      of investments and futures
      contracts .......................       78,871    (127,828)        9,739    (14,190)        45,505    (125,746)
                                           ---------   ---------      --------   --------      ---------   ---------
      NET INCREASE (DECREASE) IN
         NET ASSETS RESULTING
         FROM OPERATIONS ..............       70,869    (124,892)        8,364    (16,534)        58,267    (130,791)
                                           ---------   ---------      --------   --------      ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income:
         Institutional Class ..........       (5,395)     (5,882)         (451)      (601)        (6,410)     (7,110)
         Investor Class ...............         (325)       (267)           --         --             --          --
      Net realized gain on
         investments:
         Institutional Class ..........           --          --            --     (2,145)            --          --
         Investor Class ...............           --          --            --         --             --          --
      Tax return of capital:
         Institutional Class ..........           --          --            --       (456)            --          --
                                           ---------   ---------      --------   --------      ---------   ---------
         TOTAL DISTRIBUTIONS TO
            SHAREHOLDERS ..............       (5,720)     (6,149)         (451)    (3,202)        (6,410)     (7,110)
                                           ---------   ---------      --------   --------      ---------   ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ......       71,955     104,131        10,774     11,693        180,859     227,499
   Reinvestment of dividends and
      distributions ...................        5,714       6,122           451      3,202          6,409       7,110
   Cost of shares redeemed ............      (41,080)    (31,890)      (10,732)   (15,932)      (144,875)   (178,141)
                                           ---------   ---------      --------   --------      ---------   ---------
      NET INCREASE (DECREASE) IN
         NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS ........       36,589      78,363           493     (1,037)        42,393      56,468
                                           ---------   ---------      --------   --------      ---------   ---------
NET INCREASE (DECREASE) IN NET
   ASSETS .............................      101,738     (52,678)        8,406    (20,773)        94,250     (81,433)
                                           ---------   ---------      --------   --------      ---------   ---------
NET ASSETS:
   Beginning of period ................      237,498     290,176        31,552     52,325        185,860     267,293
                                           ---------   ---------      --------   --------      ---------   ---------
   END OF PERIOD * ....................    $ 339,236   $ 237,498      $ 39,958   $ 31,552      $ 280,110   $ 185,860
                                           =========   =========      ========   ========      =========   =========
* Includes undistributed net investment
   income (loss) of ...................    $     888   $     200      $     --   $     --      $     (84)  $     199
                                           =========   =========      ========   ========      =========   =========

                             See accompanying notes
             See accompanying Financial Statements of the respective
                           Master Portfolios attached

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                              % OF PORTFOLIO
                                                                             HELD BY FUND AT
AMERICAN BEACON:                  PORTFOLIOS:                               DECEMBER 31, 2009
----------------                  -----------                               -----------------
S&P 500 Index Fund                State Street Equity 500 Index Portfolio          17.9%
Small Cap Index Fund              Master Small Cap Index Series                    17.4%
International Equity Index Fund   Master International Index Series                37.4%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     The following is a summary of the significant accounting policies followed by the Funds.

     Class Disclosure

     The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
INVESTOR CLASS        General public and investors investing through an intermediary

     Administrative service fees and service fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation and Valuation Inputs

     Valuation of securities by each Portfolio as well as the inputs used to value the Portfolios' net assets is discussed in the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

     Dividends to Shareholders

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

     Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

     Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. FEES AND TRANSACTIONS WITH AFFILIATES

     Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     Service Plans

     The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

     Sub-administration Agreement

     The Trust, the Manager and BlackRock Advisors, LLC ("BlackRock") entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows (in thousands):

                                         S&P 500 INDEX              SMALL CAP INDEX        INTERNATIONAL EQUITY INDEX
                                  ---------------------------   -----------------------   ---------------------------
                                      YEAR           YEAR           YEAR         YEAR         YEAR           YEAR
                                      ENDED          ENDED          ENDED        ENDED        ENDED          ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER   DECEMBER 31,   DECEMBER 31,
                                      2009           2008           2009       31, 2008       2009           2008
                                  ------------   ------------   ------------   --------   ------------   ------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
   Institutional Class ........      $5,395         $5,882          $397        $  646       $6,410         $7,110
   Investor Class .............         325            267            --            --           --             --
LONG-TERM CAPITAL GAIN:
   Institutional Class ........          --             --            --         2,100           --             --
   Investor Class .............          --             --            --            --           --             --
RETURN OF CAPITAL
   Institutional Class ........          --             --            54           456           --             --
                                     ------         ------          ----        ------       ------         ------
TOTAL TAXABLE DISTRIBUTIONS ...      $5,720         $6,149          $451        $3,202       $6,410         $7,110
                                     ======         ======          ====        ======       ======         ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     As of December 31, 2009, the components of distributable earnings on a tax basis we as follows (in thousands):

                                                                     S&P 500     SMALL CAP   INT'L EQUITY
                                                                   INDEX FUND   INDEX FUND    INDEX FUND
                                                                   ----------   ----------   ------------
Cost basis of investments for federal income tax purposes.......    $315,021     $ 44,860     $ 318,721
   Unrealized appreciation......................................      68,349        2,636       115,686
   Unrealized depreciation......................................     (44,786)      (7,674)     (154,604)
                                                                    --------     --------     ---------
   Net unrealized depreciation..................................      23,563       (5,038)      (38,918)
   Undistributed ordinary income................................         799           --            59
   Capital and other accumulated losses.........................     (56,161)     (10,010)      (25,791)
   Other temporary differences..................................         (85)         (27)           --
                                                                    --------     --------     ---------
Distributable earnings..........................................    $(31,884)    $(15,075)    $ (64,651)
                                                                    ========     ========     =========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/ (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains/ (losses) on investments in passive foreign investment companies.

     Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, futures, foreign currency, sales of investments in passive foreign investment companies, dividend reclassifications and partnership transactions that have been reclassified as of December 31, 2009 (in thousands):

                                                                     S&P 500     SMALL CAP   INT'L EQUITY
                                                                   INDEX FUND   INDEX FUND    INDEX FUND
                                                                   ----------   ----------   ------------
Paid-in-capital.................................................    $ 14,415     $ 7,236        $21,436
Undistributed net investment income.............................         (42)         55            (44)
Accumulated net realized gain/(loss)............................     (14,373)     (7,291)       (21,391)
Unrealized appreciation (depreciation) of investments,
   futures contracts, and foreign currency......................          --          --             (1)

     At December 31, 2009 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                                    2010    2011    2012     2013    2014   2015     2016      2017     TOTAL
----                                   ------   ----   ------   ------   ----   ----   -------   -------   -------
S&P 500 Index Fund .................   $7,852   $635   $1,060   $2,311   $286    $--   $11,180   $28,055   $51,379
Small Cap Index Fund ...............       --     --       --       --     --     --        --   $ 9,383   $ 9,383
International Equity Index Fund ....       --     --       --       --     --     --   $ 9,746   $13,890   $23,636

     Net capital and foreign currency losses incurred after October 31, 2009 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period ended December 31, 2009 (in thousands), the S&P 500 Index Fund deferred $4,782 of capital losses, the Small Cap Index Fund deferred $627 of capital losses and the International Equity Index Fund deferred $382 of foreign currency losses and $2,154 of capital losses to January 1, 2010.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year ended December 31, 2009

                                             INSTITUTIONAL
                                                 CLASS           INVESTOR CLASS
                                           -----------------   -----------------
S&P 500 INDEX FUND                         SHARES    AMOUNT    SHARES    AMOUNT
------------------                         ------   --------   ------   --------
Shares sold ............................    4,250   $ 54,132    1,580   $ 17,823
Reinvestment of dividends ..............      416      5,395       26        319
Shares redeemed ........................   (2,132)   (26,685)  (1,193)   (14,395)
                                           ------   --------   ------   --------
Net increase in shares outstanding .....    2,534   $ 32,842      413   $  3,747
                                           ======   ========   ======   ========

                                             INSTITUTIONAL
                                                 CLASS
                                           -----------------
SMALL CAP INDEX FUND                       SHARES    AMOUNT
--------------------                       ------   --------
Shares sold ............................    1,305   $ 10,774
Reinvestment of dividends ..............       45        451
Shares redeemed ........................   (1,321)   (10,732)
                                           ------   --------
Net increase in shares outstanding .....       29   $    493
                                           ======   ========

                                              INSTITUTIONAL
                                                  CLASS
                                           -------------------
INTERNATIONAL EQUITY INDEX FUND             SHARES     AMOUNT
-------------------------------            -------   ---------
Shares sold ............................    20,666   $ 180,859
Reinvestment of dividends ..............       691       6,409
Shares redeemed ........................   (16,414)   (144,875)
                                           -------   ---------
Net increase in shares outstanding .....     4,943   $  42,393
                                           =======   =========

Year ended December 31, 2008

                                              INSTITUTIONAL
                                                  CLASS          INVESTOR CLASS
                                           ------------------   ----------------
S&P 500 INDEX FUND                          SHARES    AMOUNT    SHARES    AMOUNT
------------------                         -------   --------   ------   -------
Shares sold ............................     5,952   $ 97,796     427    $ 6,335
Reinvestment of dividends ..............       385      5,882      16        240
Shares redeemed ........................    (1,640)   (27,201)   (312)    (4,689)
                                           -------   --------   -----    -------
Net increase in shares outstanding .....     4,697   $ 76,477     131    $ 1,886
                                           =======   ========   =====    =======

                                              INSTITUTIONAL
                                                  CLASS
                                           ------------------
SMALL CAP INDEX FUND                        SHARES    AMOUNT
--------------------                       -------   --------
Shares sold ............................     1,023   $ 11,693
Reinvestment of dividends ..............       428      3,202
Shares redeemed ........................    (1,378)   (15,932)
                                           -------   --------
Net increase (decrease) in shares
   outstanding .........................        73   $ (1,037)
                                           =======   ========

                                              INSTITUTIONAL
                                                  CLASS
                                           -------------------
INTERNATIONAL EQUITY INDEX FUND             SHARES     AMOUNT
-------------------------------            -------   ---------
Shares sold ............................    19,770   $ 227,499
Reinvestment of dividends ..............     1,003       7,110
Shares redeemed ........................   (15,836)   (178,141)
                                           -------   ---------
Net increase in shares outstanding .....     4,937   $  56,468
                                           =======   =========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

5. SUBSEQUENT EVENTS

     Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through February 26, 2010. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through this date.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

                       THIS PAGE INTENTIONALLY LEFT BLANK.

AMERICAN BEACON S&P 500 INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            Institutional Class
                                                                          Year Ended December 31,
                                                         ---------------------------------------------------------
                                                           2009       2008        2007       2006           2005
                                                         --------   --------    --------   --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.21   $  19.85    $  19.19   $  16.90       $  16.43
                                                         --------   --------    --------   --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income:(A)                                 0.30       0.35        0.39      0 .34(B,E)      0.29
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized)                               2.91      (7.64)       0.65       2.29(E)        0.47
                                                         --------   --------    --------   --------       --------
Total income (loss) from investment operations               3.21      (7.29)       1.04       2.63           0.76
                                                         --------   --------    --------   --------       --------
LESS DISTRIBUTIONS:
   Dividends from net investment income                     (0.27)     (0.35)      (0.38)     (0.34)         (0.29)
   Tax return of capital                                       --         --          --         --           0.00(D)
                                                         --------   --------    --------   --------       --------
Total distributions                                         (0.27)     (0.35)      (0.38)     (0.34)         (0.29)
                                                         --------   --------    --------   --------       --------
NET ASSET VALUE, END OF PERIOD                           $  15.15   $  12.21    $  19.85   $  19.19       $  16.90
                                                         ========   ========    ========   ========       ========
TOTAL RETURN                                                26.70%    (37.08)%      5.39%     15.69%          4.74%
                                                         ========   ========    ========   ========       ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)              $316,975   $224,583    $271,746   $223,008       $225,857
   Ratios to average net assets (annualized):(A)
      Net investment income                                  2.39%      2.23%       1.89%      1.85%          1.75%
      Expenses, including expenses allocated
         from master portfolio                               0.15%      0.13%       0.13%      0.14%          0.13%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B)  Based on average shares outstanding.

(C) For the years ended December 31, 2006 and 2007, the net investment income and net gains on securities (both realized and unrealized) have been restated from $0.27 and $2.23 and $0.28 and $0.65, respectively.

(D) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(E) For the year ended December 31, 2006, the net investment income and net gains on securities (both realized and unrealized) have been restated from $0.33 and $2.30, respectively.

AMERICAN BEACON S&P 500 INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                    Investor Class
                Year Ended December 31,
------------------------------------------------------
  2009      2008       2007        2006          2005
-------   -------    -------     -------       -------
$ 12.06   $ 19.60    $ 18.97     $ 16.69       $ 16.23
-------   -------    -------     -------       -------

  0 .33     0 .33       0.31(C)     0.23(B,C)     0.21


   2.80     (7.60)      0.62(C)     2.27(C)       0.48
-------   -------    -------     -------       -------
   3.13     (7.27)      0.93        2.50          0.69
-------   -------    -------     -------       -------

  (0.19)    (0.27)     (0.30)      (0.22)        (0.23)
     --        --         --          --          0.00(D)
-------   -------    -------     -------       -------
  (0.19)    (0.27)     (0.30)      (0.22)        (0.23)
-------   -------    -------     -------       -------
$ 15.00   $ 12.06    $ 19.60     $ 18.97       $(16.69)
=======   =======    =======     =======       =======
  26.26%   (37.35)%     4.88%      15.09%         4.32%
=======   =======    =======     =======       =======

$22,261   $12,915    $18,430     $16,056       $48,985

   2.01%     1.73%      1.38%        1.37%        1.28%

   0.60%     0.62%      0.63%        0.61%        0.61%

AMERICAN BEACON SMALL CAP INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Institutional Class
                                                                     Year Ended December 31,
                                                     ------------------------------------------------------
                                                       2009        2008        2007        2006       2005
                                                     -------     -------     -------     --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $  8.00     $ 13.51     $ 14.89     $  12.78   $ 12.57
                                                     -------     -------     -------     --------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ......................      0.10        0.18        0.32         0.17      0.16
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ...................      2.08       (4.78)      (0.53)        2.11      0.42
                                                     -------     -------     -------     --------   -------
Total income (loss) from investment operations ...      2.18       (4.60)      (0.21)        2.28      0.58
                                                     -------     -------     -------     --------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ..........     (0.11)      (0.17)      (0.31)       (0.17)    (0.17)
   Distributions from net realized gains on
      investments ................................        --       (0.61)      (0.80)          --     (0.15)
   Tax return of capital .........................     (0.01)(B)   (0.13)(B)   (0.06)(B)       --     (0.05)(B)
                                                     -------     -------     -------     --------   -------
Total distributions ..............................     (0.12)      (0.91)      (1.17)       (0.17)    (0.37)
                                                     -------     -------     -------     --------   -------
NET ASSET VALUE, END OF PERIOD ...................   $ 10.06     $  8.00     $ 13.51     $  14.89   $ 12.78
                                                     =======     =======     =======     ========   =======
TOTAL RETURN .....................................     27.21%     (33.58)%     (1.63%)      17.85%     4.51%
                                                     =======     =======     =======     ========   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $39,958     $31,552     $52,325     $151,878   $46,113
   Ratios to average net assets (annualized):(A)
      Net investment income ......................      1.18%       1.54%       1.49%        1.49%     1.12%
      Expenses, including expenses allocated
         from master portfolio ...................      0.23%       0.20%       0.20%        0.18%     0.18%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       Institutional Class
                                                                     Year Ended December 31,
                                                      -----------------------------------------------------
                                                        2009       2008       2007         2006       2005
                                                      --------   --------   --------     --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $   7.46   $  13.37   $  12.76     $  10.33   $  9.39
                                                      --------   --------   --------     --------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) .......................       0.21       0.39       0.51(C)      0.23      0.22(C)
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ....................       1.93      (6.00)      0.86(C)      2.50     1.05C
                                                      --------   --------   --------     --------   -------
Total income (loss) from investment operations ....       2.14      (5.61)      1.37         2.73      1.27
                                                      --------   --------   --------     --------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ...........      (0.22)     (0.30)     (0.53)       (0.23)    (0.24)
   Distributions from net realized gains on
      investments .................................         --         --      (0.22)       (0.07)       --
   Tax return of capital ..........................         --         --      (0.01)(B)       --     (0.09)(B)
                                                      --------   --------   --------     --------   -------
Total distributions ...............................      (0.22)     (0.30)     (0.76)       (0.30)    (0.33)
                                                      --------   --------   --------     --------   -------
NET ASSET VALUE, END OF PERIOD ....................   $   9.38    $  7.46   $  13.37     $  12.76   $ 10.33
                                                      ========   ========   ========     ========   =======
TOTAL RETURN ......................................      28.72%    (41.85)%    10.68%       26.52%    13.58%
                                                      ========   ========   ========     ========   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $280,110   $185,860   $267,293     $162,113   $90,200
   Ratios to average net assets (annualized):(A)
      Net investment income .......................       2.66%      3.58%      2.96%        2.44%     2.49%
      Expenses, including expenses allocated
         from master portfolio ....................       0.23%      0.19%      0.19%        0.22%     0.23%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

(C) For the year ended December 31, 2005 and 2007, the net investment income and net gains on securities (both realized and unrealized) have been restated from $0.21 and $1.06 and $0.52 and $0.85, respectively.

AMERICAN BEACON FUNDS
TAX INFORMATION
FOR THE TAX YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2009, which is designated as qualifying for the dividends-received deduction, is as follows:

S&P 500 Index Fund                99.7%
Small Cap Index Fund              76.3%
International Equity Index Fund    0.0%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2009, which designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

S&P 500 Index Fund                100.0%
Small Cap Index Fund               85.0%
International Equity Index Fund   100.0%

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                              AND CURRENT DIRECTORSHIPS
-------------------------   -----------------    ---------------------------------------------------------------------------
INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                             until removal,
                             resignation or
                               retirement*
Alan D. Feld** (73)         Trustee since 1996   Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present);
                                                 Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint
                                                 Properties (1994-2006); Member, Board of Trustees, Southern Methodist
                                                 University; Member, Board of Visitors, M.D. Anderson Hospital; Board of
                                                 Visitors, Zale/Lipshy Hospital; Trustee American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds (1999-Present)

NON-INTERESTED TRUSTEES            Term
W. Humphrey Bogart (65)     Trustee since 2004   Board Member, Baylor University Medical Center Foundation (1992-2004);
                                                 Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                 (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997);
                                                 President and CEO, Fidelity Investments Southwest Company (1983-1995);
                                                 Senior Vice President of Regional Centers, Fidelity Investments
                                                 (1988-1995); Trustee American Beacon Mileage Funds (2004-Present); Trustee,
                                                 American Beacon Select Funds (2004-Present)

Brenda A. Cline (49)        Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer and Secretary,
                                                 Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University
                                                 (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children's
                                                 Health Foundation) (2001-2006); Director, Christian Church Foundation
                                                 (1999-2007); Trustee, American Beacon Mileage Fund (2004-Present); Trustee,
                                                 American Beacon Select Fund (2004-Present)

Eugene J. Duffy (55)        Trustee since 2008   Principal and Executive Vice President, Paradigm Asset Management
                                                 (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman,
                                                 Special Contributions Fund Board of Trustees, National Association for the
                                                 Advancement of Colored People (2007-Present); Trustee, National Association
                                                 for the Advancement of Colored People (2000-Present); Board of Visitors,
                                                 Emory University (2006-Present); Trustee, Atlanta Botanical Garden
                                                 (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and
                                                 Public Service (2001-Present); Chair, National Association of Securities
                                                 Professionals (2000-2002); Deputy Chief Administrative Officer, City of
                                                 Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present);
                                                 Trustee, American Beacon Select Funds (2008-Present)

Thomas M. Dunning (67)      Trustee since 2008   Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive
                                                 Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present);
                                                 Board Member, Baylor Health Care System Foundation (2007-Present); Vice
                                                 Chair, State Fair of Texas (1987-Present); Board Member, Southwestern
                                                 Medical Foundation (1994-Present); Board Member, John Tower Center for
                                                 Political Studies/SMU (2008-Present); Board Member, University of Texas
                                                 Development Board (2008-Present); Trustee, American Beacon Mileage Funds
                                                 (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                              AND CURRENT DIRECTORSHIPS
-------------------------   -----------------    ---------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)

Richard A. Massman (66)     Trustee since 2004   Consultant and General Counsel Emeritus (2009-Present) and Senior Vice
                              Chairman since     President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding
                                   2008          company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman
                                                 (2007-Present) and Director (2005-Present), The Dallas Opera Foundation;
                                                 Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El
                                                 Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present);
                                                 Trustee, American Beacon Mileage Funds, (2004-Present); Trustee, American
                                                 Beacon Select Funds (2004-Present)

R. Gerald Turner (64)       Trustee since 2001   President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                         ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present);
Southern Methodist Univ.                         Director, California Federal Preferred Capital Corp. (2001-2003); Director,
Dallas, Texas 75275                              Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director,
                                                 First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation
                                                 Army of Dallas Board of Directors; Member, Methodist Hospital Advisory
                                                 Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee
                                                 American Beacon Mileage Funds (2001-Present); Trustee American Beacon
                                                 Select Funds (2001-Present)

Paul J. Zucconi,CPA (68)    Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation
                                                 (producer of titanium melted and mill products and sponge) (2002- Present);
                                                 Director, Torchmark Corporation (life and health insurance products)
                                                 (2002-Present); Director, National Kidney Foundation serving North Texas
                                                 (2003-Present); Director, Dallas Chapter of National Association of
                                                 Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee,
                                                 American Beacon Mileage Funds (2008-Present); Trustee, American Beacon
                                                 Select Funds (2008-Present)
OFFICERS
                                  Term
                                One Year

William F. Quinn (62)         Executive Vice     Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007),
                              President from     President (1986-2006) and Director (2003-Present), American Beacon
                             2007 to 2008 and    Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989,
                               2009-Present      2003-Present), American Airlines Federal Credit Union; Director Hicks
                              President from     Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities,
                               1987 to 2007      Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment
                               Trustee from      advisor) (2001-2006); Director of Investment Committee, Southern Methodist
                               1987 to 2008      University Endowment Fund (1996-Present); Member, Southern Methodist
                                                 University Cox School of Business Advisory Board (1999-2002); Member, New
                                                 York Stock Exchange Pension Managers Advisory Committee (1997-1998,
                                                 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman
                                                 (2007-Present), Committee for the Investment of Employee Benefits;
                                                 Director, United Way of Metropolitan Tarrant County (1988-2000,
                                                 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009),
                                                 American Beacon Mileage Funds; Trustee (1999-2008) and President(1999-2007,
                                                 2008-2009), American Beacon Select Funds; Director, American Beacon Global
                                                 Funds SPC (2002-Present); Director, American Beacon Global Funds, plc
                                                 (2007-2009)

Gene L. Needles, Jr. (55)     President since    President, CEO and Director (2009-Present), American Beacon Advisors, Inc.;
                              2009 Executive     President (2008-2009), Touchstone Investments; President (2003-2007), CEO
                              Vice President     (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager
                                    2009         (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors

Rosemary K. Behan (51)       VP, Secretary and   Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                                Chief Legal      (2006-Present); Assistant General Counsel, First Command Financial
                            Officer since 2006   Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and
                                                 Exchange Commission (1995-2004)

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)


                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                              AND CURRENT DIRECTORSHIPS
-------------------------   -----------------    ---------------------------------------------------------------------------
Brian E. Brett (49)            VP since 2004     Vice President, Director of Sales and Marketing, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                 (investment advisor) (1996-2004).

Wyatt L. Crumpler (43)         VP since 2007     Vice President, Asset Management, American Beacon Advisors, Inc.
                                                 (2007-Present); Managing Director of Corporate Accounting (2004-2007),
                                                 Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)         VP since 1989     Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                                 (1988-Present); Director, American Beacon Global Funds SPC (2002-Present);
                                                 Director, American Beacon Global Funds plc (2007-2009)

Melinda G. Heika (48)         Treasurer since    Vice President, Finance & Accounting (2010-Present); Controller
                                   2010          (2005-2009); Assistant Controller (1998-2004), American Beacon Advisors,
                                                 Inc.

Terri L. McKinney (46)         VP since 2010     Vice President, Enterprise Services (2009-Present), Managing Director
                                                 (2003-2009), Director of Marketing & Retail Sales (1996-2003), American
                                                 Beacon Advisors, Inc.; Vice President, Board of Trustees (2008-Present),
                                                 Trustee (2006-2008) The Down Syndrome Guild of Dallas

Jeffrey K. Ringdahl (34)       VP since 2010     Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present);
                                                 Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010);
                                                 Senior Director, Business Integration, Fidelity Investments (2005-2007)

Christina E. Sears (38)      Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present);
                            Officer since 2004   Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.
                                 and Asst.
                              Secretary since
                                   1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's sub-advisors.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
COMMON STOCKS - 97.5%
   CONSUMER DISCRETIONARY - 9.7%
   Abercrombie & Fitch Co. Class A                        15,846   $         552
   Amazon.Com, Inc.(a)                                    62,292           8,380
   Apollo Group, Inc. Class A(a)                          23,129           1,401
   AutoNation, Inc.(a)                                    16,963             325
   AutoZone, Inc.(a)                                       5,464             864
   Bed Bath & Beyond, Inc.(a)                             49,145           1,898
   Best Buy Co., Inc.                                     64,519           2,546
   Big Lots, Inc.(a)                                      16,227             470
   Black & Decker Corp.                                   11,937             774
   Carnival Corp.(a)                                      82,750           2,622
   CBS Corp. Class B                                     127,003           1,784
   Coach, Inc.                                            59,828           2,186
   Comcast Corp. Class A                                 530,448           8,943
   D.R. Horton, Inc.                                      52,876             575
   Darden Restaurants, Inc.                               27,988             982
   DeVry, Inc.                                            12,500             709
   Direct TV. Class A(a)                                 176,977           5,902
   Eastman Kodak Co.(a)                                   54,482             230
   eBay, Inc.(a)                                         207,303           4,880
   Expedia, Inc.(a)                                       38,815             998
   Family Dollar Stores, Inc.                             25,558             711
   Ford Motor Co.(a)                                     612,398           6,124
   Fortune Brands, Inc.                                   27,245           1,177
   GameStop Corp. Class A(a)                              32,400             711
   Gannett Co., Inc.                                      42,074             625
   Gap, Inc.                                              86,798           1,818
   Genuine Parts Co.                                      29,509           1,120
   Goodyear Tire & Rubber Co.(a)                          42,357             597
   H&R Block, Inc.                                        60,415           1,367
   Harley-Davidson, Inc.                                  42,501           1,071
   Harman International Industries, Inc.                  12,621             445
   Hasbro, Inc.                                           24,425             783
   Home Depot, Inc.                                      314,712           9,105
   Host Hotels & Resorts, Inc.(a)                        112,521           1,313
   International Game Technology                          53,619           1,006
   Interpublic Group of Cos., Inc.(a)                     83,894             619
   JC Penney Co., Inc.                                    44,010           1,171
   Johnson Controls, Inc.                                123,686           3,369
   Kohl's Corp.(a)                                        57,833           3,119
   Lennar Corp. Class A                                   25,931             331
   Limited Brands                                         51,267             986
   Lowe's Cos., Inc.                                     272,962           6,385
   Macy's, Inc.                                           78,623           1,318
   Marriot International, Inc. Class A                    49,350           1,345
   Mattel, Inc.                                           67,076           1,340
   McDonald's Corp.                                      200,825          12,540
   McGraw-Hill, Inc.                                      59,066           1,979
   Meredith Corp.                                          7,889             243
   New York Times Co. Class A(a)                          22,922             283
   Newell Rubbermaid, Inc.                                50,693             761
   News Corp. Class A                                    417,409           5,714
   NIKE, Inc. Class B                                     71,752           4,741
   Nordstrom, Inc.                                        29,533           1,110
   O'Reilly Automotive, Inc.(a)                           24,600             938
   Office Depot, Inc.(a)                                  51,256             331
   Omnicom Group, Inc.                                    58,541           2,292
   Polo Ralph Lauren Corp.                                10,615             860
   Priceline.com, Inc.(a)                                  7,690           1,680
   Pulte Homes, Inc.(a)                                   64,905             649

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
   Radioshack Corp.                                       26,203   $         511
   Ross Stores, Inc.                                      22,300             952
   Scripps Networks Interactive, Inc.
      Class A                                             17,135             711
   Sears Holdings Corp. (a)                                9,374             782
   Snap-On, Inc.                                          11,612             491
   Stanley Works                                          14,483             746
   Staples, Inc.                                         136,733           3,362
   Starbucks Corp. (a)                                   139,361           3,214
   Starwood Hotels & Resorts Worldwide, Inc.              34,647           1,267
   Target Corp.                                          140,816           6,811
   Tiffany & Co.                                          22,880             984
   Time Warner Cable, Inc.                                66,571           2,755
   Time Warner, Inc.                                     216,491           6,309
   TJX Cos., Inc.                                         76,806           2,807
   V.F. Corp.                                             16,193           1,186
   Viacom, Inc. Class B (a)                              115,022           3,420
   Walt Disney Co.                                       348,745          11,247
   Washington Post Co. Class B                             1,260             554
   Whirlpool Corp.                                        13,661           1,102
   Wyndham Worldwide Corp.                                34,299             692
   Wynn Resorts, Ltd.                                     12,300             716
   Yum! Brands, Inc.                                      88,292           3,088
                                                                   -------------
                                                                         182,805
                                                                   -------------
CONSUMER STAPLES - 11.0%
   Altria Group, Inc.                                    387,999           7,616
   Archer-Daniels-Midland Co.                            118,024           3,695
   Avon Products, Inc.                                    79,160           2,493
   Brown-Forman Corp. Class B                             20,855           1,117
   Campbell Soup Co.                                      34,065           1,151
   Clorox Co.                                             26,043           1,589
   Coca-Cola Co.                                         432,011          24,625
   Coca-Cola Enterprises, Inc.                            62,501           1,325
   Colgate-Palmolive Co.                                  91,901           7,550
   ConAgra Foods, Inc.                                    82,975           1,913
   Constellation Brands, Inc. Class A (a)                 37,426             596
   Costco Wholesale Corp.                                 80,289           4,751
   CVS Caremark Corp.                                    262,032           8,440
   Dean Foods Co. (a)                                     33,458             604
   Dr Pepper Snapple Group, Inc.                          46,200           1,307
   Estee Lauder Cos., Inc. Class A                        23,252           1,124
   General Mills, Inc.                                    61,732           4,371
   H.J. Heinz Co.                                         59,469           2,543
   Hormel Foods Corp.                                     13,400             515
   Kellogg Co.                                            47,535           2,529
   Kimberly-Clark Corp.                                   76,500           4,874
   Kraft Foods, Inc. Class A                             276,309           7,510
   Kroger Co.                                            123,176           2,529
   Lorillard, Inc.                                        29,461           2,364
   McCormick & Co., Inc.                                  23,953             865
   Molson Coors Brewing Co., Class B                      28,262           1,276
   Pepsi Bottling Group, Inc.                             26,753           1,003
   PepsiCo, Inc.                                         290,656          17,672
   Philip Morris International, Inc.                     354,799          17,098
   Procter & Gamble Co.                                  542,719          32,905
   Reynolds American, Inc.                                30,887           1,636
   Safeway, Inc.                                          76,564           1,630
   Sara Lee Corp.                                        127,334           1,551
   SuperValu, Inc.                                        41,948             533

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - (CONTINUED)
   Sysco Corp.                                           111,809   $       3,124
   The Hershey Company                                    30,782           1,102
   The J.M. Smucker Co.                                   22,060           1,362
   Tyson Foods, Inc., Class A                             57,835             710
   Wal-Mart Stores, Inc.                                 397,602          21,252
   Walgreen Co.                                          182,618           6,706
   Whole Foods Market, Inc.(a)                            24,833             682
                                                                   -------------
                                                                         208,238
                                                                   -------------
ENERGY - 11.3%
   Anadarko Petroleum Corp.                               91,026           5,682
   Apache Corp.                                           62,325           6,430
   Baker Hughes, Inc.                                     58,478           2,367
   BJ Services Co.                                        54,048           1,005
   Cabot Oil & Gas Corp.                                  20,300             885
   Cameron International Corp.(a)                         44,300           1,852
   Chesapeake Energy Corp.                               121,382           3,141
   Chevron Corp.(b)                                      372,546          28,682
   ConocoPhillips                                        275,030          14,046
   Consol Energy, Inc.                                    33,073           1,647
   Denbury Resources, Inc.(a)                             47,800             707
   Devon Energy Corp.                                     82,251           6,045
   Diamond Offshore Drilling, Inc.                        12,900           1,270
   El Paso Corp.                                         130,692           1,285
   EOG Resources, Inc.                                    46,517           4,526
   EQT Corp.                                              23,600           1,036
   ExxonMobil Corp.(b)                                   882,272          60,162
   FMC Technologies, Inc.(a)                              22,800           1,319
   Halliburton Co.                                       166,934           5,023
   Hess Corp.                                             55,101           3,334
   Marathon Oil Corp.                                    130,177           4,064
   Massey Energy Co.                                      15,800             664
   Murphy Oil Corp.                                       35,941           1,948
   Nabors Industries, Ltd.(a)                             52,804           1,156
   National Oilwell Varco, Inc.                           79,257           3,494
   Noble Energy, Inc.                                     32,710           2,330
   Occidental Petroleum Corp.                            150,444          12,239
   Peabody Energy Corp.                                   50,424           2,280
   Pioneer Natural Resources Co.                          22,000           1,060
   Questar Corp.                                          32,468           1,350
   Range Resources Corp.                                  28,700           1,431
   Rowan Cos., Inc.(a)                                    19,620             444
   Schlumberger, Ltd.                                    222,575          14,487
   Smith International, Inc.                              44,334           1,204
   Southwestern Energy Co.(a)                             65,200           3,143
   Spectra Energy Corp.                                  121,798           2,498
   Sunoco, Inc.                                           20,384             532
   Tesoro Corp.                                           26,365             357
   Valero Energy Corp.                                   105,609           1,769
   Williams Cos., Inc.                                   109,768           2,314
   XTO Energy, Inc.                                      107,452           5,000
                                                                   -------------
                                                                         214,208
                                                                   -------------
FINANCIALS - 14.8%
   AFLAC, Inc.                                            85,990           3,977
   Allstate Corp.                                        101,506           3,049
   American Express Co.                                  220,064           8,917
   American International Group, Inc.(a)                  24,133             723

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
   Ameriprise Financial, Inc.                             46,207   $       1,794
   AON Corp.                                              50,647           1,942
   Apartment Investment & Management Co. Class A          21,052             335
   Assurant, Inc.                                         20,831             614
   AvalonBay Communities, Inc.                            14,398           1,182
   Bank of America Corp.                               1,852,771          27,903
   Bank of New York Mellon Corp.                         223,185           6,242
   BB&T Corp.                                            129,070           3,274
   Boston Properties, Inc.                                25,967           1,742
   Capital One Financial Corp.                            82,863           3,177
   CB Richard Ellis Group, Inc. Class A(a)                47,275             641
   Charles Schwab Corp.                                  180,193           3,391
   Chubb Corp.                                            62,875           3,092
   Cincinnati Financial Corp.                             31,214             819
   Citigroup, Inc.                                     3,627,702          12,008
   CME Group, Inc.                                        12,191           4,096
   Comerica, Inc.                                         26,844             794
   Developers Diversified Realty Corp.                     1,532              14
   Discover Financial Services                           100,205           1,474
   E*Trade Financial Corp. (a)                           305,315             534
   Equity Residential                                     51,257           1,731
   Federated Investors, Inc. Class B                      18,970             522
   Fifth Third Bancorp                                   148,516           1,448
   First Horizon National Corp. (a)                       43,304             580
   Franklin Resources, Inc.                               28,380           2,990
   Genworth Financial, Inc. Class A (a)                   91,551           1,039
   Goldman Sachs Group, Inc.                              95,334          16,096
   Hartford Financial Services Group, Inc                 70,597           1,642
   HCP, Inc.                                              54,900           1,677
   Health Care REIT, Inc.                                 23,800           1,055
   Hudson City Bancorp, Inc.                              92,292           1,267
   Huntington Bancshares, Inc.                           118,556             433
   IntercontinentalExchange, Inc. (a)                     13,680           1,536
   Invesco Ltd.                                           78,100           1,835
   J.P. Morgan Chase & Co.                               731,815          30,495
   Janus Capital Group, Inc.                              36,007             484
   KeyCorp                                               174,875             971
   Kimco Realty Corp.                                     71,369             966
   Legg Mason, Inc.                                       31,242             942
   Leucadia National Corp. (a)                            35,436             843
   Lincoln National Corp.                                 56,392           1,403
   Loews Corp.                                            68,631           2,495
   M & T Bank Corp.                                       15,937           1,066
   Marsh & McLennan Cos., Inc.                            98,753           2,180
   Marshall & Ilsley Corp.                               105,093             573
   Mastercard, Inc. Class A                               17,700           4,531
   MetLife, Inc.                                         151,596           5,359
   Moody's Corp.                                          38,966           1,044
   Morgan Stanley                                        254,830           7,543
   NASDAQ OMX Group, Inc. (a)                             28,600             567
   Northern Trust Corp.                                   45,506           2,384
   NYSE Euronext                                          47,300           1,197
   Paychex, Inc.                                          60,338           1,849
   People's United Financial Inc.                         68,100           1,137
   PNC Financial Services Group, Inc.                     85,317           4,504
   Principal Financial Group, Inc.                        58,391           1,404
   Progressive Corp. (a)                                 125,201           2,252

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)
   ProLogis                                               87,391   $       1,196
   Prudential Financial, Inc.                             85,339           4,246
   Public Storage, Inc.                                   24,987           2,035
   Regions Financial Corp.                               227,189           1,202
   Simon Property Group, Inc.                             52,415           4,183
   SLM Corp.(a)                                           91,354           1,030
   State Street Corp.(c)                                  90,925           3,959
   SunTrust Banks, Inc.                                   93,818           1,904
   T. Rowe Price Group, Inc.                              48,275           2,571
   Torchmark Corp.                                        15,021             660
   Total System Services, Inc.                            37,775             652
   Travelers Cos., Inc.                                  101,104           5,041
   U.S. Bancorp                                          358,452           8,069
   Unum Group                                             60,129           1,174
   Ventas, Inc.                                           29,100           1,273
   Visa, Inc.                                             83,100           7,268
   Vornado Realty Trust                                   29,014           2,029
   Wells Fargo Co.                                       952,849          25,717
   Western Union Co.                                     132,485           2,497
   XL Capital, Ltd. Class A                               66,368           1,217
   Zions Bancorp                                          25,453             327
                                                                   -------------
                                                                         280,024
                                                                   -------------
HEALTH CARE - 12.1%
   Abbott Laboratories                                   288,006          15,549
   Aetna, Inc.                                            82,350           2,611
   Allergan, Inc.                                         58,292           3,673
   AmerisourceBergen Corp.                                54,186           1,413
   Amgen, Inc.(a)                                        188,236          10,649
   Baxter International, Inc.                            111,761           6,558
   Becton, Dickinson & Co.                                43,497           3,430
   Biogen Idec, Inc.(a)                                   54,531           2,917
   Boston Scientific Corp.(a)                            284,234           2,558
   Bristol-Myers Squibb Co.                              317,516           8,017
   C.R. Bard, Inc.                                        17,797           1,386
   Cardinal Health, Inc.                                  67,657           2,181
   CareFusion Corp.(a)                                    31,178             780
   Celgene Corp.(a)                                       84,618           4,712
   Cephalon, Inc.(a)                                      13,300             830
   CIGNA Corp.                                            50,996           1,799
   Coventry Health Care, Inc.(a)                          26,203             637
   DaVita, Inc.(a)                                        18,200           1,069
   Dentsply International Inc.                            26,700             939
   Eli Lilly & Co.                                       188,975           6,748
   Express Scripts, Inc.(a)                               50,599           4,374
   Forest Laboratories, Inc.(a)                           56,502           1,814
   Genzyme Corp.(a)                                       48,392           2,372
   Gilead Sciences, Inc.(a)                              166,299           7,197
   Hospira, Inc.(a)                                       29,203           1,489
   Humana, Inc.(a)                                        31,607           1,387
   Intuitive Surgical, Inc.(a)                             7,100           2,154
   Johnson & Johnson                                     512,449          33,007
   King Pharmaceuticals, Inc.(a)                          48,592             596
   Laboratory Corp. of America Holdings(a)                20,222           1,513
   Life Technologies Corp.(a)                             32,987           1,723
   McKesson Corp.                                         50,355           3,147
   Mead Johnson Nutrition Co.                             34,818           1,522

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
   Medco Health Solutions, Inc. (a)                       87,968   $       5,622
   Medtronic, Inc.                                       204,778           9,006
   Merck & Co., Inc.                                     569,270          20,801
   Millipore Corp. (a)                                    11,135             806
   Mylan Inc.(a)                                          60,109           1,108
   Patterson Cos., Inc. (a)                               18,294             512
   Pfizer, Inc.                                        1,504,611          27,369
   Quest Diagnostics, Inc.                                29,300           1,769
   St. Jude Medical, Inc. (a)                             61,226           2,252
   Stryker Corp.                                          53,289           2,684
   Tenet Healthcare Corp. (a)                             73,370             396
   UnitedHealth Group, Inc.                              215,596           6,571
   Varian Medical Systems, Inc. (a)                       22,660           1,062
   Watson Pharmaceuticals, Inc. (a)                       20,646             818
   Wellpoint, Inc. (a)                                    84,838           4,945
   Zimmer Holdings, Inc. (a)                              39,552           2,338
                                                                   -------------
                                                                         228,810
                                                                   -------------
INDUSTRIALS - 10.2%
   3M Co.                                                131,072          10,836
   Amphenol Corp. Class A                                 31,200           1,441
   Avery Dennison Corp.                                   21,588             788
   Boeing Co.                                            135,988           7,361
   Burlington Northern Santa Fe Corp.                     48,482           4,781
   Caterpillar, Inc.                                     116,279           6,627
   CH Robinson Worldwide, Inc.                            31,561           1,854
   Cintas Corp.                                           25,088             654
   CSX Corp.                                              74,338           3,605
   Cummins, Inc.                                          37,058           1,699
   Danaher Corp.                                          49,086           3,691
   Deere & Co.                                            77,837           4,210
   Dover Corp.                                            33,695           1,402
   Eaton Corp.                                            31,195           1,985
   Emerson Electric Co.                                  139,348           5,936
   Equifax, Inc.                                          25,683             793
   Expeditors International Washington, Inc.              38,620           1,341
   Fastenal Co.                                           25,500           1,062
   FedEx Corp.                                            57,800           4,823
   First Solar, Inc. (a)                                   8,670           1,174
   Flir Systems, Inc. (a)                                 28,900             946
   Flowserve Corp.                                        10,400             983
   Fluor Corp.                                            32,260           1,453
   General Dynamics Corp.                                 71,061           4,844
   General Electric Co. (b)                            1,977,333          29,917
   Goodrich Co.                                           22,445           1,442
   Honeywell International, Inc.                         143,081           5,609
   Illinois Tool Works, Inc.                              72,971           3,502
   Iron Mountain, Inc. (a)                                32,200             733
   ITT Industries, Inc.                                   34,192           1,701
   Jacobs Engineering Group, Inc. (a)                     22,300             839
   L-3 Communications Holdings, Inc.                      21,803           1,896
   Leggett & Platt, Inc.                                  27,098             553
   Lockheed Martin Corp.                                  59,152           4,457
   Masco Corp.                                            64,323             888
   Monster Worldwide, Inc. (a)                            22,609             393
   Norfolk Southern Corp.                                 69,655           3,651
   Northrop Grumman Corp.                                 57,811           3,229
   PACCAR, Inc.                                           68,674           2,491
   Pall Corp.                                             21,509             779

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
   Parker-Hannifin Corp.                                  29,403   $       1,584
   Pitney Bowes, Inc.                                     40,027             911
   Precision Castparts Corp.                              26,007           2,870
   Quanta Services, Inc.(a)                               39,800             829
   R.R. Donnelley & Sons Co.                              36,109             804
   Raytheon Co.                                           70,682           3,642
   Republic Services, Inc.                                60,403           1,710
   Robert Half International, Inc.                        30,640             819
   Rockwell Automation, Inc.                              26,305           1,236
   Rockwell Collins, Inc.                                 28,431           1,574
   Roper Industries, Inc.                                 17,000             890
   Ryder Systems, Inc.                                    11,321             466
   Southwest Airlines Co.                                134,786           1,541
   Stericycle, Inc.(a)                                    14,800             816
   Textron, Inc.                                          49,939             939
   Thermo Fisher Scientific, Inc.(a)                      77,324           3,688
   Union Pacific Corp.                                    93,468           5,973
   United Parcel Service, Inc. Class B                   183,846          10,547
   United Technologies Corp.                             174,478          12,110
   W.W. Grainger, Inc.                                    11,569           1,120
   Waste Management, Inc.                                 89,739           3,034
                                                                   -------------
                                                                         193,472
                                                                   -------------
INFORMATION TECHNOLOGY - 18.2%
   Adobe Systems, Inc.(a)                                 96,157           3,537
   Advanced Micro Devices, Inc.(a)                        99,186             960
   Affiliated Computer Services, Inc. Class A(a)          18,737           1,118
   Agilent Technologies, Inc.(a)                          64,768           2,012
   Akamai Technologies, Inc.(a)                           34,224             867
   Altera Corp.                                           52,854           1,196
   Analog Devices, Inc.                                   53,269           1,682
   AOL, Inc.(a)(d)                                             1              --
   Apple Inc.(a)                                         167,284          35,274
   Applied Materials, Inc.                               252,607           3,521
   Autodesk, Inc.(a)                                      41,576           1,056
   Automatic Data Processing, Inc.                        95,317           4,081
   BMC Software, Inc.(a)                                  34,221           1,372
   Broadcom Corp. Class A(a)                              81,359           2,559
   CA, Inc.                                               72,499           1,628
   Cisco Systems, Inc.(a)                              1,072,419          25,674
   Citrix Systems, Inc.(a)                                33,367           1,388
   Cognizant Technology Solutions Corp.
      Class A(a)                                          55,284           2,504
   Computer Sciences Corp.(a)                             27,744           1,596
   Compuware Corp.(a)                                     51,350             371
   Corning, Inc.                                         288,176           5,565
   Dell, Inc.(a)                                         317,050           4,553
   Dun & Bradstreet Corp.                                  9,400             793
   Electronic Arts, Inc.(a)                               60,100           1,067
   EMC Corp.(a)                                          377,584           6,596
   Fidelity National Information Services, Inc.           58,077           1,361
   Fiserv, Inc.(a)                                        28,852           1,399
   Google, Inc. Class A(a)                                44,790          27,769
   Harris Corp.                                           23,700           1,127
   Hewlett-Packard Co.                                   441,916          22,763
   IMS Health, Inc.                                       34,832             734

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
   Intel Corp.                                         1,028,956   $      20,991
   International Business Machines Corp.                 243,942          31,932
   Intuit, Inc.(a)                                        60,663           1,863
   Jabil Circuit, Inc.                                    31,651             550
   Juniper Networks, Inc. (a)                             98,893           2,637
   KLA-Tencor Corp.                                       30,605           1,107
   Lexmark International Group, Inc.
   Class A(a)                                             15,842             412
   Linear Technology Corp.                                43,763           1,337
   LSI Corp.(a)                                          114,762             690
   McAfee, Inc. (a)                                       28,200           1,144
   MEMC Electronic Materials, Inc. (a)                    45,478             619
   Microchip Technology, Inc.                             32,489             944
   Micron Technology, Inc. (a)                           153,662           1,623
   Microsoft Corp. (b)                                 1,435,335          43,763
   Molex, Inc.                                            23,305             502
   Motorola, Inc. (a)                                    435,465           3,379
   National Semiconductor Corp.                           42,096             647
   NetApp, Inc. (a)                                       61,857           2,127
   Novell, Inc.(a)                                        68,720             285
   Novellus Systems, Inc. (a)                             20,030             468
   NVIDIA Corp. (a)                                       99,756           1,863
   Oracle Corp.                                          728,362          17,874
   PerkinElmer, Inc.                                      21,118             435
   QLogic Corp. (a)                                       24,322             459
   QUALCOMM, Inc.                                        309,711          14,327
   Red Hat, Inc.(a)                                       37,200           1,150
   SAIC, Inc.(a)                                          54,800           1,038
   Salesforce.com, Inc. (a)                               21,200           1,564
   SanDisk Corp. (a)                                      40,667           1,179
   Sun Microsystems, Inc. (a)                            139,841           1,310
   Symantec Corp. (a)                                    153,863           2,753
   Tellabs, Inc.(a)                                       73,830             419
   Teradata Corp. (a)                                     33,520           1,054
   Teradyne, Inc. (a)                                     28,149             302
   Texas Instruments, Inc.                               232,199           6,051
   VeriSign, Inc.(a)                                      37,521             910
   Waters Corp.(a)                                        17,265           1,070
   Western Digital Corp. (a)                              42,000           1,854
   Xerox Corp.                                           161,834           1,369
   Xilinx, Inc.                                           51,202           1,283
   Yahoo!, Inc. (a)                                      218,719           3,670
                                                                   -------------
                                                                         345,077
                                                                   -------------
MATERIALS - 3.6%
   Air Products & Chemicals, Inc.                         39,809           3,227
   Airgas, Inc.                                           16,600             790
   AK Steel Holding Corp.                                 20,000             427
   Alcoa, Inc.                                           180,249           2,906
   Allegheny Technologies, Inc.                           17,228             771
   Ball Corp.                                             17,262             892
   Bemis Co., Inc.                                        21,162             627
   CF Industries Holdings, Inc.                            9,750             885
   Cliffs Natural Resources, Inc.                         23,400           1,078
   Dow Chemical Co.                                      211,928           5,856
   E.I. Du Pont de Nemours & Co.                         167,412           5,637
   Eastman Chemical Co.                                   14,204             856
   Ecolab, Inc.                                           43,666           1,947
   FMC Corp.                                              12,600             703

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)
   Freeport-McMoRan Copper & Gold,
      Inc. Class B(a)                                     79,652   $       6,395
   International Flavors & Fragrances, Inc.               16,031             660
   International Paper Co.                                81,411           2,180
   MeadWestvaco Corp.                                     30,320             868
   Monsanto Co.                                          102,255           8,359
   Newmont Mining Corp.                                   90,206           4,268
   Nucor Corp.                                            59,354           2,769
   Owens-Illinois, Inc.(a)                                30,400             999
   Pactiv Corp.(a)                                        22,615             546
   Plum Creek Timber Co., Inc.                            29,311           1,107
   PPG Industries, Inc.                                   30,971           1,813
   Praxair, Inc.                                          56,711           4,554
   Sealed Air Corp.                                       29,692             649
   Sherwin-Williams Co.                                   17,696           1,091
   Sigma-Aldrich Corp.                                    23,634           1,194
   Titanium Metals Corp.(a)                               16,600             208
   United States Steel Corp.                              25,878           1,426
   Vulcan Materials Co.                                   22,561           1,188
   Weyerhaeuser Co.                                       39,537           1,706
                                                                   -------------
                                                                          68,582
                                                                   -------------
TELECOMMUNICATION SERVICES - 3.1%
American Tower Corp. Class A(a)                           74,600           3,223
   AT&T, Inc.                                          1,095,950          30,720
   CenturyTel, Inc.                                       55,873           2,023
   Frontier Communications Corp.                          60,384             472
   JDS Uniphase Corp.(a)                                  42,723             352
   MetroPCS Communications, Inc.(a)                       51,700             395
   Qwest Communications International, Inc.              273,890           1,153
   Sprint Nextel Corp.(a)                                527,165           1,929
   Verizon Communications, Inc.                          529,166          17,531
   Windstream Corp.                                       77,313             850
                                                                   -------------
                                                                          58,648
                                                                   -------------
UTILITIES - 3.5%
   AES Corp.(a)                                          125,095           1,665
   Allegheny Energy, Inc.                                 33,059             776
   Ameren Corp.                                           44,660           1,248
   American Electric Power Co., Inc.                      90,152           3,136
   CenterPoint Energy, Inc.                               74,711           1,084
   CMS Energy Corp.                                       45,756             717
   Consolidated Edison, Inc.                              51,752           2,351
   Constellation Energy Group, Inc.                       37,314           1,312
   Dominion Resources, Inc.                              109,862           4,276
   DTE Energy Co.                                         29,884           1,303
   Duke Energy Corp.                                     246,020           4,234
   Edison International                                   61,319           2,133
   Entergy Corp.                                          34,698           2,840
   Exelon Corp.                                          122,221           5,973
   FirstEnergy Corp.                                      57,507           2,671
   FPL Group, Inc.                                        78,021           4,121
   Integrys Energy Group, Inc.                            14,716             618
   Nicor, Inc.                                             9,400             396
   NiSource, Inc.                                         48,582             747
   Northeast Utilities                                    32,000             825

                                                                    MARKET VALUE
                                                       SHARES          (000)
                                                   -------------   -------------
   Pepco Holdings, Inc.                                   41,700   $         703
   PG&E Corp.                                             70,126           3,131
   Pinnacle West Capital Corp.                            20,160             737
   PPL Corp.                                              70,875           2,290
   Progress Energy, Inc.                                  52,481           2,152
   Public Service Enterprise Group, Inc.                  95,724           3,183
   SCANA Corp.                                            21,300             803
   Sempra Energy                                          46,286           2,591
   Southern Co.                                          147,443           4,913
   TECO Energy, Inc.                                      42,151             684
   Wisconsin Energy Corp.                                 22,800           1,136
   Xcel Energy, Inc.                                      85,351           1,811
                                                                   -------------
                                                                          66,560
                                                                   -------------
TOTAL COMMON STOCKS (Cost $1,337,721,650)                              1,846,424
                                                                   -------------

                                                     PAR AMOUNT
                                                       (000)
                                                   -------------
U.S. GOVERNMENT SECURITIES - 0.3%
United States Treasury Bill (b)(e)(f)
   0.02% due 03/11/10                              $       4,815   $       4,815
                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $4,814,838)                                                       4,815
                                                                   -------------

                                                       SHARES
                                                       (000)
                                                   -------------
MONEY MARKET FUNDS - 1.6%
AIM Short Term Investment Prime Portfolio                 29,939          29,939
Federated Money Market Obligations Trust                     576             576
                                                                   -------------
TOTAL MONEY MARKET FUNDS (Cost $30,514,519)                               30,515
                                                                   -------------
TOTAL INVESTMENTS (g)+ - 99.4%
   (Identified Cost $1,373,051,007)                                    1,881,754
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                              11,632
                                                                   -------------
NET ASSETS - 100.0%                                                $   1,893,386
                                                                   =============

----------
(a)  Non-income producing security.

(b) All or part of this security has been designated as collateral for futures contracts.

(c)  Affiliated issuer. See table that follows for more information.

(d)  Amount is less than $1,000.

(e)  Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

(f) Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

(g) Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

+    See Note 2 of the Notes to Financial Statements.

                             NUMBER OF
                             CONTRACTS    UNREALIZED
                               (000)     APPRECIATION
                             ---------   ------------
Schedule of Futures
   Contracts S&P 500
   Financial Futures
   Contracts (long)
   Expiration Date 03/2010      808          $547
                                             ----
Total unrealized
   appreciation on open
   futures contracts
   purchased                                 $547
                                             ====

AFFILIATE TABLE

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at December 31, 2009 is listed in the Portfolio of Investments.

                                                                                                      INCOME EARNED
                                                                                                        FOR THE 12      REALIZED
                                   SHARES PURCHASED   SHARES SOLD FOR                      VALUE AT    MONTHS ENDED     LOSS ON
  SECURITY     NUMBER OF SHARES   FOR THE 12 MONTHS    THE 12 MONTHS    NUMBER OF SHARES   12/31/09      12/31/09     SHARES SOLD
 DESCRIPTION   HELD AT 12/31/08     ENDED 12/31/09     ENDED 12/31/09   HELD AT 12/31/09     (000)        (000)          (000)
------------   ----------------   -----------------   ---------------   ----------------   --------   -------------   -----------
State Street
   Corp.            81,725              24,400             15,200            90,925         $3,959          $4           $(410)

                       See Notes to Financial Statements.

                     STATE STREET EQUITY 500 INDEX PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                             (AMOUNTS IN THOUSANDS)

ASSETS
   Investments in unaffiliated issuers at market value (identified cost $1,369,546)    $1,877,795
   Investments in non-controlled affiliates at market value (identified cost $3,505)
      (Note 4)                                                                              3,959
                                                                                       ----------
      Total investments at market value (identified cost $1,373,051)                    1,881,754
   Investment securities sold                                                               9,626
   Dividends and interest                                                                   2,540
                                                                                       ----------
      Total assets                                                                      1,893,920
LIABILITIES
   Daily variation margin on futures contracts                                                461
   Management fees (Note 4)                                                                    73
                                                                                       ----------
      Total liabilities                                                                       534
                                                                                       ----------
NET ASSETS                                                                             $1,893,386
                                                                                       ==========

                       See Notes to Financial Statements.

                     STATE STREET EQUITY 500 INDEX PORTFOLIO

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009
                             (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
   Interest                                                                        $    102
   Dividend income -- unaffiliated issuers (net of foreign taxes withheld of $2)     38,848
   Dividend income -- non-controlled affiliated issuer                                    4
                                                                                   --------
      Total investment income                                                        38,954
                                                                                   --------
EXPENSES
   Management fees (Note 4)                                                             755
                                                                                   --------
      Total expenses                                                                    755
                                                                                   --------
NET INVESTMENT INCOME                                                              $ 38,199
                                                                                   ========
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments -- unaffiliated issuers                                             $(99,438)
   Investments -- non-controlled affiliated issuer                                     (410)
   Futures contracts                                                                 11,628
                                                                                   --------
                                                                                    (88,220)
Net change in net unrealized appreciation (depreciation) on:
   Investments                                                                      473,799
   Futures contracts                                                                   (404)
                                                                                   --------
                                                                                    473,395
                                                                                   --------
Net realized and unrealized gain                                                    385,175
                                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $423,374
                                                                                   ========

                       See Notes to Financial Statements.

                     STATE STREET EQUITY 500 INDEX PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
                             (AMOUNTS IN THOUSANDS)

                                                                 FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                                  DECEMBER 31, 2009   DECEMBER 31, 2008
                                                                 ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                             $   38,199          $    45,563
   Net realized loss on investments and futures contracts               (88,220)             (19,853)
   Net change in net unrealized appreciation (depreciation) on
      investments and futures contracts                                 473,395             (897,802)
                                                                     ----------          -----------
      Net increase (decrease) in net assets resulting from
         operations                                                     423,374             (872,092)
                                                                     ----------          -----------
CAPITAL TRANSACTIONS
   Contributions                                                        267,641              288,497
   Withdrawals                                                         (319,837)            (316,574)
                                                                     ----------          -----------
      Net decrease in net assets from capital transactions              (52,196)             (28,077)
                                                                     ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS                                   371,178             (900,169)
NET ASSETS
   Beginning of year                                                  1,522,208            2,422,377
                                                                     ----------          -----------
   End of year                                                       $1,893,386          $ 1,522,208
                                                                     ==========          ===========

                       See Notes to Financial Statements.

                     STATE STREET EQUITY 500 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              12/31/09     12/31/08     12/31/07     12/31/06     12/31/05
                             ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA AND
   RATIOS:
   Net assets, end of year
      (in thousands)         $1,893,386   $1,522,208   $2,422,377   $2,766,696   $2,453,109
Ratios to average net
   assets:
   Operating expenses             0.045%       0.045%       0.045%       0.045%       0.045%
   Net investment income           2.28%        2.30%        1.96%        1.94%        1.84%
Portfolio turnover rate*             19%          14%          12%          10%           8%
Total return(a)                   26.50%      (37.02)%       5.49%       15.75%        4.87%

----------
*    The portfolio turnover rate excludes in-kind security transactions.

(a) Results represent past performance and are not indicative of future results.

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION

State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2009, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 (R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 (R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION - The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

advantageous market of the investment. Various inputs are used in determining the value of the Portfolio's investments.

The three tier hierarchy of inputs is summarized below:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Portfolio's assets carried at fair value:

                         QUOTED PRICES IN
                        ACTIVE MARKETS FOR   SIGNIFICANT OTHER       SIGNIFICANT
                         IDENTICAL ASSETS    OBSERVABLE INPUTS   UNOBSERVABLE INPUTS
DESCRIPTION                  (LEVEL 1)           (LEVEL 2)            (LEVEL 3)           TOTAL
-----------             ------------------   -----------------   -------------------   ----------
INVESTMENTS:
   Common Stocks            $1,846,424             $   --                $--           $1,846,424
   U.S. Government
      Securities                    --              4,815                 --                4,815
   Money Market Funds           30,515                 --                 --               30,515
OTHER ASSETS:
   Futures contracts               547                 --                 --                  547
                            ----------             ------                ---           ----------
TOTAL ASSETS                $1,877,486             $4,815                $--           $1,882,301
                            ==========             ======                ===           ==========

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio's investments by category.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2009, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Portfolio's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2009, the book cost of investments was $1,373,051,007 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $643,620,459 and $134,917,676, respectively, resulting in net appreciation of $508,702,783 for all securities as computed on a federal income tax basis.

FUTURES: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 (R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio's use of derivative instruments and hedging activities at December 31, 2009:

ASSET DERIVATIVES (1) (AMOUNTS IN THOUSANDS)

                                        FOREIGN
                     INTEREST RATE      EXCHANGE          CREDIT           EQUITY          COMMODITY          OTHER
                    CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   TOTAL
                    --------------   --------------   --------------   --------------   --------------   --------------   -----
Futures Contracts         $--              $--              $--             $547              $--              $--         $547

(1)  Portfolio of Investments: Unrealized Appreciation of futures contracts.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

Transactions in derivative instruments for the year ended December 31, 2009, were as follows:

REALIZED GAIN (LOSS)(1) (AMOUNTS IN THOUSANDS)

                                         FOREIGN
                     INTEREST RATE      EXCHANGE          CREDIT           EQUITY          COMMODITY          OTHER
                    CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK    TOTAL
                    --------------   --------------   --------------   --------------   --------------   --------------   -------
Futures Contracts         $--              $--             $--             $11,628            $--              $--        $11,628

CHANGE IN APPRECIATION (DEPRECIATION) (2) (AMOUNTS IN THOUSANDS)

                                         FOREIGN
                     INTEREST RATE      EXCHANGE          CREDIT           EQUITY          COMMODITY          OTHER
                    CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   CONTRACTS RISK   TOTAL
                    --------------   --------------   --------------   --------------   --------------   --------------   -----
Futures Contracts         $--              $--              $--             $(404)            $--              $--        $(404)
                          ---              ---              ---             -----             ---              ---        -----

(1) Statement of Operations location: Net realized gain (loss) on: Futures contracts

(2) Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

USE OF ESTIMATES: The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $319,306,818 and $310,310,639, respectively.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company ("State Street"), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at December 31, 2009 is listed in the Portfolio of Investments.

5. TRUSTEES' FEES

Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates. These fees are paid through a unitary fee.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

6. INDEMNIFICATIONS

The Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7. SUBSEQUENT EVENTS

In accordance with provisions surrounding Subsequent Events adopted by the Portfolio, management has evaluated the possibility of subsequent events existing in the Portfolio's financial statements through February 23, 2010, the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (the "Portfolio") (one of the portfolios constituting State Street Master Funds), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP

Boston, Massachusetts
February 23, 2010

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
DECEMBER 31, 2009 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

The Board of Trustees of the Trust met on November 19, 2009 (the "Meeting") to consider the renewal of the investment advisory agreement for the Portfolio (the "Advisory Agreement"). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the "Adviser") under the Advisory Agreement,
(ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.74 trillion in assets under management as of September 30, 2009, including over $163 billion managed by the Adviser. They reviewed information regarding State Street's business continuity and disaster recovery program. Drawing upon the materials

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION (CONTINUED)
DECEMBER 31, 2009 (UNAUDITED)

provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate and had been of good quality.

The Trustees noted that, in view of the investment objective of the Portfolio and the available data, the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service provider with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2009, with additional data relating to prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.

In order better to evaluate the Portfolio's advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that the Portfolio's advisory fee and total expense ratio were generally lower than the average for its peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser's fee. The Board determined that the Adviser's fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust's relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized,

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION (CONTINUED)
DECEMBER 31, 2009 (UNAUDITED)

however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Board decided to approve the continuance of the Advisory Agreement.

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

     -    business addresses and ages;

     -    principal occupations during the past five years; and

     -    other directorships of publicly traded companies or funds.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
NAME, ADDRESS,               POSITION(S)           TERM OF OFFICE            PRINCIPAL            COMPLEX
AND DATE OF BIRTH             HELD WITH             AND LENGTH OF        OCCUPATION DURING      OVERSEEN BY    OTHER DIRECTORSHIPS
("DOB")                         TRUST                TIME SERVED          PAST FIVE YEARS         TRUSTEE*       HELD BY TRUSTEE
----------------------  --------------------  ---------------------  ------------------------  -------------  ---------------------
INDEPENDENT TRUSTEES

Michael F. Holland      Trustee and Chairman  Term: Indefinite       Chairman, Holland &             22       Trustee, State Street
Holland & Company,      of the Board          Elected: 7/99          Company L.L.C.                           Institutional
LLC                                                                  (investment adviser)                     Investment Trust;
375 Park Avenue                                                      (1995 - present).                        Director, the Holland
New York, NY 10152                                                                                            Series Fund, Inc.;
                                                                                                              Director, The China
DOB: 1944                                                                                                     Fund, Inc.; Director,
                                                                                                              The Taiwan Fund,
                                                                                                              Inc.; and Director,
                                                                                                              Reaves Utility Income
                                                                                                              Fund

William L. Boyan        Trustee               Term: Indefinite       Trustee of Old Mutual           22       Trustee, State Street
State Street Master                           Elected: 7/99          South Africa Master                      Institutional
Funds                                                                Trust (investments)                      Investment Trust;
P.O. Box 5049                                                        (1995 - present);                        Trustee, Old Mutual
Boston, MA 02206                                                     Chairman emeritus,                       South Africa Master
                                                                     Children's Hospital                      Trust; and Trustee,
DOB: 1937                                                            (1984 - present);                        Children's Hospital,
                                                                     Director, Boston Plan                    Boston, MA.
                                                                     For Excellence (non-
                                                                     profit) (1994 -
                                                                     present); President and
                                                                     Chief Operations
                                                                     Officer, John Hancock
                                                                     Mutual Life Insurance
                                                                     Company (1959 - 1999).
                                                                     Mr. Boyan retired in
                                                                     1999.

Rina K. Spence          Trustee               Term: Indefinite       President of SpenceCare         22       Trustee, State Street
State Street Master                           Elected: 7/99          International LLC (1998                  Institutional
Funds                                                                - present); Member of                    Investment Trust;
P.O. Box 5049                                                        the Advisory Board,                      Director, Berkshire
Boston, MA 02206                                                     Ingenium Corp.                           Life Insurance
                                                                     (technology company)                     Company of America
DOB: 1948                                                            (2001 - present); Chief                  1993-2009; Director,
                                                                     Executive Officer,                       IEmily.com, Inc.
                                                                     IEmily.com (internet                     2000-present; and
                                                                     company) (2000 -                         Trustee, National
                                                                     2001); Chief Executive                   Osteoporosis
                                                                     Officer of Consensus                     Foundation 2005-2008
                                                                     Pharmaceutical, Inc.
                                                                     (1998 - 1999); Founder,
                                                                     President and Chief
                                                                     Executive Officer of
                                                                     Spence Center for
                                                                     Women's Health (1994 -
                                                                     1998); Trustee, Eastern
                                                                     Enterprise (utilities)
                                                                     (1988 - 2000).

Douglas T. Williams     Trustee               Term: Indefinite       Executive Vice President        22       Trustee, State Street
State Street Master                           Elected: 7/99          of Chase Manhattan                       Institutional
Funds                                                                Bank (1987 - 1999).                      Investment Trust;
P.O. Box 5049                                                        Mr. Williams retired in                  Treasurer, Nantucket
Boston, MA 02206                                                     1999.                                    Educational Trust,
                                                                                                              2002-2007
DOB: 1940

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
NAME, ADDRESS,               POSITION(S)          TERM OF OFFICE             PRINCIPAL            COMPLEX
AND DATE OF BIRTH             HELD WITH            AND LENGTH OF          OCCUPATION DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
("DOB")                         TRUST               TIME SERVED            PAST FIVE YEARS        TRUSTEE*       HELD BY TRUSTEE
----------------------  --------------------  ---------------------  ------------------------  -------------  ---------------------
INTERESTED TRUSTEES(1)

James E. Ross           Trustee President     Term: Indefinite       President and Chief             22       Trustee, State Street
SSgA Funds                                    Elected                Executive Officer from                   Institutional
Management, Inc.                              Trustee: 2/07 Elected  January 2006 to Present;                 Investment Trust; and
State Street Financial                        President: 4/05        Principal Executive                      Trustee, Select
Center                                                               Officer since 2005;                      Sector SPDR(R) Trust
One Lincoln Street                                                   2005 to Present,
Boston, MA 02111-2900                                                President (2001 to 2005,
                                                                     Principal), SSgA Funds
DOB: 1965                                                            Management, Inc.
                                                                     (investment adviser);
                                                                     March 2006 to Present,
                                                                     Senior Managing
                                                                     Director (2000 to 2006,
                                                                     Principal), State Street
                                                                     Global Advisors.

OFFICERS:

Gary L. French          Treasurer             Term: Indefinite       Senior Vice President of        --                 --
State Street Bank and                         Elected: 5/05          State Street Bank and
Trust Company                                                        Trust Company (2002 -
2 Avenue de Lafayette                                                present).
Boston, MA 02111

DOB: 1951

Ellen M. Needham        Vice President        Term: Indefinite       Principal, SSgA Funds           --                 --
SSgA Funds                                    Elected: 09/09         Management, Inc.
Management, Inc.                                                     (investment adviser);
State Street Financial                                               July 2007 to Present,
Center                                                               Managing Director
One Lincoln Street                                                   (June 2006 to July 2007,
Boston, MA 02111-2900                                                Vice President; 2000 to
                                                                     June 2006, Principal),
DOB: 1967                                                            State Street Global
                                                                     Advisors.

Laura F. Healy          Assistant Treasurer   Term: Indefinite       Vice President of State         --                 --
State Street Bank and                         Elected: 11/08         Street Bank and Trust
Trust Company                                                        Company (prior to July
2 Avenue de Lafayette                                                2, 2008, Investors
Boston, MA 02111                                                     Financial Corporation)
                                                                     since 2002.
DOB: 1964

Brian D. O'Sullivan     Assistant Treasurer   Term: Indefinite       Vice President of State         --                 --
State Street Bank and                         Elected: 11/08         Street Bank and Trust
Trust Company                                                        Company (2007-present)
801 Pennsylvania                                                     with which he has been
Avenue                                                               affiliated with since
Kansas City, MO 64105                                                1997.

DOB: 1975

Peter T. Sattelmair     Assistant Treasurer   Term: Indefinite       Director of Fund
State Street Bank and                         Elected: 11/08         Administration of State
Trust Company                                                        Street Bank and Trust
801 Pennsylvania                                                     Company (2007 -
Avenue                                                               present) with which he
Kansas City, MO 64105                                                has been affiliated with
                                                                     since 1999.
DOB: 1977

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
NAME, ADDRESS,               POSITION(S)          TERM OF OFFICE            PRINCIPAL             COMPLEX
AND DATE OF BIRTH             HELD WITH            AND LENGTH OF         OCCUPATION DURING      OVERSEEN BY    OTHER DIRECTORSHIPS
("DOB")                         TRUST               TIME SERVED           PAST FIVE YEARS         TRUSTEE*       HELD BY TRUSTEE
----------------------  --------------------  ---------------------  ------------------------  -------------  ---------------------
OFFICERS: (CONTINUED)

Julie Piatelli          Chief Compliance      Term: Indefinite       Principal and Senior            --                 --
SSgA Funds              Officer               Elected: 7/07          Compliance and Risk
Management, Inc.                                                     Management Officer,
State Street Financial                                               SSgA Funds
Center                                                               Management, Inc.
One Lincoln Street                                                   (2004-present), Vice
Boston, MA 02111                                                     President State Street
                                                                     Global Advisors
DOB: 1967                                                            (2004-present).

David James             Secretary             Term: Indefinite       Vice President and              --                 --
State Street Bank and                         Elected: 11/09         Managing Counsel,
Trust Company                                                        State Street Bank and
4 Copley Place                                                       Trust Company, 2009 to
5th Floor                                                            present; Vice President
Boston, MA 02116                                                     and Counsel, PNC
                                                                     Global Investment
DOB: 1970                                                            Servicing (US), Inc.
                                                                     2006 to 2009; Assistant
                                                                     Vice President and
                                                                     Counsel, State Street
                                                                     Bank and Trust
                                                                     Company, October 2000
                                                                     to December 2004 and
                                                                     was retired in 2005.

Brian C. Poole          Assistant Secretary   Term: Indefinite       Vice President and              --                 --
State Street Bank and                         Elected 9/08           Counsel (2008 -
Trust Company                                                        present) and Associate
4 Copley Place,                                                      Counsel (2004 - 2007),
5th Floor                                                            State Street Bank and
Boston, MA 02116                                                     Trust Company
                                                                     (formerly Investors
DOB: 1971                                                            Bank and Trust
                                                                     Company.

----------
* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

                      This page intentionally left blank.

Summary Schedule of Investments                    MASTER SMALL CAP INDEX SERIES
December 31, 2009                    (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

INDUSTRY                                   COMMON STOCKS                        SHARES      VALUE     PERCENT
--------                                   -----------------------------------  ------  ------------  -------
ADVERTISING AGENCIES                       Other Securities                             $  1,209,229    0.5%
AEROSPACE                                  Other Securities                                2,985,173    1.3
AGRICULTURE, FISHING & RANCHING            Other Securities                                  923,904    0.4
AIR TRANSPORT                              UAL Corp.(a)(b)                      39,900       515,109    0.2
                                           Other Securities                                2,109,678    0.9
                                                                                        ------------   ----
                                                                                           2,624,787    1.1
ALTERNATIVE ENERGY                         Other Securities                                  543,253    0.2
ALUMINUM                                   Other Securities                                  370,245    0.2
ASSET MANAGEMENT & CUSTODIAN               Other Securities                                2,272,509    1.0
AUTO PARTS                                 Other Securities                                1,532,701    0.7
AUTO SERVICES                              Other Securities                                  280,700    0.1
BANKS: DIVERSIFIED                         FirstMerit Corp.                     19,529       393,314    0.2
                                           Prosperity Bancshares, Inc.          11,400       461,358    0.2
                                           SVB Financial Group (a)               9,600       400,224    0.2
                                           Other Securities                               11,957,987    5.2
                                                                                        ------------   ----
                                                                                          13,212,883    5.8
BANKS: SAVINGS, THRIFT &                   Other Securities                                2,354,824    1.0
MORTGAGE LENDING
BEVERAGE: BREWERS & DISTILLERS             Other Securities                                   88,540    0.0
BEVERAGE: SOFT DRINKS                      Other Securities                                  326,398    0.1
BIOTECHNOLOGY                              Human Genome Sciences, Inc.(a)       43,600     1,334,160    0.6
                                           Onyx Pharmaceuticals, Inc.(a)        14,820       434,819    0.2
                                           Other Securities                                7,183,001    3.1
                                                                                        ------------   ----
                                                                                           8,951,980    3.9
BUILDING MATERIALS                         Other Securities                                2,116,429    0.9
BUILDING: CLIMATE CONTROL                  Other Securities                                  312,468    0.1
BUILDING: ROOFING, WALLBOARD & PLUMBING    Other Securities                                  162,400    0.1
CABLE TELEVISION SERVICES                  Other Securities                                  120,903    0.1
CASINOS & GAMBLING                         Bally Technologies, Inc.(a)          12,800       528,512    0.2
                                           Other Securities                                  481,517    0.2
                                                                                        ------------   ----
                                                                                           1,010,029    0.4
CEMENT                                     Other Securities                                    7,644    0.0
CHEMICALS: DIVERSIFIED                     W.R.Grace & Co.(a)                   17,300       438,555    0.2
                                           Other Securities                                2,517,683    1.1
                                                                                        ------------   ----
                                                                                           2,956,238    1.3
CHEMICALS: SPECIALTY                       Other Securities                                1,040,752    0.5
COAL                                       Other Securities                                  588,134    0.3
COMMERCIAL FINANCE &                       Other Securities                                  232,499    0.1
MORTGAGE COMPANIES
COMMERCIAL SERVICES                        Watson Wyatt Worldwide, Inc.(a)       9,915       471,161    0.2
                                           Other Securities                                5,434,300    2.4
                                                                                        ------------   ----
                                                                                           5,905,461    2.6
COMMERCIAL SERVICES: RENTAL & LEASING      Other Securities                                1,030,724    0.4

See Notes to Financial Statements.


54                        MASTER SMALL CAP INDEX SERIES        DECEMBER 31, 2009

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                   COMMON STOCKS                        SHARES      VALUE     PERCENT
--------                                   -----------------------------------  ------  ------------  -------
COMMERCIAL VEHICLES & PARTS                Other Securities                             $    391,538    0.2%
COMMUNICATIONS TECHNOLOGY                  3Com Corp.(a)                        93,000       697,500    0.3
                                           Polycom,Inc.(a)                      19,600       489,412    0.2
                                           Other Securities                                5,462,788    2.4
                                                                                        ------------   ----
                                                                                           6,649,700    2.9
COMPUTER SERVICES SOFTWARE & SYSTEMS       Concur Technologies, Inc.(a)          9,800       418,950    0.2
                                           Informatica Corp.(a)                 20,800       537,888    0.2
                                           Parametric Technology Corp.(a)       28,160       460,134    0.2
                                           Solera Holdings, Inc.                16,900       608,569    0.3
                                           Other Securities                               13,236,890    5.8
                                                                                        ------------   ----
                                                                                          15,262,431    6.7
COMPUTER TECHNOLOGY                        Other Securities                                1,972,245    0.9
CONSTRUCTION                               EMCOR Group,Inc.(a)                  16,172       435,027    0.2
                                           Other Securities                                  874,632    0.4
                                                                                        ------------   ----
                                                                                           1,309,659    0.6
CONSUMER ELECTRONICS                       Other Securities                                  371,101    0.2
CONSUMER LENDING                           Other Securities                                1,553,633    0.7
CONSUMER SERVICES: MISCELLANEOUS           Other Securities                                1,581,684    0.7
CONTAINERS & PACKAGING                     Rock-Tenn Co., Class A                9,180       462,764    0.2
                                           Other Securities                                  607,852    0.3
                                                                                        ------------   ----
                                                                                           1,070,616    0.5
COSMETICS                                  Other Securities                                  409,526    0.2
DIVERSIFIED FINANCIAL SERVICES             Stifel Financial Corp.(a)             7,149       423,507    0.2
                                           Other Securities                                  635,907    0.3
                                                                                        ------------   ----
                                                                                           1,059,414    0.5
DIVERSIFIED MANUFACTURING OPERATIONS       Other Securities                                  540,315    0.2
DIVERSIFIED MATERIALS & PROCESSING         Clarcor, Inc.                        12,610       409,068    0.2
                                           Other Securities                                1,455,413    0.6
                                                                                        ------------   ----
                                                                                           1,864,481    0.8
DIVERSIFIED MEDIA                          Other Securities                                  180,998    0.1
DIVERSIFIED RETAIL                         Other Securities                                1,300,468    0.6
DRUG & GROCERY STORE CHAINS                Other Securities                                1,532,603    0.7
EDUCATION SERVICES                         Other Securities                                1,394,633    0.6
ELECTRONIC COMPONENTS                      Other Securities                                1,267,286    0.5
ELECTRONIC ENTERTAINMENT                   Other Securities                                  404,948    0.2
ELECTRONICS                                Other Securities                                1,115,376    0.5
ENERGY EQUIPMENT                           Other Securities                                  391,344    0.2
ENGINEERING & CONTRACTING SERVICES         Other Securities                                1,048,636    0.5
ENTERTAINMENT                              Other Securities                                  636,831    0.3
FINANCIAL DATA & SYSTEMS                   Jack Henry & Associates, Inc.        20,100       464,712    0.2
                                           Other Securities                                1,992,463    0.9
                                                                                        ------------   ----
                                                                                           2,457,175    1.1
FOODS                                      Other Securities                                2,646,795    1.2
FOREST PRODUCTS                            Other Securities                                  295,680    0.1
FORMS & BULK PRINTING SERVICES             Other Securities                                  684,581    0.3
FUNERAL PARLORS & CEMETERIES               Other Securities                                  366,924    0.2
GAS PIPELINE                               Other Securities                                   55,660    0.0
GLASS                                      Other Securities                                   99,400    0.0

See Notes to Financial Statements.


MASTER SMALL CAP INDEX SERIES           DECEMBER 31, 2009                     55

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                   COMMON STOCKS                        SHARES      VALUE     PERCENT
--------                                   -----------------------------------  ------  ------------  -------
GOLD                                       Other Securities                             $    561,406    0.2%
HEALTH CARE FACILITIES                     Other Securities                                1,326,509    0.6
HEALTH CARE MANAGEMENT SERVICES            Other Securities                                2,369,614    1.0
HEALTH CARE SERVICES                       HealthSouth Corp.(a)                 22,000       412,940    0.2
                                           Other Securities                                4,237,718    1.8
                                                                                        ------------   ----
                                                                                           4,650,658    2.0
HEALTH CARE: MISCELLANEOUS                 Other Securities                                  255,258    0.1
HOME BUILDING                              Other Securities                                  585,005    0.3
HOTEL/MOTEL                                Other Securities                                  482,322    0.2
HOUSEHOLD APPLIANCES                       Other Securities                                  114,692    0.0
HOUSEHOLD EQUIPMENT & PRODUCTS             Tupperware Corp.                     15,174       706,653    0.3
                                           Other Securities                                  627,409    0.3
                                                                                        ------------   ----
                                                                                           1,334,062    0.6
HOUSEHOLD FURNISHINGS                      Tempur-Pedic International, Inc.(a)  17,900       422,977    0.2
                                           Other Securities                                  435,564    0.2
                                                                                        ------------   ----
                                                                                             858,541    0.4
INSURANCE: LIFE                            Other Securities                                  978,894    0.4
INSURANCE: MULTI-LINE                      Assured Guaranty Ltd.                29,200       635,392    0.3
                                           Platinum Underwriters Holdings Ltd.  11,900       455,651    0.2
                                           Other Securities                                  967,655    0.4
                                                                                        ------------   ----
                                                                                           2,058,698    0.9
INSURANCE: PROPERTY-CASUALTY               ProAssurance Corp.(a)                 8,023       430,915    0.2
                                           Other Securities                                3,906,752    1.7
                                                                                        ------------   ----
                                                                                           4,337,667    1.9
LEISURE TIME                               Other Securities                                1,406,368    0.6
LUXURY ITEMS                               Other Securities                                  476,641    0.2
MACHINERY: AGRICULTURAL                    Other Securities                                  225,750    0.1
MACHINERY: CONSTRUCTION & HANDLING         Other Securities                                  190,761    0.1
MACHINERY: ENGINES                         Other Securities                                  279,205    0.1
MACHINERY: INDUSTRIAL                      Nordson Corp.                         8,210       502,288    0.2
                                           Other Securities                                2,208,199    1.0
                                                                                        ------------   ----
                                                                                           2,710,487    1.2
MACHINERY: SPECIALTY                       Other Securities                                  315,396    0.1
MANUFACTURED HOUSING                       Other Securities                                   88,770    0.0
MEDICAL & DENTAL                           Owens & Minor, Inc.                   9,698       416,335    0.2
INSTRUMENTS & SUPPLIES                     Other Securities                                5,839,090    2.5
                                                                                        ------------   ----
                                                                                           6,255,425    2.7
MEDICAL EQUIPMENT                          Other Securities                                3,879,084    1.7
MEDICAL SERVICES                           Other Securities                                  789,054    0.3
METAL FABRICATING                          Other Securities                                1,623,438    0.7
METALS & MINERALS: DIVERSIFIED             Other Securities                                  952,111    0.4
OFFICE SUPPLIES & EQUIPMENT                Other Securities                                1,420,954    0.6
OFFSHORE DRILLING & OTHER SERVICES         Other Securities                                  148,551    0.1
OIL WELL EQUIPMENT & SERVICES              Dril-Quip,Inc.(a)                     7,076       399,652    0.2
                                           Other Securities                                2,912,232    1.2
                                                                                        ------------   ----
                                                                                           3,311,884    1.4

See Notes to Financial Statements.


56                        MASTER SMALL CAP INDEX SERIES        DECEMBER 31, 2009

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                   COMMON STOCKS                         SHARES      VALUE     PERCENT
--------                                   -----------------------------------  -------  ------------  -------
OIL: CRUDE PRODUCERS                       Arena Resources, Inc.(a)               9,300  $    401,016    0.2%
                                           Atlas Energy, Inc.                    16,087       485,345    0.2
                                           Other Securities                                 4,362,795    1.9
                                                                                         ------------   ----
                                                                                            5,249,156    2.3
OIL: INTEGRATED                            Other Securities                                   115,125    0.0
PAINTS & COATINGS                          Other Securities                                   469,513    0.2
PAPER                                      Domtar Corp.(a)                       10,100       559,641    0.3
                                           Other Securities                                   950,550    0.4
                                                                                         ------------   ----
                                                                                            1,510,191    0.7
PERSONAL CARE                              Chattem, Inc.(a)                       4,600       429,180    0.2
                                           Other Securities                                   240,111    0.1
                                                                                         ------------   ----
                                                                                              669,291    0.3
PHARMACEUTICALS                            Other Securities                                 3,849,853    1.7
PHOTOGRAPHY                                Other Securities                                   293,256    0.1
PLASTICS                                   Other Securities                                    78,530    0.0
POWER TRANSMISSION EQUIPMENT               Regal-Beloit Corp.                     8,551       444,139    0.2
                                           Other Securities                                   329,228    0.1
                                                                                         ------------   ----
                                                                                              773,367    0.3
PRECIOUS METALS & MINERALS                 Other Securities                                   222,907    0.1
PRINTING & COPYING SERVICES                Other Securities                                   105,875    0.0
PRODUCER DURABLES: MISCELLANEOUS           Other Securities                                   144,315    0.1
PRODUCTION TECHNOLOGY EQUIPMENT            Other Securities                                 2,369,944    1.0
PUBLISHING                                 Other Securities                                   368,511    0.2
RADIO & TV BROADCASTERS                    Other Securities                                   128,827    0.1
RAILROAD EQUIPMENT                         Other Securities                                   135,620    0.1
RAILROADS                                  Other Securities                                   343,360    0.1
REAL ESTATE                                Other Securities                                   409,562    0.2
REAL ESTATE INVESTMENT TRUSTS (REITS)      Highwoods Properties, Inc.            17,300       576,955    0.2
                                           MFA Financial, Inc.                   67,700       497,595    0.2
                                           National Retail Properties, Inc.      19,675       417,504    0.2
                                           Omega Healthcare Investors, Inc.      20,400       396,780    0.2
                                           Washington REIT                       14,365       395,756    0.2
                                           Other Securities                                11,846,327    5.2
                                                                                         ------------   ----
                                                                                           14,130,917    6.2
RECREATIONAL VEHICLES & BOATS              Other Securities                                   800,568    0.3
RENTAL & LEASING SERVICES: CONSUMER        Other Securities                                   857,321    0.4
RESTAURANTS                                Other Securities                                 2,972,811    1.3
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER   Other Securities                                 1,816,142    0.8
SCIENTIFIC INSTRUMENTS: ELECTRICAL         American Superconductor Corp.(a)(b)   10,200       417,180    0.2
                                           GrafTech International Ltd.(a)        29,444       457,854    0.2
                                           Other Securities                                 1,592,022    0.7
                                                                                         ------------   ----
                                                                                            2,467,056    1.1
SCIENTIFIC INSTRUMENTS: GAUGES & METERS    Other Securities                                   304,296    0.1
SCIENTIFIC INSTRUMENTS: POLLUTION CONTROL  Other Securities                                   995,650    0.4
SECURITIES BROKERAGE & SERVICES            E*Trade Financial Corp.(a)           372,500       651,875    0.3
                                           Other Securities                                 1,436,560    0.6
                                                                                         ------------   ----
                                                                                            2,088,435    0.9

See Notes to Financial Statements.


MASTER SMALL CAP INDEX SERIES           DECEMBER 31, 2009                     57

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                   COMMON STOCKS                         SHARES      VALUE     PERCENT
--------                                   -----------------------------------  -------  ------------  -------
SEMICONDUCTORS & COMPONENTS                Atheros Communications, Inc.(a)       15,370  $    526,269    0.2%
                                           Skyworks Solutions, Inc.(a)           40,033       568,068    0.2
                                           Other Securities                                 4,737,920    2.1
                                                                                         ------------   ----
                                                                                            5,832,257    2.5
SHIPPING                                   Other Securities                                 1,297,636    0.6
SPECIALTY RETAIL                           Tractor Supply Co.(a)                  8,700       460,752    0.2
                                           Other Securities                                 6,833,688    3.0
                                                                                         ------------   ----
                                                                                            7,294,440    3.2
STEEL                                      Other Securities                                   132,021    0.1
SUGAR                                      Other Securities                                    43,600    0.0
SYNTHETIC FIBERS & CHEMICALS               Other Securities                                    65,550    0.0
TECHNOLOGY: MISCELLANEOUS                  Other Securities                                   781,324    0.3
TELECOMMUNICATIONS EQUIPMENT               Other Securities                                 1,017,303    0.4
TEXTILE PRODUCTS                           Other Securities                                   146,785    0.1
TEXTILES APPAREL & SHOES                   J.Crew Group, Inc.(a)                 12,070       540,012    0.2
                                           The Warnaco Group, Inc.(a)            10,700       451,433    0.2
                                           Other Securities                                 3,725,932    1.6
                                                                                         ------------   ----
                                                                                            4,717,377    2.0
TOBACCO                                    Other Securities                                   510,131    0.2
TOYS                                       Other Securities                                   175,888    0.1
TRANSPORTATION: MISCELLANEOUS              Other Securities                                   396,281    0.2
TRUCKERS                                   Other Securities                                 1,459,630    0.6
UTILITIES: ELECTRICAL                      Cleco Corp.                           14,667       400,849    0.2
                                           Other Securities                                 3,544,144    1.5
                                                                                         ------------   ----
                                                                                            3,944,993    1.7
UTILITIES: GAS DISTRIBUTORS                Nicor, Inc.(c)                        10,600       446,260    0.2
                                           Piedmont Natural Gas Co.              18,000       481,500    0.2
                                           Other Securities                                 1,856,979    0.8
                                                                                         ------------   ----
                                                                                            2,784,739    1.2
UTILITIES: TELECOMMUNICATIONS              Other Securities                                 2,096,170    0.9
UTILITIES: WATER                           Other Securities                                   708,530    0.3
                                                                                         ------------   ----
                                           TOTAL COMMON STOCKS                            224,138,747   97.6
                                                                                         ============   ====
                                           INVESTMENT COMPANIES

                                           BlackRock Kelso Capital Corp.(d)       3,100        26,412    0.0
                                           Other Securities                                   382,714    0.2
                                                                                         ------------   ----
                                           TOTAL INVESTMENT COMPANIES                         409,126    0.2
                                                                                         ============   ====
                                           RIGHTS

BANKS: SAVINGS, THRIFT &                   Other Securities                                        --    0.0
MORTGAGE LENDING

BUILDING MATERIALS                         Other Securities                                     1,577    0.0
                                                                                         ------------   ----
                                           TOTAL RIGHTS                                         1,577    0.0
                                                                                         ============   ====

See Notes to Financial Statements.

58                        MASTER SMALL CAP INDEX SERIES        DECEMBER 31, 2009

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                   WARRANTS (e)                                                           SHARES        VALUE     PERCENT
--------                   -------------------------------------------------------------------  ----------  ------------  -------
ALTERNATIVE ENERGY         GreenHunter Energy, Inc.(Expires 8/27/11) (b)(f)                            180            --      0.0%
COMMUNICATIONS TECHNOLOGY  Other Securities                                                                           --      0.0
                           TOTAL WARRANTS                                                                             --      0.0
                                                                                                            ------------    -----
                           TOTAL LONG-TERM INVESTMENTS (COST -- $190,334,906)                               $224,549,450     97.8
                                                                                                            ============    =====
                           SHORT-TERM SECURITIES
                           BlackRock Liquidity Funds, TempFund, Institutional
                              Class, 0.11% (d)(g)                                                9,452,117     9,452,117      4.1

                                                                                                BENEFICIAL
                                                                                                 INTEREST
                                                                                                   (000)
                                                                                                ----------
                           BlackRock Liquidity Series, LLC
                           Money Market Series, 0.29% (d)(g)(h)                                   $17,387   $ 17,386,620      7.6
                                                                                                            ------------    -----
                           TOTAL SHORT-TERM SEC URITIES (COST -- $26,83,737)                                  26,838,737     11.7
                                                                                                            ------------    -----
                           TOTAL INVESTMENTS (COST -- $217,173,643*)                                         251,388,187    109.5
                           LIABILITIES IN EXCESS OF OTHER ASSETS                                             (21,751,491)    (9.5)
                                                                                                            ------------    -----
                           NET ASSETS                                                                       $229,636,696    100.0%
                                                                                                            ============    =====

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost ..................................................   $229,753,769
                                                                    ------------
Gross unrealized appreciation ...................................   $ 48,267,727
Gross unrealized depreciation ...................................    (26,633,309)
                                                                    ------------
Net unrealized appreciation .....................................   $ 21,634,418
                                                                    ============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                              PURCHASE        SALE          REALIZED
AFFILIATE                                                       COST          COST            LOSS      INCOME
---------                                                    ----------    -----------     ---------   --------
Anthracite Capital,Inc.                                      $   16,102    $   239,668     $(221,996)       --
BlackRock Kelso Capital Corp.                                $   11,712    $    42,960     $ (13,276)  $    992
BlackRock Liquidity Funds, TempFund, Institutional Class     $9,452,117(1)          --            --   $ 26,184
BlackRock Liquidity Series, LLC, Cash Sweep Series                   --    $33,514,609(2)         --   $ 37,173
BlackRock Liquidity Series, LLC, Money Market Series                 --    $ 7,257,582(2)         --   $451,286

(1)  Represents net purchase cost.

(2)  Represents net sale cost.

(e) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f) Restricted security as to resale, representing 0.0% of net assets was as follows:

                           ACQUISITION
ISSUE                          DATE      COST   VALUE
-----                      -----------   ----   -----
GreenHunter Energy,Inc.      6/27/08      $--    $--

(g)  Represents the current yield as of report date.

(h)  Security was purchased with the cash collateral from securities loans.

See Notes to Financial Statements.


MASTER SMALL CAP INDEX SERIES           DECEMBER 31, 2009                     59

Summary Schedule of Investments (concluded)        MASTER SMALL CAP INDEX SERIES

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- Financial futures contracts purchased as of December 31, 2009 were as follows:

                                EXPIRATION    NOTIONAL     UNREALIZED
CONTRACTS         ISSUE            DATE         VALUE     APPRECIATION
---------   -----------------   ----------   ----------   ------------
    72      Russell 2000 MINI   March 2010   $4,403,447      $88,573

- Fair Value Measurements -- Various inputs are used in determining the fair value of investments, which are as follows:

     - Level 1 -- price quotations in active markets/exchanges for identical assets and liabilities

     - Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

     - Level 3 -- unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Series' investments:

                                                                  INVESTMENTS IN
VALUATION INPUTS                                                    SECURITIES
----------------                                                      ASSETS
                                                                  --------------
Level 1
   Long-Term Investments(1) ...................................    $224,549,450
   Short-Term Securities ......................................       9,452,117
                                                                   ------------
Total Level 1 .................................................     234,001,567
                                                                   ------------
Level 2 -- Short-Term Securities ..............................      17,386,620
Level 3 .......................................................              --
                                                                   ------------
TOTAL..........................................................    $251,388,187
                                                                   ============

(1)  See above Schedule of Investments for values in each industry.

                                                                  OTHER FINANCIAL
VALUATION INPUTS                                                   INSTRUMENTS(2)
----------------                                                       ASSETS
                                                                  ---------------
Level 1 .......................................................      $88,573
Level 2 .......................................................           --
Level 3 .......................................................           --
                                                                     -------
TOTAL .........................................................      $88,573
                                                                     =======

(2) Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.


60                        MASTER SMALL CAP INDEX SERIES        DECEMBER 31, 2009

Statement of Assets and Liabilities                MASTER SMALL CAP INDEX SERIES

DECEMBER 31, 2009

ASSETS

Investments at value -- unaffiliated (including securities loaned of $16,357,904) (cost -- $190,311,919) ....   $224,523,038
Investments at value -- affiliated (cost -- $26,861,724) ....................................................     26,865,149
Cash on deposit for financial futures contracts .............................................................        780,000
Dividends receivable ........................................................................................        271,553
Securities lending income receivable -- affiliated ..........................................................         27,404
Investment advisor receivable ...............................................................................         15,720
Investments sold receivable .................................................................................         12,300
Prepaid expenses ............................................................................................         54,144
                                                                                                                ------------
Total assets ................................................................................................    252,549,308
                                                                                                                ------------
LIABILITIES
Collateral on securities loaned, at value ...................................................................     17,386,620
Withdrawals payable to investors ............................................................................      5,379,905
Margin variation payable ....................................................................................        130,554
Other affiliates payable ....................................................................................          1,270
Directors' fees payable .....................................................................................            257
Other accrued expenses payable ..............................................................................         14,006
                                                                                                                ------------
Total liabilities ...........................................................................................     22,912,612
                                                                                                                ------------
NET ASSETS ..................................................................................................   $229,636,696
                                                                                                                ============
NET ASSETS CONSIST OF
Investors' capital ..........................................................................................   $195,333,579
Net unrealized appreciation/depreciation ....................................................................     34,303,117
                                                                                                                ------------
NET ASSETS ..................................................................................................   $229,636,696
                                                                                                                ============

See Notes to Financial Statements.


MASTER SMALL CAP INDEX SERIES           DECEMBER 31, 2009                     61

Statement of Operations                            MASTER SMALL CAP INDEX SERIES

YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Dividends .......................................................   $  3,969,783
Foreign taxes withheld ..........................................           (449)
Income -- affiliated ............................................         64,349
Securities lending -- affiliated ................................        451,286
                                                                    ------------
Total income ....................................................      4,484,969
                                                                    ------------
EXPENSES
Professional ....................................................         83,163
Accounting services .............................................         80,196
Custodian .......................................................         71,403
Investment advisory .............................................         33,405
Directors .......................................................         20,977
Printing ........................................................          1,416
Other ...........................................................         11,486
                                                                    ------------
Total expenses ..................................................        302,046
Less fees paid indirectly .......................................           (111)
Less fees waived by advisor .....................................        (60,386)
                                                                    ------------
Total expenses after fees waived and paid indirectly ............        241,549
                                                                    ------------
Net investment income ...........................................      4,243,420
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments -- unaffiliated ..................................    (66,098,465)
   Investments -- affiliated ....................................       (235,272)
   In-kind redemption ...........................................     32,836,315
   Financial futures contracts ..................................      2,630,142
                                                                    ------------
                                                                     (30,867,280)
                                                                    ------------
Net change in unrealized appreciation/depreciation on:
   Investments ..................................................    126,875,161
   Financial futures contracts ..................................     (2,286,369)
                                                                    ------------
                                                                     124,588,792
                                                                    ------------
Total realized and unrealized gain ..............................     93,721,512
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $ 97,964,932
                                                                    ============

See Notes to Financial Statements.


62                        MASTER SMALL CAP INDEX SERIES        DECEMBER 31, 2009

Statements of Changes in Net Assets                MASTER SMALL CAP INDEX SERIES

                                                                                             YEAR ENDED
                                                                                            DECEMBER 31,
                                                                                   -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2009            2008
----------------------------------                                                 -------------   -------------
OPERATIONS
Net investment income ..........................................................   $   4,243,420   $   7,541,773
Net realized loss ..............................................................     (30,867,280)    (28,428,998)
Net change in unrealized appreciation/depreciation .............................     124,588,792    (153,156,287)
                                                                                   -------------   -------------
Net increase (decrease) in net assets resulting from operations ................      97,964,932    (174,043,512)
                                                                                   -------------   -------------
CAPITAL TRANSACTIONS
Proceeds from contributions ....................................................     171,416,855     277,100,847
Fair value of withdrawals ......................................................    (384,465,211)   (388,731,499)
                                                                                   -------------   -------------
Net decrease in net assets derived from capital transactions ...................    (213,048,356)   (111,630,652)
                                                                                   -------------   -------------
NET ASSETS
Total decrease in net assets ...................................................    (115,083,424)   (285,674,164)
Beginning of year ..............................................................     344,720,120     630,394,284
                                                                                   -------------   -------------
End of year                                                                        $ 229,636,696   $ 344,720,120
                                                                                   =============   =============

Financial Highlights                               MASTER SMALL CAP INDEX SERIES

                                                                          YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                             2009        2008       2007       2006       2005
                                                           --------   ---------   --------   --------   --------
TOTAL INVESTMENT RETURN
Total investment return ................................      27.37%     (33.57)%    (1.46)%    18.13%      4.63%
                                                           --------     --------  --------   --------   --------
RATIOS TO AVERAGE NET ASSETS
Total expenses .........................................       0.09%        0.08%     0.06%      0.07%      0.08%
Total expenses after fees waived and paid indirectly ...       0.07%        0.07%     0.06%      0.07%      0.07%
Net investment income ..................................       1.27%        1.60%     1.69%      1.55%      1.17%
SUPPLEMENTAL DATA
Net assets, end of year (000) ..........................   $229,637     $344,720  $630,394   $561,373   $370,145
                                                           --------     --------  --------   --------   --------
Portfolio turnover .....................................         43%          42%       26%        40%        37%
                                                           ========     ========  ========   ========   ========

See Notes to Financial Statements.


MASTER SMALL CAP INDEX SERIES                DECEMBER 31, 2009                63

Notes to Financial Statements                      MASTER SMALL CAP INDEX SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Master Small Cap Index Series (the "Series"), a non-diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue nontransferable interests, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the
Series:

VALUATION: The Series' policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Series values its investment in BlackRock Liquidity Series, LLC Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series' investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, or is not available, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

SECURITIES LENDING: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. The Series typically receives income on the loaned securities but does not receive the income on the collateral. The Series may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the original value of the cash collateral received.

INCOME TAXES: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax


64                  MASTER SMALL CAP INDEX SERIES              DECEMBER 31, 2009

Notes to Financial Statements (continued)          MASTER SMALL CAP INDEX SERIES

provision is required. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' US federal tax returns remain open for each of the four years ended December 31, 2009. The statute of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING STANDARDS: In June 2009, amended guidance was issued by the Financial Accounting Standards Board ("FASB") for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Series' financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Series' financial statements and disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS:

The Series may engage in various portfolio investment strategies both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks, such as equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instruments or if the counterparty does not perform under the contract. To the extent amounts due to the Series from its counterparty are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 "Segregation and Collateralization" for information with respect to collateral practices. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

FINANCIAL FUTURES CONTRACTS: The Series may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

DERIVATIVE INSTRUMENTS CATEGORIZED BY RISK EXPOSURE:

VALUE OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2009

                                                   ASSET DERIVATIVES
                                             -----------------------------
                                                 STATEMENT OF
                                                  ASSETS AND
                                             LIABILITIES LOCATION    VALUE
                                             --------------------   -------
                                             Net unrealized
                                             appreciation/
Equity contracts* ........................   depreciation           $88,573

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009

NET REALIZED GAIN (LOSS) FROM

                                           FINANCIAL
                                       FUTURES CONTRACTS
                                       -----------------
Equity contracts ...................       $2,630,142

MASTER SMALL CAP INDEX SERIES                DECEMBER 31, 2009                65

Notes to Financial Statements (continued)          MASTER SMALL CAP INDEX SERIES

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON

                                           FINANCIAL
                                       FUTURES CONTRACTS
                                       -----------------
Equity contracts ...................      $(2,286,369)

For the year ended December 31,2009,the average derivative activity was as follows:

Futures:
   Average number of contracts .....        141
   Average value ...................   $206,787


3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), the Series' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets.

The Manager has entered into a contract with the Master LLC, on behalf of the Series, that provides that the advisory fee for the Series, when combined with the administration fees of a certain feeder fund, will not exceed a specified amount. No fees are currently being waived for the Series. This arrangement has a one-year term and is renewable.

The Manager has entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive its fees or reimburse expenses so that the total operating expenses incurred by the Series will not exceed 0.08% of the Series' average daily net assets. This arrangement has a one-year term and is renewable. For the year ended December 31, 2009, the Manager waived $55,314, which is included in fees waived by advisor in the Statement of Operations.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Series pays to the Manager indirectly through is investment in affiliated money market funds. For the year ended December 31, 2009, the Manager waived advisory fees in the amount of $5,072, which is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Manager.

For the year ended December 31, 2009, the Series reimbursed the Manager $6,369 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.The share of income earned by the Series on such investments is shown as securities lending --affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $110,435 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $133,781,657 and $313,588,744, respectively.

5. BORROWINGS:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Series' pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series' pro


66                 MASTER SMALL CAP INDEX SERIES               DECEMBER 31, 2009

Notes to Financial Statements (concluded)          MASTER SMALL CAP INDEX SERIES

rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Series did not borrow under the credit agreement during the year ended December 31, 2009.

6. CONCENTRATION, MARKET AND CREDIT RISK:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series' exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Series' Statement of Assets and Liabilities, less any collateral held by the Series.

The Series invests a significant portion of its assets in the financial services sector. Changes in economic conditions affecting the financial services sector would have a greater impact on the Series, and could affect the value, income and/or liquidity of positions in such securities.

7. SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Series through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.


MASTER SMALL CAP INDEX SERIES              DECEMBER 31, 2009                  67

Report of Independent Registered Public Accounting Firm
                                                   MASTER SMALL CAP INDEX SERIES

TO THE INVESTORS AND BOARD OF DIRECTORS OF
QUANTITATIVE MASTER SERIES LLC:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the "Master LLC") as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of Quantitative Master Series LLC as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2010


68                  MASTER SMALL CAP INDEX SERIES              DECEMBER 31, 2009

Officers and Directors                             MASTER SMALL CAP INDEX SERIES

                                                                                          NUMBER OF BLACKROCK-
                                        LENGTH                                             ADVISED REGISTERED
                                       OF TIME                                            INVESTMENT COMPANIES
    NAME, ADDRESS       POSITION(S)     SERVED                                           ("RICS") CONSISTING OF
     AND YEAR OF         HELD WITH       AS A        PRINCIPAL OCCUPATION(S) DURING      INVESTMENT PORTFOLIOS        PUBLIC
        BIRTH           MASTER LLC   DIRECTOR(2)             PAST FIVE YEARS            ("PORTFOLIOS") OVERSEEN    DIRECTORSHIPS
---------------------  ------------  -----------  ------------------------------------  -----------------------  ----------------
NON-INTERESTED DIRECTORS(1)
RONALD W. FORBES       Co-Chair of   Since        Professor Emeritus of Finance,        36 RICs consisting of    None
55 East 52nd Street    the Board     2007         School of Business, State             106 Portfolios
New York, NY 10055     and Director               University of New York at Albany
1940                                              since 2000.

RODNEY D. JOHNSON      Co-Chair of   Since        President, Fairmount Capital          36 RICs consisting of    None
55 East 52nd Street    the Board     2007         Advisors, Inc. since 1987;            106 Portfolios
New York, NY 10055     and Director               Director, Fox Chase Cancer Center
1941                                              since 2004; Member of the
                                                  Archdiocesan Investment Committee
                                                  of the Archdiocese of Philadelphia
                                                  since 2004; Director, The Committee
                                                  of Seventy (civic) since 2006.

DAVID O. BEIM          Director      Since        Professor of Finance and Economics    36 RICs consisting of    None
55 East 52nd Street                  2007         at the Columbia University Graduate   106 Portfolios
New York, NY 10055                                School of Business since 1991;
1940                                              Trustee, Phillips Exeter Academy
                                                  since 2002; Chairman, Wave Hill,
                                                  Inc. (public garden and cultural
                                                  center) from 1990 to 2006.

DR. MATINA HORNER      Director      Since        Executive Vice President of           36 RICs consisting of    NSTAR (electric
55 East 52nd Street                  2007         Teachers Insurance and Annuity        106 Portfolios           and gas utility)
New York, NY 10055                                Association and College Retirement
1939                                              Equities Fund from 1989 to 2003.

HERBERT I. LONDON      Director      Since        Professor Emeritus, New York          36 RICs consisting of    AIMS Worldwide,
55 East 52nd Street    and Member    2007         University since 2005; John M. Olin   106 Portfolios           Inc. (marketing)
New York, NY 10055     of the                     Professor of Humanities, New York
1939                   Audit                      University from 1993 to 2005 and
                       Committee                  Professor thereof from 1980 to
                                                  2005; President, Hudson Institute
                                                  (policy research organization)
                                                  since 1997 and Trustee thereof
                                                  since 1980; Chairman of the Board
                                                  of Trustees for Grantham University
                                                  since 2006; Director, InnoCentive,
                                                  Inc. (strategic solutions company)
                                                  since 2005; Director, Cerego, LLC
                                                  (software development and design)
                                                  since 2005.

CYNTHIA A. MONTGOMERY  Director      Since        Professor, Harvard Business School    36 RICs consisting of    Newell
55 East 52nd Street                  2007         since 1989; Director, Harvard         106 Portfolios           Rubbermaid,
New York, NY 10055                                Business School Publishing since                               Inc.
1952                                              2005; Director, McLean Hospital                                (manufacturing)
                                                  since 2005.

JOSEPH P. PLATT, JR.   Director      Since        Director, The West Penn Allegheny     36 RICs consisting of    Greenlight
55 East 52nd Street                  2007         Health System (a not-for-profit       106 Portfolios           Capital Re,
New York, NY 10055                                health system) since 2008;                                     Ltd.
1947                                              Director, Jones and Brown (Canadian                            (reinsurance
                                                  insurance broker) since 1998;                                  company)
                                                  General Partner, Thorn Partners, LP
                                                  (private investment) since 1998;
                                                  Partner, Amarna Corporation, LLC
                                                  (private investment company) from
                                                  2002 to 2008.

ROBERT C. ROBB, JR.    Director      Since        Partner, Lewis, Eckert, Robb and      36 RICs consisting of    None
55 East 52nd Street                  2007         Company (management and financial     106 Portfolios
New York, NY 10055                                consulting firm) since 1981.
1945

TOBY ROSENBLATT        Director      Since        President, Founders Investments       36 RICs consisting of    A.P. Pharma,
55 East 52nd Street                  2007         Ltd. (private investments) since      106 Portfolios           Inc. (specialty
New York, NY 10055                                1999; Director, College Access                                 pharmaceuticals)
1938                                              Foundation of California (philan-
                                                  thropic foundation) since 2009;
                                                  Director, Forward Management, LLC
                                                  since 2007; Director, The James
                                                  Irvine Foundation (philanthropic
                                                  foundation) from 1998 to 2008.


MASTER SMALL CAP INDEX SERIES          DECEMBER 31, 2009                     69

Officers and Directors (contined)                  MASTER SMALL CAP INDEX SERIES

                                                                                          NUMBER OF BLACKROCK-
                                        LENGTH                                             ADVISED REGISTERED
                                       OF TIME                                            INVESTMENT COMPANIES
    NAME, ADDRESS       POSITION(S)     SERVED                                           ("RICS") CONSISTING OF
     AND YEAR  OF        HELD WITH       AS A        PRINCIPAL OCCUPATION(S) DURING      INVESTMENT PORTFOLIOS        PUBLIC
        BIRTH           MASTER LLC   DIRECTOR(2)             PAST FIVE YEARS            ("PORTFOLIOS") OVERSEEN    DIRECTORSHIPS
---------------------  ------------  -----------  ------------------------------------  -----------------------  ----------------
NON-INTERESTED DIRECTORS(1) (CONCLUDED)

KENNETH L. URISH       Chair of      Since        Managing Partner, Urish Popeck &      36 RICs consisting of   None
55 East 52nd Street    the Audit     2007         Co., LLC (certified public            106 Portfolios
New York, NY 10055     Committee                  accountants and consultants) since
1951                   and Director               1976; Member of External Advisory
                                                  Board, The Pennsylvania State
                                                  University Accounting Department
                                                  since 2001; Trustee, The Holy
                                                  Family Foundation since 2001;
                                                  Committee Member, Professional
                                                  Ethics Committee of the
                                                  Pennsylvania Institute of Certified
                                                  Public Accountants from 2007 to
                                                  2010; President and Trustee,
                                                  Pittsburgh Catholic Publishing
                                                  Associates from 2003 to 2008;
                                                  Director, Inter-Tel from 2006 to
                                                  2007.

FREDERICK W. WINTER    Director      Since        Professor and Dean Emeritus of the    36 RICs consisting of   None
55 East 52nd Street    and Member    2007         Joseph M. Katz School of Business,    106 Portfolios
New York, NY 10055     of the                     University of Pittsburgh since 2005
1945                   Audit                      and Dean thereof from 1997 to 2005;
                       Committee                  Director, Alkon Corporation
                                                  (pneumatics) since 1992; Director,
                                                  Tippman Sports (recreation) since
                                                  2005; Director, Indotronix
                                                  International (IT services) from
                                                  2004 to 2008.

(1) Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

(2) Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Master LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth
     L. Urish, 1999 and Frederick W. Winter, 1999.

INTERESTED DIRECTORS(3)
RICHARD S. DAVIS       Director      Since        Managing Director, BlackRock, Inc.    173 RICs consisting     None
55 East 52nd Street                  2007         since 2005; Chief Executive           of 304 Portfolios
New York, NY 10055                                Officer, State Street Research &
1945                                              Management Company from 2000 to
                                                  2005; Chairman of the Board of
                                                  Directors, State Street Research
                                                  Mutual Funds from 2000 to 2005;
                                                  Chairman, SSR Realty from 2000 to
                                                  2004.

HENRY GABBAY           Director      Since        Consultant, BlackRock, Inc. from      173 RICs consisting     None
55 East 52nd Street                  2007         2007 to 2008; Managing Director,      of 304 Portfolios
New York, NY 10055                                BlackRock, Inc. from 1989 to 2007;
1947                                              Chief Administrative Officer,
                                                  BlackRock Advisors, LLC from 1998
                                                  to 2007; President of BlackRock
                                                  Funds and BlackRock Bond Allocation
                                                  Target Shares from 2005 to 2007 and
                                                  Treasurer of certain closed-end
                                                  funds in the BlackRock fund complex
                                                  from 1989 to 2006.

(3) Mr. Davis is an "interested person" as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.


70                       MASTER SMALL CAP INDEX SERIES         DECEMBER 31, 2009

Officers and Directors (concluded)                 MASTER SMALL CAP INDEX SERIES

                        POSITION(S)      LENGTH
   NAME, ADDRESS         HELD WITH       OF TIME
 AND YEAR OF BIRTH      MASTER LLC       SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------  ----------------  ----------  ----------------------------------------------------------------------
MASTER LLC OFFICERS(1)
ANNE F. ACKERLEY     President and     Since 2009  Managing Director of BlackRock, Inc. since 2000; Vice President of the
55 East 52nd Street  Chief Executive               BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of
New York, NY 10055   Officer                       BlackRock's Global Client Group (GCG) since 2009; Chief Operating
1962                                               Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of
                                                   BlackRock's Mutual Fund Group from 2000 to 2006.

JEFFREY HOLLAND,     Vice President    Since 2009  Managing Director of BlackRock, Inc. since 2010; Director of
CFA                                                BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of
55 East 52nd Street                                BlackRock's U.S. Retail Group since 2009; Co-head of Product
New York, NY 10055                                 Development and Management for BlackRock's U.S. Retail Group from 2007
1971                                               to 2009; Product Manager of Raymond James & Associates from 2003 to
                                                   2006.

BRENDAN KYNE         Vice President    Since 2009  Managing Director of BlackRock, Inc. since 2010; Director of
55 East 52nd Street                                BlackRock, Inc. from 2008 to 2009; Head of Product Development and
New York, NY 10055                                 Management for BlackRock's U.S. Retail Group since 2009, Co-head
1977                                               thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

BRIAN SCHMIDT        Vice President    Since 2009  Managing Director of BlackRock, Inc. since 2004; Various positions
55 East 52nd Street                                with U.S. Trust Company from 1991 to 2003 including Director from 2001
New York, NY 10055                                 to 2003 and Senior Vice President from 1998 to 2003; Vice President,
1958                                               Chief Financial Officer and Treasurer of Excelsior Funds, Inc.,
                                                   Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

NEAL J. ANDREWS      Chief Financial   Since 2007  Managing Director of BlackRock, Inc. since 2006; Senior Vice President
55 East 52nd Street  Officer                       and Line of Business Head of Fund Accounting and Administration at PNC
New York, NY 10055                                 Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
1966

JAY M. FIFE          Treasurer         Since 2007  Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
55 East 52nd Street                                Assistant Treasurer of the Merrill Lynch Investment Managers, L.P.
New York, NY 10055                                 ("MLIM") and Fund Asset Management, L.P. advised funds from 2005 to
1970                                               2006; Director of MLIM Fund Services Group from 2001 to 2006.

BRIAN P. KINDELAN    Chief Compliance  Since 2007  Chief Compliance Officer of the BlackRock-advised funds since 2007;
55 East 52nd Street  Officer                       Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
New York, NY 10055
1959

HOWARD B. SURLOFF    Secretary         Since 2007  Managing Director and General Counsel of U.S. Funds at BlackRock, Inc.
55 East 52nd Street                                since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management,
New York, NY 10055                                 L.P. from 1993 to 2006.
1965

(1)  Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

INVESTMENT ADVISOR
BlackRock Advisors, LLC
Wilmington, DE 19809

SUB-ADVISOR
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

CUSTODIAN
State Street Bank and Trust Company
North Quincy,
MA 02171

ACCOUNTING AGENT
State Street Bank and Trust Company
Princeton, NJ 08540

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Princeton, NJ 08540

LEGAL COUNSEL
Sidley Austin LLP
New York, NY 10019


MASTER SMALL CAP INDEX SERIES              DECEMBER 31, 2009                  71

Summary Schedule of Investments                MASTER INTERNATIONAL INDEX SERIES
December 31, 2009                    (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

COUNTRY                  COMMON STOCKS                                        SHARES       VALUE     PERCENT
-------                  -------------------------------------------------  ---------  ------------  -------
AUSTRALIA                Australia & New Zealand Banking Group Ltd.           175,062  $  3,567,483     0.5%
                         BHP Billiton Ltd.                                    235,856     9,025,412     1.2
                         Commonwealth Bank of Australia Ltd.                  108,214     5,283,200     0.7
                         National Australia Bank Ltd.                         146,693     3,579,900     0.5
                         Westpac Banking Corp.                                205,646     4,645,276     0.6
                         Other Securities                                                33,587,838     4.5
                                                                                       ------------  ------
                                                                                         59,689,109     8.0
AUSTRIA                  Other Securities                                                 2,469,114     0.3
BELGIUM                  Other Securities                                                 7,170,804     1.0
BERMUDA                  Other Securities                                                   695,365     0.1
CAYMAN ISLANDS           Other Securities                                                   352,666     0.1
DENMARK                  Other Securities                                                 6,569,630     0.9
FINLAND                  Nokia Oyj                                            260,135     3,363,540     0.4
                         Other Securities                                                 4,931,862     0.7
                                                                                       ------------  ------
                                                                                          8,295,402     1.1
FRANCE                   BNP Paribas SA                                        66,723     5,292,332     0.7
                         France Telecom SA                                    127,575     3,187,876     0.4
                         GDF Suez                                              87,797     3,803,453     0.5
                         Sanofi-Aventis                                        73,274     5,762,470     0.8
                         Societe Generale SA                                   43,036     2,990,138     0.4
                         Total SA                                             148,344     9,528,118     1.3
                         Other Securities                                                45,852,337     6.1
                                                                                       ------------  ------
                                                                                         76,416,724    10.2
GERMANY                  Allianz AG, Registered Shares                         32,101     3,979,237     0.5
                         BASF SE                                               65,061     4,026,667     0.5
                         Bayer AG                                              57,376     4,591,427     0.6
                         DaimlerChrysler AG                                    62,353     3,321,145     0.5
                         E.ON AG                                              133,923     5,621,288     0.8
                         Siemens AG                                            57,947     5,317,843     0.7
                         Other Securities                                                29,842,346     4.0
                                                                                       ------------  ------
                                                                                         56,699,953     7.6
GREECE                   Other Securities                                                 3,857,171     0.5
HONG KONG                Other Securities                                                16,607,378     2.2
IRELAND                  Other Securities                                                 2,055,882     0.3
ITALY                    Eni SpA                                              182,935     4,658,582     0.6
                         UniCredit SpA                                        977,959     3,270,057     0.4
                         Other Securities                                                16,350,598     2.2
                                                                                       ------------  ------
                                                                                         24,279,237     3.2

PORTFOLIO ABBREVIATIONS

To simplify the listings of portfolio holdings   AUD  Australian Dollar     JPY   Japanese Yen
in the Summary Schedule of Investments,          EUR  Euro                  SEK   Swedish Krona
the names and descriptions of many of the        GBP  British Pound         USD   US Dollar
securities have been abbreviated according
to the following list:

See Notes to Financial Statements.


72                      MASTER INTERNATIONAL INDEX SERIES      DECEMBER 31, 2009

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                  COMMON STOCKS                                        SHARES       VALUE     PERCENT
-------                  -------------------------------------------------  ---------  ------------  -------
JAPAN                    Canon, Inc.                                           75,500  $  3,211,655     0.4%
                         Honda Motor Co., Ltd.                                116,800     3,962,872     0.5
                         Mitsubishi UFJ Financial Group, Inc.                 891,774     4,392,688     0.6
                         Toyota Motor Corp.                                   207,800     8,761,048     1.2
                         Other Securities                                               127,639,885    17.1
                                                                                       ------------   -----
                                                                                        147,968,148    19.8
KAZAKHSTAN               Other Securities                                                   257,020     0.0
LUXEMBOURG               Other Securities                                                 3,998,531     0.5
NETHERLANDS              Unilever NV                                          115,438     3,757,134     0.5
                         Other Securities                                                15,736,687     2.1
                                                                                       ------------   -----
                                                                                         19,493,821     2.6
NEW ZEALAND              Other Securities                                                   808,698     0.1
NORWAY                   Other Securities                                                 5,390,433     0.7
PORTUGAL                 Other Securities                                                 2,310,358     0.3
SINGAPORE                Other Securities                                                11,172,972     1.5
SPAIN                    Banco Bilbao Vizcaya Argentaria SA                   246,340     4,489,549     0.6
                         Banco Santander SA                                   573,683     9,479,911     1.3
                         Telefonica SA                                        295,654     8,275,065     1.1
                         Other Securities                                                10,904,494     1.4
                                                                                       ------------   -----
                                                                                         33,149,019     4.4
SWEDEN                   Other Securities                                                17,420,607     2.3
SWITZERLAND              ABB Ltd.                                             160,090     3,084,827     0.4
                         Credit Suisse Group AG                                82,164     4,070,517     0.5
                         Nestle SA, Registered Shares                         256,418    12,444,897     1.7
                         Novartis AG, Registered Shares                       154,654     8,445,538     1.1
                         Roche Holding AG                                      52,024     8,896,774     1.2
                         UBS AG                                               264,485     4,118,620     0.6
                         Other Securities                                                16,784,756     2.2
                                                                                       ------------   -----
                                                                                         57,845,929     7.7
UNITED KINGDOM           Anglo American Plc (a)                                92,120     3,989,485     0.5
                         AstraZeneca Plc                                      101,396     4,765,323     0.6
                         BG Group Plc                                         235,247     4,247,679     0.6
                         BHP Billiton Plc                                     154,491     4,925,163     0.7
                         BP Plc                                             1,311,741    12,666,379     1.7
                         Barclays Plc                                         798,732     3,519,574     0.5
                         British American Tobacco Plc                         139,745     4,536,580     0.6
                         Diageo Plc                                           174,907     3,051,444     0.4
                         GlaxoSmithKline Plc                                  362,949     7,696,642     1.0
                         HSBC Holdings Plc                                  1,213,396    13,842,812     1.9
                         Rio Tinto Plc, Registered Shares                      95,402     5,151,391     0.7
                         Royal Dutch Shell Plc                                248,191     7,510,303     1.0
                         Royal Dutch Shell Plc, Class B                       188,629     5,493,474     0.7
                         Standard Chartered Plc                               140,697     3,552,016     0.5
                         Tesco Plc                                            555,601     3,832,965     0.5
                         Vodafone Group Plc                                 3,680,257     8,522,398     1.1
                         Other Securities                                                56,091,237     7.5
                                                                                       ------------   -----
                                                                                        153,394,865    20.5
                                                                                       ------------   -----
                         TOTAL COMMON STOCKS                                            718,368,836    95.9
                                                                                       ------------   -----
                         PREFERRED SECURITIES
                         PREFERRED STOCKS

GERMANY                  Other Securities                                                 1,729,654     0.2
                                                                                       ------------   -----
                         TOTAL PREFERRED SECURITIES                                       1,729,654     0.2

See Notes to Financial Statements.


MASTER INTERNATIONAL INDEX SERIES               DECEMBER 31, 2009             73

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES
                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                  RIGHTS                                               SHARES       VALUE     PERCENT
-------                  -------------------------------------------------  ---------  ------------  -------
AUSTRALIA                Other Securities                                              $      7,718     0.0%
BELGIUM                  Other Securities                                                         3     0.0
JAPAN                    Other Securities                                                        --     0.0
                                                                                       ------------   -----
                         TOTAL RIGHTS                                                         7,721     0.0
                                                                                       ------------   -----
                         WARRANTS (b)

FRANCE                   Other Securities                                                     1,617     0.0
ITALY                    Other Securities                                                     3,743     0.0
                         TOTAL WARRANTS                                                       5,360     0.0
                                                                                       ------------   -----
                         TOTAL LONG-TERM SECURITIES (COST -- $716,040,453)              720,111,571    96.1
                                                                                       ------------   -----
                         SHORT-TERM SECURITIES
                         BlackRock Liquidity Funds, TempCash,
                            Institutional Class, 0.17% (c)(d)               6,620,218     6,620,218     0.9
                         TOTAL SHORT-TERM SECURITIES (COST -- $6,620,218)                 6,620,218     0.9
                         TOTAL INVESTMENTS (COST -- $722,660,671*)                      726,731,789    97.0
                         OTHER ASSETS LESS LIABILITIES                                   22,548,127     3.0
                                                                                       ------------   -----
                         NET ASSETS                                                    $749,279,916   100.0%
                                                                                       ============   =====

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost ................................................   $ 755,115,777
                                                                  -------------
Gross unrealized appreciation .................................   $  84,372,030
Gross unrealized depreciation .................................    (112,756,018)
                                                                  -------------
Net unrealized depreciation ...................................   $ (28,383,988)
                                                                  =============

(a)  Non-income producing security.

(b) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                               NET
AFFILIATE                                                    ACTIVITY      INCOME
---------                                                  ------------   -------
BlackRock Liquidity Funds, TempCash, Institutional Class   $  6,620,218   $18,139
BlackRock Liquidity Series, LLC Cash Sweep Series          $(11,259,665)  $ 3,568

(d)  Represents the current yield as of report date.

See Notes to Financial Statements.


74                      MASTER INTERNATIONAL INDEX SERIES      DECEMBER 31, 2009

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES

- Financial futures contracts purchased as of December 31, 2009 were as follows:

                                                                           UNREALIZED
                                                EXPIRATION    NOTIONAL    APPRECIATION
CONTRACTS           ISSUE            EXCHANGE      DATE         VALUE    (DEPRECIATION)
---------  -----------------------  ---------  ------------  ----------  --------------
     2     Hang Seng Index Futures  Hong Kong  January 2010  $  277,554      $ 5,225
    97     OMXS30 Index Futures     Stockholm  January 2010  $1,301,611       (10,248)
   146     DJ Euro Stoxx 50           Eurex    March 2010    $6,046,911       173,425
    79     FTSE 100 Index Futures     LIFFE    March 2010    $6,742,774       98,525
    25     SPI 200 Index Futures      Sydney   March 2010    $2,624,954       114,137
    75     TOPIX Index Futures        Tokyo    March 2010    $7,158,072       125,710
                                                                             --------
TOTAL                                                                        $506,774
                                                                             ========

- Foreign currency exchange contracts as of December 31, 2009 were as follows:

                                                                               UNREALIZED
    CURRENCY         CURRENCY                                    SETTLEMENT   APPRECIATION
   PURCHASED           SOLD                COUNTERPARTY             DATE     (DEPRECIATION)
---------------  ---------------  -----------------------------  ----------  --------------
EUR     401,000  USD     574,112             UBS AG                1/04/10     $      741
GBP     246,000  USD     397,612             UBS AG                1/04/10           (274)
JPY  40,968,000  USD     440,185             UBS AG                1/04/10           (308)
AUD     315,000  USD     287,457  Brown Brothers Harriman & Co.    1/15/10         (4,942)
EUR   8,980,000  USD  13,243,561   Goldman Sachs International     1/15/10       (370,429)
EUR   2,830,000  USD   4,238,803             UBS AG                1/15/10       (181,903)
GBP   5,700,000  USD   9,352,215   Goldman Sachs International     1/15/10       (146,362)
GBP     100,000  USD     162,387             UBS AG                1/15/10           (881)
JPY 513,770,000  USD   5,700,111   Goldman Sachs International     1/15/10       (183,271)
JPY 195,255,000  USD   2,168,918             UBS AG                1/15/10        (72,278)
SEK   6,150,000  USD     865,368  Brown Brothers Harriman & Co.    1/15/10         (5,709)
USD     276,649  AUD     315,000             UBS AG                1/15/10         (5,866)
USD   3,718,021  EUR   2,552,000   Goldman Sachs International     1/15/10         59,643
USD  10,939,441  EUR   7,340,000             UBS AG                1/15/10        417,304
USD   1,709,400  GBP   1,050,000   Goldman Sachs International     1/15/10         13,585
USD   3,689,929  GBP   2,265,000             UBS AG                1/15/10         31,814
USD     564,052  JPY  50,020,000   Goldman Sachs International     1/15/10         26,940
USD   4,725,345  JPY 414,175,000             UBS AG                1/15/10        277,952
USD     149,693  SEK   1,095,000  Brown Brothers Harriman & Co.    1/15/10         (3,369)
                                                                                ---------
TOTAL                                                                           $(147,613)
                                                                                =========

See Notes to Financial Statements.


MASTER INTERNATIONAL INDEX SERIES             DECEMBER 31, 2009               75

Summary Schedule of Investments (concluded)    MASTER INTERNATIONAL INDEX SERIES

- Fair Value Measurements -- Various inputs are used in determining the fair value of investments, which are as follows:

     - Level 1 -- price quotations in active markets/exchanges for identical assets and liabilities

     - Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

     - Level 3 -- unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Series' investments:

                                                                  INVESTMENTS IN
VALUATION INPUTS                                                    SECURITIES
----------------                                                       ASSETS
                                                                  --------------
Level 1
   Long-Term Investments:
      Belgium ..................................................   $        175
      Cayman Islands ...........................................        149,097
      France ...................................................          1,617
      Italy ....................................................          3,743
      Japan ....................................................         90,791
      Norway ...................................................        158,756
      Singapore ................................................        148,258
      Spain ....................................................          4,771
      Switzerland ..............................................        486,802
   Short-Term Securities .......................................      6,620,218
                                                                   ------------
Total Level 1 ..................................................      7,664,228
                                                                   ------------
Level 2
   Long-Term Investments:
      Australia ................................................     59,696,816
      Austria ..................................................      2,469,114
      Belgium ..................................................      7,170,629
      Bermuda ..................................................        695,365
      Cayman Islands ...........................................        203,569
      Denmark ..................................................      6,569,630
      Finland ..................................................      8,295,402
      France ...................................................     76,416,724
      Germany ..................................................     58,429,607
      Greece ...................................................      3,857,171
      Hong Kong ................................................     16,607,378
      Ireland ..................................................      2,055,881
      Italy ....................................................     24,279,237
      Japan ....................................................    147,877,357
      Kazakhstan ...............................................        257,020
      Luxembourg ...............................................      3,998,531
      Netherlands ..............................................     19,493,821
      New Zealand ..............................................        808,698

                                                                  INVESTMENTS IN
VALUATION INPUTS (CONCLUDED)                                         SECURITIES
----------------------------                                          ASSETS
                                                                  --------------
      Norway ...................................................   $  5,231,677
      Portugal .................................................      2,310,358
      Singapore ................................................     11,024,714
      Spain ....................................................     33,144,248
      Sweden ...................................................     17,420,607
      Switzerland ..............................................     57,359,127
      United Kingdom ...........................................    153,394,865
                                                                   ------------
Total Level 2 ..................................................    719,067,546
                                                                   ------------
Level 3
   Long-Term Investments:
      Australia ................................................             11
      Belgium ..................................................              3
      Ireland ..................................................              1
                                                                   ------------
Total Level 3 ..................................................             15
                                                                   ------------
TOTAL ..........................................................   $726,731,789
                                                                   ============

VALUATION INPUTS                                 OTHER FINANCIAL INSTRUMENTS (1)
----------------                                 -------------------------------
                                                       ASSETS     LIABILITIES
                                                     ----------   -----------
Level 1 ......................................       $  517,022    $ (10,248)
Level 2 ......................................          827,979     (975,592)
Level 3 ......................................               --           --
                                                     ----------    ---------
TOTAL ........................................       $1,345,001    $(985,840)
                                                     ==========    =========

(1) Other financial instruments are financial futures contracts and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Leve l 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                  INVESTMENTS IN
                                                                     SECURITIES
                                                                  --------------
Balance, as of December 31, 2008 ..............................      $ 26,500
Accrued discounts/premiums ....................................            --
Realized gain (loss) ..........................................            --
Change in unrealized appreciation/depreciation (2) ............        (1,493)
Net purchases (sales) .........................................            12
Net transfers in/out of level 3 ...............................       (25,004)
                                                                     --------
BALANCE, AS OF DECEMBER 31, 2009 ..............................      $     15
                                                                     ========

(2) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $12.

See Notes to Financial Statements.


76                      MASTER INTERNATIONAL INDEX SERIES      DECEMBER 31, 2009

Statement of Assets and Liabilities            MASTER INTERNATIONAL INDEX SERIES

DECEMBER 31, 2009

ASSETS
Investments at value -- unaffiliated (cost -- $716,040,453) ...........   $720,111,571
Investments at value -- affiliated (cost -- $6,620,218) ...............      6,620,218
Unrealized appreciation on foreign currency exchange contracts ........        827,979
Cash ..................................................................        309,308
Foreign currency at value (cost -- $14,506,460) .......................     14,449,072
Cash pledgedfor financial futures contracts ...........................      4,451,000
Dividends receivable ..................................................      3,614,124
Contributions receivable from investors ...............................        100,427
Investments sold receivable ...........................................         14,346
Prepaid expenses ......................................................         62,805
                                                                          ------------
Total assets ..........................................................    750,560,850
                                                                          ------------
LIABILITIES
Unrealized depreciation on foreign currency exchange contracts ........        975,592
Margin variation payable ..............................................        138,091
Investments purchased payable .........................................         17,274
Investment advisory fees payable ......................................          5,922
Other affiliates payable ..............................................          4,302
Directors' fees payable ...............................................            449
Other accrued expenses payable ........................................        137,193
Other liabilities .....................................................          2,111
                                                                          ------------
Total liabilities .....................................................      1,280,934
                                                                          ------------
NET ASSETS ............................................................   $749,279,916
                                                                          ============
NET ASSETS CONSIST OF
Investors' capital ....................................................   $744,745,518
Net unrealized appreciation/depreciation ..............................      4,534,398
                                                                          ------------
NET ASSETS ............................................................   $749,279,916
                                                                          ============

See Notes to Financial Statements.


MASTER INTERNATIONAL INDEX SERIES           DECEMBER 31, 2009                 77

Statement of Operations                        MASTER INTERNATIONAL INDEX SERIES

YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Dividends ...........................................................   $  25,323,037
Foreign taxes withheld ..............................................      (2,351,811)
Income -- affiliated ................................................          21,707
                                                                        -------------
Total income ........................................................      22,992,933
                                                                        -------------
EXPENSES
Custodian ...........................................................         216,809
Accounting services .................................................         159,506
Pricing .............................................................         117,648
Professional ........................................................          79,487
Investment advisory .................................................          74,764
Directors ...........................................................          26,110
Printing ............................................................           2,419
Miscellaneous .......................................................          29,749
                                                                        -------------
Total expenses ......................................................         706,492
Less fees waived by advisor .........................................         (18,879)
                                                                        -------------
Total expenses after fees waived ....................................         687,613
                                                                        -------------
Net investment income ...............................................      22,305,320
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments ......................................................     (68,061,699)
   In-kind redemptions ..............................................      63,030,935
   Financial futures contracts ......................................       3,356,669
   Foreign currency transactions ....................................       2,194,635
                                                                        -------------
                                                                              520,540
                                                                        -------------
Net change in unrealized appreciation/depreciation on:
   Investments ......................................................     184,556,567
   Financial futures contracts ......................................         102,377
   Foreign currency transactions ....................................        (530,150)
                                                                        -------------
                                                                          184,128,794
                                                                        -------------
Total realized and unrealized gain ..................................     184,649,334
                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $ 206,954,654
                                                                        =============

See Notes to Financial Statements.


78                      MASTER INTERNATIONAL INDEX SERIES      DECEMBER 31, 2009

Statements of Changes in Net Assets            MASTER INTERNATIONAL INDEX SERIES

                                                                                            YEAR ENDED
                                                                                            DECEMBER 31,
                                                                                   ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                     2009             2008
----------------------------------                                                 -------------   --------------
OPERATIONS
Net investment income ..........................................................   $  22,305,320   $   33,039,462
Net realized gain (loss) .......................................................         520,540      (52,309,895)
Net change in unrealized appreciation/depreciation .............................     184,128,794     (468,096,168)
                                                                                   -------------   --------------
Net increase (decrease) in net assets resulting from operations ................     206,954,654     (487,366,601)
                                                                                   -------------   --------------
CAPITAL TRANSACTIONS
Proceeds from contributions ....................................................     359,210,927      589,551,495
Value of withdrawals ...........................................................    (523,005,063)    (539,237,057)
                                                                                   -------------   --------------
Net increase (decrease) in net assets derived from capital transactions ........    (163,794,136)      50,314,438
                                                                                   -------------   --------------
NET ASSETS
Total increase (decrease) in net assets ........................................      43,160,518     (437,052,163)
Beginning of year ..............................................................     706,119,398    1,143,171,561
                                                                                   -------------   --------------
End of year ....................................................................   $ 749,279,916   $  706,119,398
                                                                                   =============   ==============

Financial Highlights                           MASTER INTERNATIONAL INDEX SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------
                                                   2009       2008         2007        2006       2005
                                                 --------   --------    ----------   --------   --------
TOTAL INVESTMENT RETURN
Total investment return ......................      28.99%    (41.94)%       10.80%     26.61%     13.64%
                                                 --------   --------    ----------   --------   --------
RATIOS TO AVERAGE NET ASSETS
Total expenses ...............................       0.09%      0.11%         0.10%      0.11%      0.10%
                                                 --------   --------    ----------   --------   --------
Total expenses after fees waived .............       0.09%      0.10%         0.09%      0.10%      0.10%
                                                 --------   --------    ----------   --------   --------
Net investment income ........................       2.98%      3.54%         2.86%      2.70%      2.53%
                                                 --------   --------    ----------   --------   --------
SUPPLEMENTAL DATA
Net assets, end of year (000) ................   $749,280   $706,119    $1,143,172   $829,986   $523,155
                                                 --------   --------    ----------   --------   --------
Portfolio turnover ...........................         30%        30%           30%        23%        11%
                                                 --------   --------    ----------   --------   --------

See Notes to Financial Statements.


MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009              79

Notes to Financial Statements                  MASTER INTERNATIONAL INDEX SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Master International Index Series (the "Series"), a non-diversified open-end management investment company, is a series of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue non-transferable interests, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the
Series:

VALUATION: The Series' policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange ("NYSE"). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such instruments and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Series reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

PREFERRED STOCK: The Series may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and financial futures contracts) the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid


80              MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009

Notes to Financial Statements (continued)      MASTER INTERNATIONAL INDEX SERIES

securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

INCOME TAXES: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' US federal tax returns remain open for each of the four years ended December 31, 2009. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING STANDARDS: In June 2009, amended guidance was issued by the Financial Accounting Standards Board ("FASB") for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Series' financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Series' financial statements and disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS

The Series may engage in various portfolio investment strategies both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity and foreign currency exchange rate risks. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Series may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreement between the Series and its counterparties. The ISDA Master Agreement allows the Series to offset with its counterparty certain derivative financial instrument's payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty nonperformance. See Note 1 "Segregation and Collateralization" for additional information with respect to collateral practices.

The Series' maximum risk of loss from counterparty credit risk on over-the-counter ("OTC") derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Series. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series' net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is minimal


MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009              81

Notes to Financial Statements (continued)      MASTER INTERNATIONAL INDEX SERIES

because of the protection against defaults provided by the exchange on which they trade.

FINANCIAL FUTURES CONTRACTS: The Series may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

FOREIGN CURRENCY EXCHANGE CONTRACTS: The Series may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currency backing some of the investments held by the Series. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

DERIVATIVE INSTRUMENTS CATEGORIZED BY RISK EXPOSURE:

             VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2009

                                ASSET DERIVATIVES          LIABILITY DERIVATIVES
                            --------------------------   -------------------------
                             STATEMENT OF                 STATEMENT OF
                              ASSETS AND                   ASSETS AND
                              LIABILITIES                 LIABILITIES
                               LOCATION         VALUE      LOCATION         VALUE
                            --------------    --------   ------------     --------
Foreign currency            Unrealized                   Unrealized
   exchange contracts ...   appreciation                 depreciation
                            on foreign                   on foreign
                            currency                     currency
                            exchange                     exchange
                            contracts         $827,979   contracts        $975,592

Equity contracts* .......   Net unrealized               Net unrealized
                            appreciation/                appreciation/
                            depreciation      $517,022   depreciation     $ 10,248

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Summary Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

       THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31,2009

                                          NET REALIZED
                                        GAIN (LOSS) FROM
                                    -----------------------
                                                   FOREIGN
                                     FINANCIAL    CURRENCY
                                      FUTURES     EXCHANGE
                                     CONTRACTS    CONTRACTS
                                    ----------   ----------
Foreign currency transactions ...           --   $3,045,619
Equity contracts ................   $3,356,669           --

                                      NET CHANGE IN UNREALIZED
                                    APPRECIATION/DEPRECIATION ON
                                    ----------------------------
                                                     FOREIGN
                                        FINANCIAL    CURRENCY
                                         FUTURES     EXCHANGE
                                        CONTRACTS   CONTRACTS
                                        ---------   ---------
Foreign currency transactions ...              --   $(444,129)
Equity contracts ................        $102,377          --

For the year ended December 31,2009,the average derivative activity was as follows:

Futures:

Average number of contracts ........           537
Average value ......................   $   447,752
Foreign currency exchange contracts:
Average number of contracts ........            81
Average US dollar amount ...........   $43,305,771

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), the Master LLC's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets.

The Manager has entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series (excluding interest expense, acquired fund fees and certain other Series' expenses) will not exceed 0.12% of the average daily value of the Series' net assets. This arrangement has a one-year term and is renewable. For the year ended December 31, 2009,


82              MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009

Notes to Financial Statements (concluded)      MASTER INTERNATIONAL INDEX SERIES

the Series waived $14,094, which is included in fees waived by advisor in the Statement of Operations.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. For the year ended December 31, 2009, the Series waived $4,785, which is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, with respect to the Series under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Manager.

For the year ended December 31, 2009, the Series reimbursed the Manager $15,780 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009, were $210,297,699 and $355,604,095, respectively.

5. BORROWINGS:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Series' pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series' pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Series did not borrow under the credit agreement during the year ended December 31, 2009.

6. CONCENTRATION, MARKET AND CREDIT RISK:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series' exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Series' Summary Statement of Assets and Liabilities, less any collateral held by the Series.

The Series invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of December 31, 2009, the Series had the following industry classifications:

                                  PERCENT OF
                                  LONG-TERM
INDUSTRY                         INVESTMENTS
--------                         -----------
Commercial Banks .............       14%
Oil, Gas & Consumable Fuels ...       8
Pharmaceuticals ..............        7
Metals & Mining ..............        6
Other* .......................       65

*    All other industries held were each less than 5% of long-term investments.

7. SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Series' financial statements through February 24, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.


MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009              83

                                               MASTER INTERNATIONAL INDEX SERIES

Report of Independent Registered Public Accounting Firm

TO THE INVESTORS AND BOARD OF DIRECTORS OF
QUANTITATIVE MASTER SERIES LLC:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the "Master LLC") as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2010


84              MASTER INTERNATIONAL INDEX SERIES              DECEMBER 31, 2009

Officers and Directors                         MASTER INTERNATIONAL INDEX SERIES

                                                                                                 NUMBER OF
                                                                                             BLACKROCK-ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                 COMPANIES
                                                                                                 ("RICS")
                                      LENGTH                                                   CONSISTING OF
                                     OF TIME                                                    INVESTMENT
                      POSITION(S)     SERVED                                                    PORTFOLIOS
    NAME, ADDRESS      HELD WITH       AS A               PRINCIPAL OCCUPATION(S)             ("PORTFOLIOS")           PUBLIC
 AND YEAR OF BIRTH    MASTER LLC   DIRECTOR(2)            DURING PAST FIVE YEARS                 OVERSEEN           DIRECTORSHIPS
-------------------  ------------  -----------  ------------------------------------------  ------------------  --------------------
NON-INTERESTED DIRECTORS(1)
RONALD W.FORBES      Co-Chair of   Since        Professor Emeritus of Finance, School of     36 RICs consisting   None
55 East 52nd Street  the Board     2007         Business, State University of New York at    of 106 Portfolios
New York, NY 10055   and Director               Albany since 2000.
1940

RODNEY D.JOHNSON     Co-Chair of   Since        President, Fairmount Capital                 36 RICs consisting   None
55 East 52nd Street  the Board     2007         Advisors, Inc.since 1987; Director,          of 106 Portfolios
New York, NY 10055   and Director               FoxChase Cancer Center since 2004; Member
1941                                            of the Archdiocesan Investment Committee
                                                of the Archdiocese of Philadelphia since
                                                2004; Director, The Committee of Seventy
                                                (civic) since 2006.

DAVID O.BEIM         Director      Since        Professor of Finance and Economics at the    36 RICs consisting   None
55 East 52nd Street                2007         Columbia University Graduate School of       of 106 Portfolios
New York, NY 10055                              Business since 1991; Trustee, Phillips
1940                                            Exeter Academy since 2002; Chairman, Wave
                                                Hill, Inc.(public garden andcultural
                                                center) from 1990 to 2006.

DR.MATINA HORNER     Director      Since        Executive Vice President of Teachers         36 RICs consisting   NSTAR (electric
55 East 52nd Street                2007         Insurance and Annuity Association and        of 106 Portfolios    and gas utility)
New York, NY 10055                              College Retirement Equities Fund from 1989
1939                                            to 2003.

HERBERT I.LONDON     Director      Since        Professor Emeritus, New York University      36 RICs consisting   AIMS Worldwide,
55 East 52nd Street  and Member    2007         since 2005; John M.Olin Professor of         of 106 Portfolios    Inc. (marketing)
New York, NY 10055   of the                     Humanities, New York University from 1993
1939                 Audit                      to 2005 and Professor thereof from 1980 to
                     Committee                  2005; President, Hudson Institute (policy
                                                research organization) since 1997 and
                                                Trustee thereof since 1980; Chairman of
                                                the Board of Trustees for Grantham
                                                University since 2006;
                                                Director, InnoCentive, Inc. (strategic
                                                solutions company) since 2005;
                                                Director, Cerego, LLC (software development
                                                and design) since 2005.

CYNTHIA              Director      Since        Professor, Harvard Business School since     36 RICs consisting   Newell Rubbermaid,
A.MONTGOMERY                       2007         1989; Director, Harvard Business School      of 106 Portfolios    Inc.
55 East 52nd Street                             Publishing since 2005; Director, McLean                           (manufacturing)
New York, NY 10055                              Hospital since 2005.
1952

JOSEPH P.PLATT, JR.  Director      Since        Director, The West Penn Allegheny Health    36 RICs consisting    Greenlight Capital
55 East 52nd Street                2007         System (a not-for-profit health system)     of 106 Portfolios     Re, Ltd.
New York, NY 10055                              since 2008; Director, Jones and Brown                             (reinsurance
1947                                            (Canadian insurance broker) since 1998;                           company)
                                                General Partner, Thorn Partners, LP (private
                                                investment) since 1998; Partner, Amarna
                                                Corporation, LLC (private investment
                                                company) from 2002 to 2008.

ROBERT C.ROBB, JR.   Director      Since        Partner, Lewis, Eckert, Robb and Company     36 RICs consisting   None
55 East 52nd Street                2007         (management and financial consulting firm)   of 106 Portfolios
New York, NY 10055                              since 1981.
1945

TOBY ROSENBLATT      Director      Since        President, Founders Investments              36 RICs consisting   A.P.Pharma, Inc.
55 East 52nd Street                2007         Ltd. (private investments) since 1999;       of 106 Portfolios    (specialty
New York, NY 10055                              Director, College Access Foundation of                            pharmaceuticals)
1938                                            California (philan-thropic foundation)
                                                since 2009; Director, Forward Management,
                                                LLC since 2007; Director, The James Irvine
                                                Foundation (philanthropic foundation) from
                                                1998 to 2008.


MASTER INTERNATIONAL INDEX SERIES   DECEMBER 31, 2009                         85

Officers and Directors (continued)             MASTER INTERNATIONAL INDEX SERIES

                                                                                                 NUMBER OF
                                                                                             BLACKROCK-ADVISED
                                                                                                REGISTERED
                                                                                                INVESTMENT
                                                                                                 COMPANIES
                                                                                                 ("RICS")
                                      LENGTH                                                   CONSISTING OF
                                     OF TIME                                                    INVESTMENT
                      POSITION(S)     SERVED                                                    PORTFOLIOS
    NAME, ADDRESS       HELD WITH       AS A               PRINCIPAL OCCUPATION(S)             ("PORTFOLIOS")           PUBLIC
 AND YEAR OF BIRTH    MASTER LLC   DIRECTOR(2)            DURING PAST FIVE YEARS                 OVERSEEN           DIRECTORSHIPS
-------------------  ------------  -----------  ------------------------------------------  ------------------  --------------------
NON-INTERESTED DIRECTORS(1) (CONCLUDED)
KENNETH L. URISH     Chair of      Since        Managing Partner, Urish Popeck & Co., LLC   36 RICs consisting    None
55 East 52nd Street  the Audit     2007         (certified public accountants and           of 106 Portfolios
New York, NY 10055   Committee                  consultants) since 1976; Member of
1951                 and Director               External Advisory Board, The Pennsylvania
                                                State University Accounting Department
                                                since 2001; Trustee, The Holy Family
                                                Foundation since 2001; Committee
                                                Member, Professional Ethics Committee of
                                                the Pennsylvania Institute of Certified
                                                Public Accountantsfrom2007to 2010;
                                                President and Trustee, Pittsburgh Catholic
                                                Publishing Associates from 2003 to 2008;
                                                Director, Inter-Tel from 2006 to 2007.

FREDERICK W. WINTER  Director      Since        Professor and Dean Emeritus of the Joseph   36 RICs consisting    None
55 East 52nd Street  and Member    2007         M. Katz School of Business, University of   of 106 Portfolios
New York, NY 10055   of the                     Pittsburgh since 2005 and Dean thereof
1945                 Audit                      from 1997 to 2005; Director, Alkon
                     Committee                  Corporation (pneumatics) since 1992;
                                                Director, Tippman Sports (recreation) since
                                                2005; Director,  Indotronix International
                                                (IT services) from 2004 to 2008.

(1) Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

(2) Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of MerrillLynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Master LLC Board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

INTERESTED DIRECTORS(3)
RICHARD S. DAVIS      Director     Since        Managing Director, BlackRock, Inc. since       173RICs consisting  None
55 East 52nd Street                2007         2005; Chief Executive Officer, State Street    of 304 Portfolios
New York, NY 10055                              Research & Management Company from 2000 to
1945                                            2005; Chairman of the Board of
                                                Directors, State Street Research Mutual
                                                Funds from 2000 to 2005; Chairman, SSR
                                                Realty from 2000 to 2004.

HENRY GABBAY          Director     Since        Consultant, BlackRock, Inc. from 2007 to       173RICs consisting  None
55 East 52nd Street                2007         2008; Managing Director, BlackRock, Inc. from  of 304 Portfolios
New York, NY 10055                              1989 to 2007; Chief Administrative
1947                                            Officer, BlackRock Advisors, LLC from 1998
                                                to 2007; President of BlackRock Funds and
                                                BlackRock Bond Allocation Target Shares
                                                from 2005 to 2007 and Treasurer of certain
                                                closed-end funds in the BlackRock fund
                                                complex from 1989 to 2006.

(3) Mr. Davis is an "interested person"as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person"of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.


86                    MASTER INTERNATIONAL INDEX SERIES       DECEMBER 31,  2009

Officers and Directors (concluded)             MASTER INTERNATIONAL INDEX SERIES

                       POSITION(S)     LENGTH
   NAME,  ADDRESS        HELD WITH     OF TIME
 AND YEAR OF BIRTH      MASTER LLC     SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------  ---------------  -------  ------------------------------------------------------------------------------------
MASTER LLC OFFICERS(1)
ANNE F. ACKERLEY     President and    Since    Managing Director of BlackRock, Inc. since 2000; Vice President of the
55 East 52nd Street  Chief Executive  2009     BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's
New York, NY 10055   Officer                   Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock's U.S.
1962                                           Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to
                                               2006.
JEFFREY HOLLAND, CFA Vice President   Since    Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from
55 East 52nd Street                   2009     2006 to 2009; Chief Operating Officer of BlackRock's U.S. Retail Group since 2009;
New York, NY 10055                             Co-head of Product Development and Management for BlackRock's U.S. Retail Group from
1971                                           2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

BRENDAN KYNE         Vice President   Since    Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from
55 East 52nd Street                   2009     2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail
New York, NY 10055                             Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock,
1977                                           Inc. from 2005 to 2008.

BRIAN SCHMIDT        Vice President   Since    Managing Director of BlackRock, Inc.  since 2004; Various positions with U.S. Trust
55 East 52nd Street                   2009     Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice
New York, NY 10055                             President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of
1958                                           Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust
                                               from 2001 to 2003.

NEAL J. ANDREWS      Chief Financial  Since    Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of
55 East 52nd Street  Officer          2007     Business Head of Fund Accounting and Administration at PNC Global Investment
New York, NY 10055                             Servicing (U.S.) Inc. from 1992 to 2006.
1966

JAY M. FIFE          Treasurer        Since    Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant
55 East 52nd Street                   2007     Treasurer of the Merrill Lynch Investment Managers, L.P.("MLIM") and Fund Asset
New York, NY 10055                             Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services
1970                                           Group from 2001 to 2006.

BRIAN P. KINDELAN    Chief Compliance Since    Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing
55 East 52nd Street  Officer          2007     Director and Senior Counsel of BlackRock, Inc. since 2005.
New York, NY 10055
1959

HOWARD B. SURLOFF    Secretary        Since    Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006;
55 East 52nd Street                   2007     General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

(1)  Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional Information, which canbe obtained without charge by calling (800) 441-7762.

INVESTMENT ADVISOR
BlackRock Advisors, LLC
Wilmington, DE 19809

SUB-ADVISOR
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

CUSTODIAN
JPMorgan Chase Bank, N.A.
Brooklyn, NY 11245

ACCOUNTING AGENT
State Street Bank and
Trust Company
Princeton, NJ 08540

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Princeton, NJ 08540

LEGAL COUNSEL
Sidley Austin LLP
New York, NY
10019

MASTER INTERNATIONAL INDEX SERIES    DECEMBER 31,  2009                       87

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                                       88

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                                       89

                      (AMERICAN BEACON FUNDS (SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                     (GRAPHIC)                                            (GRAPHIC)

                    BY E-MAIL:                                        ON THE INTERNET:
        american_beacon.funds@ambeacon.com            Visit our website at www.americanbeaconfunds.com

                     (GRAPHIC)                                            (GRAPHIC)

                   BY TELEPHONE:                                          BY MAIL:

        Institutional and Investor Classes                          American Beacon Funds
                Call (800) 658-5811                                    P.O. Box 219643
                                                                    Kansas City, MO 64121

   AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES       AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments           A description of the policies and procedures that
provided in each semi-annual and annual report,      the Funds use to determine how to vote proxies
each Fund files a complete schedule of its           relating to portfolio securities is available in
portfolio holdings with the Securities and           each Fund's Statement of Additional Information,
Exchange Commission ("SEC") on Form N-Q as of the    which may be obtained free of charge by calling
first and third fiscal quarters. The Fund's Forms    1-800-967-9009 or by accessing the SEC's website
N-Q are available on the SEC's website at            at www.sec.gov. Each Fund's proxy voting record
www.sec.gov. The Forms N-Q may also be reviewed      for the most recent year ended June 30 is filed
and copied at the SEC's Public Reference Room, 450   annually with the SEC on Form N-PX. The Fund's
Fifth Street, NW, Washington, DC 20549.              Forms N-PX are available on the SEC's website at
Information regarding the operation of the SEC's     www.sec.gov. The Fund's proxy voting record may
Public Reference Room may be obtained by calling     also be obtained by calling 1-800-967-9009.
1-800-SEC-0330. A complete schedule of the Fund's
portfolio holdings is also available on the Funds'
website (www.americanbeaconfunds.com)
approximately thirty days after the end of each
fiscal quarter.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES, LLC
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/09
                                                                        00072609

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

                                   (GRAPHIC)

December 31, 2009

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Financial Highlights...............................................           17
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2009

(PHOTO OF GENE L. NEEDLES)

FELLOW SHAREHOLDERS,

As an introduction to the American Beacon Treasury Inflation Protected Securities Fund Annual Report for the 12-month period ended December 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of December 31, 2009, my optimism has been largely confirmed.

     For the one-year period (as of 12/31/09), American Beacon Treasury Inflation Protected Securities Fund-Institutional Class returned 11.00%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

MARKET OVERVIEW
DECEMBER 31, 2009 (UNAUDITED)

     The United States economy experienced an unusually volatile 2009. In the first quarter, the economy contracted at a 6.4% annualized rate as measured by Gross Domestic Product ("GDP"), the largest quarterly decline in economic output since the second quarter of 1980. In contrast, in the fourth quarter, the economy expanded at a positive 5.7%. Such a quarterly expansion is among the strongest quarterly growth rates of the past ten years.

     The well-documented economic and financial crises led to an early-year contraction in growth. Many believe that massive monetary and fiscal stimuli are the principal contributors to the fourth quarter's strong positive performance.

     Treasury yields rose in 2009, and the yield curve steepened--as longer maturity bond yields rose more than short maturity bond yields. In total, the Treasury sector generated a -3.57% total return in 2009. In contrast to the poor performance of Treasuries, corporate bonds did very well. The Barclays Capital Credit Index generated a 16.04% return in calendar year 2009. Similarly, equity markets performed well, as the S&P 500 Index rose nearly 26.5% in 2009--including a remarkable 67.8% increase from its low point in early March. Also, energy prices reversed their 2008 decline, as crude oil futures prices ended 2009 nearly 80% higher than their 2008 ending levels.

     As crude oil, agricultural, and other commodities rallied in 2009, inflation--as measured by the Consumer Price Index ("CPI")--had a stable upswing, with notably higher results in the second half of the year. For example, in December, the CPI increased at a 2.7% year-over-year pace (vs. -1.4% in June), while the core CPI (CPI excluding food and energy) increased at a 1.8% year-over-year pace (vs. 1.5% in June).

     Decreasing real Treasury interest rates and increasing CPI readings contributed to positive total returns for Treasury Inflation Protected Securities ("TIPS"). The Barclays Capital U.S. TIPS Index returned 11.41% in 2009, while the Intermediate (1-10 year maturity) TIPS Index returned 12.02%.

     Inflation expectations as evidenced by breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities) ranged approximately 245 basis points (2.45%) from high to low in 2009. In mid December, breakevens peaked for the year at 2.45%, while in early January they troughed at 0%. At year end, 10-year breakevens were approximately 2.37%. The U.S. Treasury appears committed to the TIPS market, with $58 billion of new supply auctioned in 2009. At year-end, the total outstanding market value of TIPS was approximately $550 billion.

     Now, the key question seems to be whether or not the U.S. economy can sustain a reasonable growth rate absent further governmental intervention. Given double-digit unemployment and significant amounts of excess capacity in the economy at the end of 2009, the prospects for future growth remain unclear. However, with the threat of inflation on the horizon, expectations are that the TIPS market remains strong.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Fund returned 11.00% for the period from January 1, 2009 through December 31, 2009, trailing the Barclays Capital 1-10 Year U.S. TIPS Index (the "Index") return of 12.02% and the Lipper TIPS Index return of 11.75%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04 THROUGH 12/31/09

                                  (LINE GRAPH)

                               ANNUALIZED TOTAL RETURNS
                               PERIODS ENDED 12/31/2009
                             ----------------------------   VALUE OF
                                                  SINCE      $10,000
                                                INCEPTION   6/30/04-
                             1 YEAR   5 YEARS    6/30/04    12/31/09
                             ------   -------   ---------   --------
Institutional
   Class(1, 4, 5) ........   11.00%    4.47%      4.78%      $12,932
Investor Class
   (1, 2, 4, 5) ..........   10.64%    4.40%      4.72%      $12,891
Barclays Capital
   1-10 Yr. U.S. TIPS
   Index(3) ..............   12.02%    4.74%      5.21%      $13,229
Barclays Capital
   U.S. TIPS Index(3) ....   11.41%    4.63%      5.39%      $13,349
Lipper TIPS Funds
   Index(3) ..............   11.75%    3.99%      4.88%      $12,998

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance represents the total returns achieved by the Institutional
     Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.

(3.) The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown.

(5.) The total annual Fund operating expense ratios set forth in the most recent
     Fund prospectus for the Institutional and Investor Class shares was 0.29% and 0.69%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund produced a strong absolute return for the twelve-month time period amid rising commodity and energy prices. The Fund's underperformance relative to the Index stemmed from significant relative underperformance in January, which is attributable to a difference between the valuation policies implemented by the Fund and the Index during a period of market volatility. For the remainder of the period, the Fund outperformed the Index, but not enough to offset the January deficit and Fund expenses.

     For the one-year period, the Fund maintained a duration neutral position relative to the Index, and from a yield curve positioning standpoint, the Fund was underweight the 2011-2012 and 2017 - 2019 maturities and overweight the 2013
- 2016 and 2025 - 2026 maturities. As the real yield curve steepened during the period, the Fund's concentration in shorter maturity TIPS benefited relative performance.

     The Fund remains focused on investing primarily in TIPS to provide inflation protection and income to its shareholders.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                                  % OF
                                               NET ASSETS
                                               ----------
U.S. Treasury Note, 2.000%, Due 1/15/2016...      9.1%
U.S. Treasury Note, 2.375%, Due 4/15/2011...      8.8%
U.S. Treasury Note, 2.000%, Due 1/15/2014...      8.8%
U.S. Treasury Note, 1.625%, Due 1/15/2015...      8.0%
U.S. Treasury Note, 1.875%, Due 7/15/2015...      7.5%
U.S. Treasury Note, 2.625%, Due 7/15/2017...      7.3%
U.S. Treasury Note, 2.000%, Due 7/15/2014...      5.8%
U.S. Treasury Note, 0.625%, Due 4/15/2013...      5.7%
U.S. Treasury Note, 2.500%, Due 7/15/2016...      5.2%
U.S. Treasury Note, 2.125%, Due 1/15/2019...      4.6%

PORTFOLIO DIVERSIFICATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
A...........................................        0.0%
AA..........................................        0.0%
AAA.........................................      100.0%

                              (PERFORMANCE GRAPH)

U.S. Government Treasury Obligations    99.5%
Short-Term Investments                   0.5%

FUND EXPENSES
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                 Beginning     Ending
                                  Account      Account    Expenses Paid
                                   Value       Value      During Period*
                                   7/1/09     12/31/09   7/1/09-12/31/09
                                 ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                           $1,000.00   $1,054.96        $1.50
Hypothetical                     $1,000.00   $1,023.74        $1.48
   (5% return before expenses)
INVESTOR CLASS
Actual                           $1,000.00   $1,052.67        $3.36
Hypothetical                     $1,000.00   $1,021.93        $3.31
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.29% and 0.65% for the Institutional and Investor Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Treasury Inflation Protected Securities Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Treasury Inflation Protected Securities Fund (a series of American Beacon Funds) (the "Fund"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Treasury Inflation Protected Securities Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP

Dallas, Texas
February 26, 2010

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

                                                         PAR AMOUNT     VALUE
                                                         ----------   ---------
                                                         (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 98.14%
      3.50%, Due 1/15/2011  *.........................        3,794       3,936
      2.375%, Due 4/15/2011  *........................       13,842      14,250
      3.375%, Due 1/15/2012  *........................        2,374       2,539
      2.00%, Due 4/15/2012  *.........................        6,690       6,991
      3.00%, Due 7/15/2012  *.........................        6,745       7,252
      0.625%, Due 4/15/2013  *........................        9,138       9,292
      1.875%, Due 7/15/2013  *........................        5,314       5,597
      2.00%, Due 1/15/2014  *.........................       13,387      14,157
      1.25%, Due 4/15/2014  *.........................        1,302       1,346
      2.00%, Due 7/15/2014  *.........................        8,896       9,424
      1.625%, Due 1/15/2015  *........................       12,391      12,887
      1.875%, Due 7/15/2015  *........................       11,503      12,120
      2.00%, Due 1/15/2016  *.........................       13,930      14,709
      2.50%, Due 7/15/2016  *.........................        7,777       8,469
      2.375%, Due 1/15/2017  *........................        4,674       5,048
      2.625%, Due 7/15/2017  *........................       10,733      11,803
      1.625%, Due 1/15/2018  *........................        2,616       2,678
      1.375%, Due 7/15/2018  *........................        4,501       4,510
      2.125%, Due 1/15/2019  *........................        7,068       7,495
      1.875%, Due 7/15/2019  *........................        2,121       2,202
      2.375%, Due 1/15/2025  *........................          298         315
      2.00%, Due 1/15/2026  *.........................          517         520
      3.625%, Due 4/15/2028  *........................          468         578
      2.50%, Due 1/15/2029  *.........................          539         578
                                                                       --------
   TOTAL U.S. TREASURY OBLIGATIONS....................                  158,696
                                                                       --------

                                                            SHARES
                                                          ---------
SHORT TERM INVESTMENTS - 0.46%
   JP Morgan U.S. Government Money Market Fund .......      736,787         737
                                                                       --------
TOTAL INVESTMENTS - 98.60% (COST $157,347)............                  159,433
OTHER ASSETS, NET OF LIABILITIES - 1.40%..............                    2,268
                                                                       --------
TOTAL NET ASSETS - 100.00%............................                 $161,701
                                                                       ========

Percentages are stated as a percent of net assets.

*    Inflation-Indexed Note.

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in securities, at value (A) ......................   $   159,433
   Dividends and interest receivable ............................         1,305
   Receivable for fund shares sold ..............................         1,045
   Receivable from Manager for expense reimbursement (Note 2) ...            14
   Prepaid expenses .............................................             9
                                                                    -----------
      TOTAL ASSETS ..............................................       161,806
                                                                    -----------
LIABILITIES:
   Payable for fund shares redeemed .............................             7
   Management and investment advisory fees payable (Note 2) .....            28
   Administrative service and service fees payable ..............            21
   Professional fees payable ....................................            31
   Other liabilities ............................................            18
                                                                    -----------
      TOTAL LIABILITIES .........................................           105
                                                                    -----------
NET ASSETS ......................................................   $   161,701
                                                                    ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..............................................       180,333
   Undistributed net investment income ..........................           181
   Accumulated net realized loss ................................       (20,899)
   Unrealized appreciation of investments .......................         2,086
                                                                    -----------
NET ASSETS ......................................................   $   161,701
                                                                    ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ..........................................    15,341,804
                                                                    ===========
   Investor Class ...............................................       579,536
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ..........................................      $ 10 .16
                                                                    ===========
   Investor Class ...............................................      $ 10 .13
                                                                    ===========
(A) Cost of investments in securities ...........................   $   157,347

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income ..............................................   $     1
   Interest income ..............................................     1,304
                                                                    -------
         TOTAL INVESTMENT INCOME ................................     1,305
                                                                    -------
EXPENSES:
   Management and investment advisory fees (Note 2) .............       146
   Administrative service fees (Note 2):
      Institutional Class .......................................       191
      Investor Class ............................................         7
   Transfer agent fees:
      Institutional Class .......................................        11
      Investor Class ............................................         1
   Custody and fund accounting fees .............................        28
   Professional fees ............................................        32
   Registration fees and expenses ...............................        18
   Service fees:
      Investor Class (Note 2) ...................................         6
   Prospectus and shareholder reports ...........................        14
   Trustee fees .................................................        13
   Other expenses ...............................................        16
                                                                    -------
         TOTAL EXPENSES .........................................       483
                                                                    -------
   Net fees waived and expenses reimbursed by Manager (Note 2) ..      (131)
                                                                    -------
         NET EXPENSES ...........................................       352
                                                                    -------
NET INVESTMENT INCOME ...........................................       953
                                                                    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ...............................................     2,896
   Change in net unrealized appreciation or depreciation of:
      Investments ...............................................     9,275
                                                                    -------
         NET GAIN ON INVESTMENTS ................................    12,171
                                                                    -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $13,124
                                                                    =======

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                               Year Ended   Year Ended
                                                                                December     December
                                                                                31, 2009     31, 2008
                                                                               ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................    $    953    $  17,700
   Net realized gain (loss) on investments .................................       2,896      (22,281)
   Change in net unrealized appreciation or (depreciation) of investments ..       9,275       (8,833)
                                                                                --------    ---------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...      13,124      (13,414)
                                                                                --------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................................        (789)     (17,654)
      Investor Class .......................................................         (28)          --
   Net realized gain on investments:
                                                                                --------    ---------
         NET DISTRIBUTIONS TO SHAREHOLDERS .................................        (817)     (17,654)
                                                                                --------    ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................................      82,724      406,774
   Reinvestment of dividends and distributions .............................         615       17,654
   Cost of shares redeemed .................................................     (74,134)    (476,868)
                                                                                --------    ---------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS ...................................................       9,205      (52,440)
                                                                                --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS ......................................      21,512      (83,508)
                                                                                --------    ---------
NET ASSETS:
   Beginning of period .....................................................     140,189      223,697
                                                                                --------    ---------
   END OF PERIOD * .........................................................    $161,701    $ 140,189
                                                                                ========    =========
* Includes undistributed net investment income of ..........................    $    181    $      45
                                                                                ========    =========

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisor, administration and asset management consulting services to the Trust and other investors.

     Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:                Offered to:
------                -----------
Institutional Class   Investors making an initial investment of $250,000
Investor Class        General public and investors investing through an
                      intermediary

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Valuation Inputs

     Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 - Quoted prices in active markets for identical securities.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The Fund's investments are summarized by level based on the inputs used to determine their values. As of December 31, 2009, the Fund's investments were classified as follows: (in thousands)

                                              Level 1    Level 2   Level 3     Total
                                              -------    -------   -------   --------
U.S. Treasury Obligations .................      --      158,696      --     $158,696
Short term investments ....................     737           --      --          737
                                                ---      -------     ---     --------
   Total ..................................     737      158,696      --     $159,433

     Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

     Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2009 were as follows:


                              AMOUNT PAID
                                   TO        NET AMOUNT
MANAGEMENT FEE   MANAGEMENT    INVESTMENT   RETAINED BY
     RATE           FEE       SUB-ADVISOR     MANAGER
--------------   ----------   -----------   -----------
  0.15%-0.19%     $145,994      $81,111       $64,883

     Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class and 0.30% of the average daily net assets of the Investor Class of the Fund.

     Service Plan

     The Manager and the Trust entered into a Service Plan which obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

     Investment in Affiliated Funds

     The Fund may invest in the American Beacon Money Market Select Fund and the American Beacon US Government Money Market Select Fund (collectively the "Select Funds"). The Fund and the Select Funds have the same investment advisor and, therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of the Select Funds' average daily net assets. During the year ended December 31, 2009, the Fund did not invest in the Select Funds.

     Interfund Lending Program

     Pursuant to an exemptive order by the Securities Exchange Commission (the "SEC"), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2009, the Fund did not utilize the credit facility.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     Reimbursement of Expenses

     The Manager voluntarily agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Investor Class. For the year ended December 31, 2009 the Manager reimbursed expenses of $127,326 and $3,954 for the Institutional and Investor Classes, respectively.

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Fund has not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period indeed December 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expense" on the Statement of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows (in thousands):

                                        INSTITUTIONAL                    INVESTOR
                                 ---------------------------   ---------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2009            2008          2009            2008
                                 ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID FROM:
   Ordinary income* ..........       $789          $17,654          $28           $--
   Tax return of capital .....         --               --           --            --
                                     ----          -------          ---           ---
TOTAL TAXABLE DISTRIBUTIONS ..       $789          $17,654          $28           $--
                                     ====          =======          ===           ===

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

     As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ........   $157,638
Unrealized appreciation ..........................................      2,061
Unrealized depreciation ..........................................       (266)
                                                                     --------
Net unrealized appreciation/(depreciation) .......................      1,795
Undistributed ordinary income ....................................        182
Undistributed long-term gain/(loss) ..............................    (20,609)
                                                                     --------
Distributable earnings ...........................................   $(18,632)
                                                                     ========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

     Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of December 31, 2009 (in thousands):

Paid-in-capital ......................................   $--
Undistributed net investment income ..................    --
Accumulated net realized gain (loss) .................    --
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency ............    --

     At December 31, 2009, the capital loss carry forward positions for federal income tax purposes were (in thousands) $144, $974, $111, $14,012, and $5,367 expiring in 2013, 2014, 2015, 2016 and 2017 respectively.

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2009, excluding short-term investments, were $317,947,298 and $310,085,334, respectively. The Fund had purchases and sales of U.S. Government securities of $317,947,298 and $310,085,334, respectively.

5. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares (dollars and shares in thousands):

Year Ended December 31, 2009

                                           INSTITUTIONAL CLASS    INVESTOR CLASS
                                           -------------------   ----------------
                                            SHARES     AMOUNT    SHARES    AMOUNT
                                           -------   ---------   ------   -------
Shares sold ............................    7,637    $ 75,743      709    $ 6,981
Reinvestment of dividends ..............       58         587        3         28
Shares redeemed ........................   (7,594)    (72,804)    (132)    (1,330)
                                           ------    --------     ----    -------
Net increase in shares outstanding .....      101    $  3,526      580    $ 5,679
                                           ======    ========     ====    =======

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Year Ended December 31, 2008

                                           INSTITUTIONAL CLASS
                                           -------------------
                                            SHARES     AMOUNT
                                           -------   ---------
Shares sold ............................    38,729   $ 406,774
Reinvestment of dividends ..............     1,772      17,654
Shares redeemed ........................   (47,232)   (476,868)
                                            ------   ---------
Net (decrease) in shares outstanding ...    (6,731)  $ (52,440)
                                            ======   =========

6. SUBSEQUENT EVENTS

     Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 26, 2010. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                                                         Investor
                                                                              Institutional Class                         Class
                                                                            Year Ended December 31,                     March 2 to
                                                            -------------------------------------------------------      December
                                                             2009(A)     2008      2007(B)        2006        2005     31, 2009(A)
                                                            --------   --------   --------       ------     -------    -----------
Net asset value, beginning of period ....................   $  9 .20   $  10.18   $  9 .53       $9 .75     $ 10.16     $ 9.25
                                                            --------   --------   --------       ------     -------     ------
Income from investment operations:
   Net investment income ................................       0.06       0.80       0.45         0.29        0.56(C)    0.14
   Net gains (losses) on securities (both
      realized and unrealized) ..........................       0.95      (0.98)      0.59        (0.19)      (0.37)      0.79
                                                            --------   --------   --------       ------     -------     ------
Total income (loss) from investment operations ..........       1.01      (0.18)      1.04         0.10        0.19       0.93
                                                            --------   --------   --------       ------     -------     ------
Less distributions:
   Dividends from net investment income .................      (0.05)     (0.80)     (0.39)       (0.29)      (0.55)     (0.05)
   Distributions from net realized gains on securities ..         --         --         --           --       (0.05)        --
   Tax return of capital ................................         --         --       0.00(D, E)  (0.03)(D)      --         --
                                                            --------   --------   --------       ------     -------     ------
Total distributions .....................................      (0.05)     (0.80)     (0.39)       (0.32)      (0.60)     (0.05)
                                                            --------   --------   --------       ------     -------     ------
Net asset value, end of period ..........................   $  10.16   $   9.20   $  10.18       $ 9.53     $  9.75     $10.13
                                                            ========   ========   ========       ======     =======     ======
Total return ............................................      11.00%     (2.09)%    11.22%        1.05%       1.86%     10.05%(F)
                                                            ========   ========   ========       ======     =======     ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $155,833   $140,189   $223,697       $33,792    $30,584     $5,868
   Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
         (recoupments) ..................................       0.26%      0.25%      0.43%        0.49%       0.44%      0.65%(G)
      Expenses, before expense reimbursements
         (recoupments) ..................................       0.36%      0.29%      0.43%        0.49%       0.39%      0.81%(G)
      Net investment income, after expense
         reimbursements (recoupements) ..................       0.69%      5.19%      4.74%        2.94%       5.45%      3.20%(G)
      Net investment income, before expense
         reimbursements (recoupments) ...................       0.59%      5.15%      4.74%        2.94%       5.50%      3.04%(G)
   Portfolio turnover rate ..............................        180%       128%       139%         259%        355%       180%(H)

(A) Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.

(B) Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

(C)  Based on average shares outstanding.

(D) The tax return of capital is calculated based on outstanding shares at the time of distribution.

(E)  Amount represents less than $0.01 per share.

(F)  Not annualized.

(G)  Annualized.

(H) Portfolio turnover rate is for the period from January 1 through December 31, 2009.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

     The Fund's distributions to shareholders did not include any short-term capital gains.

     Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2009, 100% were derived from U.S. Treasury Obligations.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS         WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     ----------------------   ---------------------------------------------------------
INTERESTED TRUSTEES                  Term
                               Lifetime of Trust
                                until removal,
                                resignation or
                                  retirement*

Alan D. Feld** (73)           Trustee since 1996     Sole Shareholder of a professional corporation which is a
                                                     Partner in the law firm of Akin, Gump, Strauss, Hauer &
                                                     Feld, LLP (1960-Present); Director, Clear Channel
                                                     Communications (1984-2008); Trustee, CenterPoint
                                                     Properties (1994-2006); Member, Board of Trustees,
                                                     Southern Methodist University ; Member, Board of
                                                     Visitors, M.D. Anderson Hospital; Board of Visitors,
                                                     Zale/Lipshy Hospital; Trustee, American Beacon Mileage
                                                     Funds (1996-Present); Trustee, American Beacon Select
                                                     Funds (1999-Present)

NON-INTERESTED TRUSTEES              Term

W. Humphrey Bogart (65)       Trustee since 2004     Board Member, Baylor University Medical Center Foundation
                                                     (1992-2004); Consultant, New River Canada Ltd. (mutual
                                                     fund servicing company) (1998-2003); President and CEO,
                                                     Allmerica Trust Company, NA (1996-1997); President and
                                                     CEO, Fidelity Investments Southwest Company (1983-1995);
                                                     Senior Vice President of Regional Centers, Fidelity
                                                     Investments (1988-1995); Trustee, American Beacon Mileage
                                                     Funds (2004-Present); Trustee, American Beacon Select
                                                     Funds (2004-Present)

Brenda A. Cline (49)          Trustee since 2004     Executive Vice President, Chief Financial Officer,
                                                     Treasurer and Secretary, Kimbell Art Foundation
                                                     (1993-Present); Trustee, Texas Christian University
                                                     (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                     (d/b/a Cook Children's Health Foundation) (2001-2006);
                                                     Director, Christian Church Foundation (1999-2007);
                                                     Trustee, American Beacon Mileage Funds (2004-Present);
                                                     Trustee, American Beacon Select Funds (2004-Present)

Eugene J. Duffy (55)          Trustee since 2008     Principal and Executive Vice President, Paradigm Asset
                                                     Management (1994-Present); Director, Sunrise Bank of
                                                     Atlanta (2008-Present); Chairman, Special Contributions
                                                     Fund Board of Trustees, National Association for the
                                                     Advancement of Colored People (2007-Present); Trustee,
                                                     National Association for the Advancement of Colored
                                                     People (2000-Present); Board of Visitors, Emory
                                                     University (2006-Present); Trustee, Atlanta Botanical
                                                     Garden (2006-Present); Board Member, Willie L. Brown Jr.
                                                     Institute on Politics and Public Service (2001-Present);
                                                     Chair, National Association of Securities Professionals
                                                     (2000-2002); Deputy Chief Administrative Officer, City of
                                                     Atlanta (1985-1990); Trustee, American Beacon Mileage
                                                     Funds (2008-Present); Trustee, American Beacon Select
                                                     Funds (2008-Present)

TRUSTEE AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS         WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     ----------------------   ---------------------------------------------------------
NON-INTERESTED
TRUSTEES (CONT.)

Thomas M. Dunning (67)        Trustee since 2008     Consultant, (2008-Present); Chairman (1998-2008) and
                                                     Chief Executive Officer (1998-2007), Lockton Dunning
                                                     Benefits (consulting firm in employee benefits);
                                                     Director, Oncor Electric Delivery Company LLC
                                                     (2007-Present); Board Member, Baylor Health Care System
                                                     Foundation (2007-Present); Vice Chair, State Fair of
                                                     Texas (1987-Present); Board Member, Southwestern Medical
                                                     Foundation (1994- Present); Board Member, John Tower
                                                     Center for Political Studies/SMU (2008- Present); Board
                                                     Member, University of Texas Development Board
                                                     (2008-Present); Trustee, American Beacon Mileage Funds
                                                     (2008-Present); Trustee, American Beacon Select Funds
                                                     (2008-Present)

Richard A. Massman (66)       Trustee since 2004     Consultant and General Counsel Emeritus (2009-Present),
                              Chairman since 2008    Senior Vice President and General Counsel (1994-2009),
                                                     Hunt Consolidated, Inc. (holding company engaged in oil
                                                     and gas exploration and production, refining, real
                                                     estate, farming, ranching and venture capital
                                                     activities); Chairman (2007-Present) and Director
                                                     (2005-Present), The Dallas Opera Foundation; Chairman
                                                     (2006-2009) and Director (2005-Present), Temple Emanu-El
                                                     Foundation; Trustee, Presbyterian Healthcare Foundation
                                                     (2006-Present); Trustee, American Beacon Mileage Funds
                                                     (2004- Present); Trustee, American Beacon Select Funds
                                                     (2004-Present)

R. Gerald Turner (64)         Trustee since 2001     President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                             Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                             Company, Inc. (1996-Present); Director, California
Dallas, Texas 75275                                  Federal Preferred Capital Corp. (2001-2003); Director,
                                                     Kronus Worldwide Inc. (chemical manufacturing)
                                                     (2003-Present); Director, First Broadcasting Investment
                                                     Partners, LLC (2003-2007); Member, Salvation Army of
                                                     Dallas Board of Directors; Member, Methodist Hospital
                                                     Advisory Board; Co-Chair, Knight Commission on
                                                     Intercollegiate Athletics; Trustee, American Beacon
                                                     Mileage Funds (2001-Present); Trustee, American Beacon
                                                     Select Funds (2001- Present)

Paul J. Zucconi,CPA (68)      Trustee since 2008     Director, Affirmative Insurance Holdings, Inc. (producer
                                                     of nonstandard automobile insurance) (2004-present);
                                                     Director, Titanium Metals Corporation (producer of
                                                     titanium melted and mill products and sponge) (2002-
                                                     present); Director, Torchmark Corporation (life and
                                                     health insurance products) (2002- present); Director,
                                                     National Kidney Foundation serving North Texas (2003-
                                                     Present); Director, Dallas Chapter of National
                                                     Association of Corporate Directors (2004-Present);
                                                     Partner, KPMG (1976-2001); Trustee, American Beacon
                                                     Mileage Funds (2008-Present); Trustee, American Beacon
                                                     Select Funds (2008-Present)

OFFICERS                              Term
                                    One Year

William F. Quinn (62)           Executive Vice       Executive Chairman (2009-Present), Chairman (2006-2009)
                                President from       CEO (2006-2007), President (1986-2006) and Director
                               2007 to 2008 and      (2003-Present), American Beacon Advisors, Inc.; Chairman
                                2009 to Present      (1989-2003) and Director (1979-1989, 2003-Present),
                                President from       American Airlines Federal Credit Union; Director Hicks
                                 1987 to 2007        Acquisition I, Inc. (2007-2009); Director, Crescent Real
                                 Trustee from        Estate Equities, Inc.(1994-2007); Director, Pritchard,
                                 1987 to 2008        Hubble & Herr, LLC (investment advisor) (2001-2006);
                                                     Director of Investment Committee, Southern Methodist
                                                     University Endowment Fund (1996-Present); Member,
                                                     Southern Methodist University Cox School of Business
                                                     Advisory Board (1999-2002); Member, New York Stock
                                                     Exchange Pension Manager Committee (1997-1998, 2000-2002,
                                                     2006-Present); Vice Chairman (2004-2007) and Chairman
                                                     (2007-Present), Committee for the Investment of Employee
                                                     Benefits; Director, United Way of Metropolitan Tarrant
                                                     County (1988-2000, 2004-Present); Trustee (1995-2008) and
                                                     President (1995-2007, 2008-Present), American Beacon
                                                     Mileage Funds; Trustee (1999-2008) and President
                                                     (1999-2007, 2008-Present) American Beacon Select Funds;
                                                     Director American Beacon Global Funds SPC (2002-Present);
                                                     Director, American Beacon Global Funds, plc (2007-2009)

TRUSTEE AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS         WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     ----------------------   ---------------------------------------------------------
Gene L. Needles, Jr. (55)    President since 2009    President, CEO and Director (2009-Present), American
                                Executive Vice       Beacon Advisors, Inc.; President (2008-2009), Touchstone
                                President 2009       Investments; President (2003-2007), CEO (2004-2007),
                                                     Managing Director of Sales (2002-2003), National Sales
                                                     Manager (1999-2002), and Regional Sales Manager
                                                     (1993-1999), AIM Distributors

Rosemary K. Behan (51)         VP, Secretary and     Vice President, Legal and Compliance, American Beacon
                                  Chief Legal        Advisors, Inc. (2006-Present); Assistant General
                              Officer since 2006     Counsel, First Command Financial Planning, Inc.
                                                     (2004-2006); Attorney, Enforcement Division, Securities
                                                     and Exchange Commission (1995-2004)

Brian E. Brett (49)              VP since 2004       Vice President, Director of Sales and Marketing, American
                                                     Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                     President, Neuberger Berman, LLC (investment advisor)
                                                     (1996-2004)

Wyatt L. Crumpler (43)           VP since 2007       Vice President, Asset Management, American Beacon
                                                     Advisors, Inc. (2007- Present); Managing Director of
                                                     Corporate Accounting (2004-2007), Director of IT Strategy
                                                     and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (55)           VP since 1989       Vice President, Fixed Income Investments, American Beacon
                                                     Advisors, Inc. (1988-Present); Director American Beacon
                                                     Global Funds SPC (2002-Present); Director, American
                                                     Beacon Global Funds plc (2007-2009)

Melinda G. Heika (48)           Treasurer since      Vice President, Finance & Accounting (2010-Present),
                                     2010            Controller (2005-2009), Assistant Controller (1998-2004),
                                                     American Beacon Advisors, Inc.

Terri L. McKinney (46)           VP since 2010       Vice President, Enterprise Services (2009-Present),
                                                     Managing Director (2003-2009), Director of Marketing &
                                                     Retail Sales (1996-2003), American Beacon Advisors, Inc.;
                                                     Vice President, Board of Trustees (2008-Present), Trustee
                                                     (2006-2008) Down Syndrome Guild of Dallas

Jeffrey K. Ringdahl (34)         VP since 2010       Chief Operating Officer, American Beacon Advisors, Inc.
                                                     (2010-Present); Vice President, Product Management,
                                                     Touchstone Advisors, Inc. (2007-2010); Senior Director,
                                                     Business Integration, Fidelity Investments (2005-2007)

Christina E. Sears (38)        Chief Compliance      Chief Compliance Officer (2004-Present) and Senior
                              Officer since 2004     Compliance Analyst (1998-2004), American Beacon
                                   and Asst.         Advisors, Inc.
                                Secretary since
                                     1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's s sub-advisors.

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                (E-MAIL GRAPHIC)

                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                               (INTERNET GRAPHIC)

                                ON THE INTERNET:
                Visit our website at www.americanbeaconfunds.com

                              (TELEPHONE GRAPHIC)

                                  BY TELEPHONE:
                               Call (800) 658-5811

                                 (MAIL GRAPHIC)

                                    BY MAIL:
                              American Beacon Funds
                                 P.O. Box 219643
                           Kansas City, MO 64121-9643

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967- 9009.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING FIRM   FORESIDE FUND SERVICES,
TRUST                   SERVICES                ERNST & YOUNG LLP        LLC
Boston, Massachusetts   Kansas City, Missouri   Dallas, Texas            Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/09


ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Mr. Paul J. Zucconi, CPA, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. Paul J. Zucconi is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------

  $294,836         10/31/2008
  $88,878          12/31/2008
  $298,018         10/31/2009
  $72,414          12/31/2009

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------

 $0                      10/31/2008
 $0                      12/31/2008
 $13,750*                10/31/2009
 $0                      12/31/2009

* Review of N-1A filings

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------

 $12,698*      10/31/2008
 $6,095        12/31/2008
 $10,077       10/31/2009
 $10,257       12/31/2009

* For review of 2007 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------

     $0               10/31/2008
     $0               12/31/2008
     $0               10/31/2009
     $0		      12/31/2009

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------

  $12,698      $0                   N/A                       10/31/2008
  $6,095       $0                   N/A                       12/31/2008
  $23,827      $0                   N/A                       10/31/2009
  $10,257      $0                   N/A                       12/31/2009

(h)   Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series LLC. A complete schedule of investments for each of these two series follows.

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
ADVERTISING AGENCIES -      AMREP Corp. (a)                                                   300   $        4,110
0.5%                        Arbitron, Inc.                                                  5,858          137,194
                            Constant Contact, Inc. (a)                                      5,200           83,200
                            DG FastChannel, Inc. (a)                                        4,700          131,271
                            Harte-Hanks, Inc.                                               9,200           99,176
                            Marchex, Inc., Class B                                          5,000           25,400
                            National CineMedia, Inc.                                       10,570          175,145
                            Travelzoo, Inc. (a)                                             1,700           20,893
                            Valassis Communications, Inc. (a)                              11,900          217,294
                            ValueClick, Inc. (a)                                           20,580          208,270
                            Viad Corp.                                                      5,200          107,276
                                                                                                    --------------
                                                                                                         1,209,229
                                                                                                    --------------
AEROSPACE - 1.3%            AAR Corp. (a)                                                   8,868          203,787
                            AeroVironment, Inc. (a)                                         3,200           93,056
                            Argon ST, Inc. (a)                                              3,300           71,676
                            Astronics Corp. (a)                                             2,100           17,955
                            Ceradyne, Inc. (a)                                              6,350          121,984
                            Cubic Corp.                                                     3,852          143,680
                            Curtiss-Wright Corp.                                           11,268          352,914
                            Ducommun, Inc.                                                  2,600           48,646
                            Esterline Technologies Corp. (a)                                6,941          282,985
                            GenCorp, Inc. (a)                                              12,371           86,597
                            Global Defense Technology & Systems, Inc. (a)                     500            8,230
                            Heico Corp.                                                     5,226          231,669
                            Herley Industries, Inc. (a)                                     3,300           45,837
                            Kaman Corp., Class A                                            6,394          147,637
                            LMI Aerospace, Inc. (a)                                         2,100           27,930
                            Ladish Co., Inc. (a)                                            4,000           60,320
                            Moog, Inc., Class A (a)                                        10,813          316,064
                            Orbital Sciences Corp. (a)                                     12,735          194,336
                            Teledyne Technologies, Inc. (a)                                 8,934          342,708
                            Triumph Group, Inc.                                             3,879          187,162
                                                                                                    --------------
                                                                                                         2,985,173
                                                                                                    --------------
AGRICULTURE, FISHING &      AgFeed Industries, Inc. (a)(b)                                  7,400           37,000
RANCHING - 0.4%             Alico, Inc.                                                       900           25,614
                            The Andersons, Inc.                                             4,300          111,026
                            Cadiz, Inc. (a)                                                 2,800           33,516
                            Cal-Maine Foods, Inc.                                           3,100          105,648
                            Calavo Growers, Inc.                                            2,600           44,200
                            China Green Agriculture, Inc. (a)                               1,800           26,460
                            Fresh Del Monte Produce, Inc. (a)                              10,100          223,210
                            HQ Sustainable Maritime Industries, Inc. (a)                    2,100           14,784
                            Sanderson Farms, Inc.                                           4,550          191,828
                            Seaboard Corp.                                                     82          110,618
                                                                                                    --------------
                                                                                                           923,904
                                                                                                    --------------
AIR TRANSPORT - 1.1%        Air Transport Services Group, Inc. (a)                         13,000           34,320
                            AirTran Holdings, Inc. (a)                                     31,220          162,968
                            Alaska Air Group, Inc. (a)                                      8,498          293,691
                            Allegiant Travel Co. (a)                                        3,400          160,378
                            Atlas Air Worldwide Holdings, Inc. (a)                          4,800          178,800

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Bristow Group, Inc. (a)                                         8,285   $      318,558
                            Hawaiian Holdings, Inc. (a)                                    12,900           90,300
                            JetBlue Airways Corp. (a)                                      60,200          328,090
                            PHI, Inc. (a)                                                   3,300           68,310
                            Republic Airways Holdings, Inc. (a)                             7,300           53,947
                            SkyWest, Inc.                                                  14,000          236,880
                            UAL Corp. (a)(b)                                               39,900          515,109
                            US Airways Group, Inc. (a)                                     37,900          183,436
                                                                                                    --------------
                                                                                                         2,624,787
                                                                                                    --------------
ALTERNATIVE ENERGY - 0.2%   Clean Energy Fuels Corp. (a)                                    8,200          126,362
                            Comverge, Inc. (a)(b)                                           4,500           50,580
                            EnerNOC, Inc. (a)(b)                                            3,100           94,209
                            Evergreen Energy, Inc. (a)(b)                                  30,600           10,496
                            Green Plains Renewable Energy (a)                               2,800           41,636
                            Rex Stores Corp. (a)                                            1,800           25,308
                            Syntroleum Corp. (a)                                           17,200           45,752
                            TGC Industries Inc. (a)                                         3,800           14,858
                            US Geothermal, Inc. (a)                                        15,500           23,715
                            USEC, Inc. (a)                                                 28,659          110,337
                                                                                                    --------------
                                                                                                           543,253
                                                                                                    --------------
ALUMINUM - 0.2%             Century Aluminum Co. (a)                                       13,100          212,089
                            Kaiser Aluminum Corp.                                           3,800          158,156
                                                                                                    --------------
                                                                                                           370,245
                                                                                                    --------------
ASSET MANAGEMENT &          Allied Capital Corp.                                           44,300          159,923
CUSTODIAN - 1.0%            American Capital Ltd. (a)(b)                                   69,600          169,824
                            Ampal-American Israel Corp., Class A (a)                        4,401           11,883
                            Apollo Investment Corp. (b)                                    38,846          370,202
                            Ares Capital Corp.                                             25,372          315,881
                            Artio Global Investors, Inc. (a)                                6,200          158,038
                            Calamos Asset Management, Inc., Class A                         5,100           58,803
                            Capital Southwest Corp.                                           700           55,160
                            Cohen & Steers, Inc. (b)                                        4,300           98,212
                            Cowen Group, Inc., Class A (a)                                  4,000           23,680
                            Diamond Hill Investments Group                                    600           38,538
                            Epoch Holding Corp.                                             2,500           26,125
                            Fifth Street Finance Corp.                                      7,100           76,254
                            GAMCO Investors, Inc., Class A                                  1,896           91,558
                            Harris & Harris Group, Inc. (a)                                 6,400           29,248
                            JMP Group, Inc.                                                 4,100           39,852
                            Kohlberg Capital Corp.                                          4,300           19,608
                            MCG Capital Corp. (a)                                          17,400           75,168
                            MVC Capital, Inc.                                               5,500           64,900
                            NGP Capital Resources Co.                                       5,423           44,089
                            National Financial Partners Corp. (a)                           9,900           80,091
                            Oppenheimer Holdings, Inc.                                      2,500           83,050
                            Pzena Investment Management, Inc., Class A (a)                  1,900           15,466
                            Resource America, Inc., Class A                                 2,549           10,298
                            TICC Capital Corp.                                              7,400           44,770
                            Teton Advisors, Inc.                                               53              847
                            U.S. Global Investors, Inc.                                     3,200           39,392

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Virtus Investment Partners, Inc. (a)                            1,535   $       24,407
                            Westwood Holdings Group, Inc.                                   1,300           47,242
                                                                                                    --------------
                                                                                                         2,272,509
                                                                                                    --------------
AUTO PARTS - 0.7%           ATC Technology Corp. (a)                                        5,143          122,661
                            American Axle & Manufacturing Holdings, Inc. (b)                9,600           76,992
                            Amerigon, Inc. (a)                                              5,300           42,082
                            ArvinMeritor, Inc. (a)                                         18,400          205,712
                            China Automotive Systems. Inc. (a)                              1,600           29,936
                            Dana Holding Corp. (a)                                         32,800          355,552
                            Dorman Products, Inc. (a)                                       2,600           40,716
                            Exide Technologies (a)                                         11,700           83,187
                            Fuel Systems Solutions, Inc. (a)                                3,200          131,968
                            Standard Motor Products, Inc.                                   4,300           36,636
                            Stoneridge, Inc. (a)                                            3,800           34,238
                            Superior Industries International, Inc.                         4,899           74,955
                            Tenneco, Inc. (a)                                              13,800          244,674
                            U.S. Auto Parts Network, Inc. (a)                               1,900            9,880
                            Wonder Auto Technology, Inc. (a)                                3,700           43,512
                                                                                                    --------------
                                                                                                         1,532,701
                                                                                                    --------------
AUTO SERVICES - 0.1%        Cooper Tire & Rubber Co.                                       14,000          280,700
                                                                                                    --------------
BANKS: DIVERSIFIED - 5.8%   1st Source Corp.                                                3,684           59,276
                            Alliance Financial Corp.                                        1,200           32,580
                            American National Bankshares, Inc.                              1,400           30,660
                            Ameris Bancorp                                                  3,461           24,784
                            Ames National Corp.                                             1,600           33,776
                            Arrow Financial Corp.                                           2,290           57,250
                            Auburn National Bancorporation                                    500            9,845
                            BancFirst Corp.                                                 1,590           58,894
                            Banco Latinoamericana de Comercio Exterior SA                   6,800           94,520
                            Bancorp Rhode Island, Inc.                                        900           23,112
                            The Bancorp, Inc. (a)                                           3,800           26,068
                            Bank of Kentucky Financial Corp.                                  700           13,146
                            Bank of Marin Bancorp                                           1,500           48,840
                            Bank of the Ozarks, Inc. (b)                                    3,100           90,737
                            Banner Corp.                                                    3,913           10,487
                            Bar Harbor Bankshares                                             900           24,705
                            Boston Private Financial Holdings, Inc.                        17,533          101,165
                            Bridge Bancorp, Inc.                                            1,700           40,868
                            Bryn Mawr Bank Corp.                                            1,600           24,144
                            CNB Financial Corporation                                       2,100           33,579
                            CVB Financial Corp. (b)                                        20,065          173,362
                            California First National Bancorp                                 300            3,918
                            Camden National Corp.                                           1,900           62,130
                            Cape Bancorp, Inc. (a)                                          2,700           18,144
                            Capital City Bank Group, Inc. (b)                               2,921           40,427
                            Cardinal Financial Corp.                                        7,000           61,180
                            Cathay General Bancorp                                         13,844          104,522
                            Center Bancorp, Inc.                                            2,945           26,269
                            Centerstate Banks, Inc.                                         3,600           36,324
                            Central Pacific Financial Corp. (b)                             7,048            9,233

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Century Bancorp, Inc., Class A                                  1,100   $       24,233
                            Chemical Financial Corp.                                        5,048          119,032
                            Chicopee Bancorp, Inc. (a)                                      1,500           18,720
                            Citizens & Northern Corp.                                       2,200           20,988
                            Citizens Banking Corp. (a)                                     29,487           20,346
                            Citizens Holding Co.                                            1,100           24,629
                            City Holding Co.                                                3,993          129,094
                            CoBiz Financial, Inc.                                           5,826           27,673
                            Columbia Banking System, Inc.                                   6,441          104,215
                            Community Bank System, Inc.                                     8,200          158,342
                            Community Trust Bancorp, Inc.                                   3,823           93,472
                            Danvers Bancorp, Inc.                                           4,500           58,455
                            Eagle Bancorp, Inc. (a)                                         2,900           30,363
                            East-West Bancorp, Inc.                                        22,400          353,920
                            Enterprise Bancorp, Inc.                                        1,600           17,520
                            Enterprise Financial Services Corp.                             2,700           20,817
                            F.N.B. Corp.                                                   27,297          185,347
                            Farmers Capital Bank Corp.                                      1,600           16,352
                            Financial Institutions, Inc.                                    2,700           31,806
                            First Bancorp, Inc.                                             2,100           32,382
                            First Bancorp, North Carolina                                   3,536           49,398
                            First BanCorp, Puerto Rico (b)                                 20,700           47,610
                            First Busey Corp. (b)                                           9,314           36,231
                            First Commonwealth Financial Corp.                             21,040           97,836
                            First Community Bancshares, Inc.                                2,994           36,078
                            First Financial Bancorp                                        11,887          173,075
                            First Financial Bankshares, Inc.                                5,253          284,870
                            First Financial Corp. (b)                                       3,044           92,903
                            First Merchants Corp.                                           5,246           31,161
                            First Midwest Bancorp, Inc.                                    12,500          136,125
                            The First of Long Island Corp.                                  1,600           40,400
                            First South Bancorp, Inc.                                       2,100           21,630
                            FirstMerit Corp.                                               19,529          393,314
                            German American Bancorp, Inc. (b)                               3,100           50,375
                            Glacier Bancorp, Inc.                                          15,464          212,166
                            Guaranty Bancorp (a)                                           13,200           17,424
                            Hampton Roads Bankshares, Inc. (b)                              4,400            7,612
                            Hancock Holding Co.                                             6,554          287,000
                            Harleysville National Corp.                                    10,736           69,140
                            Heartland Financial USA, Inc. (b)                               3,200           45,920
                            Home Bancshares, Inc.                                           3,760           90,503
                            IBERIABANK Corp.                                                4,950          266,359
                            Independent Bank Corp./MA                                       5,045          105,390
                            International Bancshares Corp. (b)                             13,210          250,065
                            Investors Bancorp, Inc. (a)                                    11,200          122,528
                            Lakeland Bancorp, Inc.                                          5,005           31,982
                            Lakeland Financial Corp.                                        3,100           53,475
                            MB Financial, Inc.                                             11,783          232,361
                            MainSource Financial Group, Inc.                                5,019           23,991
                            Merchants Bancshares, Inc.                                      1,400           31,696

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Meridian Interstate Bancorp, Inc. (a)                           2,200   $       19,118
                            Metro Bancorp, Inc. (a)                                         1,700           21,369
                            Midsouth Bancorp, Inc.                                          1,400           19,460
                            NASB Financial, Inc.                                              900           20,961
                            NBT Bancorp, Inc.                                               8,513          173,410
                            Nara Bancorp, Inc.                                              7,200           81,648
                            National Bankshares, Inc.                                       1,900           53,751
                            National Penn Bancshares, Inc.                                 29,365          170,023
                            Northeast Community Bancorp                                     1,300            8,541
                            Northrim Bancorp Inc.                                           1,800           30,384
                            Norwood Financial Corp.                                           400           11,436
                            Ohio Valley Banc Corp.                                          1,000           22,030
                            Old National Bancorp                                           20,295          252,267
                            Old Point Financial Corp.                                         400            6,220
                            Old Second Bancorp, Inc. (b)                                    3,422           23,578
                            Oriental Financial Group                                        6,118           66,074
                            Orrstown Financial Service, Inc. (b)                            1,400           48,832
                            Pacific Capital Bancorp (b)                                     8,862            8,508
                            Pacific Continental Corp.                                       3,500           40,040
                            PacWest Bancorp                                                 6,011          121,122
                            Park National Corp. (b)                                         2,715          159,859
                            Peapack-Gladstone Financial Corp.                               2,120           26,882
                            Penns Woods Bancorp, Inc.                                         900           29,196
                            Peoples Bancorp, Inc.                                           2,610           25,265
                            Peoples Financial Corp.                                         1,300           26,416
                            Pinnacle Financial Partners, Inc. (a)                           7,800          110,916
                            Porter Bancorp, Inc.                                            1,050           15,792
                            PremierWest Bancorp                                             5,065            7,192
                            PrivateBancorp, Inc.                                           11,896          106,707
                            Prosperity Bancshares, Inc.                                    11,400          461,358
                            Provident Financial Services, Inc.                             14,958          159,303
                            Renasant Corp.                                                  5,298           72,053
                            Republic Bancorp, Inc., Class A                                 2,254           46,432
                            Republic First Bancorp, Inc. (a)                                2,200            9,394
                            Rockville Financial, Inc.                                       2,100           22,050
                            Roma Financial Corp.                                            2,000           24,720
                            S&T Bancorp, Inc. (b)                                           5,863           99,730
                            SCBT Financial Corp.                                            2,863           79,276
                            SVB Financial Group (a)                                         9,600          400,224
                            SY Bancorp, Inc.                                                2,730           58,286
                            Sandy Spring Bancorp, Inc.                                      4,114           36,573
                            Santander BanCorp (a)                                             903           11,089
                            Shore Bancshares, Inc.                                          2,100           30,366
                            Sierra Bancorp                                                  1,800           13,734
                            Signature Bank (a)                                              9,600          306,240
                            Simmons First National Corp., Class A                           3,500           97,300
                            Smithtown Bancorp, Inc.                                         3,500           20,825
                            The South Financial Group, Inc.                                38,100           24,563
                            Southside Bancshares, Inc.                                      3,066           60,155
                            Southwest Bancorp, Inc.                                         3,600           24,984

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            State Bancorp, Inc.                                             3,600   $       25,596
                            StellarOne Corp.                                                5,700           56,772
                            Sterling Bancorp                                                4,516           32,244
                            Sterling Bancshares, Inc.                                      17,914           91,899
                            Sterling Financial Corp. (a)(b)                                13,143            8,149
                            Suffolk Bancorp                                                 2,400           71,280
                            Sun Bancorp, Inc. (a)                                           3,414           12,803
                            Susquehanna Bancshares, Inc.                                   21,556          126,965
                            Texas Capital Bancshares, Inc. (a)                              9,161          127,888
                            Tompkins Trustco, Inc.                                          2,140           86,670
                            Tower Bancorp, Inc.                                               800           18,280
                            Towne Bank (b)                                                  5,300           61,904
                            Trico Bancshares                                                3,378           56,244
                            TrustCo Bank Corp. NY                                          19,161          120,714
                            Trustmark Corp. (b)                                            14,727          331,947
                            UMB Financial Corp.                                             8,052          316,846
                            Umpqua Holdings Corp.                                          20,380          273,296
                            Union Bankshares Corp.                                          3,750           46,463
                            United Bankshares, Inc. (b)                                     9,800          195,706
                            United Community Banks, Inc. (a)(b)                            21,678           73,488
                            United Security Bancshares (b)                                  1,700           29,138
                            Univest Corp. of Pennsylvania                                   3,550           62,232
                            Washington Banking Co.                                          2,800           33,432
                            Washington Trust Bancorp, Inc.                                  3,500           54,530
                            Webster Financial Corp.                                        16,300          193,481
                            WesBanco, Inc.                                                  5,563           68,647
                            West Bancorp, Inc.                                              4,100           20,213
                            Westamerica Bancorp (b)                                         6,783          375,575
                            Western Alliance Bancorp (a)                                   11,900           44,982
                            Wilber Corp.                                                    1,300            9,360
                            Wilshire Bancorp, Inc.                                          4,800           39,312
                            Wintrust Financial Corp.                                        5,400          166,266
                            Yardkin Valley Financial Corp.                                  4,000           14,640
                                                                                                    --------------
                                                                                                        13,212,883
                                                                                                    --------------
BANKS: SAVINGS, THRIFT &    Abington Bancorp, Inc.                                          5,480           37,757
MORTGAGE LENDING - 1.0%     Astoria Financial Corp.                                        21,500          267,245
                            Bank Mutual Corp.                                              11,838           81,919
                            BankFinancial Corp.                                             5,000           49,500
                            Beneficial Mutual Bancorp, Inc. (a)                             8,100           79,704
                            Berkshire Hills Bancorp, Inc.                                   3,300           68,244
                            Brookline Bancorp, Inc.                                        15,287          151,494
                            Brooklyn Federal Bancorp, Inc.                                  1,100           11,044
                            Clifton Savings Bancorp, Inc.                                   2,100           19,677
                            Dime Community Bancshares, Inc.                                 6,949           81,442
                            Doral Financial Corp. (a)                                       1,400            5,082
                            ESB Financial Corp.                                             2,100           27,762
                            ESSA Bancorp, Inc.                                              3,800           44,460
                            First Defiance Financial Corp.                                  2,300           25,967
                            First Financial Holdings, Inc.                                  3,326           43,205
                            First Financial Northwest, Inc.                                 5,000           32,750

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            First Financial Service Corp.                                   1,300   $       11,778
                            Flagstar Bancorp, Inc. (a)                                     16,750           10,050
                            Flushing Financial Corp.                                        6,475           72,908
                            Fox Chase Bancorp, Inc. (a)                                     1,400           13,328
                            Great Southern Bancorp, Inc.                                    2,400           51,264
                            Heritage Financial Corp.                                        1,700           23,426
                            Heritage Financial Group                                        1,000            7,250
                            Home Bancorp, Inc. (a)                                          2,100           25,599
                            Home Federal Bancorp, Inc.                                      4,000           53,240
                            K Fed Bancorp                                                     800            7,032
                            Kearny Financial Corp.                                          4,100           41,328
                            Kentucky First Federal Banco                                    1,200           13,200
                            Legacy Bancorp, Inc./MA                                         1,700           16,762
                            NewAlliance Bancshares, Inc.                                   25,000          300,250
                            Northfield Bancorp, Inc.                                        4,500           60,840
                            Northwest Bancshares, Inc.                                      9,375          106,125
                            OceanFirst Financial Corp.                                      2,300           25,990
                            Ocwen Financial Corp. (a)                                      13,265          126,946
                            Oritani Financial Corp.                                         2,100           28,833
                            Provident New York Bancorp                                      8,089           68,271
                            Prudential Bancorp, Inc. of Pennsylvania                        1,400           13,328
                            Territorial BanCorp, Inc. (a)                                   2,800           50,540
                            United Financial Bancorp, Inc.                                  4,300           56,373
                            ViewPoint Financial Group                                       2,416           34,815
                            WSFS Financial Corp.                                            1,591           40,777
                            Waterstone Financial, Inc. (a)                                  1,400            2,870
                            Westfield Financial, Inc.                                       7,812           64,449
                                                                                                    --------------
                                                                                                         2,354,824
                                                                                                    --------------
BEVERAGE: BREWERS &         Boston Beer Co., Inc., Class A (a)                              1,900           88,540
DISTILLERS - 0.0%
                                                                                                    --------------
BEVERAGE: SOFT DRINKS -     Coca-Cola Bottling Co. Consolidated                             1,087           58,720
0.1%                        Diedrich Coffee, Inc. (a)                                         700           24,395
                            Farmer Bros. Co.                                                1,520           30,005
                            Heckmann Corp. (a)                                             20,800          103,792
                            National Beverage Corp.                                         2,128           29,494
                            Peet's Coffee & Tea, Inc. (a)                                   2,400           79,992
                                                                                                    --------------
                                                                                                           326,398
                                                                                                    --------------
BIOTECHNOLOGY - 3.9%        AMAG Pharmaceuticals, Inc. (a)                                  3,960          150,599
                            ARYx Therapeutics, Inc. (a)                                     4,800           15,408
                            AVI BioPharma, Inc. (a)(b)                                     21,200           30,952
                            Accelrys, Inc. (a)                                              6,700           38,391
                            Acorda Therapeutics, Inc. (a)                                   9,400          237,068
                            Affymax, Inc. (a)                                               3,800           94,012
                            Albany Molecular Research, Inc. (a)                             5,787           52,546
                            Allos Therapeutics, Inc. (a)                                   16,200          106,434
                            Alnylam Pharmaceuticals, Inc. (a)(b)                            9,000          158,580
                            Amicus Therapeutics, Inc. (a)                                   4,100           16,277
                            Arena Pharmaceuticals, Inc. (a)(b)                             21,000           74,550
                            Ariad Pharmaceuticals, Inc. (a)                                23,719           54,079
                            Arqule, Inc. (a)                                               10,100           37,269
                            Array Biopharma, Inc. (a)                                      11,800           33,158

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            BioDelivery Sciences International, Inc. (a)                    2,800   $       11,004
                            BioMimetic Therapeutics, Inc. (a)                               3,022           36,052
                            Biodel, Inc. (a)                                                4,000           17,360
                            Cardium Therapeutics, Inc. (a)                                  9,500            6,460
                            Celera Corp. (a)                                               20,200          139,582
                            Cell Therapeutics, Inc. (a)(b)                                130,900          149,226
                            Celldex Therapeutics, Inc. (a)                                  5,900           27,612
                            Cepheid, Inc. (a)                                              14,500          180,960
                            Chelsea Therapeutics International, Inc. (a)                    6,500           17,550
                            Clinical Data, Inc. (a)                                         2,798           51,091
                            Cornerstone Therapeutics, Inc. (a)                              1,500            9,150
                            Cubist Pharmaceuticals, Inc. (a)                               13,967          264,954
                            Curis, Inc. (a)                                                14,500           47,125
                            Cypress Bioscience, Inc. (a)                                    9,500           54,720
                            Cytokinetics, Inc. (a)                                          9,400           27,354
                            Cytori Therapeutics, Inc. (a)(b)                                6,700           40,870
                            Discovery Laboratories, Inc. (a)(b)                            22,800           14,330
                            Dyax Corp. (a)                                                 15,500           52,545
                            Emergent Biosolutions, Inc. (a)                                 4,300           58,437
                            Enzo Biochem, Inc. (a)                                          7,895           42,475
                            Enzon Pharmaceuticals, Inc. (a)(b)                             11,100          116,883
                            Exelixis, Inc. (a)                                             26,618          196,175
                            Facet Biotech Corp. (a)                                         5,780          101,612
                            GTx, Inc. (a)(b)                                                4,600           19,320
                            Genomic Health, Inc. (a)                                        3,400           66,504
                            Geron Corp. (a)(b)                                             22,329          123,926
                            Halozyme Therapeutics, Inc. (a)                                16,000           93,920
                            Harvard Bioscience, Inc. (a)                                    7,000           24,990
                            Hemispherx Biopharma, Inc. (a)(b)                              28,900           16,184
                            Human Genome Sciences, Inc. (a)                                43,600        1,334,160
                            Idenix Pharmaceuticals, Inc. (a)                                6,200           13,330
                            Idera Pharmaceuticals, Inc. (a)                                 5,400           27,918
                            ImmunoGen, Inc. (a)                                            13,100          102,966
                            Immunomedics, Inc. (a)                                         15,000           48,150
                            Incyte Corp. (a)                                               20,124          183,330
                            Insmed, Inc. (a)                                               30,600           23,562
                            InterMune, Inc. (a)                                             9,414          122,759
                            Kensey Nash Corp. (a)                                           2,000           51,000
                            Lexicon Genetics, Inc. (a)                                     21,200           36,040
                            Ligand Pharmaceuticals, Inc., Class B (a)                      29,400           63,798
                            MannKind Corp. (a)(b)                                          13,450          117,822
                            Martek Biosciences Corp. (a)                                    7,400          140,156
                            Maxygen, Inc. (a)                                               6,201           37,764
                            Medivation, Inc. (a)                                            6,600          248,490
                            Metabolix, Inc. (a)                                             4,700           52,029
                            Micromet, Inc. (a)(b)                                          13,200           87,912
                            Molecular Insight Pharmaceuticals, Inc. (a)                     4,300            9,675
                            Momenta Pharmaceuticals, Inc. (a)                               9,100          114,751
                            Myriad Pharmaceuticals, Inc. (a)                                4,675           23,515
                            NPS Pharmaceuticals, Inc. (a)                                  11,900           40,460

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Nabi Biopharmaceuticals (a)                                    12,854   $       62,985
                            Nanosphere, Inc. (a)                                            2,600           16,744
                            Nektar Therapeutics (a)                                        23,100          215,292
                            Neurocrine Biosciences, Inc. (a)                                9,800           26,656
                            Neurogesx, Inc. (a)                                             3,000           23,130
                            Novavax, Inc. (a)(b)                                           14,700           39,102
                            Omeros Corp. (a)                                                  700            4,914
                            OncoGenex Pharmaceutical, Inc. (a)                              1,000           22,280
                            Onyx Pharmaceuticals, Inc. (a)                                 14,820          434,819
                            Opko Health, Inc. (a)                                          10,700           19,581
                            Orexigen Therapeutics, Inc. (a)                                 5,800           43,152
                            Osiris Therapeutics, Inc. (a)                                   4,100           29,274
                            OxiGene, Inc. (a)(b)                                            8,200            9,348
                            PDL BioPharma, Inc.                                            27,200          186,592
                            Pharmasset, Inc. (a)                                            5,000          103,500
                            Poniard Pharmaceuticals, Inc. (a)(b)                            6,400           11,712
                            Progenics Pharmaceuticals, Inc. (a)                             6,700           29,748
                            Protalix BioTherapeutics, Inc. (a)(b)                           9,260           61,301
                            RTI Biologics, Inc. (a)                                        13,200           50,688
                            Regeneron Pharmaceuticals, Inc. (a)                            15,519          375,249
                            Repligen Corp. (a)                                              7,700           31,647
                            Repros Therapeutics, Inc. (a)                                   2,100            1,673
                            Rigel Pharmaceuticals, Inc. (a)                                12,170          115,737
                            Sangamo Biosciences, Inc. (a)                                  10,300           60,976
                            Savient Pharmaceuticals, Inc. (a)                              15,328          208,614
                            Seattle Genetics, Inc. (a)                                     19,800          201,168
                            Sequenom, Inc. (a)(b)                                          12,800           52,992
                            StemCells, Inc. (a)(b)                                         21,700           27,342
                            Sucampo Pharmaceuticals, Inc., Class A (a)                      2,300            9,292
                            Synta Pharmaceuticals Corp. (a)                                 4,100           20,746
                            Theravance, Inc. (a)                                           13,300          173,831
                            Vanda Pharmaceuticals, Inc. (a)                                 6,500           73,060
                            ViroPharma, Inc. (a)                                           19,400          162,766
                            ZymoGenetics, Inc. (a)                                          9,200           58,788
                                                                                                    --------------
                                                                                                         8,951,980
                                                                                                    --------------
BUILDING MATERIALS - 0.9%   Acuity Brands, Inc.                                             9,960          354,974
                            Ameron International Corp.                                      2,100          133,266
                            BlueLinx Holdings, Inc. (a)                                     2,600            7,202
                            Builders FirstSource, Inc. (a)(b)                               4,000           15,400
                            Gibraltar Industries, Inc.                                      6,734          105,926
                            Griffon Corp. (a)                                              10,455          127,760
                            Headwaters, Inc. (a)                                           13,146           85,712
                            LSI Industries, Inc.                                            4,712           37,131
                            Louisiana-Pacific Corp. (a)                                    29,400          205,212
                            NCI Building Systems, Inc. (a)                                 18,568           33,608
                            Orion Energy Systems, Inc. (a)                                  4,100           17,999
                            Quanex Building Products Corp.                                  9,410          159,688
                            Simpson Manufacturing Co., Inc. (b)                             9,532          256,315
                            Texas Industries, Inc.                                          5,705          199,618
                            Trex Co., Inc. (a)                                              3,809           74,656

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Watsco, Inc.                                                    6,165   $      301,962
                                                                                                    --------------
                                                                                                         2,116,429
                                                                                                    --------------
BUILDING: CLIMATE CONTROL   Aaon, Inc.                                                      2,650           51,649
- 0.1%                      Comfort Systems USA, Inc.                                       9,800          120,932
                            Interline Brands, Inc. (a)                                      8,100          139,887
                                                                                                    --------------
                                                                                                           312,468
                                                                                                    --------------
BUILDING: ROOFING,          Beacon Roofing Supply, Inc. (a)                                10,150          162,400
WALLBOARD & PLUMBING -
0.1%
                                                                                                    --------------
CABLE TELEVISION SERVICES   Knology, Inc. (a)                                               7,000           76,650
- 0.1%                      Mediacom Communications Corp., Class A (a)                      9,900           44,253
                                                                                                    --------------
                                                                                                           120,903
                                                                                                    --------------
CASINOS & GAMBLING - 0.4%   Ameristar Casinos, Inc.                                         6,400           97,472
                            Bally Technologies, Inc. (a)                                   12,800          528,512
                            Dover Downs Gaming & Entertainment, Inc.                        3,605           13,627
                            Isle of Capri Casinos, Inc. (a)                                 3,975           29,733
                            Lakes Entertainment, Inc. (a)                                   5,300           13,303
                            Monarch Casino & Resort, Inc. (a)                               2,200           17,820
                            Multimedia Games, Inc. (a)                                      7,300           43,873
                            Pinnacle Entertainment, Inc. (a)                               14,994          134,646
                            Shuffle Master, Inc. (a)                                       13,500          111,240
                            Youbet.com, Inc. (a)                                            6,900           19,803
                                                                                                    --------------
                                                                                                         1,010,029
                                                                                                    --------------
CEMENT - 0.0%               U.S. Concrete, Inc. (a)                                         8,400            7,644
                                                                                                    --------------
CHEMICALS: DIVERSIFIED -    Aceto Corp.                                                     6,200           31,930
1.2%                        American Vanguard Corp.                                         4,733           39,284
                            Arch Chemicals, Inc.                                            6,356          196,273
                            Hawkins, Inc.                                                   1,700           37,111
                            Innophos Holdings, Inc.                                         4,290           98,627
                            LSB Industries, Inc. (a)                                        4,300           60,630
                            Landec Corp. (a)                                                7,000           43,680
                            OM Group, Inc. (a)                                              7,200          226,008
                            Olin Corp.                                                     18,514          324,365
                            Omnova Solutions, Inc. (a)                                      9,800           60,074
                            PolyOne Corp. (a)                                              23,167          173,057
                            Rockwood Holdings, Inc. (a)                                    12,200          287,432
                            Schulman A, Inc.                                                5,106          103,039
                            Sensient Technologies Corp.                                    11,857          311,839
                            ShengdaTech, Inc. (a)                                           7,000           42,910
                            Solutia, Inc. (a)                                              28,485          361,760
                            W.R. Grace & Co. (a)                                           17,300          438,555
                            Westlake Chemical Corp.                                         4,800          119,664
                                                                                                    --------------
                                                                                                         2,956,238
                                                                                                    --------------
CHEMICALS: SPECIALTY -      Balchem Corp.                                                   4,600          154,146
0.5%                        Calgon Carbon Corp. (a)                                        12,601          175,154
                            ICO, Inc.                                                       5,600           40,936
                            Innospec, Inc.                                                  5,900           59,531
                            NewMarket Corp.                                                 2,300          263,971
                            Polypore International, Inc. (a)                                6,000           71,400
                            Quaker Chemical Corp.                                           2,700           55,728
                            Stepan Co.                                                      1,955          126,704

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Zep, Inc.                                                       5,380   $       93,182
                                                                                                    --------------
                                                                                                         1,040,752
                                                                                                    --------------
COAL - 0.3%                 Cloud Peak Energy, Inc. (a)                                     6,700           97,552
                            International Coal Group, Inc. (a)                             21,700           83,762
                            James River Coal Co. (a)                                        6,200          114,886
                            Patriot Coal Corp. (a)                                         17,500          270,550
                            Westmoreland Coal Co. (a)                                       2,400           21,384
                                                                                                    --------------
                                                                                                           588,134
                                                                                                    --------------
COMMERCIAL FINANCE &        Financial Federal Corp.                                         6,500          178,750
MORTGAGE COMPANIES - 0.1%   Medallion Financial Corp.                                       3,700           30,229
                            NewStar Financial, Inc. (a)                                     6,000           23,520
                                                                                                    --------------
                                                                                                           232,499
                                                                                                    --------------
COMMERCIAL SERVICES -       ABM Industries, Inc.                                           11,370          234,904
2.6%                        APAC Customer Services, Inc. (a)                                6,900           41,124
                            Administaff, Inc.                                               5,061          119,389
                            The Advisory Board Co. (a)                                      3,900          119,574
                            Barrett Business Services, Inc.                                 1,800           22,122
                            CBIZ, Inc. (a)                                                 10,953           84,338
                            CDI Corp.                                                       3,101           40,158
                            CRA International, Inc. (a)                                     2,400           63,960
                            CoStar Group, Inc. (a)                                          4,450          185,876
                            Compass Diversified Holdings                                    5,800           74,008
                            Cornell Cos., Inc. (a)                                          2,500           56,750
                            Corporate Executive Board Co.                                   8,100          184,842
                            Diamond Management & Technology
                               Consultants, Inc.                                            5,500           40,535
                            Dice Holdings, Inc. (a)                                         3,600           23,580
                            DynCorp. International, Inc. (a)                                6,100           87,535
                            ExlService Holdings, Inc. (a)                                   3,800           69,008
                            Forrester Research, Inc. (a)                                    3,281           85,142
                            G&K Services, Inc., Class A                                     4,677          117,533
                            GP Strategies Corp. (a)                                         3,600           27,108
                            The Geo Group, Inc. (a)                                        12,100          264,748
                            Global Sources Ltd. (a)                                         3,997           24,981
                            The Hackett Group, Inc. (a)                                     9,600           26,688
                            Healthcare Services Group, Inc.                                10,537          226,124
                            Heidrick & Struggles International, Inc.                        3,758          117,400
                            Huron Consulting Group, Inc. (a)                                5,000          115,200
                            ICF International, Inc. (a)                                     1,700           45,560
                            ICT Group, Inc. (a)                                             2,100           34,293
                            Innodata Corp. (a)                                              4,300           23,822
                            Kelly Services, Inc., Class A                                   6,468           77,163
                            Kforce, Inc. (a)                                                7,400           92,500
                            Korn/Ferry International (a)                                   10,168          167,772
                            Liquidity Services, Inc. (a)                                    3,600           36,252
                            LoopNet, Inc. (a)                                               4,700           46,718
                            MAXIMUS, Inc.                                                   4,004          200,200
                            MPS Group, Inc. (a)                                            22,805          313,341
                            Mac-Gray Corp. (a)                                              3,100           31,930
                            Navigant Consulting, Inc. (a)                                  12,323          183,120

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            On Assignment, Inc. (a)                                         8,900   $       63,635
                            Resources Connection, Inc. (a)                                 11,232          238,343
                            Rollins, Inc.                                                  10,953          211,174
                            SYKES Enterprises, Inc. (a)                                     8,161          207,861
                            Spherion Corp. (a)                                             12,929           72,661
                            Standard Parking Corp. (a)                                      1,600           25,408
                            Startek, Inc. (a)                                               3,300           24,684
                            TeleTech Holdings, Inc. (a)                                     7,789          156,014
                            TrueBlue, Inc. (a)                                             10,922          161,755
                            Unifirst Corp.                                                  3,500          168,385
                            Volt Information Sciences, Inc. (a)                             2,938           29,380
                            Watson Wyatt Worldwide, Inc. (a)                                9,915          471,161
                            World Fuel Services Corp.                                      13,800          369,702
                                                                                                    --------------
                                                                                                         5,905,461
                                                                                                    --------------
COMMERCIAL SERVICES:        Aircastle Ltd.                                                 11,800          116,230
RENTAL & LEASING - 0.4%     CAI International, Inc. (a)                                     2,200           19,866
                            Electro Rent Corp.                                              4,453           51,388
                            H&E Equipment Services, Inc. (a)                                6,600           69,234
                            McGrath RentCorp                                                6,010          134,384
                            Mobile Mini, Inc. (a)                                           9,142          128,811
                            PHH Corp. (a)(b)                                               13,064          210,461
                            RSC Holdings, Inc. (a)                                         11,800           83,072
                            TAL International Group, Inc.                                   3,600           47,628
                            United Rentals, Inc. (a)                                       15,000          147,150
                            Willis Lease Finance Corp. (a)                                  1,500           22,500
                                                                                                    --------------
                                                                                                         1,030,724
                                                                                                    --------------
COMMERCIAL VEHICLES &       Force Protection, Inc. (a)                                     17,500           91,175
PARTS - 0.2%                Miller Industries, Inc. (a)                                     2,700           30,645
                            Modine Manufacturing Co.                                       10,694          126,617
                            Rush Enterprises, Inc., Class A (a)                             8,200           97,498
                            Spartan Motors, Inc.                                            8,100           45,603
                                                                                                    --------------
                                                                                                           391,538
                                                                                                    --------------
COMMUNICATIONS TECHNOLOGY   3Com Corp. (a)                                                 93,000          697,500
- 2.9%                      AboveNet, Inc. (a)                                              3,000          195,120
                            Acme Packet, Inc. (a)                                          10,100          111,100
                            Adtran, Inc.                                                   12,700          286,385
                            Airvana, Inc. (a)                                               5,300           40,280
                            Anaren, Inc. (a)                                                3,022           45,481
                            Anixter International, Inc. (a)                                 6,872          323,671
                            Aruba Networks, Inc. (a)                                       14,900          158,834
                            Bel Fuse, Inc.                                                  2,559           54,993
                            BigBand Networks, Inc. (a)                                      8,200           28,208
                            Black Box Corp.                                                 4,088          115,854
                            Comtech Telecommunications Corp. (a)                            6,425          225,196
                            Digi International, Inc. (a)                                    6,200           56,544
                            DigitalGlobe, Inc. (a)                                          3,800           91,960
                            EMS Technologies, Inc. (a)                                      3,800           55,100
                            Echelon Corp. (a)(b)                                            8,413           97,254
                            Emulex Corp. (a)                                               19,000          207,100
                            Extreme Networks, Inc. (a)                                     22,300           64,001

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            GSI Technology, Inc. (a)                                        4,100   $       18,368
                            GeoEye, Inc. (a)                                                4,100          114,308
                            Globecomm Systems, Inc. (a)                                     5,200           40,664
                            Harmonic, Inc. (a)                                             23,996          151,895
                            Harris Stratex Networks, Inc., Class A (a)                     13,450           92,939
                            Hughes Communications, Inc. (a)                                 2,100           54,663
                            Infinera Corp. (a)                                             20,600          182,722
                            InterDigital, Inc. (a)(b)                                      10,200          270,708
                            Ixia (a)                                                        7,229           53,784
                            KVH Industries, Inc. (a)                                        2,700           39,825
                            Loral Space & Communications Ltd. (a)                           2,700           85,347
                            NETGEAR, Inc. (a)                                               8,100          175,689
                            Network Equipment Technologies, Inc. (a)                        8,100           32,805
                            Novatel Wireless, Inc. (a)                                      6,300           50,211
                            Oplink Communications, Inc. (a)                                 4,402           72,149
                            PC-Tel, Inc. (a)                                                4,800           28,416
                            Plantronics, Inc.                                              12,099          314,332
                            Polycom, Inc. (a)                                              19,600          489,412
                            Power-One, Inc. (a)                                            19,200           83,520
                            Riverbed Technology, Inc. (a)                                  13,000          298,610
                            SeaChange International, Inc. (a)                               7,500           49,275
                            Shoretel, Inc. (a)                                             10,309           59,586
                            Sonus Networks, Inc. (a)                                       51,600          108,876
                            Switch and Data Facilities Co., Inc. (a)                        5,000          101,050
                            Sycamore Networks, Inc.                                         4,940          103,295
                            Syniverse Holdings, Inc. (a)                                   16,600          290,168
                            Tekelec (a)                                                    15,200          232,256
                            Viasat, Inc. (a)                                                6,301          200,246
                                                                                                    --------------
                                                                                                         6,649,700
                                                                                                    --------------
COMPUTER SERVICES           3PAR, Inc. (a)                                                  6,700           79,395
SOFTWARE & SYSTEMS - 6.7%   ACI Worldwide, Inc. (a)(c)                                      8,685          148,948
                            AMICAS, Inc. (a)                                                8,100           44,064
                            ActivIdentity Corp. (a)                                        12,900           30,315
                            Actuate Corp. (a)                                              11,200           47,936
                            Acxiom Corp. (a)                                               16,900          226,798
                            American Reprographics Co. (a)                                  9,100           63,791
                            American Software, Class A                                      5,700           34,200
                            ArcSight, Inc. (a)                                              4,100          104,878
                            Ariba, Inc. (a)                                                21,480          268,930
                            Art Technology Group, Inc. (a)                                 31,700          142,967
                            AsiaInfo Holdings, Inc. (a)                                     7,200          219,384
                            Avid Technology, Inc. (a)                                       7,400           94,424
                            Blackbaud, Inc.                                                10,926          258,181
                            Blackboard, Inc. (a)                                            7,800          354,042
                            Blue Coat Systems, Inc. (a)                                     9,600          273,984
                            Bottomline Technologies, Inc. (a)                               6,500          114,205
                            CACI International, Inc., Class A (a)                           6,900          337,065
                            COMSYS IT Partners, Inc. (a)                                    3,600           32,004
                            CSG Systems International, Inc. (a)                             8,500          162,265
                            Callidus Software, Inc. (a)                                     7,300           22,046

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            China Information Security Technology, Inc. (a)                 6,700   $       41,272
                            China Transinfo Technology (a)                                  2,100           17,157
                            Chordiant Software, Inc. (a)                                    7,540           20,735
                            Ciber, Inc. (a)                                                18,202           62,797
                            ComScore, Inc. (a)                                              5,600           98,280
                            CommVault Systems, Inc. (a)                                    10,100          239,269
                            Compellent Technologies, Inc. (a)                               4,100           92,988
                            Computer Task Group, Inc. (a)                                   4,300           34,443
                            Concur Technologies, Inc. (a)                                   9,800          418,950
                            DealerTrack Holdings, Inc. (a)                                  9,600          180,384
                            Delrek, Inc. (a)                                                3,529           27,456
                            DemandTec, Inc. (a)                                             5,000           43,850
                            Digital River, Inc. (a)                                         8,800          237,512
                            DivX, Inc. (a)                                                  8,700           49,068
                            Double-Take Software, Inc. (a)                                  4,300           42,957
                            EarthLink, Inc.                                                23,900          198,609
                            Ebix, Inc. (a)                                                  1,600           78,128
                            eLoyalty Corp. (a)                                              2,100           14,427
                            Epicor Software Corp. (a)                                      11,200           85,344
                            EPIQ Systems, Inc. (a)                                          7,817          109,360
                            ePlus, Inc. (a)                                                   800           13,208
                            FalconStor Software, Inc. (a)                                   8,909           36,171
                            Fortinet, Inc. (a)                                              2,400           42,168
                            GSE Systems, Inc. (a)                                           4,300           23,564
                            Gartner, Inc., Class A (a)                                     14,879          268,417
                            i2 Technologies, Inc. (a)                                       3,800           72,656
                            iGate Corp.                                                     5,500           55,000
                            Imergent, Inc.                                                  1,600            9,712
                            infoGROUP, Inc.                                                 8,061           64,649
                            Informatica Corp. (a)                                          20,800          537,888
                            Infospace, Inc. (a)                                             8,700           74,559
                            Integral Systems, Inc. (a)                                      3,182           27,556
                            Interactive Intelligence, Inc. (a)                              3,100           57,164
                            Internap Network Services Corp. (a)                            12,690           59,643
                            Internet Brands, Inc., Class A (a)                              7,300           57,159
                            Internet Capital Group, Inc. (a)                                9,200           61,180
                            JDA Software Group, Inc. (a)                                    6,608          168,306
                            Kenexa Corp. (a)                                                5,600           73,080
                            Keynote Systems, Inc.                                           3,100           33,821
                            Lawson Software, Inc. (a)                                      34,000          226,100
                            Limelight Networks, Inc. (a)                                    7,100           27,903
                            Lionbridge Technologies, Inc. (a)                              16,100           37,030
                            LivePerson, Inc. (a)                                            9,800           68,306
                            LogMeIn, Inc. (a)                                               1,700           33,915
                            Manhattan Associates, Inc. (a)                                  5,639          135,505
                            Mantech International Corp., Class A (a)                        5,100          246,228
                            Mentor Graphics Corp. (a)                                      23,600          208,388
                            Mercury Computer Systems, Inc. (a)                              5,756           63,374
                            MicroStrategy, Inc., Class A (a)                                2,000          188,040
                            Moduslink Global Solutions, Inc. (a)                           11,480          108,027

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Monotype Imaging Holdings, Inc. (a)                             5,900   $       53,277
                            NCI, Inc., Class A (a)                                          1,200           33,180
                            NIC, Inc.                                                      13,100          119,734
                            Ness Technologies, Inc. (a)                                     9,700           47,530
                            NetScout Systems, Inc. (a)                                      5,800           84,912
                            NetSuite, Inc. (a)                                              4,000           63,920
                            OpenTable, Inc. (a)                                               700           17,822
                            Openwave Systems, Inc. (a)                                     22,100           50,388
                            Opnet Technologies, Inc.                                        3,022           36,838
                            PAR Technology Corp. (a)                                        2,000           11,560
                            PROS Holdings, Inc. (a)                                         4,500           46,575
                            Parametric Technology Corp. (a)                                28,160          460,134
                            Pegasystems, Inc.                                               3,400          115,600
                            Perficient, Inc. (a)                                            7,200           60,696
                            Pervasive Software Inc. (a)                                     3,500           16,870
                            Phoenix Technologies Ltd. (a)                                   7,300           20,075
                            Progress Software Corp. (a)                                    10,008          292,334
                            QAD, Inc.                                                       2,900           17,719
                            Quest Software, Inc. (a)                                       14,300          263,120
                            Rackspace Hosting, Inc. (a)                                    16,200          337,770
                            Radiant Systems, Inc. (a)                                       6,900           71,760
                            RealNetworks, Inc. (a)                                         21,100           78,281
                            RightNow Technologies, Inc. (a)                                 5,200           90,324
                            SAVVIS, Inc. (a)                                                9,180          128,979
                            SRA International, Inc., Class A (a)                           10,400          198,640
                            SYNNEX Corp. (a)                                                4,200          128,772
                            Saba Software, Inc. (a)                                         5,600           23,184
                            Sapient Corp. (a)                                              21,492          177,739
                            Smith Micro Software, Inc. (a)                                  6,700           61,238
                            SolarWinds, Inc. (a)                                            2,900           66,729
                            Solera Holdings, Inc.                                          16,900          608,569
                            SonicWALL, Inc. (a)                                            13,441          102,286
                            Sourcefire, Inc. (a)                                            5,585          149,399
                            Stanley, Inc. (a)                                               3,000           82,230
                            SuccessFactors, Inc. (a)                                       10,700          177,406
                            Support.com, Inc. (a)                                          11,600           30,624
                            Synchronoss Technologies, Inc. (a)                              5,000           79,050
                            Syntel, Inc.                                                    3,183          121,049
                            TIBCO Software, Inc. (a)                                       40,700          391,941
                            TNS, Inc. (a)                                                   6,100          156,709
                            Taleo Corp., Class A (a)                                        9,000          211,680
                            TechTarget, Inc. (a)                                            2,900           16,327
                            TeleCommunication Systems, Inc., Class A (a)                    9,400           90,992
                            Terremark Worldwide, Inc. (a)                                  13,460           92,066
                            Tier Technologies, Inc., Class B (a)                            4,100           32,800
                            Tyler Technologies, Inc. (a)                                    7,500          149,325
                            Ultimate Software Group, Inc. (a)                               6,100          179,157
                            Unica Corp. (a)                                                 3,100           24,025
                            Unisys Corp. (a)                                               10,010          385,986
                            United Online, Inc.                                            20,628          148,315

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            VASCO Data Security International, Inc. (a)                     6,700   $       42,009
                            VeriFone Holdings, Inc. (a)                                    17,800          291,564
                            Virtusa Corp. (a)                                               3,000           27,180
                            Web.Com Group, Inc. (a)                                         7,000           45,710
                            Websense, Inc. (a)                                             11,102          193,841
                            Zix Corp. (a)                                                  14,600           24,966
                                                                                                    --------------
                                                                                                        15,262,431
                                                                                                    --------------
COMPUTER TECHNOLOGY - %     Adaptec, Inc. (a)                                              26,000           87,100
0.9                         Cray, Inc. (a)                                                  8,300           53,286
                            Dynamics Research Corp. (a)                                     2,000           21,220
                            Imation Corp.                                                   6,100           53,192
                            Immersion Corp. (a)                                             7,000           31,990
                            Insight Enterprises, Inc. (a)                                  11,598          132,449
                            Intermec, Inc. (a)                                             15,509          199,446
                            Isilon Systems, Inc. (a)                                        6,100           41,846
                            Netezza Corp. (a)                                              12,100          117,370
                            PC Connection, Inc. (a)                                         2,100           14,175
                            PC Mall, Inc. (a)                                               2,800           14,616
                            Palm, Inc. (a)(b)                                              38,988          391,440
                            Quantum Corp. (a)                                              48,600          142,398
                            Radisys Corp. (a)                                               5,842           55,791
                            Rimage Corp. (a)                                                2,300           39,882
                            STEC, Inc. (a)(b)                                               5,400           88,236
                            Safeguard Scientifics, Inc. (a)                                 4,533           46,735
                            Silicon Graphics International Corp. (a)                        7,400           51,874
                            Stratasys, Inc. (a)                                             5,100           88,128
                            Super Micro Computer, Inc. (a)                                  5,300           58,936
                            Synaptics, Inc. (a)(b)                                          7,900          242,135
                                                                                                    --------------
                                                                                                         1,972,245
                                                                                                    --------------
CONSTRUCTION - 0.6%         EMCOR Group, Inc. (a)                                          16,172          435,027
                            Granite Construction, Inc.                                      7,837          263,793
                            Great Lakes Dredge & Dock Corp.                                 9,200           59,616
                            Insituform Technologies, Inc., Class A (a)                      9,738          221,247
                            Orion Marine Group, Inc. (a)                                    6,300          132,678
                            Primoris Services Corp.                                         1,800           14,346
                            Sterling Construction Co., Inc. (a)                             3,600           69,048
                            Tutor Perini Corp. (a)                                          6,300          113,904
                                                                                                    --------------
                                                                                                         1,309,659
                                                                                                    --------------
CONSUMER ELECTRONICS -      Audiovox Corp., Class A (a)                                     4,285           30,381
0.2%                        Ipass, Inc.                                                    11,400           11,856
                            TiVo, Inc. (a)                                                 25,494          259,529
                            Universal Electronics, Inc. (a)                                 2,986           69,335
                                                                                                    --------------
                                                                                                           371,101
                                                                                                    --------------
CONSUMER LENDING - 0.7%     Advance America, Cash Advance Centers, Inc.                    10,600           58,936
                            Asset Acceptance Capital Corp. (a)                              3,700           25,086
                            Cash America International, Inc.                                6,919          241,888
                            Credit Acceptance Corp. (a)(b)                                  1,562           65,760
                            Dollar Financial Corp. (a)                                      6,000          141,960
                            Encore Capital Group, Inc. (a)                                  3,300           57,420
                            Ezcorp, Inc. (a)                                               11,000          189,310

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            First Cash Financial Services, Inc. (a)                         5,000   $      110,950
                            The First Marblehead Corp. (a)                                 15,500           33,015
                            MGIC Investment Corp. (a)(b)                                   28,600          165,308
                            MoneyGram International, Inc. (a)                              19,400           55,872
                            Nelnet, Inc., Class A                                           4,700           80,981
                            Portfolio Recovery Associates, Inc. (a)(b)                      3,900          175,032
                            QC Holdings, Inc.                                               1,400            6,734
                            Tree.com, Inc. (a)                                              1,400           12,810
                            World Acceptance Corp. (a)(b)                                   3,700          132,571
                                                                                                    --------------
                                                                                                         1,553,633
                                                                                                    --------------
CONSUMER SERVICES:          Ancestry.com, Inc. (a)                                          1,200           16,812
MISCELLANEOUS - 0.7%        Coinstar, Inc. (a)                                              6,892          191,460
                            Core-Mark Holdings Co., Inc. (a)                                2,300           75,808
                            Jackson Hewitt Tax Service, Inc.                                5,500           24,200
                            The Knot, Inc. (a)                                              7,400           74,518
                            Mercadolibre, Inc. (a)                                          6,300          326,781
                            Move, Inc. (a)                                                 40,000           66,400
                            Nutrisystem, Inc. (b)                                           7,100          221,307
                            Pre-Paid Legal Services, Inc. (a)                               1,760           72,301
                            Sotheby's Holdings, Inc., Class A (b)                          16,236          364,985
                            Steiner Leisure Ltd. (a)                                        3,700          147,112
                                                                                                    --------------
                                                                                                         1,581,684
                                                                                                    --------------
CONTAINERS & PACKAGING -    AEP Industries, Inc. (a)                                        1,300           49,764
0.5%                        Bway Holding Co. (a)                                            1,900           36,518
                            Graphic Packaging Holding Co. (a)                              26,300           91,261
                            Myers Industries, Inc.                                          7,852           71,453
                            Rock-Tenn Co., Class A                                          9,180          462,764
                            Silgan Holdings, Inc.                                           6,200          358,856
                                                                                                    --------------
                                                                                                         1,070,616
                                                                                                    --------------
COSMETICS - 0.2%            Bare Escentuals, Inc. (a)                                      16,500          201,795
                            Elizabeth Arden, Inc. (a)                                       6,093           87,983
                            Inter Parfums, Inc.                                             3,550           43,203
                            Revlon, Inc., Class A (a)                                       4,500           76,545
                                                                                                    --------------
                                                                                                           409,526
                                                                                                    --------------
DIVERSIFIED FINANCIAL       American Physicians Service Group, Inc.                         1,500           34,605
SERVICES - 0.5%             Broadpoint Gleacher Securities, Inc. (a)                       11,800           52,628
                            Cheviot Financial Corp.                                           500            3,695
                            Duff & Phelps Corp.                                             4,200           76,692
                            Evercore Partners, Inc., Class A                                3,200           97,280
                            FBR Capital Markets Corp. (a)                                   3,600           22,248
                            First California Financial Group (a)                            1,100            3,014
                            Main Street Capital Corp.                                       1,600           25,792
                            Piper Jaffray Cos. (a)                                          4,500          227,745
                            Rewards Network, Inc.                                           1,833           23,169
                            Sanders Morris Harris Group, Inc.                               4,500           24,750
                            Stifel Financial Corp. (a)                                      7,149          423,507
                            Thomas Weisel Partners Group, Inc. (a)                          5,000           18,900
                            Triangle Capital Corp.                                          2,100           25,389
                                                                                                    --------------
                                                                                                         1,059,414
                                                                                                    --------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
DIVERSIFIED MANUFACTURING   A.M. Castle & Co.                                               4,100   $       56,129
OPERATIONS - 0.2%           Barnes Group, Inc.                                             11,714          197,967
                            Federal Signal Corp.                                           12,159           73,197
                            Raven Industries, Inc.                                          4,000          127,080
                            Standex International Corp.                                     3,031           60,893
                            Trimas Corp. (a)                                                3,700           25,049
                                                                                                    --------------
                                                                                                           540,315
                                                                                                    --------------
DIVERSIFIED MATERIALS &     Belden, Inc.                                                   11,561          253,417
PROCESSING - 0.8%           Cabot Microelectronics Corp. (a)                                5,800          191,168
                            Clarcor, Inc.                                                  12,610          409,068
                            Encore Wire Corp. (b)                                           4,450           93,761
                            Fushi Copperweld, Inc. (a)                                      3,800           38,456
                            Harbinger Group, Inc. (a)                                       2,100           14,742
                            Hexcel Corp. (a)                                               23,962          311,027
                            Insteel Industries, Inc.                                        4,400           57,200
                            Koppers Holdings, Inc.                                          5,000          152,200
                            NL Industries, Inc.                                             1,734           12,034
                            Rogers Corp. (a)                                                4,055          122,907
                            Symyx Technologies, Inc. (a)                                    8,479           46,635
                            Tredegar Corp.                                                  7,245          114,616
                            Uranium Energy Corp. (a)                                       12,500           47,250
                                                                                                    --------------
                                                                                                         1,864,481
                                                                                                    --------------
DIVERSIFIED MEDIA - 0.1%    Belo Corp., Class A                                            22,100          120,224
                            EW Scripps Co. (a)                                              6,200           43,152
                            Playboy Enterprises, Inc., Class B (a)                          5,507           17,622
                                                                                                    --------------
                                                                                                           180,998
                                                                                                    --------------
DIVERSIFIED RETAIL - 0.6%   99 Cents Only Stores (a)                                       11,500          150,305
                            Dillard's, Inc., Class A                                       11,800          217,710
                            Fred's, Inc.                                                    8,535           87,057
                            GSI Commerce, Inc. (a)                                          6,900          175,191
                            Gaiam, Inc. (a)                                                 4,467           34,351
                            HSN, Inc. (a)                                                   9,800          197,862
                            Lumber Liquidators, Inc. (a)                                    3,200           85,760
                            Overstock.com, Inc. (a)                                         3,900           52,884
                            PriceSmart, Inc.                                                4,200           85,848
                            Saks, Inc. (a)(b)                                              29,600          194,176
                            Tuesday Morning Corp. (a)                                       7,490           19,324
                                                                                                    --------------
                                                                                                         1,300,468
                                                                                                    --------------
DRUG & GROCERY STORE        Arden Group, Inc., Class A                                        232           22,184
CHAINS - 0.7%               Casey's General Stores, Inc.                                   12,107          386,455
                            drugstore.com, Inc. (a)                                        21,500           66,435
                            The Great Atlantic & Pacific Tea Co., Inc. (a)                  8,427           99,354
                            Ingles Markets, Inc., Class A                                   3,164           47,871
                            Nash Finch Co.                                                  3,277          121,544
                            The Pantry, Inc. (a)                                            4,600           62,514
                            PetMed Express, Inc. (b)                                        5,500           96,965
                            Ruddick Corp.                                                   9,869          253,929
                            Spartan Stores, Inc.                                            5,500           78,595
                            Susser Holdings Corp. (a)                                       1,900           16,321
                            Village Super Market, Inc., Class A                             1,600           43,712

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Weis Markets, Inc.                                              2,700   $       98,172
                            Winn-Dixie Stores, Inc. (a)                                    13,800          138,552
                                                                                                    --------------
                                                                                                         1,532,603
                                                                                                    --------------
EDUCATION SERVICES - 0.6%   Ambassadors Group, Inc.                                         4,700           62,463
                            American Public Education, Inc. (a)                             4,000          137,440
                            Archipelago Learning, Inc. (a)                                  1,300           26,910
                            Bridgepoint Education, Inc. (a)                                 3,600           54,072
                            Capella Education Co. (a)                                       3,300          248,490
                            Chinacast Education Corp. (a)                                   7,800           58,968
                            Corinthian Colleges, Inc. (a)(b)                               18,400          253,368
                            Franklin Covey Co. (a)                                          3,700           23,310
                            Grand Canyon Education, Inc. (a)                                3,800           72,238
                            K12, Inc. (a)                                                   5,300          107,431
                            Learning Tree International, Inc. (a)                           2,100           25,074
                            Lincoln Educational Services Corp. (a)                          1,800           39,006
                            Nobel Learning Communities, Inc. (a)                            1,400           10,626
                            The Princeton Review, Inc. (a)                                  3,600           14,616
                            Renaissance Learning, Inc.                                      1,249           14,189
                            Rosetta Stone, Inc. (a)                                         1,700           30,515
                            School Specialty, Inc. (a)                                      4,654          108,857
                            Universal Technical Institute, Inc. (a)                         5,300          107,060
                                                                                                    --------------
                                                                                                         1,394,633
                                                                                                    --------------
ELECTRONIC COMPONENTS -     3D Systems Corp. (a)                                            4,400           49,720
0.5%                        Acacia Research - Acacia Technologies (a)                       7,700           70,147
                            Checkpoint Systems, Inc. (a)                                    9,823          149,801
                            Cogent, Inc. (a)                                                9,000           93,510
                            DDi Corp. (a)                                                   4,300           21,027
                            Methode Electronics, Inc.                                       9,480           82,286
                            Microvision, Inc. (a)(b)                                       18,900           59,913
                            Multi-Fineline Electronix, Inc. (a)                             2,400           68,088
                            NVE Corp. (a)                                                   1,000           41,310
                            Park Electrochemical Corp.                                      5,149          142,318
                            ScanSource, Inc. (a)                                            6,500          173,550
                            Smart Modular Technologies WWH, Inc. (a)                        9,200           57,868
                            TTM Technologies, Inc. (a)                                     10,800          124,524
                            Technitrol, Inc.                                               10,361           45,381
                            Universal Display Corp. (a)(b)                                  7,107           87,843
                                                                                                    --------------
                                                                                                         1,267,286
                                                                                                    --------------
ELECTRONIC ENTERTAINMENT    DTS, Inc. (a)                                                   3,800          129,998
- 0.2%                      Memsic, Inc. (a)                                                4,800           15,744
                            THQ, Inc. (a)(b)                                               15,537           78,306
                            Take-Two Interactive Software, Inc. (a)(b)                     18,000          180,900
                                                                                                    --------------
                                                                                                           404,948
                                                                                                    --------------
ELECTRONICS - 0.5%          Agilysys, Inc.                                                  3,163           28,783
                            American Science & Engineering, Inc.                            2,000          151,680
                            CPI International, Inc. (a)                                     1,800           23,832
                            Coherent, Inc. (a)                                              5,300          157,569
                            Daktronics, Inc. (b)                                            8,398           77,346
                            II-VI, Inc. (a)                                                 6,220          197,796
                            IPG Photonics Corp. (a)                                         5,600           93,744

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            iRobot Corp. (a)                                                4,700   $       82,720
                            Newport Corp. (a)                                               9,035           83,032
                            Rofin-Sinar Technologies, Inc. (a)                              7,300          172,353
                            SRS Labs Inc. (a)                                               2,600           19,058
                            Spectrum Control, Inc. (a)                                      2,900           27,463
                                                                                                    --------------
                                                                                                         1,115,376
                                                                                                    --------------
ENERGY EQUIPMENT - 0.2%     Ascent Solar Technologies, Inc. (a)                             3,600           19,080
                            Energy Conversion Devices, Inc. (a)(b)                         10,564          111,661
                            Evergreen Solar, Inc. (a)(b)                                   48,300           72,933
                            FuelCell Energy, Inc. (a)                                      16,926           63,642
                            GT Solar International, Inc. (a)(b)                             7,400           41,144
                            PowerSecure International, Inc. (a)                             4,300           31,003
                            Raser Technologies, Inc. (a)(b)                                12,700           15,748
                            STR Holdings, Inc. (a)                                          2,300           36,133
                                                                                                    --------------
                                                                                                           391,344
                                                                                                    --------------
ENGINEERING & CONTRACTING   Argan, Inc. (a)                                                 2,100           30,219
SERVICES - 0.5%             Dycom Industries, Inc. (a)                                      9,902           79,513
                            ENGlobal Corp. (a)                                              4,100           12,833
                            Exponent, Inc. (a)                                              3,404           94,767
                            Furmamite Corp. (a)                                             9,000           34,290
                            Hill International, Inc. (a)                                    6,200           38,688
                            Integrated Electrical Services, Inc. (a)                        1,800           10,530
                            Layne Christensen Co. (a)                                       4,900          140,679
                            MYR Group, Inc. (a)                                             3,700           66,896
                            Michael Baker Corp. (a)                                         1,900           78,660
                            Mistras Group, Inc. (a)                                         1,800           27,108
                            Tetra Tech, Inc. (a)                                           14,331          389,373
                            VSE Corp.                                                       1,000           45,080
                                                                                                    --------------
                                                                                                         1,048,636
                                                                                                    --------------
ENTERTAINMENT - 0.3%        Ascent Media Corp., Class A (a)                                 3,500           89,355
                            CKX, Inc. (a)                                                  14,900           78,523
                            Carmike Cinemas, Inc. (a)                                       2,500           18,900
                            Cinemark Holdings, Inc.                                         8,400          120,708
                            Live Nation, Inc. (a)                                          20,600          175,306
                            LodgeNet Interactive Corp. (a)                                  4,700           25,991
                            Reading International, Inc., Class A (a)                        5,000           20,250
                            Rentrak Corp. (a)                                               2,200           38,874
                            World Wrestling Entertainment, Inc.                             4,496           68,924
                                                                                                    --------------
                                                                                                           636,831
                                                                                                    --------------
FINANCIAL DATA & SYSTEMS    Advent Software, Inc. (a)                                       4,000          162,920
- 1.1%                      Cardtronics, Inc. (a)                                           3,200           35,424
                            Cass Information Systems, Inc.                                  2,115           64,296
                            CompuCredit Holdings Corp. (b)                                  4,089           13,616
                            CyberSource Corp. (a)                                          16,764          337,124
                            Euronet Worldwide, Inc. (a)(b)                                 12,050          264,497
                            Fair Isaac Corp.                                               11,200          238,672
                            Global Cash Access, Inc. (a)                                    9,900           74,151
                            Heartland Payment Systems, Inc.                                 9,700          127,361
                            Information Services Group, Inc. (a)                            5,500           17,435
                            Jack Henry & Associates, Inc.                                  20,100          464,712

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Net 1 UEPS Technologies, Inc. (a)                               7,600   $      147,592
                            Online Resources Corp. (a)                                      6,400           33,664
                            RiskMetrics Group, Inc. (a)                                     5,300           84,323
                            S1 Corp. (a)                                                   13,222           86,207
                            Value Line, Inc.                                                  100            2,511
                            Wright Express Corp. (a)                                        9,500          302,670
                                                                                                    --------------
                                                                                                         2,457,175
                                                                                                    --------------
FOODS - 1.2%                American Dairy, Inc. (a)(b)                                     2,100           45,528
                            American Italian Pasta Co., Class A (a)                         4,700          163,513
                            B&G Foods, Inc., Class A                                        6,100           55,998
                            China Biotics, Inc. (a)                                         1,800           27,846
                            Chiquita Brands International, Inc. (a)                        11,100          200,244
                            Diamond Foods, Inc.                                             4,000          142,160
                            Dole Food Co., Inc. (a)                                         7,600           94,316
                            Hain Celestial Group, Inc. (a)                                  9,057          154,060
                            J&J Snack Foods Corp.                                           3,500          139,860
                            Lancaster Colony Corp.                                          4,499          223,600
                            Lance, Inc.                                                     7,100          186,730
                            Lifeway Foods, Inc. (a)                                         1,000           11,880
                            Medifast, Inc. (a)                                              2,900           88,682
                            Nutraceutical International Corp. (a)                           2,500           30,925
                            Omega Protein Corp. (a)                                         4,700           20,492
                            Overhill Farms, Inc. (a)                                        4,500           21,870
                            Schiff Nutrition International, Inc.                            1,500           11,730
                            Seneca Foods Corp. (a)                                          2,000           47,740
                            Smart Balance, Inc. (a)                                        15,700           94,200
                            Synutra International, Inc. (a)(b)                              4,800           64,848
                            Tootsie Roll Industries, Inc. (b)                               6,157          168,579
                            TreeHouse Foods, Inc. (a)                                       7,300          283,678
                            United Natural Foods, Inc. (a)                                 10,680          285,583
                            Zhongpin, Inc. (a)                                              5,300           82,733
                                                                                                    --------------
                                                                                                         2,646,795
                                                                                                    --------------
FOREST PRODUCTS - 0.1%      Deltic Timber Corp.                                             2,709          125,102
                            Universal Forest Products, Inc.                                 4,634          170,578
                                                                                                    --------------
                                                                                                           295,680
                                                                                                    --------------
FORMS & BULK PRINTING       Bowne & Co., Inc.                                               8,503           56,800
SERVICES - 0.3%             Consolidated Graphics, Inc. (a)                                 2,400           84,048
                            Deluxe Corp.                                                   12,800          189,312
                            Ennis, Inc.                                                     6,400          107,456
                            Innerworkings, Inc. (a)                                         5,700           33,630
                            M&F Worldwide Corp. (a)                                         2,800          110,600
                            Multi-Color Corp.                                               2,450           29,915
                            Schawk, Inc.                                                    3,800           51,680
                            The Standard Register Co.                                       4,145           21,140
                                                                                                    --------------
                                                                                                           684,581
                                                                                                    --------------
FUNERAL PARLORS &           Matthews International Corp., Class A                           7,373          261,225
CEMETERIES - 0.2%           Stewart Enterprises, Inc., Class A                             20,524          105,699
                                                                                                    --------------
                                                                                                           366,924
                                                                                                    --------------
GAS PIPELINE - 0.0%         Crosstex Energy, Inc.                                           9,200           55,660
GLASS - 0.0%                Apogee Enterprises, Inc. (b)                                    7,100           99,400

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
GOLD - 0.2%                 Allied Nevada Gold Corp. (a)(b)                                12,700   $      191,516
                            Coeur d'Alene Mines Corp. (a)                                  17,570          317,314
                            US Gold Corp. (a)                                              21,200           52,576
                                                                                                    --------------
                                                                                                           561,406
                                                                                                    --------------
HEALTH CARE FACILITIES -    Amsurg Corp. (a)                                                7,700          169,554
0.6%                        Assisted Living Concepts, Inc. (a)                              2,440           64,343
                            Capital Senior Living Corp. (a)                                 5,300           26,606
                            Emeritus Corp. (a)                                              5,000           93,750
                            The Ensign Group, Inc.                                          2,531           38,901
                            Hanger Orthopedic Group, Inc. (a)                               6,100           84,363
                            Kindred Healthcare, Inc. (a)                                    8,790          162,263
                            LCA-Vision, Inc. (a)                                            4,900           25,088
                            MedCath Corp. (a)                                               3,700           29,267
                            National Healthcare Corp.                                       1,900           68,609
                            Psychiatric Solutions, Inc. (a)                                13,000          274,820
                            Select Medical Holdings Corp. (a)                               7,100           75,402
                            Skilled Healthcare Group, Inc., Class A (a)                     3,600           26,820
                            Sun Healthcare Group, Inc. (a)                                 10,900           99,953
                            Sunrise Senior Living, Inc. (a)                                11,174           35,980
                            US Physical Therapy, Inc. (a)                                   3,000           50,790
                                                                                                    --------------
                                                                                                         1,326,509
                                                                                                    --------------
HEALTH CARE MANAGEMENT      AMERIGROUP Corp. (a)                                           12,200          328,912
SERVICES - 1.0%             American Caresource Holdings, Inc. (a)                          2,500            6,000
                            American Dental Partners, Inc. (a)                              3,200           41,280
                            Bioscript, Inc. (a)                                            10,200           85,272
                            Catalyst Health Solutions, Inc. (a)                             8,900          324,583
                            Centene Corp. (a)                                               9,800          207,466
                            Computer Programs & Systems, Inc.                               2,100           96,705
                            Contiucare Corp. (a)                                            6,500           28,405
                            HealthSpring, Inc. (a)                                         12,200          214,842
                            Magellan Health Services, Inc. (a)                              8,400          342,132
                            MedQuist Inc.                                                   1,900           12,711
                            Metropolitan Health Networks, Inc. (a)                         11,600           23,084
                            Molina Healthcare, Inc. (a)                                     3,200           73,184
                            National Research Corp.                                           300            6,210
                            Transcend Services, Inc. (a)                                    1,500           32,040
                            Triple-S Management Corp. (a)                                   5,300           93,280
                            Universal American Financial Corp. (a)                          6,400           74,880
                            WellCare Health Plans, Inc. (a)                                10,300          378,628
                                                                                                    --------------
                                                                                                         2,369,614
                                                                                                    --------------
HEALTH CARE SERVICES -      AMN Healthcare Services, Inc. (a)                               8,405           76,149
2.0%                        Air Methods Corp. (a)                                           2,400           80,688
                            Alliance Healthcare Services, Inc. (a)                          5,800           33,118
                            Allied Healthcare International, Inc. (a)                      12,700           36,957
                            Almost Family, Inc. (a)                                         1,700           67,201
                            Amedisys, Inc. (a)(b)                                           6,366          309,133
                            athenahealth, Inc. (a)                                          8,200          370,968
                            CardioNet, Inc. (a)                                             4,500           26,730
                            Chemed Corp.                                                    5,472          262,492
                            Chindex International, Inc. (a)                                 3,300           46,629

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Corvel Corp. (a)                                                1,885   $       63,223
                            Cross Country Healthcare, Inc. (a)                              7,700           76,307
                            Eclipsys Corp. (a)                                             14,031          259,854
                            Emergency Medical Services Corp. (a)                            6,700          362,805
                            Gentiva Health Services, Inc. (a)                               6,912          186,693
                            HMS Holdings Corp. (a)                                          5,900          287,271
                            Health Grades, Inc. (a)                                         5,500           23,595
                            HealthSouth Corp. (a)                                          22,000          412,940
                            Healthways, Inc. (a)                                            8,600          157,724
                            IPC The Hospitalist Co., Inc. (a)                               4,000          133,000
                            LHC Group, Inc. (a)                                             3,400          114,274
                            MWI Veterinary Supply, Inc. (a)                                 2,800          105,560
                            Medidata Solutions, Inc. (a)                                    1,600           24,960
                            NovaMed Eyecare, Inc. (a)(b)                                    4,400           17,072
                            Odyssey HealthCare, Inc. (a)                                    8,200          127,756
                            Omnicell, Inc. (a)                                              7,900           92,351
                            PharMerica Corp. (a)                                            7,569          120,196
                            Phase Forward, Inc. (a)                                        10,900          167,315
                            Quality Systems, Inc.                                           5,500          345,345
                            RehabCare Group, Inc. (a)                                       5,595          170,256
                            Res-Care, Inc. (a)                                              6,400           71,680
                            Virtual Radiologic Corp. (a)                                    1,600           20,416
                                                                                                    --------------
                                                                                                         4,650,658
                                                                                                    --------------
HEALTH CARE:                MedAssets, Inc. (a)                                             9,800          207,858
MISCELLANEOUS - 0.1%        The Providence Service Corp. (a)                                3,000           47,400
                                                                                                    --------------
                                                                                                           255,258
                                                                                                    --------------
HOME BUILDING - 0.3%        Beazer Homes USA, Inc. (a)(b)                                   8,300           40,172
                            Brookfield Homes Corp. (a)(b)                                   2,451           19,608
                            Hovnanian Enterprises, Inc., Class A (a)(b)                    11,600           44,544
                            M/I Homes, Inc. (a)                                             4,100           42,599
                            Meritage Homes Corp. (a)                                        7,800          150,774
                            Ryland Group, Inc.                                              9,800          193,060
                            Standard-Pacific Corp. (a)                                     25,200           94,248
                                                                                                    --------------
                                                                                                           585,005
                                                                                                    --------------
HOTEL/MOTEL - 0.2%          Gaylord Entertainment Co. (a)(b)                                9,155          180,811
                            Marcus Corp.                                                    4,979           63,831
                            Morgans Hotel Group Co. (a)                                     5,800           26,274
                            Orient Express Hotels Ltd., Class A (b)                        18,900          191,646
                            Red Lion Hotels Corp. (a)                                       4,000           19,760
                                                                                                    --------------
                                                                                                           482,322
                                                                                                    --------------
HOUSEHOLD APPLIANCES -      National Presto Industries, Inc.                                1,050          114,692
0.0%
                                                                                                    --------------
HOUSEHOLD EQUIPMENT &       American Greetings Corp., Class A                               9,300          202,647
PRODUCTS - 0.6%             Blyth, Inc.                                                     1,525           51,423
                            CSS Industries, Inc.                                            1,891           36,761
                            Central Garden & Pet Co., Class A (a)                          15,534          154,408
                            Helen of Troy Ltd. (a)                                          7,300          178,558
                            Nivs Intellimedia Technology (a)                                1,400            3,612
                            Tupperware Corp.                                               15,174          706,653
                                                                                                    --------------
                                                                                                         1,334,062
                                                                                                    --------------
HOUSEHOLD FURNISHINGS -     American Woodmark Corp.                                         2,600           51,168
0.4%

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Ethan Allen Interiors, Inc. (b)                                 5,200   $       69,784
                            Furniture Brands International, Inc. (a)                       10,400           56,784
                            Hooker Furniture Corp.                                          2,500           30,925
                            Kirkland's, Inc. (a)                                            2,600           45,162
                            La-Z-Boy, Inc. (b)                                             12,900          122,937
                            Sealy Corp. (a)(b)                                             10,900           34,444
                            Stanley Furniture Co., Inc.                                     2,400           24,360
                            Tempur-Pedic International, Inc. (a)                           17,900          422,977
                                                                                                    --------------
                                                                                                           858,541
                                                                                                    --------------
INSURANCE: LIFE - 0.4%      American Equity Investment Life Holding Co.                    13,500          100,440
                            Citizens, Inc. (a)                                              7,800           50,934
                            Conseco, Inc. (a)                                              46,900          234,500
                            Delphi Financial Group, Inc., Class A                          10,905          243,945
                            FBL Financial Group, Inc., Class A                              3,225           59,727
                            Independence Holding Co.                                          740            4,292
                            Kansas City Life Insurance Co.                                  1,042           30,999
                            Life Partners Holdings, Inc. (b)                                1,400           29,666
                            National Western Life Insurance Co., Class A                      556           96,533
                            The Phoenix Cos., Inc. (a)                                     28,900           80,342
                            Presidential Life Corp.                                         5,193           47,516
                                                                                                    --------------
                                                                                                           978,894
                                                                                                    --------------
INSURANCE: MULTI-LINE -     AMBAC Financial Group, Inc. (a)(b)                             66,900           55,527
0.9%                        Assured Guaranty Ltd.                                          29,200          635,392
                            Crawford & Co., Class B (a)                                     5,909           23,281
                            Eastern Insurance Holdings, Inc.                                2,200           18,964
                            eHealth, Inc. (a)                                               6,200          101,866
                            Flagstone Reinsurance Holdings Ltd.                            10,300          112,682
                            Horace Mann Educators Corp.                                     9,968          124,600
                            Maiden Holdings Ltd.                                           12,200           89,304
                            Max Capital Group Ltd.                                         11,200          249,760
                            Pico Holdings, Inc. (a)                                         5,297          173,371
                            Platinum Underwriters Holdings Ltd.                            11,900          455,651
                            Primus Guaranty Ltd. (a)                                        6,000           18,300
                                                                                                    --------------
                                                                                                         2,058,698
                                                                                                    --------------
INSURANCE:                  American Physicians Capital, Inc.                               1,674           50,756
PROPERTY-CASUALTY - 1.9%    American Safety Insurance Holdings Ltd. (a)                     2,100           30,345
                            Amerisafe, Inc. (a)                                             4,300           77,271
                            AmTrust Financial Services, Inc.                                5,500           65,010
                            Argo Group International Holdings Ltd. (a)                      7,479          217,938
                            Baldwin & Lyons, Inc., Class B                                  2,032           50,008
                            CNA Surety Corp. (a)                                            4,086           60,841
                            Donegal Group, Inc., Class A                                    2,744           42,642
                            EMC Insurance Group, Inc.                                       1,300           27,963
                            Employers Holdings, Inc.                                       11,380          174,569
                            Enstar Group Ltd. (a)                                           1,600          116,832
                            FPIC Insurance Group, Inc. (a)                                  1,400           54,068
                            First Acceptance Corp. (a)                                      3,877            7,560
                            First Mercury Financial Corp.                                   3,600           49,356
                            Greenlight Capital Re Ltd. (a)                                  7,000          164,990
                            Hallmark Financial Services, Inc. (a)                           2,100           16,716

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Harleysville Group, Inc.                                        3,462   $      110,057
                            Hilltop Holdings, Inc. (a)                                      9,572          111,418
                            Infinity Property & Casualty Corp.                              3,400          138,176
                            Meadowbrook Insurance Group, Inc.                              14,952          110,645
                            Mercer Insurance Group, Inc.                                    1,300           23,621
                            Montpelier Re Holdings Ltd.                                    21,000          363,720
                            NYMAGIC, Inc.                                                   1,100           18,249
                            National Interstate Corp.                                       1,600           27,136
                            Navigators Group, Inc. (a)                                      3,100          146,041
                            PMA Capital Corp., Class A (a)                                  7,806           49,178
                            The PMI Group, Inc.                                            15,600           39,312
                            ProAssurance Corp. (a)                                          8,023          430,915
                            RLI Corp.                                                       4,564          243,033
                            Radian Group, Inc.                                             18,500          135,235
                            Safety Insurance Group, Inc.                                    2,900          105,067
                            SeaBright Insurance Holdings, Inc. (a)                          4,200           48,258
                            Selective Insurance Group, Inc.                                13,208          217,272
                            State Auto Financial Corp.                                      3,512           64,972
                            Stewart Information Services Corp.                              4,022           45,368
                            Tower Group, Inc.                                              10,786          252,500
                            United America Indemnity, Ltd. (a)                              8,741           69,229
                            United Fire & Casualty Co.                                      5,500          100,265
                            Universal Insurance Holdings, Inc.                              3,000           17,610
                            Zenith National Insurance Corp.                                 8,855          263,525
                                                                                                    --------------
                                                                                                         4,337,667
                                                                                                    --------------
LEISURE TIME - 0.6%         Bluegreen Corp. (a)                                             3,500            8,470
                            Callaway Golf Co.                                              14,100          106,314
                            Churchill Downs, Inc.                                           2,332           87,100
                            Great Wolf Resorts, Inc. (a)                                    6,700           15,879
                            Interval Leisure Group, Inc. (a)                                9,700          120,959
                            Life Time Fitness, Inc. (a)(b)                                 10,000          249,300
                            Orbitz Worldwide, Inc. (a)                                      8,400           61,656
                            Pool Corp. (b)                                                 11,600          221,328
                            Smith & Wesson Holding Corp. (a)                               12,300           50,307
                            Speedway Motorsports, Inc.                                      3,255           57,353
                            Sport Supply Group, Inc.                                        2,100           26,439
                            Steinway Musical Instruments, Inc. (a)                          1,700           27,047
                            Sturm Ruger & Co., Inc. (b)                                     3,600           34,920
                            Town Sports International Holdings, Inc. (a)                    4,900           11,417
                            Universal Travel Group (a)                                      2,400           24,336
                            Vail Resorts, Inc. (a)(b)                                       7,156          270,497
                            West Marine, Inc. (a)                                           4,100           33,046
                                                                                                    --------------
                                                                                                         1,406,368
                                                                                                    --------------
LUXURY ITEMS - 0.2%         Fossil, Inc. (a)                                               11,600          389,296
                            Fuqi International, Inc. (a)(b)                                 2,700           48,465
                            Movado Group, Inc.                                              4,000           38,880
                                                                                                    --------------
                                                                                                           476,641
                                                                                                    --------------
MACHINERY: AGRICULTURAL -   Alamo Group, Inc.                                               1,600           27,440
0.1%                        Lindsay Manufacturing Co. (b)                                   2,713          108,113
                            Titan International, Inc. (b)                                   7,849           63,655

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Titan Machinery, Inc. (a)                                       2,300   $       26,542
                                                                                                    --------------
                                                                                                           225,750
                                                                                                    --------------
MACHINERY: CONSTRUCTION &   Astec Industries, Inc. (a)                                      4,517          121,688
HANDLING - 0.1%             NACCO Industries, Inc., Class A                                 1,387           69,073
                                                                                                    --------------
                                                                                                           190,761
                                                                                                    --------------
MACHINERY: ENGINES - 0.1%   Briggs & Stratton Corp. (b)                                    11,300          211,423
                            Harbin Electric, Inc. (a)                                       3,300           67,782
                                                                                                    --------------
                                                                                                           279,205
                                                                                                    --------------
MACHINERY: INDUSTRIAL -     Actuant Corp., Class A                                         16,300          302,039
1.2%                        Altra Holdings, Inc. (a)                                        6,700           82,745
                            Applied Industrial Technologies, Inc.                          10,690          235,928
                            Chart Industries, Inc. (a)                                      6,700          110,885
                            Colfax Corp. (a)                                                6,000           72,240
                            Columbus McKinnon Corp. (a)                                     4,736           64,694
                            DXP Enterprises, Inc. (a)                                       1,900           24,833
                            EnPro Industries, Inc. (a)                                      5,000          132,050
                            Flow International Corp. (a)                                    9,400           28,952
                            Graham Corp.                                                    2,400           49,680
                            John Bean Technologies Corp.                                    7,100          120,771
                            Kadant, Inc. (a)                                                3,170           50,593
                            MTS Systems Corp.                                               4,300          123,582
                            Middleby Corp. (a)                                              4,017          196,913
                            Nordson Corp.                                                   8,210          502,288
                            Sauer-Danfoss, Inc.                                             2,773           33,304
                            Tecumseh Products Co., Class A (a)                              4,428           51,763
                            Tennant Co.                                                     4,674          122,412
                            Twin Disc, Inc.                                                 2,100           21,924
                            Woodward Governor Co.                                          14,858          382,891
                                                                                                    --------------
                                                                                                         2,710,487
                                                                                                    --------------
MACHINERY: SPECIALTY -      Albany International Corp., Class A                             6,874          154,390
0.1%                        Cascade Corp.                                                   2,300           63,227
                            Duoyuan Printing, Inc. (a)                                      1,100            8,855
                            Hurco Companies, Inc. (a)                                       1,600           23,680
                            K-Tron International, Inc. (a)                                    600           65,244
                                                                                                    --------------
                                                                                                           315,396
                                                                                                    --------------
MANUFACTURED HOUSING -      Cavco Industries, Inc. (a)                                      1,600           57,472
 0.0%                       Skyline Corp.                                                   1,701           31,298
                                                                                                    --------------
                                                                                                            88,770
                                                                                                    --------------
MEDICAL & DENTAL            AGA Medical Holdings, Inc. (a)                                  2,700           39,879
INSTRUMENTS & SUPPLIES -    ATS Medical, Inc. (a)                                          12,900           41,667
2.7%                        Abiomed, Inc. (a)                                               7,700           67,298
                            Align Technology, Inc. (a)                                     14,500          258,390
                            Alphatec Holdings, Inc. (a)                                     6,700           35,778
                            American Medical Systems Holdings, Inc. (a)                    18,300          353,007
                            AngioDynamics, Inc. (a)                                         6,100           98,088
                            Atrion Corp.                                                      300           46,716
                            Bovie Medical Corp. (a)                                         4,700           36,707
                            CONMED Corp. (a)                                                7,228          164,798
                            Cantel Medical Corp.                                            2,500           50,450
                            Cardiovascular Systems, Inc. (a)                                2,700           12,393

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Conceptus, Inc. (a)                                             7,600   $      142,576
                            CryoLife, Inc. (a)                                              6,100           39,162
                            Cutera, Inc. (a)                                                3,100           26,381
                            Delcath Systems, Inc. (a)                                       6,400           32,896
                            Endologix, Inc. (a)                                            12,000           63,360
                            ev3, Inc. (a)                                                  17,732          236,545
                            Exactech, Inc. (a)                                              1,900           32,889
                            Hansen Medical, Inc. (a)                                        5,500           16,665
                            Heartware International, Inc. (a)                               1,200           42,564
                            Home Diagnostics, Inc. (a)                                      2,600           15,860
                            ICU Medical, Inc. (a)                                           2,750          100,210
                            Immucor, Inc. (a)                                              17,143          346,974
                            Insulet Corp. (a)                                               7,900          112,812
                            Integra LifeSciences Holdings Corp. (a)                         4,600          169,188
                            Invacare Corp.                                                  6,922          172,635
                            Landauer, Inc.                                                  2,278          139,869
                            MAKO Surgical Corp. (a)                                         3,600           39,960
                            Matrixx Initiatives, Inc. (a)                                     600            2,532
                            Medical Action Industries, Inc. (a)                             3,550           57,013
                            Meridian Bioscience, Inc.                                      10,200          219,810
                            Merit Medical Systems, Inc. (a)                                 6,810          131,365
                            Micrus Endovascular Corp. (a)                                   3,900           58,539
                            Neogen Corp. (a)                                                5,150          121,592
                            NuVasive, Inc. (a)                                              8,400          268,632
                            OraSure Technologies, Inc. (a)                                 11,559           58,720
                            Orthofix International NV (a)                                   4,300          133,171
                            Orthovita, Inc. (a)                                            15,800           55,458
                            Owens & Minor, Inc.                                             9,698          416,335
                            PSS World Medical, Inc. (a)                                    13,673          308,600
                            Quidel Corp. (a)                                                6,300           86,814
                            Rochester Medical Corp. (a)                                     2,300           25,599
                            Rockwell Medical Technologies, Inc. (a)                         3,300           25,377
                            Steris Corp.                                                   13,600          380,392
                            SurModics, Inc. (a)(b)                                          3,783           85,723
                            Symmetry Medical, Inc. (a)                                      9,000           72,540
                            Synovis Life Technologies, Inc. (a)                             2,200           28,402
                            Trans1, Inc. (a)                                                3,100           12,245
                            Utah Medical Products, Inc.                                       700           20,524
                            Vascular Solutions, Inc. (a)                                    4,300           36,077
                            Volcano Corp. (a)                                              12,000          208,560
                            West Pharmaceutical Services, Inc.                              7,776          304,819
                            Wright Medical Group, Inc. (a)                                  8,900          168,655
                            Young Innovations, Inc.                                         1,300           32,214
                                                                                                    --------------
                                                                                                         6,255,425
                                                                                                    --------------
MEDICAL EQUIPMENT - 1.7%    Abaxis, Inc. (a)                                                5,100          130,305
                            Accuray, Inc. (a)(b)                                           10,400           58,344
                            Affymetrix, Inc. (a)                                           17,700          103,368
                            Analogic Corp.                                                  3,272          126,005
                            Bruker BioSciences Corp. (a)                                   12,387          149,387
                            Cardiac Science Corp. (a)                                       4,800           10,704

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Cyberonics, Inc. (a)                                            6,769   $      138,358
                            Cynosure, Inc., Class A (a)                                     2,400           27,576
                            DexCom, Inc. (a)                                               12,000           96,960
                            Dionex Corp. (a)                                                4,431          327,318
                            Electro-Optical Sciences, Inc. (a)(b)                           4,800           49,728
                            Enteromedics, Inc. (a)(b)                                       4,700            2,632
                            Greatbatch, Inc. (a)                                            5,800          111,534
                            Haemonetics Corp. (a)                                           5,972          329,356
                            IRIS International, Inc. (a)                                    4,500           55,620
                            Luminex Corp. (a)                                              10,651          159,019
                            Masimo Corp. (a)                                               12,600          383,292
                            Merge Healthcare, Inc. (a)                                      6,100           20,496
                            Natus Medical, Inc. (a)                                         6,800          100,572
                            NxStage Medical, Inc. (a)                                       5,700           47,595
                            OSI Systems, Inc. (a)                                           3,800          103,664
                            Palomar Medical Technologies, Inc. (a)                          4,500           45,360
                            Sirona Dental Systems, Inc. (a)                                 4,300          136,482
                            Somanetics Corp. (a)                                            2,400           42,120
                            SonoSite, Inc. (a)                                              4,315          101,963
                            Spectranetic Corp. (a)                                          8,100           56,376
                            Stereotaxis, Inc. (a)                                           6,500           25,545
                            Thoratec Corp. (a)                                             13,147          353,917
                            Tomotherapy, Inc. (a)                                          10,300           40,170
                            Varian, Inc. (a)                                                6,935          357,430
                            Vital Images, Inc. (a)                                          3,600           45,684
                            Zoll Medical Corp. (a)                                          5,322          142,204
                                                                                                    --------------
                                                                                                         3,879,084
                                                                                                    --------------
MEDICAL SERVICES - 0.3%     America Service Group, Inc.                                     2,200           34,914
                            Bio-Reference Labs, Inc. (a)                                    2,600          101,894
                            Clarient, Inc. (a)                                              8,300           21,995
                            eResearch Technology, Inc. (a)                                 10,650           64,007
                            Genoptix, Inc. (a)                                              3,800          135,014
                            inVentiv Health, Inc. (a)                                       8,400          135,828
                            Kendle International, Inc. (a)                                  3,200           58,592
                            Nighthawk Radiology Holdings, Inc. (a)                          5,300           24,009
                            Parexel International Corp. (a)                                14,094          198,725
                            RadNet, Inc. (a)                                                6,900           14,076
                                                                                                    --------------
                                                                                                           789,054
                                                                                                    --------------
METAL FABRICATING - 0.7%    Ampco-Pittsburgh Corp.                                          2,100           66,213
                            Dynamic Materials Corp.                                         3,200           64,160
                            The Eastern Co.                                                 1,700           22,831
                            Hawk Corp., Class A (a)                                         1,300           22,893
                            Haynes International, Inc.                                      3,000           98,910
                            Kaydon Corp.                                                    7,626          272,706
                            L.B. Foster Co., Class A (a)                                    2,500           74,525
                            Lawson Products, Inc.                                             988           17,438
                            Mueller Industries, Inc.                                        9,382          233,049
                            Mueller Water Products, Inc., Series A                         36,260          188,552
                            Northwest Pipe Co. (a)                                          2,000           53,720
                            Omega Flex, Inc.                                                  600            8,400

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            RBC Bearings, Inc. (a)                                          5,500   $      133,815
                            RTI International Metals, Inc. (a)                              6,813          171,483
                            Worthington Industries, Inc.                                   14,900          194,743
                                                                                                    --------------
                                                                                                         1,623,438
                                                                                                    --------------
METALS & MINERALS:          AMCOL International Corp.                                       5,773          164,069
DIVERSIFIED - 0.4%          Brush Engineered Materials, Inc. (a)                            5,011           92,904
                            General Moly, Inc. (a)                                         15,600           32,448
                            Hecla Mining Co. (a)(b)                                        55,800          344,844
                            Minerals Technologies, Inc.                                     4,653          253,449
                            Oil-Dri Corp. of America                                          800           12,400
                            Paramount Gold and Silver Corp. (a)                            14,500           21,025
                            United States Lime & Minerals, Inc. (a)                           400           13,812
                            Uranerz Energy Corp. (a)                                       13,200           17,160
                                                                                                    --------------
                                                                                                           952,111
                                                                                                    --------------
OFFICE SUPPLIES &           ACCO Brands Corp. (a)                                          13,500           98,280
EQUIPMENT - 0.6%            Electronics for Imaging, Inc. (a)                              12,639          164,433
                            HNI Corp.                                                      11,100          306,693
                            Herman Miller, Inc.                                            13,500          215,730
                            Kimball International, Inc., Class B                            7,974           67,938
                            Knoll, Inc.                                                    11,900          122,927
                            Steelcase, Inc., Class A                                       17,500          111,300
                            United Stationers, Inc. (a)                                     5,869          333,653
                                                                                                    --------------
                                                                                                         1,420,954
                                                                                                    --------------
OFFSHORE DRILLING & OTHER   Hercules Offshore, Inc. (a)                                    26,800          128,104
SERVICES - 0.1%             Vantage Drilling Co. (a)                                       12,700           20,447
                                                                                                    --------------
                                                                                                           148,551
                                                                                                    --------------
OIL WELL EQUIPMENT &        Allis-Chalmers Energy, Inc. (a)(b)                             12,700           47,879
SERVICES - 1.4%             Basic Energy Services, Inc. (a)                                 5,300           47,170
                            Bolt Technology Corp. (a)                                       2,100           23,142
                            Boots & Coots, Inc. (a)                                        21,700           35,805
                            Bronco Drilling Co., Inc. (a)                                   4,700           23,829
                            CARBO Ceramics, Inc. (b)                                        4,402          300,084
                            Cal Dive International, Inc. (a)                               10,974           82,963
                            Complete Production Services, Inc. (a)                         14,600          189,800
                            Dawson Geophysical Co. (a)                                      1,500           34,665
                            Dril-Quip, Inc. (a)                                             7,076          399,652
                            Geokinetics, Inc. (a)                                           1,300           12,506
                            Global Industries Ltd. (a)                                     25,000          178,250
                            Gulf Island Fabrication, Inc.                                   3,017           63,448
                            Hornbeck Offshore Services, Inc. (a)                            5,040          117,331
                            ION Geophysical Corp. (a)                                      24,246          143,536
                            Key Energy Services, Inc. (a)                                  30,600          268,974
                            Lufkin Industries, Inc.                                         3,400          248,880
                            Matrix Service Co. (a)                                          6,500           69,225
                            Natural Gas Services Group (a)                                  3,000           56,550
                            Newpark Resources, Inc. (a)                                    22,220           93,991
                            OYO Geospace Corp. (a)                                          1,000           42,890
                            Parker Drilling Co. (a)                                        29,681          146,921
                            Pioneer Drilling Co. (a)                                       10,100           79,790
                            RPC, Inc.                                                       7,100           73,840

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Sulphco, Inc. (a)(b)                                           12,200   $        8,174
                            Superior Well Services, Inc. (a)                                3,800           54,188
                            T-3 Energy Services, Inc. (a)                                   3,100           79,050
                            Tetra Technologies, Inc. (a)                                   18,600          206,088
                            Union Drilling, Inc. (a)                                        2,600           16,250
                            Willbros Group, Inc. (a)                                        9,900          167,013
                                                                                                    --------------
                                                                                                         3,311,884
                                                                                                    --------------
OIL: CRUDE PRODUCERS -      ATP Oil & Gas Corp. (a)(b)                                      9,300          170,004
2.3%                        Apco Oil and Gas International, Inc.                            2,100           46,410
                            Approach Resources, Inc. (a)                                    3,500           27,020
                            Arena Resources, Inc. (a)                                       9,300          401,016
                            Atlas Energy, Inc.                                             16,087          485,345
                            BPZ Resources, Inc. (a)(b)                                     22,200          210,900
                            Berry Petroleum Co., Class A                                   10,602          309,048
                            Bill Barrett Corp. (a)                                          9,600          298,656
                            Brigham Exploration Co. (a)                                    23,200          314,360
                            CREDO Petroleum Corp. (a)                                       1,600           14,880
                            Carrizo Oil & Gas, Inc. (a)                                     6,900          182,781
                            Cheniere Energy, Inc. (a)                                      13,100           31,702
                            Clayton Williams Energy, Inc. (a)                               1,500           52,560
                            Contango Oil & Gas Co. (a)                                      3,000          141,030
                            Cubic Energy, Inc. (a)                                          5,300            7,897
                            Delta Petroleum Corp. (a)(b)                                   45,900           47,736
                            Endeavour International Corp. (a)                              28,500           30,780
                            FX Energy, Inc. (a)(b)                                         10,500           29,925
                            GMX Resources, Inc. (a)                                         7,100           97,554
                            GeoResources, Inc. (a)                                          1,800           24,588
                            Goodrich Petroleum Corp. (a)                                    5,500          133,925
                            Gran Tierra Energy, Inc. (a)                                   50,100          287,073
                            Gulfport Energy Corp. (a)                                       6,500           74,425
                            Harvest Natural Resources, Inc. (a)                             8,200           43,378
                            Isramco, Inc. (a)                                                 200           14,300
                            McMoRan Exploration Co. (a)(b)                                 17,900          143,558
                            Northern Oil And Gas, Inc. (a)                                  7,800           92,352
                            Oilsands Quest, Inc. (a)                                       48,600           55,890
                            Panhandle Oil & Gas, Inc.                                       1,800           46,620
                            Penn Virginia Corp.                                            10,616          226,015
                            Petroleum Development Corp. (a)                                 4,300           78,303
                            Petroquest Energy, Inc. (a)(b)                                 11,400           69,882
                            PrimeEnergy Corp. (a)                                             100            3,639
                            Rex Energy Corp. (a)                                            6,700           80,400
                            Rosetta Resources, Inc. (a)                                    12,800          255,104
                            Stone Energy Corp. (a)                                          9,798          176,854
                            Swift Energy Co. (a)                                            8,917          213,651
                            Toreador Resources Corp. (b)                                    5,500           54,450
                            Vaalco Energy, Inc.                                            14,600           66,430
                            Venoco, Inc. (a)                                                4,500           58,680
                            W&T Offshore, Inc.                                              8,300           97,110
                            Warren Resources, Inc. (a)                                     15,100           36,995

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Zion Oil & Gas, Inc. (a)                                        2,228   $       15,930
                                                                                                    --------------
                                                                                                         5,249,156
                                                                                                    --------------
OIL: INTEGRATED - 0.0%      Alon USA Energy, Inc.                                           1,800           12,312
                            CVR Energy, Inc. (a)                                            5,700           39,102
                            Delek US Holdings, Inc.                                         3,200           21,792
                            Western Refining, Inc. (a)(b)                                   8,900           41,919
                                                                                                    --------------
                                                                                                           115,125
                                                                                                    --------------
PAINTS & COATINGS - 0.2%    Chase Corp.                                                     1,800           21,258
                            Ferro Corp.                                                    19,676          162,130
                            H.B. Fuller Co.                                                11,980          272,545
                            North American Galvanizing & Coatings (a)                       2,800           13,580
                                                                                                    --------------
                                                                                                           469,513
                                                                                                    --------------
PAPER - 0.7%                Boise, Inc. (a)                                                 7,000           37,170
                            Buckeye Technologies, Inc. (a)                                  9,698           94,652
                            Clearwater Paper Corp. (a)                                      2,599          142,867
                            Domtar Corp. (a)                                               10,100          559,641
                            Kapstone Paper and Packaging Corp. (a)                          7,100           69,935
                            Neenah Paper, Inc.                                              3,800           53,010
                            P.H. Glatfelter Co.                                            11,301          137,307
                            Schweitzer-Mauduit International, Inc.                          4,120          289,842
                            Wausau Paper Corp.                                             10,842          125,767
                                                                                                    --------------
                                                                                                         1,510,191
                                                                                                    --------------
PERSONAL CARE - 0.3%        Chattem, Inc. (a)                                               4,600          429,180
                            Female Health Co. (a)                                           3,500           16,555
                            Mannatech, Inc.                                                 3,900           12,168
                            Orchids Paper Products Co. (a)                                  1,400           28,028
                            USANA Health Sciences, Inc. (a)                                 1,600           51,040
                            WD-40 Co.                                                       4,089          132,320
                                                                                                    --------------
                                                                                                           669,291
                                                                                                    --------------
PHARMACEUTICALS - 1.7%      Acura Pharmaceuticals, Inc. (a)                                 2,100           11,193
                            Adolor Corp. (a)                                               11,600           16,936
                            Akorn, Inc. (a)                                                13,100           23,449
                            Alkermes, Inc. (a)                                             23,600          222,076
                            Allion Healthcare, Inc. (a)                                     4,700           30,832
                            American Oriental Bioengineering, Inc. (a)                     15,500           72,075
                            Ardea Biosciences, Inc. (a)                                     3,300           46,200
                            Auxilium Pharmaceuticals, Inc. (a)                             11,000          329,780
                            Avanir Pharmaceuticals, Inc. (a)(b)                            16,700           31,730
                            BMP Sunstone Corp. (a)                                          8,800           50,072
                            BioCryst Pharmaceuticals, Inc. (a)(b)                           5,800           37,468
                            Biospecifics Technologies (a)                                     800           23,480
                            Cadence Pharmaceuticals, Inc. (a)(b)                            6,000           58,020
                            Cambrex Corp. (a)                                               7,285           40,650
                            Caraco Pharmaceutical Laboratories Ltd. (a)                     2,600           15,704
                            China Sky One Medical, Inc. (a)(b)                              2,800           63,700
                            Cumberland Pharmaceuticals, Inc. (a)                            1,800           24,462
                            Depomed, Inc. (a)                                              12,800           42,880
                            Durect Corp. (a)                                               20,100           49,647
                            Hi-Tech Pharmacal Co., Inc. (a)                                 1,800           50,490
                            Impax Laboratories, Inc. (a)                                   15,200          206,720

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Infinity Pharmaceuticals, Inc. (a)                              5,000   $       30,900
                            Inspire Pharmaceuticals, Inc. (a)                              14,100           77,832
                            Isis Pharmaceuticals, Inc. (a)                                 23,089          256,288
                            Ista Pharmaceuticals, Inc. (a)                                  9,100           41,496
                            Javelin Pharmaceuticals, Inc. (a)                              12,600           16,380
                            K-V Pharmaceutical Co., Class A (a)                             8,700           31,929
                            Lannett Co., Inc. (a)                                           2,100           12,411
                            MAP Pharmaceuticals, Inc. (a)                                   1,800           17,154
                            Medicines Co. (a)                                              13,227          110,313
                            Medicis Pharmaceutical Corp., Class A                          13,700          370,585
                            MiddleBrook Pharmaceuticals, Inc. (a)                           9,100            4,641
                            Obagi Medical Products, Inc. (a)                                4,300           51,600
                            Optimer Pharmaceuticals, Inc. (a)(b)                            7,200           81,216
                            Pain Therapeutics, Inc. (a)                                     8,700           46,632
                            Par Pharmaceutical Cos., Inc. (a)                               8,000          216,480
                            Pozen, Inc. (a)                                                 6,400           38,336
                            Prestige Brands Holdings, Inc. (a)                              8,300           65,238
                            Questcor Pharmaceuticals, Inc. (a)                             14,400           68,400
                            SIGA Technologies, Inc. (a)                                     6,900           40,020
                            Salix Pharmaceuticals Ltd. (a)                                 13,000          330,200
                            Santarus, Inc. (a)                                             12,300           56,826
                            Sciclone Pharmaceuticals, Inc. (a)                             10,300           23,999
                            Spectrum Pharmaceuticals, Inc. (a)                              9,500           42,180
                            SuperGen, Inc. (a)                                             13,800           36,156
                            Vical, Inc. (a)                                                 9,000           29,610
                            Vivus, Inc. (a)(b)                                             18,900          173,691
                            Xenoport, Inc. (a)                                              7,100          131,776
                                                                                                    --------------
                                                                                                         3,849,853
                                                                                                    --------------
PHOTOGRAPHY - 0.1%          CPI Corp.                                                       1,200           14,736
                            Eastman Kodak Co. (b)                                          66,000          278,520
                                                                                                    --------------
                                                                                                           293,256
                                                                                                    --------------
PLASTICS - 0.0%             Spartech Corp.                                                  7,654           78,530
                                                                                                    --------------

POWER TRANSMISSION          Advanced Energy Industries, Inc. (a)                            8,212          123,837
EQUIPMENT - 0.3%            Maxwell Technologies, Inc. (a)                                  5,600           99,904
                            Powell Industries, Inc. (a)                                     1,931           60,884
                            Regal-Beloit Corp.                                              8,551          444,139
                            Vicor Corp. (a)                                                 4,796           44,603
                                                                                                    --------------
                                                                                                           773,367
                                                                                                    --------------
PRECIOUS METALS &           Horsehead Holding Corp. (a)                                    10,000          127,500
MINERALS - 0.1%             Stillwater Mining Co. (a)                                      10,064           95,407
                                                                                                    --------------
                                                                                                           222,907
                                                                                                    --------------
PRINTING & COPYING          Cenveo, Inc. (a)                                               12,100          105,875
SERVICES - 0.0%
PRODUCER DURABLES:          Blount International, Inc. (a)                                  9,600           96,960
MISCELLANEOUS - 0.1%        China Fire & Security Group, Inc. (a)(b)                        3,500           47,355
                                                                                                    --------------
                                                                                                           144,315
                                                                                                    --------------
PRODUCTION TECHNOLOGY       ATMI, Inc. (a)(c)                                               7,857          146,297
EQUIPMENT - 1.0%            Brooks Automation, Inc. (a)                                    16,078          137,949
                            Cognex Corp.                                                    9,956          176,420
                            Cohu, Inc.                                                      5,818           81,161
                            Cymer, Inc. (a)                                                 7,000          268,660

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Electro Scientific Industries, Inc. (a)                         6,761   $       73,154
                            Entegris, Inc. (a)                                             30,292          159,942
                            FEI Co. (a)                                                     9,455          220,869
                            Intevac, Inc. (a)                                               5,500           63,085
                            Kulicke & Soffa Industries, Inc. (a)                           15,656           84,386
                            MKS Instruments, Inc. (a)                                      12,300          214,143
                            Photronics, Inc. (a)                                           11,079           49,302
                            Rudolph Technologies, Inc. (a)                                  7,573           50,891
                            Tessera Technologies, Inc. (a)                                 11,800          274,586
                            Ultratech, Inc. (a)                                             4,990           74,151
                            Veeco Instruments, Inc. (a)                                     8,927          294,948
                                                                                                    --------------
                                                                                                         2,369,944
                                                                                                    --------------
PUBLISHING - 0.2%           Courier Corp.                                                   2,450           34,912
                            Dolan Media Co. (a)                                             6,500           66,365
                            Journal Communications, Inc., Class A                           9,800           38,122
                            Martha Stewart Living Omnimedia, Inc.,                          6,682           33,009
                            Class A (a)(b)
                            Primedia, Inc.                                                  5,900           21,299
                            Scholastic Corp.                                                5,860          174,804
                                                                                                    --------------
                                                                                                           368,511
                                                                                                    --------------
RADIO & TV BROADCASTERS -   Crown Media Holdings, Inc., Class A (a)                         2,698            3,912
0.1%                        Fisher Communications, Inc. (a)                                 1,500           24,375
                            Lin TV Corp., Class A (a)                                       6,700           29,882
                            Outdoor Channel Holdings, Inc. (a)                              3,800           22,040
                            Sinclair Broadcast Group, Inc., Class A                        12,064           48,618
                                                                                                    --------------
                                                                                                           128,827
                                                                                                    --------------
RAILROAD EQUIPMENT - 0.1%   American Railcar Industries, Inc.                               2,300           25,346
                            Freightcar America, Inc.                                        2,500           49,575
                            Greenbrier Cos., Inc.                                           4,300           44,634
                            Portec Rail Products, Inc.                                      1,500           16,065
                                                                                                    --------------
                                                                                                           135,620
                                                                                                    --------------
RAILROADS - 0.1%            Genesee & Wyoming, Inc., Class A (a)                            8,875          289,680
                            RailAmerica, Inc. (a)                                           4,400           53,680
                                                                                                    --------------
                                                                                                           343,360
                                                                                                    --------------
REAL ESTATE - 0.2%          American Realty Investors, Inc. (a)                               400            4,900
                            Avatar Holdings, Inc. (a)                                       1,500           25,515
                            China Housing & Land Development (a)(b)                         7,100           29,323
                            Consolidated-Tomoka Land Co.                                    1,400           48,916
                            Forestar Group, Inc. (a)(b)                                     8,828          194,039
                            Griffin Land & Nurseries, Inc.                                    700           20,391
                            Tejon Ranch Co. (a)                                             2,715           79,332
                            United Capital Corp. (a)                                          300            7,146
                                                                                                    --------------
                                                                                                           409,562
                                                                                                    --------------
REAL ESTATE INVESTMENT      Acadia Realty Trust                                             9,913          167,232
TRUSTS (REITS) - 6.2%       Agree Realty Corp.                                              1,900           44,251
                            Alexander's, Inc. (a)                                             467          142,164
                            American Campus Communities, Inc.                              12,903          362,574
                            American Capital Agency Corp.                                   3,500           92,890
                            Anworth Mortgage Asset Corp.                                   25,500          178,500
                            Apollo Commercial Real Estate Finance, Inc. (a)                 1,800           32,382

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Ashford Hospitality Trust, Inc. (a)                            14,080   $       65,331
                            Associated Estates Realty Corp.                                 3,600           40,572
                            BioMed Realty Trust, Inc.                                      24,220          382,192
                            CBL & Associates Properties, Inc.                              33,800          326,846
                            CapLease, Inc.                                                 11,100           48,618
                            Capstead Mortgage Corp.                                        15,800          215,670
                            Care Investment Trust, Inc.                                     2,900           22,562
                            Cedar Shopping Centers, Inc.                                    9,800           66,640
                            Cogdell Spencer, Inc.                                           6,900           39,054
                            Colonial Properties Trust                                      15,300          179,469
                            Colony Financial, Inc.                                          2,900           59,073
                            Cousins Properties, Inc.                                       16,809          128,253
                            CreXus Investment Corp. (a)                                     2,500           34,900
                            Cypress Sharpridge Investments, Inc.                            3,800           51,338
                            DCT Industrial Trust, Inc.                                     48,310          242,516
                            Developers Diversified Realty Corp.                            37,700          349,102
                            DiamondRock Hospitality Co.                                    27,380          231,909
                            DuPont Fabros Technology, Inc.                                  6,900          124,131
                            Dynex Capital Corp.                                             2,600           22,698
                            EastGroup Properties, Inc.                                      6,227          238,370
                            Education Realty Trust, Inc.                                   12,400           60,016
                            Entertainment Properties Trust                                  9,680          341,414
                            Equity Lifestyle Properties, Inc.                               6,094          307,564
                            Equity One, Inc. (b)                                            7,800          126,126
                            Extra Space Storage, Inc.                                      21,550          248,903
                            FelCor Lodging Trust, Inc. (a)                                 16,170           58,212
                            First Industrial Realty Trust, Inc.                            11,400           59,622
                            First Potomac Realty Trust                                      6,900           86,733
                            Franklin Street Properties Corp.                               15,500          226,455
                            Getty Realty Corp.                                              4,300          101,179
                            Gladstone Commercial Corp.                                      2,400           32,184
                            Glimcher Realty Trust                                          12,556           33,901
                            Government Properties Income Trust                              2,700           62,046
                            Gramercy Capital Corp. (a)                                     10,702           27,718
                            Hatteras Financial Corp.                                        8,300          232,068
                            Healthcare Realty Trust, Inc.                                  14,100          302,586
                            Hersha Hospitality Trust                                       10,700           33,598
                            Highwoods Properties, Inc.                                     17,300          576,955
                            Home Properties, Inc.                                           8,120          387,405
                            Inland Real Estate Corp.                                       16,900          137,735
                            Invesco Mortgage Capital, Inc.                                  2,100           47,796
                            Investors Real Estate Trust                                    16,400          147,600
                            iStar Financial, Inc. (a)(b)                                   26,000           66,560
                            Kilroy Realty Corp. (b)                                        10,200          312,834
                            Kite Realty Group Trust                                         9,740           39,642
                            LTC Properties, Inc.                                            5,800          155,150
                            LaSalle Hotel Properties                                       15,420          327,367
                            Lexington Corporate Properties Trust                           22,643          137,669
                            MFA Financial, Inc.                                            67,700          497,595
                            Medical Properties Trust, Inc.                                 20,100          201,000

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Mid-America Apartment Communities, Inc.                         6,529   $      315,220
                            Mission West Properties, Inc.                                   3,800           27,322
                            Monmouth Real Estate Investment Corp., Class A                  4,900           36,456
                            National Health Investors, Inc.                                 6,429          237,809
                            National Retail Properties, Inc.                               19,675          417,504
                            NorthStar Realty Finance Corp. (b)                             14,963           51,323
                            Omega Healthcare Investors, Inc.                               20,400          396,780
                            PS Business Parks, Inc.                                         4,208          210,610
                            Parkway Properties, Inc.                                        5,504          114,593
                            Pennsylvania Real Estate Investment Trust (b)                   8,932           75,565
                            PennyMac Mortgage Investment Trust (a)                          3,500           60,130
                            Post Properties, Inc.                                          11,086          217,286
                            Potlatch Corp.                                                  9,947          317,110
                            RAIT Investment Trust (b)                                      16,210           21,235
                            Ramco-Gershenson Properties Trust                               5,400           51,516
                            Redwood Trust, Inc.                                            19,195          277,560
                            Resource Capital Corp.                                          5,200           25,584
                            Saul Centers, Inc.                                              1,522           49,861
                            Sovran Self Storage, Inc.                                       6,280          224,384
                            Starwood Property Trust, Inc.                                  10,500          198,345
                            Strategic Hotel Capital, Inc. (a)(b)                           19,850           36,921
                            Sun Communities, Inc.                                           4,143           81,824
                            Sunstone Hotel Investors, Inc.                                 24,521          217,746
                            Tanger Factory Outlet Centers, Inc.                             9,622          375,162
                            Transcontinental Realty Investors, Inc. (a)                       700            8,337
                            U-Store-It Trust                                               18,670          136,664
                            UMH Properties, Inc.                                            2,000           16,960
                            Universal Health Realty Income Trust                            2,927           93,752
                            Urstadt Biddle Properties, Inc., Class A                        5,100           77,877
                            Walter Investment Management Corp.                              4,900           70,217
                            Washington REIT                                                14,365          395,756
                            Winthrop Realty Trust                                           2,637           28,638
                                                                                                    --------------
                                                                                                        14,130,917
                                                                                                    --------------
RECREATIONAL VEHICLES & %   Brunswick Corp.                                                21,800          277,078
BOATS - 0.3                 Drew Industries, Inc. (a)                                       4,700           97,055
                            Marine Products Corp.                                           2,331           11,492
                            Polaris Industries, Inc. (b)                                    7,500          327,225
                            Winnebago Industries, Inc. (a)                                  7,190           87,718
                                                                                                    --------------
                                                                                                           800,568
                                                                                                    --------------
RENTAL & LEASING            Amerco, Inc. (a)                                                2,200          109,384
SERVICES: CONSUMER - 0.4%   Avis Budget Group, Inc. (a)                                    23,800          312,256
                            Dollar Thrifty Automotive Group, Inc. (a)                       6,495          166,337
                            Rent-A-Center, Inc. (a)                                        15,200          269,344
                                                                                                    --------------
                                                                                                           857,321
                                                                                                    --------------
RESTAURANTS - 1.3%          AFC Enterprises, Inc. (a)                                       6,200           50,592
                            BJ's Restaurants, Inc. (a)                                      4,800           90,336
                            Benihana, Inc., Class A (a)                                     3,700           14,023
                            Bob Evans Farms, Inc.                                           7,680          222,336
                            Buffalo Wild Wings, Inc. (a)(b)                                 4,050          163,093
                            CEC Entertainment, Inc. (a)                                     5,550          177,156

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            CKE Restaurants, Inc.                                          12,800   $      108,288
                            California Pizza Kitchen, Inc. (a)                              5,150           69,267
                            Caribou Coffee Co., Inc. (a)                                    1,400           10,808
                            Carrols Restaurant Group, Inc. (a)                              2,500           17,675
                            The Cheesecake Factory, Inc. (a)                               13,800          297,942
                            Cracker Barrel Old Country Store, Inc.                          5,100          193,749
                            Denny's Corp. (a)(b)                                           24,000           52,560
                            DineEquity, Inc. (a)(b)                                         4,448          108,042
                            Domino's Pizza, Inc. (a)                                        9,650           80,867
                            Einstein Noah Restaurant Group, Inc. (a)                        1,000            9,830
                            Frisch's Restaurants, Inc.                                        600           14,310
                            Jack in the Box, Inc. (a)                                      13,536          266,253
                            Krispy Kreme Doughnuts, Inc. (a)                               14,600           43,070
                            Landry's Restaurants, Inc. (a)                                  1,596           33,979
                            Luby's, Inc. (a)                                                4,800           17,664
                            McCormick & Schmick's Seafood Restaurants,                      3,400           23,664
                               Inc. (a)
                            O'Charleys, Inc. (a)                                            4,684           30,680
                            P.F. Chang's China Bistro, Inc. (a)                             5,408          205,017
                            Papa John's International, Inc. (a)                             4,796          112,035
                            Red Robin Gourmet Burgers, Inc. (a)                             3,200           57,280
                            Ruby Tuesday, Inc. (a)                                         15,300          110,160
                            Ruth's Hospitality Group, Inc. (a)                              5,000           10,450
                            Sonic Corp. (a)                                                14,820          149,237
                            The Steak N Shake Co. (a)                                         291           94,319
                            Texas Roadhouse, Inc., Class A (a)                             12,300          138,129
                                                                                                    --------------
                                                                                                         2,972,811
                                                                                                    --------------
SCIENTIFIC INSTRUMENTS:     Brady Corp.                                                    11,694          350,937
CONTROL & FILTER - 0.8%     CIRCOR International, Inc.                                      4,300          108,274
                            China Security & Surveillance Technology, Inc. (a)              9,500           72,580
                            ESCO Technologies, Inc.                                         6,532          234,172
                            Energy Recovery, Inc. (a)(b)                                    8,900           61,232
                            Flanders Corp. (a)                                              3,800           16,948
                            The Gorman-Rupp Co.                                             3,597           99,421
                            ICx Technologies, Inc. (a)                                      2,800           26,656
                            L-1 Identity Solutions, Inc. (a)                               18,428          138,026
                            Mine Safety Appliances Co.                                      6,526          173,135
                            PMFG, Inc. (a)                                                  3,300           53,493
                            RAE Systems, Inc. (a)                                          12,500           13,750
                            Robbins & Myers, Inc.                                           6,424          151,092
                            Sun Hydraulics, Inc.                                            2,850           74,813
                            Watts Water Technologies, Inc., Class A                         7,236          223,737
                            X-Rite, Inc. (a)                                                8,200           17,876
                                                                                                    --------------
                                                                                                         1,816,142
                                                                                                    --------------
SCIENTIFIC INSTRUMENTS:     A.O. Smith Corp.                                                5,081          220,465
ELECTRICAL - 1.1%           AZZ, Inc. (a)                                                   2,600           85,020
                            Advanced Battery Technologies, Inc. (a)(b)                     11,700           46,800
                            American Superconductor Corp. (a)(b)                           10,200          417,180
                            Baldor Electric Co.                                            11,501          323,063
                            Broadwind Energy, Inc. (a)(b)                                   7,600           61,484

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            China BAK Battery, Inc. (a)                                     9,400   $       26,132
                            Ener1, Inc. (a)(b)                                             11,600           73,544
                            EnerSys (a)                                                     9,200          201,204
                            Franklin Electric Co., Inc.                                     5,860          170,409
                            GrafTech International Ltd. (a)                                29,444          457,854
                            Houston Wire & Cable Co.                                        4,400           52,360
                            Littelfuse, Inc. (a)                                            5,460          175,539
                            Preformed Line Products Co.                                       500           21,900
                            SatCon Technology Corp. (a)                                    14,600           41,172
                            Taser International, Inc. (a)                                  15,500           67,890
                            Ultralife Batteries, Inc. (a)                                   3,100           13,392
                            Valence Technology, Inc. (a)                                   12,800           11,648
                                                                                                    --------------
                                                                                                         2,467,056
                                                                                                    --------------
SCIENTIFIC INSTRUMENTS:     Badger Meter, Inc.                                              3,300          131,406
GAUGES & METERS - 0.1%      Faro Technologies, Inc. (a)                                     4,100           87,904
                            Measurement Specialties, Inc. (a)                               3,600           36,180
                            Smartheat, Inc. (a)                                             1,600           23,232
                            Zygo Corp. (a)                                                  3,800           25,574
                                                                                                    --------------
                                                                                                           304,296
                                                                                                    --------------
SCIENTIFIC INSTRUMENTS:     American Ecology Corp.                                          4,700           80,088
POLLUTION CONTROL - 0.4%    Clean Harbors, Inc. (a)                                         5,100          304,011
                            Darling International, Inc. (a)                                20,900          175,142
                            EnergySolutions, Inc.                                          19,100          162,159
                            Fuel Tech, Inc. (a)                                             4,700           38,399
                            Heritage Crystal Clean, Inc. (a)                                1,000           10,460
                            Met-Pro Corp.                                                   3,600           38,232
                            Metalico, Inc. (a)                                              6,700           32,964
                            Perma-Fix Environmental Services (a)                           14,000           31,780
                            Team, Inc. (a)                                                  4,700           88,407
                            Waste Services, Inc. (a)                                        3,733           34,008
                                                                                                    --------------
                                                                                                           995,650
                                                                                                    --------------
SECURITIES BROKERAGE &      BGC Partners, Inc.                                             12,323           56,932
SERVICES - 0.9%             E*Trade Financial Corp. (a)                                   372,500          651,875
                            GFI Group, Inc.                                                16,200           74,034
                            Gladstone Investment Corp.                                      5,500           25,080
                            International Assets Holding Corp., Inc. (a)                    3,155           45,874
                            KBW, Inc. (a)                                                   8,700          238,032
                            Knight Capital Group, Inc., Class A (a)                        21,600          332,640
                            LaBranche & Co., Inc. (a)                                      14,600           41,464
                            MF Global Ltd. (a)                                             23,600          164,020
                            MarketAxess Holdings, Inc.                                      7,900          109,810
                            optionsXpress Holdings, Inc.                                   10,600          163,770
                            Penson Worldwide, Inc. (a)(b)                                   5,200           47,112
                            SWS Group, Inc.                                                 6,106           73,883
                            TradeStation Group, Inc. (a)                                    8,100           63,909
                                                                                                    --------------
                                                                                                         2,088,435
                                                                                                    --------------
SEMICONDUCTORS &            Actel Corp. (a)                                                 6,516           77,410
COMPONENTS - 2.5%           Advanced Analogic Technologies, Inc. (a)                       10,700           42,158
                            Amkor Technology, Inc. (a)                                     27,400          196,184
                            Anadigics, Inc. (a)                                            15,800           66,676

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Applied Micro Circuits Corp. (a)                               16,400   $      122,508
                            Atheros Communications, Inc. (a)                               15,370          526,269
                            Cavium Networks, Inc. (a)                                       8,800          209,704
                            Ceva, Inc. (a)                                                  5,000           64,300
                            Cirrus Logic, Inc. (a)                                         14,300           97,526
                            DSP Group, Inc. (a)                                             5,783           32,558
                            Diodes, Inc. (a)                                                7,812          159,755
                            Emcore Corp. (a)                                               18,900           20,223
                            Entropic Communications, Inc. (a)                              14,500           44,515
                            Exar Corp. (a)                                                  9,227           65,604
                            FormFactor, Inc. (a)                                           11,300          245,888
                            Hittite Microwave Corp. (a)                                     5,200          211,900
                            IXYS Corp. (a)                                                  5,737           42,569
                            Kopin Corp. (a)                                                16,900           70,642
                            Lattice Semiconductor Corp. (a)                                23,700           63,990
                            MIPS Technologies, Inc. (a)                                    11,000           48,070
                            Micrel, Inc.                                                   11,300           92,660
                            Microsemi Corp. (a)                                            19,290          342,397
                            Microtune, Inc. (a)                                            12,500           28,250
                            Monolithic Power Systems, Inc. (a)                              8,200          196,554
                            NetLogic Microsystems, Inc. (a)                                 4,100          189,666
                            Omnivision Technologies, Inc. (a)                              11,200          162,736
                            PLX Technology, Inc. (a)                                        8,400           27,132
                            ParkerVision, Inc. (a)(b)                                       7,300           13,359
                            Pericom Semiconductor Corp. (a)                                 6,693           77,170
                            Power Integrations, Inc.                                        5,400          196,344
                            RF Micro Devices, Inc. (a)                                     65,284          311,405
                            Rubicon Technology, Inc. (a)(b)                                 3,100           62,961
                            Semtech Corp. (a)                                              14,800          251,748
                            Sigma Designs, Inc. (a)                                         6,500           69,550
                            Silicon Image, Inc. (a)                                        18,676           48,184
                            Silicon Storage Technology, Inc. (a)                           19,858           50,836
                            Skyworks Solutions, Inc. (a)                                   40,033          568,068
                            Standard Microsystems Corp. (a)                                 5,510          114,498
                            Supertex, Inc. (a)                                              2,267           67,557
                            Techwell, Inc. (a)                                              3,600           47,520
                            Trident Microsystems, Inc. (a)                                 15,800           29,388
                            TriQuint Semiconductor, Inc. (a)                               33,836          203,016
                            Virage Logic Corp. (a)                                          4,800           26,400
                            Volterra Semiconductor Corp. (a)                                5,000           95,600
                            White Electronic Designs Corp. (a)                              5,300           24,751
                            Zoran Corp. (a)                                                11,408          126,058
                                                                                                    --------------
                                                                                                         5,832,257
                                                                                                    --------------
SHIPPING - 0.6%             American Commercial Lines, Inc. (a)                             2,250           41,242
                            DHT Maritime, Inc.                                             10,100           37,168
                            Eagle Bulk Shipping, Inc. (a)(b)                               13,700           67,815
                            Genco Shipping & Trading Ltd. (b)                               5,900          132,042
                            General Maritime Corp.                                         12,140           84,859
                            Golar LNG Ltd.                                                  8,600          110,252
                            Gulfmark Offshore, Inc. (a)                                     5,500          155,705

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Horizon Lines, Inc., Class A                                    7,500   $       41,775
                            International Shipholding Corp.                                 1,400           43,498
                            Knightsbridge Tankers Ltd.                                      4,200           55,692
                            Nordic American Tanker Shipping Ltd. (b)                       10,500          315,000
                            Ship Finance International Ltd.                                11,200          152,656
                            TBS International Ltd. (a)                                      2,800           20,580
                            Teekay Tankers Ltd., Class A                                    1,600           13,648
                            Ultrapetrol Bahamas Ltd. (a)                                    5,400           25,704
                                                                                                    --------------
                                                                                                         1,297,636
                                                                                                    --------------
SPECIALTY RETAIL - 3.2%     1-800-FLOWERS.COM, Inc., Class A (a)                            6,524           17,289
                            America's Car Mart, Inc. (a)                                    2,300           60,559
                            AnnTaylor Stores Corp. (a)                                     13,500          184,140
                            Asbury Automotive Group, Inc. (a)                               7,900           91,087
                            bebe Stores, Inc.                                               5,500           34,485
                            Big 5 Sporting Goods Corp.                                      5,500           94,490
                            Blue Nile, Inc. (a)                                             3,200          202,656
                            Books-A-Million, Inc.                                           1,500           10,080
                            Borders Group, Inc. (a)                                        11,200           13,216
                            Brown Shoe Co., Inc.                                           10,527          103,901
                            The Buckle, Inc. (b)                                            6,009          175,944
                            Build-A-Bear Workshop, Inc. (a)                                 4,100           20,049
                            Cabela's, Inc., Class A (a)(b)                                  8,900          126,914
                            The Cato Corp., Class A                                         6,295          126,278
                            Charming Shoppes, Inc. (a)                                     28,840          186,595
                            The Children's Place Retail Stores, Inc. (a)                    4,985          164,555
                            Christopher & Banks Corp.                                       8,928           68,031
                            Citi Trends, Inc. (a)                                           3,700          102,194
                            Coldwater Creek, Inc. (a)                                      14,300           63,778
                            Collective Brands, Inc. (a)                                    14,900          339,273
                            Conn's, Inc. (a)(b)                                             2,400           14,016
                            DSW, Inc., Class A (a)                                          2,600           67,288
                            Destination Maternity Corp. (a)                                 1,400           26,600
                            Dress Barn, Inc. (a)                                           13,982          322,984
                            The Finish Line, Inc., Class A                                 10,580          132,779
                            Gander Mountain Co. (a)                                         1,000            5,100
                            Genesco, Inc. (a)                                               5,238          143,835
                            Group 1 Automotive, Inc.                                        5,432          153,997
                            Gymboree Corp. (a)                                              6,758          293,905
                            Haverty Furniture Cos., Inc.                                    4,436           60,906
                            hhgregg, Inc. (a)                                               2,800           61,684
                            Hibbett Sports, Inc. (a)                                        6,275          137,987
                            Hot Topic, Inc. (a)                                             9,181           58,391
                            Jo-Ann Stores, Inc. (a)                                         6,105          221,245
                            Jos. A. Bank Clothiers, Inc. (a)                                4,133          174,371
                            Lithia Motors, Inc., Class A (b)                                4,500           36,990
                            Men's Wearhouse, Inc.                                          12,900          271,674
                            Midas, Inc. (a)                                                 3,542           29,930
                            Monro Muffler, Inc.                                             3,650          122,056
                            New York & Co. (a)                                              5,800           24,882
                            Nu Skin Enterprises, Inc., Class A                             11,426          307,017

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            OfficeMax, Inc. (a)                                            18,800   $      238,572
                            Pacific Sunwear of California, Inc. (a)                        16,600           66,068
                            The Pep Boys - Manny, Moe & Jack                               11,966          101,232
                            Pier 1 Imports, Inc. (a)                                       26,299          133,862
                            Regis Corp.                                                    13,100          203,967
                            Retail Ventures, Inc. (a)                                       6,200           55,118
                            Rue21, Inc. (a)                                                 1,300           36,517
                            Sally Beauty Co., Inc. (a)                                     23,500          179,775
                            Shoe Carnival, Inc. (a)                                         2,100           42,987
                            Shutterfly, Inc. (a)                                            4,400           78,364
                            Sonic Automotive, Inc.                                          6,900           71,691
                            Stage Stores, Inc.                                              9,550          118,038
                            Stamps.com, Inc. (a)                                            3,403           30,627
                            Stein Mart, Inc. (a)                                            6,324           67,414
                            Syms Corp. (a)                                                  1,600           11,568
                            Systemax, Inc.                                                  2,400           37,704
                            The Talbots, Inc. (b)                                           6,100           54,351
                            Ticketmaster Entertainment (a)                                  9,200          112,424
                            Tractor Supply Co. (a)                                          8,700          460,752
                            Ulta Salon Cosmetics & Fragrance, Inc. (a)                      6,900          125,304
                            Vitacost.com, Inc. (a)                                          1,900           19,798
                            Vitamin Shoppe, Inc. (a)                                        1,700           37,808
                            The Wet Seal, Inc., Class A (a)                                23,600           81,420
                            Zale Corp. (a)(b)                                               5,000           13,600
                            Zumiez, Inc. (a)                                                4,900           62,328
                                                                                                    --------------
                                                                                                         7,294,440
                                                                                                    --------------
STEEL - 0.1%                China Precision Steel, Inc. (a)(b)                              9,000           18,450
                            General Steel Holdings, Inc. (a)                                3,300           14,553
                            Olympic Steel, Inc.                                             1,900           61,902
                            Sutor Technology Group Ltd. (a)                                 1,900            5,054
                            Universal Stainless & Alloy Products, Inc. (a)                  1,700           32,062
                                                                                                    --------------
                                                                                                           132,021
                                                                                                    --------------
SUGAR - 0.0%                Imperial Sugar Co., New Shares                                  2,500           43,600
                                                                                                    --------------
SYNTHETIC FIBERS &          Zoltek Cos., Inc. (a)(b)                                        6,900           65,550
CHEMICALS - 0.0%
                                                                                                    --------------
TECHNOLOGY: MISCELLANEOUS   Benchmark Electronics, Inc. (a)                                16,329          308,781
 - 0.3%                     CTS Corp.                                                       8,368           80,500
                            LaBarge, Inc. (a)                                               3,000           36,150
                            Plexus Corp. (a)                                                9,898          282,093
                            Vocus, Inc. (a)                                                 4,100           73,800
                                                                                                    --------------
                                                                                                           781,324
                                                                                                    --------------
TELECOMMUNICATIONS          ADC Telecommunications, Inc. (a)                               22,000          136,620
EQUIPMENT - 0.4%            Applied Signal Technology, Inc.                                 2,600           50,154
                            Arris Group, Inc. (a)                                          30,500          348,615
                            Brightpoint, Inc. (a)                                          12,530           92,095
                            Cogo Group, Inc. (a)                                            5,800           42,746
                            Communications System, Inc.                                     1,300           16,172
                            Mastec, Inc. (a)                                               12,900          161,250
                            OpNext, Inc. (a)                                                6,700           12,730
                            Powerwave Technologies, Inc. (a)                               30,977           39,031
                            Symmetricom, Inc. (a)                                          11,300           58,760

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            UTStarcom, Inc. (a)(b)                                         27,000   $       59,130
                                                                                                    --------------
                                                                                                         1,017,303
                                                                                                    --------------
TEXTILE PRODUCTS - 0.1%     Interface, Inc., Class A                                       12,621          104,881
                            Unifi, Inc. (a)                                                10,800           41,904
                                                                                                    --------------
                                                                                                           146,785
                                                                                                    --------------
TEXTILES APPAREL & SHOES    American Apparel, Inc. (a)                                      8,500           26,350
- 2.1%                      Carter's, Inc. (a)                                             13,200          346,500
                            Cherokee, Inc.                                                  1,900           33,858
                            Columbia Sportswear Co. (b)                                     2,800          109,312
                            Crocs, Inc. (a)                                                20,900          120,175
                            Deckers Outdoor Corp. (a)                                       3,000          305,160
                            FGX International Holdings Ltd. (a)                             3,400           66,606
                            G-III Apparel Group, Ltd. (a)                                   3,300           71,511
                            Iconix Brand Group, Inc. (a)                                   17,300          218,845
                            J. Crew Group, Inc. (a)                                        12,070          540,012
                            Jones Apparel Group, Inc.                                      20,900          335,654
                            K-Swiss, Inc., Class A                                          6,496           64,570
                            Kenneth Cole Productions, Inc., Class A                         1,092           10,538
                            Liz Claiborne, Inc. (a)(b)                                     24,100          135,683
                            lululemon athletica, Inc. (a)                                  10,000          301,000
                            Maidenform Brands, Inc. (a)                                     4,400           73,436
                            Oxford Industries, Inc.                                         3,342           69,113
                            Perry Ellis International, Inc. (a)                             1,850           27,861
                            Quiksilver, Inc. (a)                                           32,000           64,640
                            Skechers U.S.A., Inc., Class A (a)                              7,655          225,134
                            Steven Madden Ltd. (a)                                          3,568          147,144
                            Timberland Co., Class A (a)                                    10,700          191,851
                            True Religion Apparel, Inc. (a)                                 6,200          114,638
                            Under Armour, Inc., Class A (a)                                 8,300          226,341
                            Volcom, Inc. (a)                                                4,500           75,330
                            The Warnaco Group, Inc. (a)                                    10,700          451,433
                            Weyco Group, Inc.                                               1,600           37,824
                            Wolverine World Wide, Inc.                                     12,008          326,858
                                                                                                    --------------
                                                                                                         4,717,377
                                                                                                    --------------
TOBACCO - 0.2%              Alliance One International, Inc. (a)                           19,955           97,380
                            Star Scientific, Inc. (a)                                      18,100           12,670
                            Universal Corp.                                                 5,756          262,531
                            Vector Group Ltd.                                               9,825          137,550
                                                                                                    --------------
                                                                                                           510,131
                                                                                                    --------------
TOYS - 0.1%                 Jakks Pacific, Inc. (a)                                         5,930           71,872
                            Leapfrog Enterprises, Inc. (a)                                  8,446           33,024
                            RC2 Corp. (a)                                                   4,813           70,992
                                                                                                    --------------
                                                                                                           175,888
                                                                                                    --------------
TRANSPORTATION              Dynamex, Inc. (a)                                               2,100           38,010
MISCELLANEOUS - 0.2%        Echo Global Logistics, Inc. (a)                                   500            6,345
                            HUB Group, Inc., Class A (a)                                    9,200          246,836
                            Odyssey Marine Exploration, Inc. (a)                           12,900           18,189
                            Pacer International, Inc.                                       6,900           21,804
                            Textainer Group Holdings Ltd.                                   2,166           36,605

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------

                            Todd Shipyards Corp.                                            1,700   $       28,492
                                                                                                    --------------
                                                                                                           396,281
                                                                                                    --------------
TRUCKERS - 0.6%             Arkansas Best Corp.                                             5,741          168,958
                            Celadon Group, Inc. (a)                                         5,500           59,675
                            Forward Air Corp.                                               7,232          181,162
                            Heartland Express, Inc.                                        12,273          187,409
                            Knight Transportation, Inc.                                    14,262          275,114
                            Marten Transport Ltd. (a)                                       3,850           69,107
                            Old Dominion Freight Line, Inc. (a)                             6,325          194,178
                            Patriot Transportation Holding, Inc. (a)                          300           28,338
                            Saia, Inc. (a)                                                  3,281           48,624
                            USA Truck, Inc. (a)                                             2,200           27,544
                            Universal Truckload Services, Inc.                              1,321           23,910
                            Werner Enterprises, Inc.                                        9,600          189,984
                            YRC Worldwide, Inc. (a)(b)                                      6,700            5,627
                                                                                                    --------------
                                                                                                         1,459,630
                                                                                                    --------------
UTILITIES: ELECTRICAL - %   Allete, Inc.                                                    6,966          227,649
1.7                         Avista Corp.                                                   13,275          286,607
                            Black Hills Corp.                                               9,300          247,659
                            CH Energy Group, Inc.                                           3,989          169,612
                            Central Vermont Public Service Corp.                            2,800           58,240
                            Cleco Corp.                                                    14,667          400,849
                            El Paso Electric Co. (a)                                       10,908          221,214
                            The Empire District Electric Co.                                7,968          149,241
                            IDACORP, Inc.                                                  11,500          367,425
                            MGE Energy, Inc.                                                5,745          205,326
                            NorthWestern Corp.                                              8,200          213,364
                            Otter Tail Corp.                                                8,986          222,853
                            PNM Resources, Inc.                                            19,800          250,470
                            Pike Electric Corp. (a)                                         4,100           38,048
                            Portland General Electric Co.                                  17,400          355,134
                            UIL Holdings Corp.                                              7,167          201,249
                            Unisource Energy Corp.                                          8,183          263,411
                            Unitil Corp.                                                    2,900           66,642
                                                                                                    --------------
                                                                                                         3,944,993
                                                                                                    --------------
UTILITIES: GAS              Chesapeake Utilities Corp.                                      2,267           72,657
DISTRIBUTORS - 1.2%         The Laclede Group, Inc.                                         4,948          167,094
                            New Jersey Resources Corp.                                      9,761          365,061
                            Nicor, Inc. (c)                                                10,600          446,260
                            Northwest Natural Gas Co.                                       6,399          288,211
                            Piedmont Natural Gas Co.                                       18,000          481,500
                            South Jersey Industries, Inc.                                   6,832          260,846
                            Southwest Gas Corp.                                            10,890          310,692
                            WGL Holdings, Inc.                                             11,700          392,418
                                                                                                    --------------
                                                                                                         2,784,739
                                                                                                    --------------
UTILITIES:                  Alaska Communications Systems Group, Inc.                      11,000           87,780
TELECOMMUNICATIONS - 0.9%   Atlantic Tele-Network, Inc.                                     2,200          121,022
                            Cbeyond Communications, Inc. (a)                                5,700           89,775
                            Cincinnati Bell, Inc. (a)                                      51,600          178,020
                            Cogent Communications Group, Inc. (a)                          11,100          109,446

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                        COMMON STOCKS                          SHARES            VALUE
--------                    ----------------------------------------------------   --------------   --------------
                            Consolidated Communications Holdings, Inc.                      5,835   $      102,112
                            General Communication, Inc., Class A (a)                       11,139           71,067
                            Global Crossing Ltd. (a)                                        7,300          104,025
                            HickoryTech Corp.                                               3,000           26,490
                            Incontact, Inc. (a)                                             6,100           17,873
                            Iowa Telecommunications Services, Inc.                          7,100          118,996
                            j2 Global Communications, Inc. (a)                             10,500          213,675
                            NTELOS Holdings Corp.                                           7,500          133,650
                            Neutral Tandem, Inc. (a)                                        7,300          166,075
                            PAETEC Holding Corp. (a)                                       30,520          126,658
                            Premiere Global Services, Inc. (a)                             15,200          125,400
                            RCN Corp. (a)                                                   9,100           98,735
                            Shenandoah Telecom Co.                                          5,900          120,065
                            SureWest Communications (a)                                     3,900           38,844
                            USA Mobility, Inc.                                              4,220           46,462
                                                                                                    --------------
                                                                                                         2,096,170
                                                                                                    --------------
UTILITIES: WATER - 0.3%     American States Water Co.                                       4,485          158,814
                            Artesian Resources Corp., Class A                               1,900           34,789
                            California Water Service Group                                  4,796          176,589
                            Connecticut Water Service, Inc.                                 2,100           52,017
                            Consolidated Water Co., Inc.                                    3,600           51,444
                            Middlesex Water Co.                                             3,300           58,179
                            Pennichuck Corp.                                                1,000           21,130
                            SJW Corp.                                                       3,248           73,307
                            Southwest Water Co.                                             6,083           35,829
                            York Water Co.                                                  3,200           46,432
                                                                                                           708,530
                                                                                                    --------------
                            TOTAL COMMON STOCKS - 97.6%                                                224,138,747
                                                                                                    --------------
                            INVESTMENT COMPANIES
                            BlackRock Kelso Capital Corp. (d)                               3,100           26,412
                            Gladstone Capital Corp.                                         5,200           40,040
                            Hercules Technology Growth Capital, Inc.                        8,562           88,959
                            Kayne Anderson Energy Development Co.                           2,500           36,375
                            Pennantpark Investment Corp.                                    5,300           47,276
                            Prospect Capital Corp. (b)                                     14,400          170,064
                                                                                                    --------------
                            TOTAL INVESTMENT COMPANIES - 0.2%                                              409,126
                                                                                                    --------------
                            RIGHTS
BANKS: SAVINGS, THRIFT &    Flagstar Bancorp, Inc. (Expires 1/25/10)                       25,125               --
MORTGAGE LENDING - 0.0%
BUILDING MATERIALS - 0.0%   Builders FirstSource, Inc. (Expires 1/14/10)                    6,444            1,577
                            TOTAL RIGHTS - 0.0%                                                              1,577
                            WARRANTS (E)
ALTERNATIVE ENERGY - 0.0%   GreenHunter Energy, Inc. (Expires
                            8/27/11) (b)(f)
                                                                                              180               --
COMMUNICATIONS TECHNOLOGY   Lantronix, Inc. (Expires 2/09/11) (a)(f)                          138               --
- 0.0%                      TOTAL WARRANTS - 0.0%                                                               --
                                                                                                    --------------
                            TOTAL LONG-TERM INVESTMENTS
                            (COST - $190,334,906) - 97.8%                                              224,549,450
                                                                                                    --------------

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

                                            SHORT-TERM SECURITIES                      SHARES            VALUE
                            ----------------------------------------------------   --------------   --------------
                            BlackRock Liquidity Funds, TempFund,
                               Institutional Class, 0.11% (d)(g)                        9,452,117   $    9,452,117
                                                                                                    --------------

                                                                                     BENEFICIAL
                                                                                      INTEREST
                                                                                        (000)
                                                                                   --------------
                            BlackRock Liquidity Series, LLC Money
                               Market Series, 0.29% (d)(g)(h)
                                                                                   $       17,387   $   17,386,620
                                                                                                    --------------
                            TOTAL SHORT-TERM SECURITIES
                            (COST - $26,838,737) - 11.7%                                                26,838,737
                                                                                                    --------------
                            TOTAL INVESTMENTS
                            (COST - $217,173,643*) - 109.5%                                            251,388,187
                            LIABILITIES IN EXCESS OF OTHER ASSETS - (9.5)%                             (21,751,491)
                                                                                                    --------------
                            NET ASSETS - 100.0%                                                     $  229,636,696
                                                                                                    ==============

* The cost and unrealized appreciation (depreciation) of investments as December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $229,753,769
                                ============
Gross unrealized appreciation   $ 48,267,727
Gross unrealized depreciation    (26,633,309)
                                ------------
Net unrealized appreciation     $ 21,634,418
                                ============


(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                         PURCHASE                     REALIZED
AFFILIATE                                  COST        SALE COST        LOSS      INCOME
---------                               ----------    -----------    ---------   --------
Anthracite Capital, Inc.                $   16,102    $   239,668    $(221,996)        --
BlackRock Kelso Capital Corp.           $   11,712    $    42,960    $ (13,276)  $    992
BlackRock Liquidity Funds, TempFund,    $9,452,117(1)          --           --   $ 26,184
   Institutional Class
BlackRock Liquidity Series, LLC Cash
   Sweep Series
                                                --    $33,514,609(2)        --   $ 37,173
BlackRock Liquidity Series, LLC Money
   Market Series
                                                --    $ 7,257,582(2)        --   $451,286

(1)  Represents net purchase cost.

(2)  Represents net sale cost.

(e) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f) Restricted security as to resale, representing 0.0% of net assets was as follows:

                           ACQUISITION
ISSUE                          DATE      COST   VALUE
-----                      -----------   ----   -----
GreenHunter Energy, Inc.     6/27/08      $--    $--

(g)  Represents the current yield as of report date.

(h)  Security was purchased with the cash collateral from securities loans.

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

MASTER SMALL CAP INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

          - Financial futures contracts purchased as of December 31, 2009 were as follows:

                                                                    UNREALIZED
CONTRACTS         ISSUE         EXPIRATION DATE   NOTIONAL VALUE   APPRECIATION
---------   -----------------   ---------------   --------------   ------------
   72       Russell 2000 MINI      March 2010       $4,403,447        $88,573

     - Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

          - Level 1 - price quotations in active markets/exchanges for identical asset and liabilities

          - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

          - Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Series' investments:

                                      INVESTMENTS
                                          IN
                                      SECURITIES
VALUATION INPUTS                        ASSETS
----------------                     ------------
Level 1 - Long-Term Investments(1)   $224,549,450
   Short-Term Securities                9,452,117
                                     ------------
Total Level 1                         234,001,567
                                     ------------
Level 2 - Short-Term Securities        17,386,620
Level 3                                        --
                                     ------------
TOTAL                                $251,388,187
                                     ============

(1)  See above Schedule of Investments for values in each industry.

                   OTHER FINANCIAL
                    INSTRUMENTS(2)
VALUATION INPUTS        ASSETS
----------------   ---------------
Level 1                $88,573
Level 2                     --
Level 3                     --
                       -------
TOTAL                  $88,573
                       =======

(2) Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the "Master LLC") as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 24, 2010 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Master LLC's Schedule of Investments (the "Schedule") as of December 31, 2009 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Master LLC's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Master LLC referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

February 24, 2010
Princeton, New Jersey

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
AUSTRALIA - 8.0%            AGL Energy Ltd.                                                32,318   $      406,212
                            AMP Ltd.                                                      134,396          811,796
                            AXA Asia Pacific Holdings Ltd.                                 63,768          372,847
                            Alumina Ltd.                                                  176,221          288,088
                            Amcor Ltd.                                                     85,527          476,158
                            Aristocrat Leisure Ltd.                                        23,258           83,319
                            Arrow Energy Ltd. (a)                                          43,525          161,871
                            Asciano Group                                                 177,084          286,684
                            Australia & New Zealand Banking Group Ltd.                    175,062        3,567,483
                            Australian Stock Exchange Ltd.                                 12,589          392,483
                            BGP Holdings Plc (a)                                          783,183               11
                            BHP Billiton Ltd.                                             235,856        9,025,412
                            Bendigo and Adelaide Bank Ltd.                                 23,903          209,819
                            Billabong International Ltd.                                   14,236          139,288
                            BlueScope Steel Ltd.                                          116,707          321,571
                            Boral Ltd.                                                     47,833          253,889
                            Brambles Ltd.                                                  93,900          569,494
                            CFS Retail Property Trust                                     120,545          205,259
                            CSL Ltd.                                                       40,498        1,177,658
                            CSR Ltd.                                                       95,827          154,301
                            Caltex Australia Ltd.                                           5,477           45,560
                            Coca-Cola Amatil Ltd.                                          39,909          411,482
                            Cochlear Ltd.                                                   3,996          246,768
                            Commonwealth Bank of Australia Ltd.                           108,214        5,283,200
                            Computershare Ltd.                                             31,128          318,487
                            Crown Ltd.                                                     32,826          234,880
                            DB RREEF Trust                                                326,593          247,777
                            Energy Resources of Australia Ltd.                              5,323          113,596
                            Fairfax Media Ltd.                                            157,547          244,876
                            Fortescue Metals Group Ltd. (a)                                90,869          359,429
                            Foster's Group Ltd.                                           132,582          652,198
                            General Property Trust                                        635,242          341,354
                            Goodman Fielder Ltd.                                           76,606          111,554
                            Goodman Group                                                 480,536          271,860
                            Harvey Norman Holdings Ltd.                                    47,593          179,423
                            Incitec Pivot Ltd.                                            103,113          326,158
                            Insurance Australia Group Ltd.                                153,545          551,484
                            James Hardie Industries NV (a)                                 26,387          200,707
                            Leighton Holdings Ltd.                                         11,460          388,474

PORTFOLIO ABBREVIATIONS

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of securities have been abbreviated according to the following list:

ADR   American Depository Receipt
AUD   Australian Dollar
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
SEK   Swedish Krona
USD   US Dollar

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Lend Lease Group                                               36,073   $      332,987
                            Macquarie Group Ltd.                                           22,862          979,548
                            Macquarie Infrastructure Group (a)                            168,493          200,681
                            Map Group                                                      48,201          130,463
                            Metcash Ltd.                                                   53,350          213,920
                            Mirvac Group                                                  179,774          250,829
                            National Australia Bank Ltd.                                  146,693        3,579,900
                            Newcrest Mining Ltd.                                           34,140        1,081,373
                            Nufarm Ltd.                                                    12,318          119,571
                            OZ Mineral Ltd.                                               222,416          237,068
                            OneSteel Ltd.                                                  99,214          297,996
                            Orica Ltd.                                                     25,432          591,292
                            Origin Energy Ltd.                                             63,616          957,118
                            Paladin Resources Ltd. (a)                                     42,215          157,584
                            QBE Insurance Group Ltd.                                       69,424        1,584,275
                            Qantas Airways Ltd.                                            59,212          157,983
                            Rio Tinto Ltd.                                                 30,300        2,022,666
                            SP AusNet                                                      73,836           60,594
                            Santos Ltd.                                                    61,585          775,636
                            Sims Metal Management Ltd.                                     10,713          209,905
                            Sonic Healthcare Ltd.                                          25,851          356,033
                            Stockland                                                     156,090          549,937
                            Suncorp-Metway Ltd.                                           101,353          784,667
                            Tabcorp Holdings Ltd.                                          49,709          308,411
                            Tatts Group Ltd.                                               85,322          186,136
                            Telstra Corp. Ltd.                                            274,890          845,114
                            Toll Holdings Ltd.                                             50,305          392,830
                            Transurban Group                                               89,765          444,253
                            Wesfarmers Ltd. Ordinary Shares                                68,858        1,924,912
                            Wesfarmers Ltd. Partially Protected Shares                     11,123          310,577
                            Westfield Group                                               142,576        1,595,692
                            Westpac Banking Corp.                                         205,646        4,645,276
                            Woodside Petroleum Ltd.                                        35,566        1,499,891
                            Woolworths Ltd.                                                86,641        2,173,023
                            WorleyParsons Ltd.                                             11,479          298,058
                                                                                                    --------------
                                                                                                        59,689,109
                                                                                                    --------------
AUSTRIA - 0.3%              Erste Bank der Oesterreichischen Sparkassen AG                 14,801          549,989
                            Immoeast Immobilien Anlagen AG (a)                             30,711          168,610
                            OMV AG                                                         11,416          500,890
                            Raiffeisen International Bank Holding AG                        3,837          214,358
                            Telekom Austria AG                                             25,749          367,559
                            Verbund - Oesterreichische Elektrizitaetswirtschafts
                               AG                                                           5,338          226,342
                            Vienna Insurance Group                                          2,435          124,986
                            Voestalpine AG                                                  8,660          316,380
                                                                                                    --------------
                                                                                                         2,469,114
                                                                                                    --------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
BELGIUM - 1.0%              Anheuser-Busch InBev NV                                        51,402   $    2,660,933
                            Anheuser-Busch InBev NV VVPR Strip (a)                         24,368              175
                            Belgacom SA                                                    11,277          409,389
                            Colruyt SA                                                      1,193          287,815
                            Delhaize Group                                                  6,859          524,708
                            Dexia NV                                                       39,474          248,479
                            Fortis                                                        164,508          608,952
                            Groupe Bruxelles Lambert SA                                     6,169          582,511
                            KBC Bancassurance Holding                                      12,538          538,697
                            Mobistar SA                                                     1,543          105,781
                            Nationale A Portefeuille                                        3,141          167,141
                            Solvay SA                                                       4,453          479,567
                            UCB SA                                                          7,495          312,838
                            Umicore SA                                                      7,309          243,818
                                                                                                    --------------
                                                                                                         7,170,804
                                                                                                    --------------
BERMUDA - 0.1%              Mongolia Energy Co., Ltd. (a)                                 187,757           95,536
                            SeaDrill Ltd.                                                  19,162          487,537
                            Yue Yuen Industrial Holdings Ltd.                              38,785          112,292
                                                                                                    --------------
                                                                                                           695,365
                                                                                                    --------------
CAYMAN ISLANDS - 0.1%       Foxconn International Holdings Ltd. (a)                       134,900          155,298
                            Lifestyle International Holdings Ltd.                          25,966           48,271
                            Sands China Ltd. (a)                                          122,200          149,097
                                                                                                    --------------
                                                                                                           352,666
                                                                                                    --------------
DENMARK - 0.9%              A P Moller - Maersk A/S, Class A                                   41          276,953
                            A P Moller - Maersk A/S, Class B                                  103          723,667
                            Carlsberg A/S                                                   7,349          540,994
                            Coloplast A/S, Class B                                          1,414          127,871
                            Danske Bank A/S                                                35,051          786,874
                            Dsv A/S                                                        15,864          287,501
                            H Lundbeck A/S                                                  5,000           90,336
                            Novo-Nordisk A/S, Class B                                      32,752        2,090,944
                            Novozymes A/S, Class B                                          3,292          342,492
                            Topdanmark A/S (a)                                              1,251          168,477
                            TrygVesta A/S                                                   1,800          118,322
                            Vestas Wind Systems A/S (a)                                    14,971          911,476
                            William Demant Holding (a)                                      1,380          103,723
                                                                                                    --------------
                                                                                                         6,569,630
                                                                                                    --------------
FINLAND - 1.1%              Elisa Corp.                                                    10,641          242,874
                            Fortum Oyj                                                     34,445          934,474
                            Kesko Oyj, Class B                                              5,035          166,269
                            Kone Oyj, Class B                                              11,564          495,563
                            Metso Oyj                                                       8,556          300,960
                            Neste Oil Oyj                                                   9,709          172,529
                            Nokia Oyj                                                     260,135        3,363,540
                            Nokian Renkaat Oyj                                              7,815          189,506
                            OKO Bank                                                        9,023           97,315

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Orion Oyj                                                       4,981   $      107,422
                            Outokumpu Oyj                                                  10,168          192,482
                            Rautaruukki Oyj                                                 5,746          132,914
                            Sampo Oyj                                                      32,840          799,981
                            Sanoma Oyj                                                      4,340           97,917
                            Stora Enso Oyj, Class R                                        47,345          332,069
                            UPM-Kymmene Oyj                                                35,654          423,883
                            Wartsila Oyj                                                    6,130          245,704
                                                                                                    --------------
                                                                                                         8,295,402
                                                                                                    --------------
FRANCE - 10.2%              AXA SA                                                        118,646        2,785,685
                            Accor SA                                                        9,993          546,837
                            Aeroports de Paris                                              1,945          156,335
                            Air France-KLM                                                  9,956          156,242
                            Air Liquide                                                    17,514        2,082,901
                            Alcatel SA                                                    160,264          539,644
                            Alstom                                                         13,602          951,267
                            Atos Origin SA                                                  3,828          175,374
                            BNP Paribas SA                                                 66,723        5,292,332
                            BioMerieux                                                        968          113,099
                            Bouygues                                                       17,021          881,657
                            Bureau Veritas SA                                               3,272          170,562
                            CNP Assurances                                                  2,634          255,064
                            Cap Gemini SA                                                   9,826          448,263
                            Carrefour SA                                                   43,624        2,092,501
                            Casino Guichard Perrachon SA                                    3,996          356,024
                            Christian Dior SA                                               4,796          491,493
                            Cie de Saint-Gobain SA                                         26,026        1,411,813
                            Cie Generale d'Optique Essilor International SA                15,575          931,564
                            Compagnie Generale de Geophysique SA (a)                       10,011          212,800
                            Compagnie Generale des Etablissements Michelin                 10,861          831,831
                            Credit Agricole SA                                             66,650        1,169,697
                            Dassault Systemes SA                                            4,640          264,224
                            EDP Renovaveis SA (a)                                          14,456          137,064
                            Eiffage                                                         2,707          152,574
                            Electricite de France SA                                       18,214        1,082,518
                            Eramet                                                            374          117,126
                            Eurazeo                                                         2,034          141,087
                            European Aeronautic Defense and Space Co.                      31,850          640,221
                            Eutelsat Communications                                         7,237          232,192
                            Fonciere Des Regions                                            1,915          195,815
                            France Telecom SA                                             127,575        3,187,876
                            GDF Suez                                                       87,797        3,803,453
                            Gecina SA                                                       1,263          137,332
                            Groupe Danone                                                  38,312        2,348,594
                            Hermes International                                            4,098          545,536

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            ICADE                                                           1,246   $      119,295
                            Iliad SA                                                        1,024          122,372
                            Imerys SA                                                       2,046          122,485
                            Ipsen                                                           1,770           98,145
                            JC Decaux SA                                                    4,548          110,393
                            Klepierre                                                       6,678          270,561
                            L'Oreal SA                                                     17,178        1,918,537
                            LVMH Moet Hennessy Louis Vuitton SA                            17,330        1,943,172
                            Lafarge SA                                                     15,271        1,257,629
                            Lagardere S.C.A.                                                9,747          394,612
                            Legrand Promesses                                               7,653          212,995
                            M6-Metropole Television SA                                      4,449          113,869
                            Natixis                                                        70,340          351,232
                            Neopost SA                                                      2,223          183,476
                            PagesJaunes Groupe SA                                           9,088          101,298
                            Pernod-Ricard SA                                               14,580        1,246,730
                            Peugeot SA                                                     10,153          341,318
                            Pinault-Printemps-Redoute                                       5,920          710,607
                            Publicis Groupe                                                 9,773          397,371
                            Renault SA                                                     12,929          663,255
                            STMicroelectronics NV                                          55,598          513,738
                            Safran SA                                                      13,442          262,647
                            Sanofi-Aventis                                                 73,274        5,762,470
                            Schneider Electric SA                                          16,032        1,864,081
                            Scor SE                                                        12,536          314,930
                            Societe BIC SA                                                  1,501          103,697
                            Societe Des Autoroutes Paris-Rhin-Rhone                         1,166           89,774
                            Societe Generale SA                                            43,036        2,990,138
                            Societe Television Francaise 1                                  8,432          154,857
                            Sodexho Alliance SA                                             6,923          393,918
                            Suez Environnement SA                                          20,117          463,880
                            Technip SA                                                      7,614          535,695
                            Thales SA                                                       7,489          384,899
                            Total SA                                                      148,344        9,528,118
                            Unibail - Rodamco                                               6,571        1,443,516
                            Vallourec SA                                                    3,982          720,417
                            Veolia Environnement SA                                        30,342        1,000,166
                            Vinci SA                                                       29,687        1,670,518
                            Vivendi SA                                                     84,277        2,501,316
                                                                                                    --------------
                                                                                                        76,416,724
                                                                                                    --------------
GERMANY - 7.6%              Adidas-Salomon AG                                              13,451          728,579
                            Allianz AG, Registered Shares                                  32,101        3,979,237
                            BASF SE                                                        65,061        4,026,667
                            Bayer AG                                                       57,376        4,591,427
                            Bayerische Motoren Werke AG                                    23,433        1,066,723
                            Bayerische Motoren Werke AG (Preference Shares)                 4,306          142,528

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Beiersdorf AG                                                   6,565   $      432,695
                            Celesio AG                                                      6,095          154,328
                            Commerzbank AG                                                 52,877          443,786
                            DaimlerChrysler AG                                             62,353        3,321,145
                            Deutsche Bank AG, Registered Shares                            40,836        2,887,512
                            Deutsche Boerse AG                                             14,154        1,172,086
                            Deutsche Lufthansa AG                                          14,269          240,942
                            Deutsche Post AG                                               64,142        1,239,659
                            Deutsche Postbank AG                                            6,288          205,419
                            Deutsche Telekom AG                                           198,099        2,906,073
                            E.ON AG                                                       133,923        5,621,288
                            Fraport AG                                                      2,369          122,309
                            Fresenius AG                                                    2,242          139,858
                            Fresenius AG (Preference Shares)                                6,590          473,069
                            Fresenius Medical Care AG                                      14,944          792,733
                            GEA Group AG                                                   10,961          244,167
                            Hannover Rueckversicherung AG, Registered Shares                4,328          202,206
                            HeidelbergCement AG                                            10,390          718,799
                            Henkel KGaA                                                     9,649          432,286
                            Hochtief AG                                                     3,185          242,910
                            Infineon Technologies AG (a)                                   73,728          410,177
                            K+S AG                                                         12,192          695,350
                            Linde AG                                                       11,102        1,337,593
                            MAN SE                                                          7,221          560,293
                            Merck KGaA                                                      4,278          401,138
                            Metro AG                                                        8,625          526,752
                            Muenchener Rueckversicherungs AG, Registered Shares            13,539        2,108,829
                            Porsche Automobil Holding SE (Preference Shares)                6,736          421,230
                            Puma AG Rudolf Dassler Sport                                      465          154,794
                            Qiagen NV (a)                                                  16,748          377,173
                            RWE AG                                                         29,091        2,823,057
                            SAP AG                                                         60,153        2,867,680
                            Salzgitter AG                                                   2,546          249,479
                            Siemens AG                                                     57,947        5,317,843
                            Solarworld AG                                                   6,166          135,697
                            Suedzucker AG                                                   4,456           92,843
                            TUI AG                                                         14,453          120,835
                            ThyssenKrupp AG                                                23,610          887,553
                            United Internet AG                                              9,255          121,963
                            Volkswagen AG                                                   3,304          366,076
                            Wacker Chemie AG                                                1,122          195,167
                                                                                                    --------------
                                                                                                        56,699,953
                                                                                                    --------------
GREECE - 0.5%               Alpha Bank AE                                                  30,397          354,709
                            Bank of Cyprus Public Co., Ltd.                                38,379          268,714
                            Coca-Cola Hellenic Bottling Co. SA                             15,028          342,088
                            EFG Eurobank Ergasias SA (a)                                   27,772          310,373
                            Hellenic Petroleum SA                                           7,916           88,626

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Hellenic Telecommunications Organization SA                    21,199   $      311,147
                            Marfin Investment Group SA                                     53,258          150,969
                            National Bank of Greece SA                                     44,706        1,148,580
                            OPAP SA                                                        16,937          372,110
                            Piraeus Bank SA (a)                                            21,954          251,930
                            Public Power Corp.                                              8,529          158,179
                            Titan Cement Co. SA                                             3,439           99,746
                                                                                                    --------------
                                                                                                         3,857,171
                                                                                                    --------------
HONG KONG - 2.2%            ASM Pacific Technology Ltd.                                    12,004          113,494
                            BOC Hong Kong Holdings Ltd.                                   282,400          634,460
                            Bank of East Asia Ltd.                                         96,532          379,232
                            CLP Holdings Ltd.                                             155,687        1,053,622
                            Cathay Pacific Airways Ltd.                                    86,263          160,198
                            Cheung Kong Holdings Ltd.                                      97,835        1,257,197
                            Cheung Kong Infrastructure Holdings Ltd.                       25,500           96,969
                            Chinese Estates Holdings Ltd.                                  64,000          109,046
                            Esprit Holdings Ltd.                                           77,888          516,758
                            Hang Lung Group Ltd.                                           63,000          311,568
                            Hang Lung Properties Ltd.                                     158,000          619,415
                            Hang Seng Bank Ltd.                                            58,753          864,373
                            Henderson Land Development Co., Ltd.                           81,491          608,960
                            The Hong Kong & China Gas Ltd.                                306,290          768,222
                            Hong Kong Aircraft Engineering Company Ltd.                     2,400           31,048
                            Hong Kong Exchanges and Clearing Ltd.                          72,927        1,297,546
                            HongKong Electric Holdings Ltd.                               109,000          593,753
                            Hopewell Holdings Ltd.                                         45,349          146,215
                            Hutchison Whampoa Ltd.                                        154,176        1,054,851
                            Hysan Development Co., Ltd.                                    45,791          129,592
                            Kerry Properties Ltd.                                          52,000          263,017
                            Li & Fung Ltd.                                                173,990          719,351
                            The Link REIT                                                 141,914          362,125
                            MTR Corp.                                                     104,000          358,286
                            NWS Holdings Ltd.                                              64,000          117,464
                            New World Development Ltd.                                    172,484          351,419
                            Orient Overseas International Ltd.                             16,057           74,460
                            PCCW Ltd.                                                     333,000           80,206
                            Shangri-La Asia Ltd.                                           86,990          162,983
                            Sino Land Co.                                                 104,421          201,033
                            Sun Hung Kai Properties Ltd.                                  100,324        1,491,729
                            Swire Pacific Ltd., Class A                                    54,077          653,973
                            Television Broadcasts Ltd.                                     14,000           67,262
                            Wharf Holdings Ltd.                                           108,870          624,806
                            Wheelock and Co., Ltd.                                         74,000          225,721
                            Wing Hang Bank Ltd.                                            11,500          107,024
                                                                                                    --------------
                                                                                                        16,607,378
                                                                                                    --------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
IRELAND - 0.3%              Anglo Irish Bank Corp. Plc (a)                                 62,641   $            1
                            CRH Plc                                                        50,149        1,363,521
                            Elan Corp. Plc (a)                                             35,769          225,738
                            Kerry Group Plc                                                10,099          297,001
                            Ryanair Holdings Plc (a)                                       35,968          169,621
                                                                                                    --------------
                                                                                                         2,055,882
                                                                                                    --------------
ITALY - 3.2%                A2A SpA                                                        75,591          158,590
                            Assicurazioni Generali SpA                                     79,436        2,140,030
                            Autogrill SpA                                                  11,318          142,660
                            Autostrade SpA                                                 17,781          465,011
                            Banca Carige SpA                                               50,030          133,550
                            Banca Monte dei Paschi di Siena SpA                           157,305          274,995
                            Banca Popolare di Milano Scrl                                  35,046          248,993
                            Banco Popolare SpA                                             43,205          323,656
                            Enel SpA                                                      454,261        2,629,891
                            Eni SpA                                                       182,935        4,658,582
                            Exor SpA                                                        6,689          130,284
                            Fiat SpA                                                       54,154          792,487
                            Finmeccanica SpA                                               32,731          524,051
                            Fondiaria-Sai SpA                                               6,981          110,980
                            Intesa Sanpaolo SpA                                           523,040        2,353,690
                            Intesa Sanpaolo SpA (Non-Convertible Savings Shares)           62,426          209,160
                            Italcementi SpA                                                 5,021           68,680
                            Luxottica Group SpA                                             9,899          255,946
                            Mediaset SpA                                                   46,410          381,580
                            Mediobanca SpA (a)                                             35,249          418,746
                            Mediolanum SpA                                                 22,232          138,877
                            Parmalat SpA                                                  141,422          395,375
                            Pirelli & C. SpA                                              171,223          102,541
                            Prysmian SpA                                                    5,678           99,111
                            Saipem SpA                                                     18,261          630,194
                            Snam Rete Gas SpA                                             108,602          539,336
                            Telecom Italia SpA                                            712,453        1,111,388
                            Telecom Italia SpA (Non-Convertible Savings Shares)           456,819          507,383
                            Terna SpA                                                      85,253          366,636
                            Unicredit SpA                                                 977,959        3,270,057
                            Unione Di Banche Italiane ScpA                                 44,370          635,996
                            Unipol SpA                                                     44,435           60,781
                                                                                                    --------------
                                                                                                        24,279,237
                                                                                                    --------------
JAPAN - 19.8%               The 77 Bank Ltd.                                               18,000           95,769
                            Abc-Mart Inc.                                                   1,800           49,933
                            Acom Co., Ltd.                                                  3,370           51,307
                            Advantest Corp.                                                10,000          260,510
                            Aeon Co., Ltd.                                                 44,400          360,378
                            Aeon Credit Service Co., Ltd.                                   7,200           69,509
                            Aeon Mall Co., Ltd.                                             4,600           89,119

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Aioi Insurance Co., Ltd.                                       36,000   $      172,564
                            Air Water Inc.                                                  6,000           70,674
                            Aisin Seiki Co., Ltd.                                          13,400          387,140
                            Ajinomoto Co., Inc.                                            52,000          489,422
                            Alfresa Holdings Corp.                                          1,900           75,543
                            All Nippon Airways Co., Ltd.                                   69,000          187,287
                            Amada Co., Ltd.                                                25,000          156,590
                            Aozora Bank Ltd.                                               57,000           60,586
                            Asahi Breweries Ltd.                                           24,700          454,908
                            Asahi Glass Co., Ltd.                                          66,100          628,748
                            Asahi Kasei Corp.                                              91,000          455,955
                            Asics Corp.                                                    11,000           98,724
                            Astellas Pharma, Inc.                                          30,600        1,141,651
                            The Bank of Kyoto Ltd.                                         21,000          169,736
                            The Bank of Yokohama Ltd.                                      80,000          364,757
                            Benesse Holdings, Inc.                                          6,300          263,409
                            Bridgestone Corp.                                              40,200          709,120
                            Brother Industries Ltd.                                        18,700          215,061
                            Canon Marketing Japan Inc.                                      3,800           55,997
                            Canon, Inc.                                                    75,500        3,211,655
                            Casio Computer Co., Ltd.                                       20,700          165,712
                            Central Japan Railway Co.                                         110          736,262
                            The Chiba Bank Ltd.                                            61,000          364,851
                            Chiyoda Corp.                                                   7,000           54,063
                            Chubu Electric Power Co., Inc.                                 44,700        1,066,344
                            Chugai Pharmaceutical Co., Ltd.                                17,700          330,841
                            The Chugoku Bank Ltd.                                          13,000          161,222
                            Chugoku Electric Power Co.                                     19,700          376,233
                            Chuo Mitsui Trust Holdings, Inc.                               77,000          259,386
                            Citizens Holding Co., Ltd.                                     26,300          151,983
                            Coca-Cola West Holdings Co., Ltd.                               2,700           47,637
                            Cosmo Oil Co., Ltd.                                            34,000           71,442
                            Credit Saison Co., Ltd.                                        13,900          155,671
                            Dai Nippon Printing Co., Ltd.                                  41,000          522,756
                            Daicel Chemical Industries Ltd.                                20,000          117,479
                            Daido Steel Co., Ltd.                                          19,000           70,535
                            Daihatsu Motor Co., Ltd.                                       16,000          159,935
                            Daiichi Sankyo Co., Ltd.                                       49,600        1,040,186
                            Daikin Industries Ltd.                                         16,400          647,755
                            Dainippon Pharma Co., Ltd.                                     14,000          146,938
                            Daito Trust Construction Co., Ltd.                              6,300          298,295
                            Daiwa House Industry Co., Ltd.                                 39,000          419,356
                            Daiwa Securities Group, Inc.                                  108,000          543,525
                            Dena Co., Ltd.                                                     14           82,934
                            Denki Kagaku Kogyo Kabushiki Kaisha                            25,000          111,762
                            Denso Corp.                                                    35,700        1,078,749

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Dentsu, Inc.                                                   13,313   $      306,507
                            Diamond Lease Co., Ltd.                                         3,300           99,416
                            Dowa Mining Co., Ltd.                                          14,000           77,463
                            East Japan Railway Co.                                         23,149        1,464,886
                            Eisai Co., Ltd.                                                18,800          691,205
                            Electric Power Development Co.                                  9,400          267,269
                            Elpida Memory, Inc. (a)                                        10,600          172,759
                            FamilyMart Co., Ltd.                                            2,600           76,756
                            Fanuc Ltd.                                                     13,500        1,258,227
                            Fast Retailing Co., Ltd.                                        3,200          601,406
                            Fuji Electric Holdings Co., Ltd.                               25,800           44,619
                            Fuji Heavy Industries Ltd.                                     32,000          156,362
                            Fuji Media Holdings, Inc.                                          44           60,966
                            Fuji Photo Film Co., Ltd.                                      33,400        1,008,702
                            Fujitsu Ltd.                                                  123,000          798,075
                            Fukuoka Financial Group, Inc.                                  54,000          188,190
                            Furukawa Electric Co., Ltd.                                    45,000          187,934
                            GS Yuasa Corp.                                                 23,000          170,033
                            The Gunma Bank Ltd.                                            22,000          112,517
                            The Hachijuni Bank Ltd.                                        26,000          151,728
                            Hakuhodo DY Holdings, Inc.                                        920           44,814
                            Hankyu Hanshin Holdings, Inc.                                  81,000          361,266
                            Hino Motors Ltd.                                               18,000           62,277
                            Hirose Electric Co., Ltd.                                       2,300          241,155
                            The Hiroshima Bank Ltd.                                        28,000          107,889
                            Hisamitsu Pharmaceutical Co., Ltd.                              5,100          164,706
                            Hitachi Chemical Co., Ltd.                                      7,100          144,702
                            Hitachi Construction Machinery Co., Ltd.                        6,700          175,626
                            Hitachi High-Technologies Corp.                                 3,500           69,441
                            Hitachi Ltd.                                                  303,000          931,460
                            Hitachi Metals Ltd.                                            11,000          105,830
                            Hokkaido Electric Power Co., Inc.                              12,900          234,017
                            Hokuhoku Financial Group, Inc.                                 77,100          157,641
                            Hokuriku Electric Power                                        13,000          283,843
                            Honda Motor Co., Ltd.                                         116,800        3,962,872
                            Hoya Corp.                                                     27,300          728,433
                            IHI Corp.                                                      79,000          125,986
                            Ibiden Co., Ltd.                                                9,500          340,712
                            Idemitsu Kosan Co., Ltd.                                        1,600           93,407
                            Inpex Corp.                                                        61          461,228
                            Isetan Mitsukoshi Holdings Ltd.                                24,405          220,360
                            Isuzu Motors Ltd.                                              83,000          155,911
                            Ito En, Ltd.                                                    4,700           70,774
                            Itochu Corp.                                                  100,000          738,677
                            Itochu Techno-Science Corp.                                     1,100           29,539
                            The Iyo Bank Ltd.                                              19,000          154,573

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            J Front Retailing Co., Ltd.                                    29,600   $      130,722
                            JFE Holdings, Inc.                                             33,500        1,324,216
                            JGC Corp.                                                      16,000          294,843
                            JS Group Corp.                                                 18,900          325,360
                            JSR Corp.                                                      12,900          262,538
                            JTEKT Corp.                                                    12,700          163,344
                            Jafco Co., Ltd.                                                 1,500           36,302
                            Japan Airlines Corp. (a)                                       17,000           12,220
                            Japan Petroleum Explora                                         2,400          105,823
                            Japan Prime Realty Investment Corp.                                50          103,894
                            Japan Real Estate Investment Corp.                                 30          221,154
                            Japan Retail Fund Investment Corp.                                 30          134,917
                            The Japan Steel Works, Ltd.                                    21,000          267,773
                            Japan Tobacco, Inc.                                               326        1,100,737
                            The Joyo Bank Ltd.                                             42,000          168,776
                            Jupiter Telecommunications Co., Ltd.                              145          143,481
                            KDDI Corp.                                                        196        1,038,156
                            Kajima Corp.                                                   54,800          110,879
                            Kamigumi Co., Ltd.                                             19,000          138,639
                            Kaneka Corp.                                                   21,000          133,799
                            The Kansai Electric Power Co., Inc.                            52,500        1,184,744
                            Kansai Paint Co., Ltd.                                         11,000           92,185
                            Kao Corp.                                                      36,000          843,722
                            Kawasaki Heavy Industries Ltd.                                 84,000          213,209
                            Kawasaki Kisen Kaisha Ltd.                                     30,000           85,719
                            Keihin Electric Express Railway Co., Ltd.                      28,000          206,123
                            Keio Electric Railway Co., Ltd.                                38,000          229,310
                            Keisei Electric Railway Co., Ltd.                              25,000          136,763
                            Keyence Corp.                                                   3,120          647,536
                            Kikkoman Corp.                                                 13,000          159,290
                            Kinden Corp.                                                    6,000           50,842
                            Kintetsu Corp.                                                126,000          417,638
                            Kirin Holdings Co., Ltd.                                       59,000          946,183
                            Kobe Steel Ltd.                                               169,000          306,262
                            Koito Manufacturing Co., Ltd.                                   5,000           80,251
                            Komatsu Ltd.                                                   64,700        1,354,441
                            Konami Corp.                                                    8,600          153,548
                            Konica Minolta Holdings, Inc.                                  33,500          345,225
                            Kubota Corp.                                                   73,000          669,836
                            Kuraray Co., Ltd.                                              20,500          241,280
                            Kurita Water Industries Ltd.                                    8,600          270,191
                            Kyocera Corp.                                                  10,900          959,968
                            Kyowa Hakko Kirin Co., Ltd.                                    18,000          190,347
                            Kyushu Electric Power Co., Inc.                                28,500          587,012
                            Lawson, Inc.                                                    3,500          154,578
                            Mabuchi Motor Co., Ltd.                                         1,600           79,297

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Makita Corp.                                                    6,900   $      237,002
                            Marubeni Corp.                                                108,000          596,590
                            Marui Group Co., Ltd.                                          20,400          125,610
                            Maruichi Steel Tube Ltd.                                        3,600           71,878
                            Matsui Securities Co., Ltd.                                     6,400           44,590
                            Mazda Motor Corp.                                              89,400          205,569
                            McDonald's Holdings Co. Japan Ltd.                              5,700          109,020
                            Medipal Holdings Corp.                                          8,100          100,397
                            Meiji Holdings Co., Ltd.                                        4,293          162,231
                            Minebea Co., Ltd.                                              19,000          103,103
                            Mitsubishi Chemical Holdings Corp.                             83,500          355,571
                            Mitsubishi Corp.                                               90,200        2,246,755
                            Mitsubishi Electric Corp.                                     142,000        1,054,869
                            Mitsubishi Estate Co., Ltd.                                    85,000        1,357,099
                            Mitsubishi Gas Chemical Co., Inc.                              25,000          125,980
                            Mitsubishi Heavy Industries Ltd.                              223,200          787,219
                            Mitsubishi Logistics Corp.                                      7,000           82,582
                            Mitsubishi Materials Corp.                                     95,000          232,350
                            Mitsubishi Motors Corp. (a)                                   251,000          348,877
                            Mitsubishi Rayon Co., Ltd.                                     27,000          108,604
                            Mitsubishi Tanabe Pharma Corp.                                 16,000          199,646
                            Mitsubishi UFJ Financial Group, Inc.                          891,774        4,392,688
                            Mitsui & Co., Ltd.                                            119,000        1,688,148
                            Mitsui Chemicals, Inc.                                         45,000          116,518
                            Mitsui Engineering & Shipbuilding Co., Ltd.                    47,000          113,197
                            Mitsui Fudosan Co., Ltd.                                       56,000          946,861
                            Mitsui Mining & Smelting Co., Ltd.                             58,000          150,745
                            Mitsui OSK Lines Ltd.                                          74,000          390,918
                            Mitsui Sumitomo Insurance Group Holdings, Inc.                 28,457          726,826
                            Mitsumi Electric Co., Ltd.                                      5,500           97,145
                            Mizuho Financial Group, Inc.                                  942,240        1,694,432
                            Murata Manufacturing Co., Ltd.                                 16,000          798,515
                            NEC Corp.                                                     165,000          426,512
                            NGK Insulators Ltd.                                            19,000          415,519
                            NGK Spark Plug Co., Ltd.                                       12,000          136,133
                            NHK Spring Co., Ltd.                                            8,000           74,487
                            NOK Corp.                                                       8,600          118,618
                            NSK Ltd.                                                       27,000          198,126
                            NTN Corp.                                                      43,000          194,283
                            NTT Data Corp.                                                     92          285,280
                            NTT DoCoMo, Inc.                                                1,105        1,542,015
                            NTT Urban Development Co.                                          57           38,050
                            Namco Bandai Holdings, Inc.                                    13,500          128,965
                            Nidec Corp.                                                     8,100          748,626
                            Nikon Corp.                                                    20,000          394,929
                            Nintendo Co., Ltd.                                              6,800        1,624,092

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Nippon Building Fund, Inc.                                         36   $      273,605
                            Nippon Electric Glass Co.                                      21,500          295,923
                            Nippon Express Co., Ltd.                                       69,000          284,953
                            Nippon Meat Packers, Inc.                                      10,000          115,773
                            Nippon Mining Holdings, Inc.                                   61,500          263,946
                            Nippon Oil Corp.                                               77,000          356,980
                            Nippon Paper Group, Inc.                                        6,894          175,938
                            Nippon Sanso Corp.                                             20,000          212,853
                            Nippon Sheet Glass Co., Ltd.                                   33,000           94,571
                            Nippon Steel Corp.                                            367,000        1,487,080
                            Nippon Telegraph & Telephone Corp.                             36,660        1,448,183
                            Nippon Yusen Kabushiki Kaisha                                  90,000          277,186
                            Nipponkoa Insurance Co., Ltd.                                  43,000          244,822
                            The Nishi-Nippon City Bank Ltd.                                39,000           95,498
                            Nissan Chemical Industries Ltd.                                13,000          185,305
                            Nissan Motor Co., Ltd.                                        179,600        1,578,310
                            Nissay Dowa General Insurance Co., Ltd.                         6,000           28,790
                            Nissha Printing Co., Ltd.                                       1,300           64,043
                            Nisshin Seifun Group, Inc.                                     11,000          148,654
                            Nisshin Steel Co., Ltd.                                        49,000           86,628
                            Nisshinbo Industries, Inc.                                     11,000          101,920
                            Nissin Foods Holdings Co., Ltd.                                 6,100          199,255
                            Nitori Co., Ltd.                                                2,600          193,524
                            Nitto Denko Corp.                                              10,610          381,152
                            Nomura Holdings, Inc.                                         249,100        1,852,476
                            Nomura Real Estate Holdings, Inc.                               6,500           96,424
                            Nomura Real Estate Office Fund, Inc.                               16           87,018
                            Nomura Research Institute Ltd.                                  7,100          139,629
                            OJI Paper Co., Ltd.                                            59,000          247,201
                            ORIX Corp.                                                      6,940          472,505
                            Obayashi Corp.                                                 40,000          136,154
                            Obic Co., Ltd.                                                    350           57,144
                            Odakyu Electric Railway Co., Ltd.                              43,000          329,995
                            Olympus Corp.                                                  16,000          515,856
                            Omron Corp.                                                    13,000          233,802
                            Ono Pharmaceutical Co., Ltd.                                    6,200          268,162
                            Oracle Corp. Japan                                              1,900           79,164
                            Oriental Land Co., Ltd.                                         3,300          217,138
                            Osaka Gas Co., Ltd.                                           130,000          438,137
                            Otsuka Shokai Co., Ltd.                                           600           29,927
                            Panasonic Corp.                                               141,000        2,029,893
                            Panasonic Electric Works Ltd.                                  29,873          361,940
                            Rakuten, Inc.                                                     510          388,278
                            Resona Holdings, Inc.                                          36,256          368,352
                            Ricoh Co., Ltd.                                                51,000          730,767
                            Rinnai Corp.                                                    3,100          149,807

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Rohm Co., Ltd.                                                  7,500   $      489,472
                            SBI Holdings, Inc.                                              1,385          247,962
                            SMC Corp.                                                       4,000          456,728
                            Sankyo Co., Ltd. (Gunma)                                        4,500          225,330
                            Santen Pharmaceutical Co., Ltd.                                 3,900          123,807
                            Sanyo Electric Co., Ltd. (a)                                  104,000          192,101
                            Sapporo Hokuyo Holdings, Inc.                                  13,789           50,049
                            Sapporo Holdings Ltd.                                          19,000          104,695
                            Secom Co., Ltd.                                                13,800          655,467
                            Sega Sammy Holdings, Inc.                                      14,332          171,507
                            Seiko Epson Corp.                                               8,400          135,747
                            Sekisui Chemical Co., Ltd.                                     32,000          199,069
                            Sekisui House Ltd.                                             32,000          290,506
                            Senshu Ikeda Holdings, Inc.                                    24,870           90,791
                            Seven & I Holdings Co., Ltd.                                   56,000        1,143,433
                            Seven Bank Ltd.                                                    18           35,934
                            Sharp Corp.                                                    67,000          846,096
                            Shikoku Electric Power Co., Inc.                               13,100          338,475
                            Shimadzu Corp.                                                 21,000          139,873
                            Shimamura Co., Ltd.                                             1,500          143,322
                            Shimano, Inc.                                                   4,500          181,674
                            Shimizu Corp.                                                  43,000          154,448
                            Shin-Etsu Chemical Co., Ltd.                                   29,700        1,676,813
                            Shinko Electric Industries                                      7,100          103,352
                            Shinko Securities Co., Ltd.                                    32,300           97,738
                            Shinsei Bank Ltd.                                              81,000           88,243
                            Shionogi & Co., Ltd.                                           23,000          498,671
                            Shiseido Co., Ltd.                                             22,000          422,818
                            The Shizuoka Bank Ltd.                                         43,000          374,298
                            Showa Denko KK                                                 82,000          163,305
                            Showa Shell Sekiyu KK                                          18,700          152,412
                            Softbank Corp.                                                 52,500        1,230,744
                            Sojitz Corp.                                                   86,500          163,666
                            Sompo Japan Insurance, Inc.                                    69,800          450,033
                            Sony Corp.                                                     70,100        2,037,931
                            Sony Financial Holdings, Inc.                                      62          161,351
                            Square Enix Holdings Co., Ltd.                                  5,400          113,922
                            Stanley Electric Co., Ltd.                                     11,600          235,287
                            Sumco Corp.                                                     9,200          162,568
                            Sumitomo Chemical Co., Ltd.                                   114,000          500,171
                            Sumitomo Corp.                                                 74,800          761,669
                            Sumitomo Electric Industries Ltd.                              49,500          616,566
                            Sumitomo Heavy Industries Ltd.                                 48,000          243,007
                            Sumitomo Metal Industries Ltd.                                248,000          666,634
                            Sumitomo Metal Mining Co., Ltd.                                35,000          516,514
                            Sumitomo Mitsui Financial Group, Inc.                          62,450        1,792,026

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Sumitomo Realty & Development Co., Ltd.                        25,000   $      471,937
                            Sumitomo Rubber Industries, Ltd.                               16,100          139,964
                            The Sumitomo Trust & Banking Co., Ltd.                        106,000          520,464
                            Suruga Bank Ltd.                                               15,000          130,715
                            Suzuken Co., Ltd.                                               4,400          144,706
                            Suzuki Motor Corp.                                             22,900          563,959
                            Sysmex Corp.                                                    1,800           94,117
                            T&D Holdings, Inc.                                             21,900          450,381
                            TDK Corp.                                                       7,700          470,566
                            THK Co., Ltd.                                                   7,500          133,372
                            Taiheiyo Cement Corp.                                          92,000          104,950
                            Taisei Corp.                                                   75,000          128,685
                            Taisho Pharmaceutical Co., Ltd.                                 9,000          154,850
                            Takashimaya Co., Ltd.                                          19,000          121,063
                            Takeda Pharmaceutical Co., Ltd.                                51,500        2,121,865
                            Teijin Ltd.                                                    66,000          213,238
                            Terumo Corp.                                                   11,800          711,185
                            Tobu Railway Co., Ltd.                                         56,000          292,336
                            Toho Co., Ltd.                                                  6,000           97,461
                            Toho Gas Co., Ltd.                                             36,000          191,283
                            Tohoku Electric Power Co., Inc.                                31,600          626,231
                            Tokio Marine Holdings, Inc.                                    50,000        1,364,460
                            Tokuyama Corp.                                                 23,000          128,605
                            The Tokyo Electric Power Co., Inc.                             85,300        2,140,897
                            Tokyo Electron Ltd.                                            11,500          738,163
                            Tokyo Gas Co., Ltd.                                           151,000          602,736
                            Tokyo Steel Manufacturing Co., Ltd.                             9,900          111,451
                            Tokyo Tatemono Co., Ltd.                                       18,000           69,241
                            Tokyu Corp.                                                    79,000          314,590
                            Tokyu Land Corp.                                               23,000           85,437
                            TonenGeneral Sekiyu KK                                         20,000          167,110
                            Toppan Printing Co., Ltd.                                      40,000          325,687
                            Toray Industries, Inc.                                        101,700          553,312
                            Toshiba Corp.                                                 274,000        1,520,399
                            Tosoh Corp.                                                    40,000          110,469
                            Toto Ltd.                                                      18,000          114,455
                            Toyo Seikan Kaisha Ltd.                                        11,200          170,622
                            Toyo Suisan Kaisha, Ltd.                                        8,000          184,485
                            Toyoda Gosei Co., Ltd.                                          5,900          178,735
                            Toyota Boshoku Corp.                                            3,600           80,379
                            Toyota Industries Corp.                                        12,500          373,327
                            Toyota Motor Corp.                                            207,800        8,761,048
                            Toyota Tsusho Corp.                                            13,500          199,767
                            Trend Micro, Inc.                                               8,500          322,866
                            Tsumura & Co.                                                   3,000           96,986
                            UNY Co., Ltd.                                                  13,000           91,676

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            USS Co., Ltd.                                                   1,170   $       71,424
                            Ube Industries Ltd.                                            86,000          235,297
                            Uni-Charm Corp.                                                 2,400          224,991
                            Ushio, Inc.                                                     6,300          105,060
                            West Japan Railway Co.                                            108          362,086
                            Yahoo! Japan Corp.                                              1,035          311,192
                            Yakult Honsha Co., Ltd.                                         6,400          193,757
                            Yamada Denki Co., Ltd.                                          6,600          445,247
                            Yamaguchi Financial Group, Inc.                                17,000          157,805
                            Yamaha Corp.                                                    9,700          116,870
                            Yamaha Motor Co., Ltd.                                         18,500          233,972
                            Yamato Kogyo Co., Ltd.                                          2,800           91,547
                            Yamato Transport Co., Ltd.                                     24,000          334,081
                            Yamazaki Baking Co., Ltd.                                       6,000           71,365
                            Yaskawa Electric Corp.                                         13,000          108,298
                            The Yasuda Trust & Banking Co., Ltd.                          118,000          110,091
                            Yokogawa Electric Corp.                                        14,000          123,642
                                                                                                    --------------
                                                                                                       147,968,148
                                                                                                    --------------
KAZAKHSTAN - 0.0%           Eurasian Natural Resources Corp.                               17,547          257,020
LUXEMBOURG - 0.5%           ArcelorMittal                                                  59,927        2,739,037
                            SES Global                                                     21,161          476,700
                            Tenaris SA                                                     36,323          782,794
                                                                                                    --------------
                                                                                                         3,998,531
                                                                                                    --------------
NETHERLANDS - 2.6%          ASML Holding NV                                                31,787        1,085,265
                            Aegon NV                                                      104,935          671,962
                            Akzo Nobel NV                                                  17,764        1,178,017
                            Corio NV                                                        3,739          254,737
                            Fugro NV                                                        5,693          327,001
                            Heineken Holding NV                                             8,300          347,132
                            Heineken NV                                                    18,968          900,477
                            ING Groep NV CVA                                              250,557        2,412,959
                            Koninklijke Ahold NV                                           87,842        1,163,790
                            Koninklijke Boskalis Westminster NV                             4,224          162,612
                            Koninklijke DSM NV                                             10,467          514,280
                            Koninklijke KPN NV                                            123,146        2,093,169
                            Koninklijke Philips Electronics NV                             66,644        1,969,950
                            Koninklijke Vopak NV (a)                                        1,953          154,784
                            Randstad Holdings NV                                            8,053          400,696
                            Reed Elsevier NV                                               49,608          608,657
                            SBM Offshore NV                                                10,381          203,676
                            TNT NV                                                         25,883          795,215
                            Unilever NV                                                   115,438        3,757,134
                            Wolters Kluwer NV                                              22,511          492,308
                                                                                                    --------------
                                                                                                        19,493,821
                                                                                                    --------------
NEW ZEALAND - 0.1%          Auckland International Airport Ltd.                            44,629           65,248
                            Contact Energy Ltd. (a)                                        17,272           76,892

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Fletcher Building Ltd.                                         53,169   $      306,765
                            Sky City Ltd.                                                  28,496           68,058
                            Telecom Corp. of New Zealand Ltd.                             162,398          291,735
                                                                                                    --------------
                                                                                                           808,698
                                                                                                    --------------
NORWAY - 0.7%               DnB NOR ASA                                                    63,032          680,476
                            Norsk Hydro ASA                                                44,429          373,222
                            Orkla ASA                                                      58,937          578,221
                            Renewable Energy Corp. ASA (a)                                 20,857          161,006
                            Statoil ASA                                                    84,582        2,109,443
                            Telenor ASA                                                    52,195          729,148
                            Telenor ASA (a) - ADR                                           3,798          158,756
                            Yara International ASA                                         13,250          600,161
                                                                                                    --------------
                                                                                                         5,390,433
                                                                                                    --------------
PORTUGAL - 0.3%             Banco Comercial Portugues SA, Registered Shares               174,287          210,043
                            Banco Espirito Santo SA, Registered Shares                     37,186          242,192
                            Brisa-Auto Estradas de Portugal SA, Private Shares             16,547          170,028
                            Cimpor Cimentos de Portugal SA                                 21,742          199,843
                            Energias de Portugal SA                                       134,285          597,846
                            Galp Energia SGPS SA                                           10,491          181,208
                            Jeronimo Martins SGPS SA                                       18,526          185,277
                            Portugal Telecom SGPS SA, Registered Shares                    42,937          523,921
                                                                                                    --------------
                                                                                                         2,310,358
                                                                                                    --------------
SINGAPORE - 1.5%            Ascendas Real Estate Investment Trust                         136,962          215,002
                            CapitaLand Ltd.                                               184,749          548,069
                            CapitaMall Trust                                              202,700          258,721
                            CapitaMalls Asia Ltd. (a)                                      82,000          148,258
                            City Developments Ltd.                                         37,535          306,906
                            ComfortDelgro Corp. Ltd.                                      110,816          128,900
                            Cosco Corp. (Singapore) Ltd.                                   79,002           66,243
                            DBS Group Holdings Ltd.                                       130,407        1,417,652
                            Fraser and Neave Ltd.                                          63,096          187,556
                            Genting Singapore  Plc (a)                                    349,563          322,025
                            Golden Agri-Resources Ltd.                                    402,562          145,068
                            Jardine Cycle & Carriage Ltd.                                   8,721          166,509
                            Keppel Corp. Ltd.                                              93,616          545,326
                            Neptune Orient Lines Ltd.                                     101,350          118,290
                            Noble Group Ltd.                                               99,720          228,733
                            Olam International Ltd.                                        99,900          187,698
                            Oversea-Chinese Banking Corp.                                 194,914        1,255,079
                            SembCorp Industries Ltd.                                       81,590          213,197
                            Sembcorp Marine Ltd.                                           71,197          185,765
                            Singapore Airlines Ltd.                                        39,009          413,143
                            Singapore Exchange Ltd.                                        70,000          412,172
                            Singapore Press Holdings Ltd.                                 105,316          274,162
                            Singapore Technologies Engineering Ltd.                        92,213          212,235
                            Singapore Telecommunications Ltd.                             608,132        1,339,481

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            StarHub Ltd.                                                   54,157   $       82,712
                            UOL Group Ltd.                                                 23,457           67,599
                            United Overseas Bank Ltd.                                      86,572        1,205,061
                            Wilmar International Ltd.                                      98,670          448,653
                            Yangzijiang Shipbuilding Holdings Ltd.                         85,183           72,757
                                                                                                    --------------
                                                                                                        11,172,972
                                                                                                    --------------
SPAIN - 4.4%                ACS Actividades de Construccion y Servicios, SA                11,364          568,060
                            Abertis Infraestructuras SA                                    21,211          479,563
                            Acciona SA                                                      1,758          229,785
                            Acerinox SA                                                    11,621          242,695
                            Banco Bilbao Vizcaya Argentaria SA                            246,340        4,489,549
                            Banco Popular Espanol SA                                       58,737          431,448
                            Banco Santander SA                                            573,683        9,479,911
                            Banco de Sabadell SA                                           67,059          372,491
                            Banco de Valencia SA                                           11,587           88,082
                            Bankinter SA                                                   21,946          226,099
                            Corp. Mapfre SA                                                51,177          214,919
                            Criteria Caixacorp SA                                          59,893          283,684
                            Enagas                                                         14,796          328,002
                            Ferrovial SA                                                   35,676          421,345
                            Fomento de Construcciones y Contratas SA                        3,049          129,285
                            Gamesa Corp. Tecnologica SA                                    11,623          195,816
                            Gas Natural SDG SA                                             15,958          343,980
                            Gestevision Telecinco SA                                        8,666          126,048
                            Grifols SA                                                     10,806          189,745
                            Iberdrola Renovables                                           60,286          287,081
                            Iberdrola SA                                                  252,045        2,415,285
                            Iberia Lineas Aereas de Espana                                 36,747           99,679
                            Inditex SA                                                     16,079        1,004,173
                            Indra Sistemas SA                                               7,258          171,797
                            Mapfre Sa Eur (a)                                               1,137            4,771
                            Red Electrica de Espana                                         8,800          491,060
                            Repsol YPF SA                                                  49,467        1,327,426
                            Sacyr Vallehermoso SA                                           5,142           59,014
                            Telefonica SA                                                 295,654        8,275,065
                            Zardoya Otis SA                                                 8,897          173,161
                                                                                                    --------------
                                                                                                        33,149,019
                                                                                                    --------------
SWEDEN - 2.3%               Alfa Laval AB                                                  19,718          272,674
                            Assa Abloy AB, Series B                                        19,177          369,445
                            Atlas Copco AB, Class A                                        45,887          674,533
                            Atlas Copco AB, Class B                                        27,049          352,694
                            Electrolux AB                                                  14,469          340,009
                            Getinge AB, Class B                                            13,341          254,973
                            Hennes & Mauritz AB, B Shares                                  35,240        1,953,591
                            Holmen AB, Class B                                              2,545           64,839
                            Husqvarna AB                                                   27,933          204,925

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Investor AB                                                    34,000   $      629,758
                            Lundin Petroleum AB (a)                                        14,102          111,259
                            Millicom International Cellular SA - ADR                        5,814          431,465
                            Nordea Bank AB                                                224,634        2,275,994
                            SKB AB                                                         24,225          417,727
                            SSAB AB                                                        15,106          248,954
                            Sandvik AB                                                     67,813          816,599
                            Scania AB                                                      21,585          278,754
                            Securitas AB                                                   17,048          166,963
                            Skandinaviska Enskilda Banken AB, Class A                      96,949          599,327
                            Skanska AB, Class B                                            25,005          424,286
                            Svenska Cellulosa AB                                           41,311          550,788
                            Svenska Handelsbanken, Class A                                 34,112          971,844
                            Swedbank AB-A Shares                                           38,450          378,559
                            Swedish Match AB                                               17,350          379,328
                            Tele2 AB                                                       22,966          352,787
                            Telefonaktiebolaget LM Ericsson                               202,889        1,867,807
                            TeliaSonera AB                                                150,701        1,089,207
                            Volvo AB, A Shares                                             31,401          267,655
                            Volvo AB, B Shares                                             78,566          673,863
                                                                                                    --------------
                                                                                                        17,420,607
                                                                                                    --------------
SWITZERLAND - 7.7%          ABB Ltd.                                                      160,090        3,084,827
                            Actelion Ltd. (a)                                               7,930          423,544
                            Adecco SA, Registered Shares                                    8,252          455,221
                            Aryzta AG                                                       5,840          217,504
                            BKW FMB Energie AG                                                807           62,894
                            Baloise Holding AG                                              3,902          323,973
                            Compagnie Financiere Richemont SA                              37,060        1,246,212
                            Credit Suisse Group AG                                         82,164        4,070,517
                            GAM Holdings Ltd.                                              18,341          222,092
                            Geberit AG                                                      2,933          519,959
                            Givaudan SA                                                       572          457,695
                            Holcim Ltd. (a)                                                17,483        1,358,734
                            Julius Baer Group Ltd.                                         13,842          486,802
                            Kuehne & Nagel International AG                                 3,968          385,806
                            Lindt & Spruengli AG                                               61          130,966
                            Lindt & Spruengli AG 'R'                                            7          171,906
                            Logitech International SA (a)                                  15,111          262,098
                            Lonza Group AG, Registered Shares                               2,911          205,106
                            Nestle SA, Registered Shares                                  256,418       12,444,897
                            Nobel Biocare Holding AG                                       10,399          348,524
                            Novartis AG, Registered Shares                                154,654        8,445,538
                            Pargesa Holding SA                                              2,165          188,370
                            Roche Holding AG                                               52,024        8,896,774
                            SGS SA                                                            430          561,357

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Schindler Holding AG                                            5,210   $      396,813
                            Sonova Holding AG                                               3,530          427,660
                            Straumann Holding AG, Registered Shares                           654          183,686
                            The Swatch Group Ltd. Bearer Shares                             2,162          547,246
                            The Swatch Group Ltd., Registered Shares                        3,776          179,737
                            Swiss Life Holding                                              2,407          306,258
                            Swiss Reinsurance Co., Registered Shares                       24,845        1,190,191
                            Swisscom AG                                                     1,717          655,744
                            Syngenta AG                                                     6,812        1,923,763
                            Synthes, Inc.                                                   4,715          618,083
                            UBS AG                                                        264,485        4,118,620
                            Zurich Financial Services AG                                   10,643        2,326,812
                                                                                                    --------------
                                                                                                        57,845,929
                                                                                                    --------------
UNITED KINGDOM - 20.5%      3i Group Plc                                                   67,937          307,596
                            Admiral Group Plc                                              11,889          227,326
                            Amec Plc                                                       23,434          298,560
                            Anglo American Plc (a)                                         92,120        3,989,485
                            Antofagasta Plc                                                27,604          439,112
                            Associated British Foods Plc                                   24,559          325,586
                            AstraZeneca Plc                                               101,396        4,765,323
                            Autonomy Corp. Plc (a)                                         15,017          364,678
                            Aviva Plc                                                     191,729        1,219,614
                            BAE Systems Plc                                               247,781        1,434,075
                            BG Group Plc                                                  235,247        4,247,679
                            BHP Billiton Plc                                              154,491        4,925,163
                            BP Plc                                                      1,311,741       12,666,379
                            BT Group Plc                                                  542,601        1,181,691
                            Balfour Beatty Plc                                             50,454          209,956
                            Barclays Plc                                                  798,732        3,519,574
                            British Airways Plc (a)                                        39,996          120,293
                            British American Tobacco Plc                                  139,745        4,536,580
                            British Land Co. Plc                                           60,133          463,046
                            British Sky Broadcasting Plc                                   79,107          714,557
                            Bunzl Plc                                                      24,344          264,627
                            Burberry Group Plc                                             31,090          298,607
                            Cable & Wireless Plc                                          179,589          408,553
                            Cadbury Plc                                                    99,248        1,276,089
                            Cairn Energy Plc (a)                                           96,380          515,949
                            Capita Group Plc                                               43,577          526,910
                            Carnival Plc (a)                                               11,216          382,108
                            The Carphone Warehouse Plc                                     26,664           80,382
                            Centrica Plc                                                  358,767        1,625,049
                            Cobham Plc                                                     80,535          325,305
                            Compass Group Plc                                             129,497          926,744
                            Diageo Plc                                                    174,907        3,051,444

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Drax Group Plc                                                 23,972   $      159,817
                            Experian Group Ltd.                                            71,841          709,623
                            Firstgroup Plc                                                 34,889          238,663
                            Fresnillo Plc                                                  13,316          169,139
                            GlaxoSmithKline Plc                                           362,949        7,696,642
                            Group 4 Securicor Plc                                          88,209          369,734
                            HSBC Holdings Plc                                           1,213,396       13,842,812
                            Hammerson Plc                                                  48,068          327,171
                            Home Retail Group                                              61,428          278,604
                            ICAP Plc                                                       36,053          248,659
                            Imperial Tobacco Group Plc                                     71,152        2,244,653
                            Inmarsat Plc                                                   30,487          339,722
                            Intercontinental Hotels Group Plc                              17,940          257,762
                            International Power Plc                                       106,548          530,917
                            Invensys Plc                                                   56,527          271,941
                            Investec Plc                                                   28,233          192,907
                            J Sainsbury Plc                                                81,616          425,560
                            Johnson Matthey Plc                                            15,284          377,031
                            Kazakhmys Plc                                                  14,981          317,200
                            Kingfisher Plc                                                165,329          608,610
                            Land Securities Group Plc                                      52,921          582,478
                            Legal & General Group Plc                                     410,318          527,862
                            Liberty International Plc                                      33,369          275,876
                            Lloyds TSB Group Plc                                        2,676,495        2,153,449
                            London Stock Exchange Group Plc                                 9,771          112,840
                            Lonmin Plc (a)                                                 10,670          335,331
                            Man Group Plc                                                 119,795          591,229
                            Marks & Spencer Group Plc                                     110,508          713,986
                            National Grid Plc                                             172,232        1,879,894
                            Next Plc                                                       13,795          461,250
                            Old Mutual Plc                                                369,215          646,567
                            Pearson Plc                                                    56,741          813,549
                            Petrofac Ltd.                                                  14,306          239,481
                            Prudential Plc                                                176,684        1,808,580
                            Rangold Resources Ltd.                                          6,294          501,196
                            Reckitt Benckiser Plc                                          42,121        2,280,010
                            Reed Elsevier Plc                                              84,850          696,579
                            Resolution Ltd. (a)                                           167,965          242,649
                            Rexam Plc                                                      61,337          286,743
                            Rio Tinto Plc, Registered Shares                               95,402        5,151,391
                            Rolls-Royce Group Plc                                         129,743        1,010,362
                            Royal & Sun Alliance Insurance Group                          235,791          458,089
                            Royal Bank of Scotland Group Plc                            1,183,159          549,233
                            Royal Dutch Shell Plc                                         248,191        7,510,303
                            Royal Dutch Shell Plc, Class B                                188,629        5,493,474
                            SABMiller Plc                                                  65,155        1,915,168

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         COMMON STOCKS                          SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
                            Sage Group Plc                                                 91,802   $      325,094
                            Schroders Plc                                                   8,942          191,104
                            Scottish & Southern Energy Plc                                 64,431        1,206,001
                            Sego Plc                                                       52,680          292,204
                            Serco Group Plc                                                39,498          336,851
                            Severn Trent Plc                                               16,561          289,370
                            Shire Ltd.                                                     39,224          766,432
                            Smith & Nephew Plc                                             61,878          636,500
                            Smiths Group Plc                                               27,238          444,031
                            Standard Chartered Plc                                        140,697        3,552,016
                            Standard Life Plc                                             162,910          565,845
                            TUI Travel Plc                                                 39,643          162,470
                            Tesco Plc                                                     555,601        3,832,965
                            Thomas Cook Group Plc                                          53,878          199,035
                            Tomkins Plc                                                    63,755          198,120
                            Tullow Oil Plc                                                 56,187        1,178,825
                            Unilever Plc                                                   89,838        2,879,784
                            United Utilities Group Plc                                     47,732          381,531
                            Vedanta Resources Plc                                           9,549          399,394
                            Vodafone Group Plc                                          3,680,257        8,522,398
                            WPP Plc                                                        87,706          857,789
                            Whitbread Plc                                                  12,394          281,240
                            William Morrison Supermarkets Plc                             146,459          653,445
                            Wolseley Plc (a)                                               19,874          397,814
                            Xstrata Plc                                                   132,419        2,361,831
                                                                                                    --------------
                                                                                                       153,394,865
                                                                                                    --------------
                            TOTAL COMMON STOCKS - 95.9%                                                718,368,836
                                                                                                    --------------
                            PREFERRED SECURITIES
                            PREFERRED STOCKS
GERMANY - 0.2%              Henkel KGaA, 1.75%                                             13,965          733,345
                            RWE AG, 3.50%                                                   2,641          235,090
                            Volkswagen AG, 4.35%                                            8,070          761,219
                                                                                                    --------------
                            TOTAL PREFERRED SECURITIES - 0.2%                                            1,729,654
                                                                                                    --------------
                            RIGHTS
AUSTRALIA - 0.0%            Woodside Petroleum Ltd. (Expires 1/29/10)                       2,963            7,718
BELGIUM - 0.0%              Fortis (Expires 7/01/14)                                      184,182                3
JAPAN - 0.0%                Dowa Mining Co., Ltd. (Expires 1/29/10)                         7,000               --
                                                                                                    --------------
                            TOTAL RIGHTS - 0.0%                                                              7,721
                                                                                                    --------------

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

COUNTRY                                         WARRANTS (b)                           SHARES            VALUE
-------                     ----------------------------------------------------   --------------   --------------
FRANCE - 0.0%               Fonciere Des Regions (Expires 12/31/10)                         1,915   $        1,617
ITALY - 0.0%                Mediobanca SpA (Expires 3/18/11)                               38,564                1
                            Unione Di Banche Italiane ScpA (Expires 6/30/11)               53,164            3,742
                                                                                                    --------------
                                                                                                             3,743
                                                                                                    --------------
                            TOTAL WARRANTS - 0.0%                                                            5,360
                                                                                                    --------------
                            TOTAL LONG-TERM SECURITIES
                            (COST - $716,040,453) - 96.1%                                              720,111,571
                                                                                                    --------------
                            SHORT-TERM SECURITIES
                            BlackRock Liquidity Funds, TempCash,
                               Institutional Class, 0.17% (c)(d)                        6,620,218        6,620,218
                            TOTAL SHORT-TERM SECURITIES
                            (COST - $6,620,218) - 0.9%                                                   6,620,218
                                                                                                    --------------
                            TOTAL INVESTMENTS
                            (COST - $722,660,671*)  - 97.0%                                            726,731,789
                            OTHER ASSETS LESS LIABILITIES - 3.0%                                        22,548,127
                                                                                                    --------------
                            NET ASSETS - 100.0%                                                     $  749,279,916
                                                                                                    ==============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $ 755,115,777
                                =============
Gross unrealized appreciation   $  84,372,030
Gross unrealized depreciation    (112,756,018)
                                -------------
Net unrealized depreciation     $ (28,383,988)
                                =============

(a)  Non-income producing security.

(b) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                NET
AFFILIATE                                                    ACTIVITY      INCOME
---------                                                  ------------   -------
BlackRock Liquidity Funds, TempCash, Institutional Class   $  6,620,218   $18,139
BlackRock Liquidity Series, LLC Cash Sweep Series          $(11,259,665)  $ 3,568

(d)  Represents the current yield as of report date.

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

     - Financial futures contracts purchased as of December 31, 2009 were as follows:

                                                                                UNREALIZED
                                                   EXPIRATION     NOTIONAL     APPRECIATION
CONTRACTS            ISSUE             EXCHANGE       DATE          VALUE     (DEPRECIATION)
---------   -----------------------   ---------   ------------   ----------   --------------
        2   Hang Seng Index Futures   Hong Kong   January 2010   $  277,554      $  5,225
       97     OMXS30 Index Futures    Stockholm   January 2010   $1,301,611       (10,248)
      146       DJ Euro Stoxx 50        Eurex       March 2010   $6,046,911       173,425
       79    FTSE 100 Index Futures     LIFFE       March 2010   $6,742,774        98,525
       25    SPI 200 Index Futures     Sydney       March 2010   $2,624,954       114,137
       75     TOPIX Index Futures       Tokyo       March 2010   $7,158,072       125,710
                                                                                 --------
TOTAL                                                                            $506,774
                                                                                 ========

     - Foreign currency exchange contracts as of December 31, 2009 were as follows:

                                                                          UNREALIZED
      CURRENCY             CURRENCY                        SETTLEMENT    APPRECIATION
     PURCHASED               SOLD          COUNTERPARTY       DATE      (DEPRECIATION)
-------------------   -----------------   --------------   ----------   --------------
EUR         401,000   USD       574,112       UBS AG         1/04/10      $     741
GBP         246,000   USD       397,612       UBS AG         1/04/10           (274)
JPY      40,968,000   USD       440,185       UBS AG         1/04/10           (308)
AUD         315,000   USD       287,457   Brown Brothers     1/15/10         (4,942)
                                          Harriman & Co.
EUR       8,980,000   USD    13,243,561   Goldman Sachs      1/15/10       (370,429)
                                           International
EUR       2,830,000   USD     4,238,803       UBS AG         1/15/10       (181,903)
GBP       5,700,000   USD     9,352,215   Goldman Sachs      1/15/10       (146,362)
                                           International
GBP         100,000   USD       162,387       UBS AG         1/15/10           (881)
JPY     513,770,000   USD     5,700,111   Goldman Sachs      1/15/10       (183,271)
                                          International
JPY     195,255,000   USD     2,168,918       UBS AG         1/15/10        (72,278)
SEK       6,150,000   USD       865,368   Brown Brothers     1/15/10         (5,709)
                                          Harriman & Co.
USD         276,649   AUD       315,000       UBS AG         1/15/10         (5,866)
USD       3,718,021   EUR     2,552,000   Goldman Sachs      1/15/10         59,643
                                          International
USD      10,939,441   EUR     7,340,000       UBS AG         1/15/10        417,304
USD       1,709,400   GBP     1,050,000   Goldman Sachs      1/15/10         13,585
                                          International
USD       3,689,929   GBP     2,265,000       UBS AG         1/15/10         31,814
USD         564,052   JPY    50,020,000   Goldman Sachs      1/15/10         26,940
                                          International
USD       4,725,345   JPY   414,175,000       UBS AG         1/15/10        277,952
USD         149,693   SEK     1,095,000   Brown Brothers     1/15/10         (3,369)
                                          Harriman & Co.
                                                                          ---------
TOTAL                                                                     $(147,613)
                                                                          =========

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

- Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

          - Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

          - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

          - Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Series' investments:

                            INVESTMENTS IN
                              SECURITIES
VALUATION INPUTS                ASSETS
----------------            --------------
Level 1
   Long-Term Investments:
      Belgium                 $       175
      Cayman Islands              149,097
      France                        1,617
      Italy                         3,743
      Japan                        90,791
      Norway                      158,756
      Singapore                   148,258
      Spain                         4,771
      Switzerland                 486,802
   Short-Term Securities        6,620,218
                              -----------
Total Level 1                   7,664,228
                              -----------
Level 2
   Long-Term Investments:
      Australia                59,696,816
      Austria                   2,469,114
      Belgium                   7,170,629
      Bermuda                     695,365
      Cayman Islands              203,569
      Denmark                   6,569,630
      Finland                   8,295,402
      France                   76,416,724
      Germany                  58,429,607
      Greece                    3,857,171
      Hong Kong                16,607,378

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

                            INVESTMENTS IN
                              SECURITIES
VALUATION INPUTS                ASSETS
----------------            --------------
      Ireland               $    2,055,881
      Italy                     24,279,237
      Japan                    147,877,357
      Kazakhstan                   257,020
      Luxembourg                 3,998,531
      Netherlands               19,493,821
      New Zealand                  808,698
      Norway                     5,231,677
      Portugal                   2,310,358
      Singapore                 11,024,714
      Spain                     33,144,248
      Sweden                    17,420,607
      Switzerland               57,359,127
      United Kingdom           153,394,865
                            --------------
Total Level 2                  719,067,546
                            --------------
Level 3
   Long-Term Investments:
      Australia                         11
      Belgium                            3
      Ireland                            1
                            --------------
Total Level 3                           15
                            --------------
TOTAL                       $  726,731,789
                            ==============

                          OTHER FINANCIAL
                           INSTRUMENTS(1)
                   -----------------------------
VALUATION INPUTS        ASSETS       LIABILITIES
----------------   ---------------   -----------
Level 1               $  517,022      $ (10,248)
Level 2                  827,979       (975,592)
Level 3                       --             --
                      ----------      ---------
TOTAL                 $1,345,001      $(985,840)
                      ==========      =========

(1) Other financial instruments are financial futures contracts and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

MASTER INTERNATIONAL INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

SCHEDULE OF INVESTMENTS DECEMBER 31, 2009

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                      INVESTMENTS
VALUATION INPUTS                     IN SECURITIES
----------------                     -------------
Balance, as of December 31, 2008       $ 26,500
Accrued discounts/premiums                   --
Realized gain (loss)                         --
Change in unrealized appreciation/
   depreciation(2)                       (1,493)
Net purchases (sales)                        12
Net transfers in/out of level 3         (25,004)
                                       --------
BALANCE, AS OF DECEMBER 31, 2009       $     15
                                       ========

(2) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $12.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the "Master LLC") as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 24, 2010 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Master LLC's Schedule of Investments (the "Schedule") as of December 31, 2009 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Master LLC's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Master LLC referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 24, 2010
Princeton, New Jersey

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3)  Not Applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
   --------------------
   Gene L. Needles, Jr.
   President

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
   --------------------
   Gene L. Needles, Jr.
   President

Date: March 8, 2010


By /s/ Melinda G. Heika
   ---------------------
   Melinda G. Heika
   Treasurer

Date: March 8, 2010